EXHIBIT 10.1

NOTES PURCHASE AGREEMENT

This notes purchase agreement (this "Agreement") is made and entered into as of February 2, 2018 (the "Closing Date") by and among Full House Resorts, Inc., a Delaware corporation (the "Company"), the Guarantors (as defined herein) and Sagard Credit Partners, LP, Great Elm Capital Corp. and certain entities named in the Confidential Letter (as defined below) for which Pacific Investment Management Company LLC is an investment manager or advisor (the "Purchasers").

Preliminary Statement

Subject to the terms and conditions contained herein, the Company will authorize the issuance and sale of, and issue and sell, and the Purchasers will purchase $100,000,000 aggregate principal amount of the Company’s Senior Secured Notes due 2024 (the "Notes").

All capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Indenture (as defined below).

Agreement

The parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1
SALE OF AND TERMS APPLICABLE TO THE NOTES

1.1    Purchase, Sale and Delivery of the Notes. Subject to the terms and conditions of this Agreement on the Closing Date, the Company will issue and sell to the Purchasers, the Notes and each of the Purchasers will purchase the principal amount of Notes as set forth in a confidential letter, dated as of the Closing Date, by and among the Company, the Guarantors and the Purchasers (the "Confidential Letter"), at the aggregate purchase price of $98,000,000 (the "Purchase Price").

In consideration for the Purchase Price, at the Closing, the Company agrees to issue to the Purchasers (or their respective Affiliates, agents or custodians as directed) the Notes. The Purchasers understand that the Company is under no obligation to issue the Notes to the Purchasers unless the Company accepts and signs this Agreement.

ARTICLE 2
CLOSING; DELIVERY

2.1    Closing. The closing ("Closing") of the purchase and sale of the Notes hereunder shall be held at the offices of Shearman & Sterling LLP, located at 599 Lexington Avenue, New York, NY 10022, at 9:30 a.m. New York City time, on the Closing Date, or at such other time and place as the Company may direct.

2.2    Delivery. At the Closing, the Company and the Guarantors, as applicable, shall execute and deliver to the Purchasers and the other parties thereto, the indenture in the form attached hereto as Exhibit A (the "Indenture"), the security agreement in the form attached hereto as Exhibit D (the "Security Agreement"), the Mortgages (as defined herein) in the forms attached hereto as Exhibit E, the Intellectual Property Security Agreement (as defined herein) in the form attached hereto as Exhibit F, the Assignments of Entitlement in the form attached hereto as Exhibit G and the Environmental Indemnity Agreements in the form attached hereto as Exhibit H (each of the Security Agreement, the Mortgages, the Intellectual Property Security Agreement, the Assignments of Entitlement, and the Environmental Indemnity Agreements, a "Security Document" and, together with the Indenture, the Notes, the Guarantees and the Fee Letters, the "Transaction Agreements").

At the Closing, the Notes shall be delivered by the Company through the facilities of The Depository Trust Company ("DTC") and the Purchase Price shall be paid by the Purchasers in immediately available funds to the account(s) specified by the Company to the Purchasers. The Notes shall be evidenced by one or more certificates in global form held by the nominee of DTC for the account of the Purchasers (or their respective agents or custodians as directed) and having an aggregate principal amount corresponding to the aggregate principal amount of the Notes.

2.3    Conditions to Obligations of the Purchasers and the Company. The obligations of the parties hereto are subject to the satisfaction, at or prior to the Closing, of the following conditions precedent:

(a)the representations and warranties of the Company and the Guarantors contained in Article 3 hereof and of the Purchasers contained in Article 4 hereof shall be true and correct as of the Closing Date in all material respects (or true and correct in all respects, if such representation or warranty contains any materiality qualifier, including references to "material" or "Material Adverse Effect");

(b)all agreements set forth in the blanket representation letter of the Company to DTC relating to the approval of the Notes by DTC for "book entry" transfer shall have been complied with and the acceptance for eligibility and clearance of the Notes through DTC shall have been declared by DTC;

(c)the Company and the Guarantors shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company and the Guarantors prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated herein) no default shall have occurred and be continuing;

(d)the Company and the Guarantors, as applicable, shall have delivered to each of the Purchasers each of the following, unless otherwise specified, properly executed by an officer of the Company or the Guarantors, as applicable, each dated the Closing Date, as applicable, and each in the form and substance reasonably satisfactory to the Purchasers:

i.	executed counterparts of this Agreement;

ii.	executed Notes in global certificated form;

iii.	executed Indenture;

iv.	executed Security Agreement, together with:

aa.    certificates, to the extent such certificates are deliverable at Closing under the applicable Gaming Laws, representing the Pledged Equity Interests (as defined in the Security Agreement) referred to therein (if such Pledged Equity Interests are certificated) accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt (as defined in the Security Agreement) endorsed in blank;

ab.    copies of proper financing statements, duly authorized for filing on or before the day of the initial Borrowing under the Uniform Commercial Code of all jurisdictions that the Collateral Agent may deem necessary or advisable in order to perfect the Liens created under the Security Agreement, covering the Collateral (as defined in the Security Agreement) described in the Security Agreement, together with evidence reasonably satisfactory to the Collateral Agent that such financing statements have been filed on or before the Closing Date;

ac.    completed Uniform Commercial Code lien search reports, dated on or before the Closing Date, listing all effective financing statements filed in the jurisdictions referred to in sub-clause (ab) above that name any of the Company and the Guarantors as a debtor, together with copies of such other financing statements;

ad.    copies of each Material Contract that is assigned to the Collateral Agent pursuant to the Security Agreement, together with a consent to each such assignment in form and substance reasonably acceptable to the Collateral Agent duly executed by each party to such Material Contracts other than the Company and the Guarantors; and

ae.    evidence that all other actions, recordings or filings that the Collateral Agent may deem necessary or advisable in order to perfect the Liens created under the Security Agreement has been taken;

v.
deeds of trust, trust deeds, deeds to secure debt, mortgages, ship mortgages, leasehold mortgages and leasehold deeds of trust, in the forms reasonably required by the Collateral Agent (with such changes as may be satisfactory to its counsel to account for local law matters and covering the Mortgaged Properties (the "Mortgages")), duly executed by the Company and the Guarantors, together with:

aa.    (1) evidence that counterparts of the Mortgages (other than the Rising Star Vessel Security Document) have been duly executed, acknowledged and delivered and are in form suitable for filing or recording in all filing or recording offices necessary in order to create a valid first and subsisting Lien (subject to Permitted Encumbrances (as defined in the Mortgages) and other Permitted Liens) on the property described therein in favor of the Collateral Agent for the benefit of the holders of the Notes and that all filing, documentary, stamp, intangible and recording taxes and fees have been paid; (2) the Collateral Agent shall be satisfied that (x) upon the filing and recording of the Rising Star Vessel Security Document, the Collateral Agent (for the benefit of the holders of the Notes) will have preferred ship mortgage on the Rising Star Vessel, subject only to Permitted Liens, and (y) the Rising Star Vessel Security Document will qualify for the benefits accorded a "preferred mortgage" under Chapter 313 of Title 46 of the United States Code; (3) a Certificate of Ownership (CG-1330) issued by the National Vessel Documentation Center no earlier than ten days prior to the Closing Date showing Gaming Entertainment (Indiana), LLC to be the sole owner of the Rising Star Vessel, that the Rising Star Vessel is free and clear of all Liens of record, except for Permitted Liens and the preferred ship mortgages that are the subject of the Ship Mortgage Releases, and that the Rising Star Vessel is currently documented; and (4) a certified Abstract of Title issued by the National Vessel Documentation Center no earlier than seven (7) Business Days prior to the Closing Date showing Gaming Entertainment (Indiana) LLC to be the sole owner of the Rising Star Vessel and that the Rising Star Vessel is free and clear of all Liens of record, except for Permitted Liens and the preferred ship mortgages that are the subject of the Ship Mortgage Releases,

ab.    fully paid American Land Title Association Lender’s title insurance policies (the "Mortgage Policies"), with endorsements and in amounts acceptable to the Collateral Agent, issued by title insurers acceptable to the Collateral Agent, insuring the Mortgages (other than the Rising Star Vessel Security Document) to be valid first and subsisting Liens on the property described therein, free and clear of all defects and encumbrances, excepting only Permitted Encumbrances and other Permitted Liens, and providing for such other affirmative insurance and such coinsurance and direct access reinsurance as the Collateral Agent may deem necessary or advisable,

ac.    American Land Title Association/American Congress on Surveying and Mapping form surveys certified to the Collateral Agent and the issuer of the Mortgage Policies by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located or otherwise acceptable to the Collateral Agent, showing all buildings and other improvements, the location of any recorded or visible easements, parking spaces, recorded or visible rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects acceptable to the Collateral Agent,

ad.    estoppel and consent agreements executed by each of the lessors of the Mortgaged Properties, along with (1) a memorandum of lease in recordable form with respect to such leasehold interest, executed and acknowledged by the owner of the affected real property, as lessor, or (2) evidence that the applicable lease with respect to such leasehold interest or a memorandum thereof has been recorded in all places necessary to give constructive notice to third-party purchasers of such leasehold interest, or (3) if such leasehold interest was acquired or subleased from the holder of a recorded leasehold interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form reasonably satisfactory to the Collateral Agent,

ae.    evidence of the insurance required by the terms of the Mortgages, and

af.    a standard flood hazard determination with respect to each Mortgaged Property and if such Mortgaged Property is a Flood Hazard Property, a notice about special flood hazard area status and flood disaster assistance duly executed by the Company and each Guarantor relating thereto and, if applicable, evidence reasonably satisfactory to the Collateral Agent of coverage under, and a copy of the flood insurance policy and a declaration page relating to, the insurance policies required by the Indenture;

vi.	an Assignment of Entitlements and Environmental Indemnity Agreement with respect to the real property subject to each Mortgage (other than the Rising Star Vessel Security Document);

vii.
an intellectual property security agreement (the "Intellectual Property Security Agreement"), duly executed by each of the Company and the Guarantors, together with evidence that all action that the Collateral Agent may deem necessary or advisable in order to perfect the Liens created under the Intellectual Property Security Agreement has been taken;

viii.
such certificates of resolutions or other action, incumbency certificates and/or other certificates of the officers of the Company and the Guarantors as the Purchasers may require evidencing the identity, authority and capacity of each officer thereof authorized in connection with this Agreement and the other Transaction Agreements to which each of the Company and the Guarantors is a party or is to be a party and the consummation of the transactions contemplated under the Transaction Agreements;

ix.
such documents and certifications as the Collateral Agent may reasonably require certifying as to the accuracy and completeness of each of the Company’s and the Guarantors’ organization documents and evidencing that each of the Company and the Guarantors is duly organized or formed, and that each of the Company and the Guarantors is validly existing, in good standing and qualified to engage in business in its jurisdiction of formation and, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect, each other jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification;

x.
a favorable opinion of Brownstein Hyatt Farber Schreck, LLP, counsel to the Company and the Guarantors, addressed to the Trustee, the Collateral Agent and each Purchaser, and addressing such matters concerning the Company and the Guarantors and the Transaction Agreements as the Trustee, the Collateral Agent, and the Purchasers may reasonably request;

xi.
a favorable opinion of Bingham Greenebaum Doll LLP, local counsel to the Company and the Guarantors in Indiana, addressed to the Trustee, the Collateral Agent and each Purchaser, and addressing such matters concerning the Company, the Guarantors, the Purchasers and the Transaction Agreements as the Trustee, the Collateral Agent, and the Purchasers may reasonably request;

xii.
a favorable opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, local counsel to the Company and the Guarantors in Mississippi, addressed to the Trustee, the Collateral Agent and each Purchaser, and addressing such matters concerning the Company and the Guarantors and the Transaction Agreements as the Trustee, the Collateral Agent, and the Purchasers may reasonably request;

xiii.
a favorable opinion of (A) Lewis Roca Rothgerber Christie LLP, local counsel to the Company and the Guarantors in Colorado, addressed to the Collateral Agent and each Purchaser, and addressing such matters concerning the Company and the Guarantors and the Transaction Agreements as the Purchasers may reasonably request and (B) of Jones Walker LLP, specialty counsel to the Company and the Guarantors, addressed to the Collateral Agent and each Purchaser, and addressing such matters concerning the Rising Star Vessel Security Document as the Purchasers may reasonably request;

xiv.
a certificate of an officer or the secretary of each of the Company and the Guarantors, (A) either (x) stating that the Company or the applicable Guarantor has received all permits, consents (including governmental, shareholder and third party consents), licenses (including Gaming Licenses) and approvals (including all approvals from the applicable Gaming Authorities) necessary or advisable in connection with the execution, delivery and performance by the Company and the Guarantors and the validity against the Company and the Guarantors of the Transaction Agreements to which it is a party and the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby, and such Permits, consents (including governmental, shareholder and third party consents), licenses (including Gaming Licenses) and approvals are in full force and effect and attaching evidence of the foregoing as reasonably requested by the Collateral Agent or any Purchaser, or (y) stating that no such permits, consents (including governmental, shareholder and third party consents), licenses (including Gaming Licenses) and except as disclosed on Schedule 3.10, and (B) stating that, except as disclosed on Schedule 3.10, all applicable waiting periods (if any) have expired without any action being taken by any Governmental Authority that could reasonably restrain, prevent or impose any material adverse conditions on the Company and the Guarantors or the transactions contemplated under the Transaction Agreements or that could reasonably seek or threaten any of the foregoing and no law is applicable which could have such effect; provided that, notwithstanding the foregoing, receipt by the Company of approval of the applicable Gaming Authorities to the pledge by the Company and its Subsidiaries of the equity interests in any Subsidiary pursuant to the Security Agreement shall not be a condition to closing (and such approvals may be permitted to be obtained within 150 days after the Closing Date); provided further that, on or prior to the Closing Date, the Company shall have submitted an application for approval of the same along with all other information requested by the appropriate authorities;

xv.
an officer’s certificate certifying (A) that the conditions specified in subsections (a), (b) and (c) above have been fulfilled and (B) that there has been no event or circumstance since the date of the latest financial statements that has had or would be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;

xvi.
(A) pro forma consolidated balance sheets and statements of income or operations and cash flows of the Company and its Subsidiaries as at the Closing Date, and reflecting the consummation of the transactions contemplated under the Transaction Agreements and (B) a business plan and budget of the Company and its Subsidiaries on a consolidated basis, including forecasts prepared by management of the Company, of consolidated balance sheets and statements of income or operations and cash flows of the Company and its Subsidiaries on a quarterly basis for the first two years following the Closing Date and on an annual basis for each year thereafter during the term of this Agreement;

xvii.
certificates attesting to the solvency of each of the Company and the Guarantors before and after giving effect to the transactions contemplated under the Transaction Agreements, from its chief financial officer;

xviii.
for each of the Mortgaged Properties, the Phase I environmental assessment reports in the Company’s possession, from an environmental consulting firm of nationally recognized standing, which report shall identify existing and potential environmental concerns and shall quantify related costs and liabilities, associated with such properties, and the Purchasers shall be reasonably satisfied with the nature and amount of any such matters and with the Company’s plans with respect thereto;

xix.
copies of each employment agreement and other compensation arrangement with each executive officer of the Company and the Guarantors or any of its Subsidiaries as the Collateral Agent shall reasonably request;

xx.
evidence that all insurance required to be maintained pursuant to the Transaction Agreements has been obtained and is in effect, together with the certificates of insurance, naming the Collateral Agent, on behalf of the holders of Notes, as an additional insured or loss payee, as the case may be, under all insurance policies maintained with respect to the assets and properties of the Company and the Guarantors that constitutes Collateral;

xxi.
a duly completed Compliance Certificate as of the last day of the fiscal quarter of the Company ended September 30, 2017, signed by chief executive officer, chief financial officer, treasurer or controller of the Company;

xxii.
evidence that the Existing Senior Credit Facilities have been, or concurrently with the Closing Date are being, terminated, that all principal, premium, if any, interest and fees and other amounts due and outstanding thereunder have been, or concurrently with the Closing Date are being, paid in full and all guarantees and security in support of any of the Existing Senior Credit Facilities shall have been, or concurrently with the Closing Date are being, discharged and released; provided, that the Warrants and the rights under the Warrant Purchase Agreement shall survive termination of the Existing Senior Credit Facilities; and

xxiii.	such other assurances, certificates, documents, consents or opinions as the Purchasers reasonably may require;

(e)a Private Placement number issued by Standard & Poor’s CUSIP Service Bureau shall have been obtained for the Notes;

(f)none of the Company and the Guarantors shall have changed its jurisdiction of incorporation nor been a party to any merger or consolidation nor shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements;

(g)the Company, the Guarantors, the Trustee, and the Collateral Agent, as applicable, shall have executed and delivered the Transaction Agreements to which they are a party, in form and substance satisfactory to the Purchasers, and the Purchasers shall have received copies thereof;

(h)prior to the Closing Date, the Purchasers shall have been furnished with wiring instructions for the Purchase Price in accordance with this Agreement and such other information as they may request;

(i)since the date hereof, there has not been any event or development in respect of the Company that, either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

(j)(i) all fees required to be paid to the Purchasers on or before the Closing Date shall have been paid (including pursuant to any of the Fee Letters) and (ii) unless waived by the Purchasers, the Company shall have paid all reasonable fees, charges and disbursements of the respective counsels to the Purchasers (directly to such counsel if requested by such Purchaser) to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such reasonable fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Purchasers);

(k)the Closing Date shall have occurred on or before February 2, 2018;

(l)there shall not have occurred or be occurring any action, suit, investigation or proceeding pending or, to the knowledge of the Company or any Guarantor, threatened in writing in any court or before any arbitrator or governmental authority that purports to affect or pertain to the Transaction Agreements or the transactions contemplated hereby;

(m)the Purchasers shall have received, at least one (1) Business Day prior to the Closing Date, all documentation and other information required by regulatory authorities with respect to the Company and the Guarantors under applicable "know your customer" and anti-money laundering rules and regulations, including the PATRIOT Act; and

(n)on or prior to Closing, (i) the Purchasers shall have completed their business, legal, and collateral due diligence, and, in each case, the results of which shall be satisfactory to the Purchasers and (ii) the Company shall have furnished to the Purchasers such further certificates and documents as the Purchasers may reasonably request.

2.4    Termination. The Purchasers may, by notice to the Company, terminate this Agreement at any time prior to Closing if in the opinion of the Purchasers (acting in good faith) (i) there shall have been a change, whether or not foreseeable at the date of this Agreement, in national or international financial, political or economic conditions or currency exchange rates or exchange controls as would in its view be likely to prejudice materially the ability of a party to comply with its obligations under any of the Transaction Agreements; (ii) a general moratorium shall have been declared by either U.S. federal or New York state authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States shall have occurred; (iii) an event or circumstance giving rise to a Material Adverse Effect has occurred or arisen after the date of this Agreement and is continuing; (iv) the Company or any Guarantor shall have failed, refused or been unable to perform any agreement or covenant on its part to be performed under this Agreement when and as required; (v) there is an outbreak or escalation of hostilities or national or international calamity or act of terrorism on or after the date of this Agreement, or if there has been a declaration of a national emergency or war or other national or international calamity or crisis (economic, political, financial or otherwise), in each case which affects the U.S. or international markets, making it, in the Purchaser’s judgment, impracticable to proceed with the issuance or delivery of the Notes on the terms and in the manner contemplated herein or (vi) all of the conditions listed in subsection 2.3 of this Agreement shall not have been fully satisfied within sixty (60) days following the date of this

Agreement, and, upon such notice being given, the parties hereto shall (except for any liability arising before or in relation to such termination) be under no further liability arising out of this Agreement, save that clauses Section 6 (Expenses and Indemnification), Section 7.3 (Notices), Section 7.4 (Governing Law; Jurisdiction; Jury Trial) and Section 7.6 (Entire Agreement) shall continue in full force and effect.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Each of the Company and the Guarantors represents and warrants to the Purchasers as of the Closing Date as follows:

3.1    Due Incorporation, Qualification, etc. The Company and each of the Guarantors (i) is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation, partnership or limited liability company, as applicable, in each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification or license and where the failure to be so qualified or licensed, individually or in the aggregate could have a Material Adverse Effect.

3.2    Authority. The execution, delivery and performance by each of the Company and the Guarantors of each Bond Document executed, or to be executed, by the Company and the Guarantors and the consummation of the transactions contemplated thereby (i) are within the power of the Company and the Guarantors and (ii) have been duly authorized by all necessary actions on the part of the Company and the Guarantors.

3.3    Enforceability. Each Bond Document executed, or to be executed, by the Company and the Guarantors has been, or will be, duly executed and delivered by the Company and the Guarantors, or will constitute, a legal, valid and binding obligation of the Company and the Guarantors, enforceable against both the Company and the Guarantors in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

3.4    No Registration or Qualification. Without limiting any provision herein, no registration under the Securities Act of 1933, as amended (the "Securities Act"), and no qualification of the Indenture under the Trust Indenture Act of 1939, as amended ("TIA"), is required for the offer or sale of the Notes to the Purchasers as contemplated hereby assuming the accuracy of the Purchasers’ representations contained in Section 4.3 hereof. The Notes will be, upon issuance, eligible for resale pursuant to Rule 144A under the Securities Act and no other securities of the Company are of the same class (within the meaning of Rule 144A under the Securities Act) as the Notes and listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or quoted in a U.S. automated inter-dealer quotation system.

3.5    No Integration. Neither the Company, the Guarantors nor any of its affiliates will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that is or will be integrated with the sale of the Notes in a manner that would require registration of the Notes under the Securities Act.

3.6    Reporting Status. The Company has filed all documents that the Company was required to file under the Exchange Act (the "SEC Documents"). The SEC Documents complied as to form in all material respects with the material SEC requirements as of their respective filing dates, and the information contained therein, together with any other information supplementally provided to the Purchasers in connection with the transactions contemplated herein, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that information contained in any such document has been revised or superseded by a later filed SEC Document.

3.7    Capitalization. All of the issued and outstanding shares of capital stock or other equity interests of the Company and the Guarantors have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of, and are not subject to, any preemptive or similar rights other than those under the Warrant Purchase Agreement. All of the outstanding shares of capital stock or other equity interests of each of the Company’s Subsidiaries are owned, directly or indirectly, by the Company and are free and clear of all Liens, other than Permitted Liens and those Liens imposed by the Securities Act and applicable federal and state securities laws.

3.8    Solicitation. No form of general solicitation or general advertising (prohibited by the Securities Act in connection with offers or sales) was used by any of the Company, the Guarantors, or any of their respective Affiliates or any person acting on their respective behalves in connection with the offer and sale of any of the Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio or the Internet, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising within the meaning of Regulation D under the Securities Act. Neither the Company nor any of its Affiliates has entered into, or will enter into, any contractual arrangement with respect to the distribution of the Notes except for this Agreement.

3.9    Non-Contravention. The execution and delivery by the Company and the Guarantors of the Bond Documents, executed by the Company and the Guarantors, and the performance and consummation of the transactions (including the use of the proceeds of the issuance of the Note) contemplated thereby do not (i) violate any material Requirement of Law applicable to the Company and the Guarantors; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material Contractual Obligation of the Company or the Guarantors; or (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any Property, asset or revenue of the Company or the Guarantors (except such Liens as may be created in favor of the Trustee for the benefit of the Secured Parties pursuant to the Bond Documents).

3.10    Approvals.

(a)    All Governmental Authorizations and Gaming Licenses required for the activities and operations of the Company and the Guarantors (including, without limitation, any racing, video lottery, riverboat and/or casino gaming operations or activities, as applicable) and the ownership of all Property owned, operated or leased by the Company and the Guarantors (including, without limitation, all gaming equipment) and, from and after the date of closing, the operation of the Rising Star Vessel, have been duly obtained and are in full force and effect without any known conflict with the rights of others and free from any unduly burdensome restrictions, except where any such failure to obtain such Governmental Authorizations and Gaming Licenses or any such conflict or restriction could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Neither the Company nor the Guarantors have received any written notice, pleading or other written communications from any Governmental Authority or Gaming Authority threatening or regarding (x) any revocation, withdrawal, suspension, termination or modification of, or the imposition of any material conditions with respect to, any Governmental Authorization or Gaming License, or (y) any other limitations on the conduct of business by the Company and the Guarantors, except where any such revocation, withdrawal, suspension, termination, modification, imposition or limitation could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(b)    Except as set forth on Schedule 3.10(b), no Governmental Authorization or Gaming License is required for either (x) the pledge or grant by the Company and the Guarantors, as applicable, of the Liens to be created in favor of the Trustee under the Bond Documents or (y) the exercise by the Trustee of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Security Documents or created or provided for by any Governmental Rule), except for (1) such Governmental Authorizations or Gaming Licenses that have been obtained and are in full force and effect and fully disclosed to each of the Holders, the Trustee, and the Purchasers in writing, and (2) filings or recordings contemplated in connection with this Agreement or any Security Document.

(c)    Except as set forth on Schedule 3.10(c), no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the equity holders of any Person) is required in connection with (x) the issuance of the Notes, (y) the granting of Liens, and/or (z) the execution and delivery of the Bond Documents executed by the Company and the Guarantors or the performance or consummation of the transactions contemplated thereby, except for those which have been made or obtained and are in full force and effect.

3.11    No Violation or Default. Neither the Company nor the Guarantors is in violation of or in default with respect to (i) any Requirement of Law applicable to such Person (including, as applicable, Indian Gaming Regulatory Act (Pub.L. 100-497, 25 U.S.C. ß 2701 et seq.), or any other Gaming Laws or tribal, horse racing or video lottery laws) or (ii) any Contractual Obligation of such Person, where, in each case, such violation or default could reasonably be expected to have a Material Adverse Effect (nor is there any waiver in effect which, if not in effect, could reasonably be expected to result in such a violation or default). No Default or Event of Default has occurred and is continuing.

3.12    Litigation. Except as set forth in Schedule 3.12, no actions (including derivative actions), suits, proceedings (including arbitration proceedings or mediation proceedings) or, to the Company’s knowledge, investigations are pending or threatened in writing against either the Company and the Guarantors at law or in equity in any court, arbitration proceeding or before any other Governmental Authority which (i) could reasonably be expected to (alone or in the aggregate) have a Material Adverse Effect or (ii) seek to enjoin, either directly or indirectly, the execution, delivery or performance by the Company and the Guarantors of the Note Documents.

3.13    Real Property, Rising Star Vessel, Etc.

(a)    All real property owned or leased by the Company and the Guarantors is described in Schedule 3.13 (as supplemented from time to time by the Company in a notice delivered pursuant to Section 7.3). As of the date of the issuance of the Notes, the vessels listed on Schedule 3.13 are the only material vessels owned by the Company and the Guarantors and such vessels have been duly documented under the laws of the United States of America in the name of the owner listed on Schedule 3.13, and no other action is necessary to establish and perfect such owner’s title to and interest in the applicable vessels. The Company and the Guarantors own and have good and insurable title, or a valid leasehold interest in, all their respective properties listed on Schedule 3.13. Such properties are subject to no Lien, except for Permitted Liens. Each of the Company and the Guarantors has complied in all material respects with all material obligations under all material leases to which they are a party and enjoy peaceful and undisturbed possession under such leases. The real properties owned by the Company and the Guarantors are taxed separately and do not include any other property, and for all purposes the real properties may be mortgaged, conveyed and otherwise dealt with as a separate legal parcel.

(b)    The Company and the Guarantors are in compliance with the Maritime Transportation Security Act of 2002, as amended (including having vessel and waterfront facility security plans submitted to and approved by the United States Coast Guard), except to the extent that non-compliance could not reasonably be expected to have a Material Adverse Effect.

3.14    Environmental Compliance. Neither the Company nor the Guarantors (A) has violated any Environmental Laws, (B) has any liability under any Environmental Laws or (C) has received notice or other communication of an investigation or, to the Company’s knowledge, is under investigation by any Governmental Authority having authority to enforce Environmental Laws, where such violation, liability or investigation could have, individually or in the aggregate, a Material Adverse Effect. There are no material actions or claims pending, or to the knowledge of the Company and the Guarantors, threatened in writing, against either the Company or the Guarantors pursuant to any Environmental Law or seeking the recovery of Environmental Damages from either the Company or the Guarantors. Except as set forth on Schedule 3.14, the Company’s and the Guarantors’ use and operation of its business properties, and each of such business properties which serve as Collateral (including real properties owned, leased, managed or otherwise operated by the Company and the Guarantors) are in material compliance with all applicable Environmental Laws and all other Laws and Permits, including all applicable land use and zoning laws, and including holding all material permits and approvals required for the use, maintenance and operation of such properties. Except as set forth on Schedule 3.14, to the Company’s knowledge no Hazardous Materials have been used, stored, treated, disposed of, released or otherwise managed on, at or from any such business properties (or any properties formerly owned or operated by the Company and the Guarantors) in a manner that could reasonably be expected to result in a Material Adverse Effect for the Company or the Guarantors under applicable Law.

3.15    Financial Statements. The financial statements of the Company and the Guarantors, which have been delivered to the Holder and the Trustee, (i) are in accordance with the books and records of the Company and the Guarantors, which have been maintained in accordance with good business practice; (ii) except as indicated in the accountant’s report, have been prepared in conformity with GAAP; and (iii) fairly present in all material respects the financial conditions and results of operations of the Company and the Guarantors as of the date thereof and for the period covered thereby. Neither the Company nor the Guarantors has any Contingent Obligations, liability for taxes or other outstanding obligations which, in any such case, are material in the aggregate, except as disclosed in the financial statements of the Company and the Guarantors.

3.16    Creation, Perfection and Priority of Liens; Equity Interests.

(a)    The execution and delivery of the Collateral Documents (other than the Rising Start Vessel Security Document) by the Company and the Guarantors, together with the filing of any Uniform Commercial Code financing statements and the recording of the U.S. Patent and Trademark Office filings and U.S. Copyright Office filings delivered to the Collateral Agent for filing and recording, and as of the date delivered, the recording of any mortgages or deeds of trust delivered to the Collateral Agent for recording (but not yet recorded), are effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, as security for the Obligations, a valid and perfected first priority Lien on all of the Collateral existing as of the date of such execution and delivery (subject only to Permitted Liens). All outstanding Equity Interests of the Company and the Guarantors are duly authorized, validly issued, fully paid and non-assessable. Except as disclosed in Schedule 3.16, there are no outstanding subscriptions, options, conversion rights, warrants or other agreements or commitments of any nature whatsoever (firm or conditional) obligating the Company or the Guarantors to issue, deliver or sell, or cause to be issued, delivered or sold, any additional Equity Interests of the Company or the Guarantors, or obligating the Company or the Guarantors to grant, extend or enter into any such agreement or commitment. All Equity Interests of the Company and the Guarantors have been offered and sold in compliance with all federal and state securities laws and all other requirements of Law, except where any failure to comply could not reasonably be expected to have a Material Adverse Effect.

(b)    Upon execution and delivery by Gaming Entertainment (Indiana) LLC of the Rising Star Vessel Security Document and the due filing and recording of the Rising Star Vessel Security Document with the National Vessel Documentation Center, the United States Coast Guard, in Falling Waters, West Virginia, the Rising Star Vessel ship mortgage will be a first "preferred mortgage" within the meaning of the Ship Mortgage Act and will qualify for the benefits accorded a "preferred mortgage" thereunder and no other filing or recording or refiling or rerecording or any other act is necessary or advisable to create or perfect such security interest under the Rising Star Vessel Ship Mortgage or in the mortgaged property described therein.

3.17    Employee Benefit Plans. (i) Based upon the actuarial assumptions specified for funding purposes in the latest valuation of each Pension Plan that the Company and the Guarantors or any ERISA Affiliate maintains or contributes to, or has any obligation under, the aggregate benefit liabilities of such Pension Plan within the meaning of Section 4001 of ERISA did not exceed the aggregate value of the assets of such Pension Plan. Neither the Company, the Guarantors nor any ERISA Affiliate has any liability with respect to any post-retirement benefit under any employee welfare plan (as defined in Section 3(1) of ERISA), other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, which liability for health plan continuation coverage could reasonably be expected to have a Material Adverse Effect.

(a)    Each Pension Plan complies, in both form and operation, in all material respects, with its terms, ERISA and the IRC, and no condition exists or event has occurred with respect to any such Pension Plan which would result in the incurrence by either the Company and the Guarantors or any ERISA Affiliate of any material liability, fine or penalty. Each Pension Plan, related trust agreement, arrangement and commitment of the Company and the Guarantors or any ERISA Affiliate is legally valid and binding and in full force and effect. To the knowledge of the Company, no Pension Plan is being audited or investigated by any government agency or is subject to any pending or threatened claim or suit. Neither the Company, the Guarantors or ERISA Affiliate has engaged in a prohibited transaction under Section 406 of ERISA or Section 4975 of the IRC with respect to any Pension Plan which would result in the incurrence by the Company, the Guarantors or ERISA Affiliate of any material liability.

(b)    Neither the Company, the Guarantors or ERISA Affiliate contributes to or has any material contingent obligations to any Multiemployer Plan. Neither the Company, the Guarantors nor ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA. Neither the Company, the Guarantors nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or Section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA.

3.18    Margin Stock; Other Regulations. Neither the Company nor the Guarantors own any Margin Stock which, in the aggregate, would constitute a substantial part of the assets of the Company or the Guarantors (taken as a whole), and not more than 25% of the value (as determined by any reasonable method) of the assets of the Company or the Guarantors is represented by Margin Stock, and no proceeds of any note issuance will be used, whether directly or indirectly, to purchase, acquire or carry any Margin Stock or to extend credit, directly or indirectly, to any Person for the purpose of purchasing or carrying any Margin Stock. The Company and the Guarantors are not subject to regulation under the Investment Company Act of 1940,

3.19    Trademarks, Patents, Copyrights and Licenses. The Company and the Guarantors each possess and either own, or have the right to use to the extent required, all trademarks, trade names, copyrights, patents, patent rights and licenses which are material to the conduct of their respective businesses as now operated. The Company and the Guarantors each conduct their respective businesses without infringement or claim of infringement of any trademark, trade name, trade secret, service mark, patent, copyright, license or other intellectual property rights of any other Person (which is not the Company or the Guarantors), except where such infringement or claim of infringement could not reasonably be expected to have a Material Adverse Effect. Each of the patents, trademarks, trade names, service marks and copyrights owned by the Company or any Guarantor which is registered with any Governmental Authority is set forth on Schedule 3.19.

3.20    Governmental Charges. The Company and the Guarantors have timely filed or caused to be timely filed with the appropriate taxing authorities all Tax Returns which are required to be filed by them. The Tax Returns accurately reflected all liability for Taxes of the Company and the Guarantors for the periods covered thereby and the Company and the Guarantors have paid, or made provision for the payment of, all Taxes and other Governmental Charges which have or may have become due pursuant to said returns or otherwise and all other indebtedness, except such Governmental Charges or indebtedness, if any, which are being contested in good faith by appropriate proceedings and as to which adequate reserves (determined in accordance with GAAP) have been established. All Taxes which the Company and the Guarantors were required by law to withhold or collect in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party have been duly withheld or collected, and have been timely paid over to the proper authorities to the extent due and payable. Neither the Company nor the Guarantors has executed or filed with the Internal Revenue Service or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any taxes or Governmental Charges.
3.21    Subsidiaries, Etc. Schedule 3.21 (as supplemented by the Company in a notice delivered pursuant to Section 7.3) sets forth the Subsidiaries of the Company, its jurisdiction of organization, the classes of its Equity Interests, the number of Equity Interests of each such class issued and outstanding, the percentages of Equity Interests of each such class owned directly or indirectly by either the Company or the Guarantors and whether the Company or the Guarantors owns such Equity Interests directly or, if not, the Subsidiary of the Company or the Guarantor that owns such Equity Interest and the number of Equity Interests and percentages of Equity Interests of each such class owned directly or indirectly by the Company and the Guarantors. Except as set forth on Schedule 3.21 (as supplemented as set forth above), neither the Company nor the Guarantors currently has any Subsidiaries. All of the outstanding Equity Interests of each such Subsidiary indicated on Schedule 3.21 as owned by either the Company or one of the Guarantors are owned beneficially and of record by either the Company or one of the Guarantors free and clear of all adverse claims. Each of the aforementioned Subsidiaries is organized under the laws of the United States or any state thereof.

3.22    Solvency, Etc. Each of the Company and the Guarantors is Solvent and, after the issuance of the Notes, will be Solvent.

3.23    Labor Matters. There are no disputes presently subject to grievance procedure, arbitration or litigation under any of the collective bargaining agreements, employment contracts or employee welfare or incentive plans to which the Company or the Guarantors is a party, and there are no strikes, lockouts, work stoppages or slowdowns, or, to the knowledge of the Company, jurisdictional disputes or organizing activities occurring or threatened which alone or in the aggregate could have a Material Adverse Effect.

3.24    No Material Adverse Effect. Since December 31, 2016, no event has occurred and no condition exists which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

3.25    Accuracy of Information Furnished; Material Documents.

(a)    The Bond Documents, this Agreement and the other certificates, statements and information (excluding projections) furnished by the Company and the Guarantors to the Trustee, Collateral Agent and Holders in connection with the Bond Documents, this Agreement and the transactions contemplated thereby, taken as a whole, do not contain any untrue statement of a material fact. All projections furnished by the Company and the Guarantors to the Holders, the Trustee, and the Purchasers in connection with the Bond Documents, this Agreement and the transactions contemplated thereby have been prepared on a basis consistent with the historical financial statements described above, except as described therein, have been based upon reasonable assumptions and represent, as of their respective dates of presentations, the Company’s and the Guarantors’ good faith and reasonable estimates of the future performance of the Company and the Guarantors, and the Company has no reason to believe that such estimates and assumptions are not reasonable.

(b)    The copies of the Bond Documents which have been delivered to the each Holder and the Trustee in accordance with Section 2.2 and Section 2.3 are true, correct and complete copies of the respective originals thereof, as in effect on the issuance of the Notes, as applicable, and no amendments or modifications have been made to the Bond Documents. None of the Bond Documents has been terminated and each of the Bond Documents is in full force and effect. Neither the Company nor the Guarantors is in default in the observance or performance of any of its material obligations under the Bond Documents and the Company and the Guarantors have taken all action required to be taken to keep unimpaired its rights thereunder (other than possible defaults which may be the subject of any litigation referred to in Schedule 3.12).

3.26    Brokerage Commissions. No person is entitled to receive any brokerage commission, finder’s fee or similar fee or payment in connection with the issuance of the Notes contemplated by this Agreement as a result of any agreement entered into by the Company and the Guarantors. No brokerage or other fee, commission or compensation is to be paid by the Holders with respect to the issuance of the Notes contemplated hereby as a result of any agreement entered into by the Company and the Guarantors, and the Company agrees to indemnify each Holder, the Trustee, and the Purchasers against any such claims for brokerage fees or commissions and to pay all expenses including, without limitation, reasonable attorney’s fees incurred by the Trustee, the Collateral Agent and the Purchasers in connection with the defense of any action or proceeding brought to collect any such brokerage fees or commissions. No person is entitled to receive any brokerage commission, finder’s fee or similar fee or payment in connection with the Transaction Documents except any such fee that is being paid in full on the Issue Date.

3.27    Policies of Insurance. The properties of the Company and the Guarantors are insured with financially sound and reputable insurance companies which are not Affiliates of the Company or the Guarantors, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company and the Guarantors operate. Schedule 3.27 sets forth a true and complete listing of all insurance maintained by the Company and the Guarantors as of the date of the issuance of the Notes. The policies set forth on Schedule 3.27 of the Indenture have not been terminated and are in full force and effect, and each of the Company and the Guarantors has taken all action required to be taken as of the date of this Agreement to keep unimpaired its rights thereunder.

3.28    Agreements with Affiliates and Other Agreements. Except as disclosed on Schedule 3.28, neither the Company nor the Guarantors has entered into and, as of the date of the Closing Date does not contemplate entering into, any material agreement or contract with any Affiliate of any Company and the Guarantors, except upon terms at least as favorable to the Company and the Guarantors as an arms-length transaction with unaffiliated Persons, based on the totality of the circumstances. Neither the Company nor the Guarantors is a party to or is bound by any Contractual Obligation or is subject to any restriction under its respective charter or formation documents, which could not reasonably be expected to have a Material Adverse Effect.

3.29    FCPA/Anti-Bribery. Neither the Company nor any of its Subsidiaries nor any director, officer, or employee of the Company or any of its Subsidiaries nor, to the knowledge of the Company and each of the Guarantors, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries has: (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office, or anyone who holds a legislative, administrative or judicial position of any kind or exercises a public function for a country or any public agency or enterprise of a country; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit; or (v) been involved in any pending or threatened anti-bribery or anti-corruption action, suit, proceeding or investigation by or before any court, or government agency, authority or body, or any arbitrator or nongovernmental authority in any jurisdiction. The Company and its Subsidiaries have instituted, and maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

3.30    Sanctions. Neither the Company nor any of its Subsidiaries, directors, officers or employees, nor, to the knowledge of the Company or any of the Guarantors, any agent, or affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury ("OFAC") or the U.S. Department of State and including, without limitation, the designation as a "specially designated national" or "blocked person"), the United Nations Security Council ("UNSC"), the European Union, Her Majesty’s Treasury ("HMT"), or other relevant sanctions authority in the U.S. or any other jurisdictions (collectively, "Sanctions"), nor is the Company, any of its Subsidiaries or any of the Guarantors located, organized or resident in a country, region or territory that is the subject or the target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria (each, a "Sanctioned Country"); and the Company will not directly or indirectly use the proceeds of the issue and sale of the Notes hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity: (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of Sanctions; (ii) to fund or facilitate any activities of or business in any Sanctioned Country; or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as purchaser, advisor, investor or otherwise) of Sanctions. For the past five (5) years, the Company and its Subsidiaries, directors, officers, employees, agent, affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country, or is or was involved in any pending or threatened action, suit, proceeding or investigation related to Sanctions by or before any court, or government agency, authority or body, or any arbitrator or nongovernmental authority in any jurisdiction. The Company shall immediately notify the Purchasers in writing if it becomes aware of facts or information which suggests a breach of any applicable Sanctions.

3.31    Money Laundering. To the knowledge of the Company, the operations of the Company and its Subsidiaries have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable anti-money laundering statutes of all jurisdictions where the Company or any of its Subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency in any jurisdiction (collectively, the "Money Laundering Laws") and no action, suit, proceeding or investigation by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company or any of the Guarantors, threatened. The Company shall immediately notify the Purchasers in writing if it becomes aware of facts or information which suggests a breach of any applicable Money Laundering Laws.

3.32    Anti-Terrorism Laws.

(a)    None of the Company nor its Subsidiaries nor any of their respective Affiliates is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

(b)    None of the Company nor its Subsidiaries nor any of their respective Affiliates nor their respective agents acting or benefiting in any capacity in connection with the Notes, the Transaction Agreements or the other transactions hereunder, is any of the following (each a "Blocked Person"):

i.	a person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

ii.	a person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

iii.	a person with which any Purchaser is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

iv.	a person that commits, threatens or conspires to commit or supports "terrorism" (as defined in the Executive Order No. 13224);

v.
a person that is named as a "specially designated national" on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list; or

vi.	a person affiliated or associated with any person in Section 5.22(b)(i) through and including Section 5.22(b)(v) above.

(c)    None of the Company, its Subsidiaries, nor, to the knowledge of the Company and the Guarantors, any of their respective Affiliates in connection with the issue and sale of the Notes, the Transaction Agreements or the transactions hereunder (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224.

3.33    Stamp Duties. No stamp or other issuance or transfer taxes or similar taxes or duties are payable by or on behalf of the Purchasers in respect of (i) the creation, issue or delivery by the Company of the Notes, (ii) the purchase by the Purchasers of the Notes as contemplated by this Agreement or (iii) the execution, delivery and performance of the Transaction Agreements.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each of the Purchasers, severally and not jointly, represents and warrants to the Company with respect to this purchase as follows:

4.1    Purchase for Investment Only. Such Purchaser is purchasing the Notes for such Purchasers’ own account for investment purposes only and not with a view to, or for resale in connection with, any "distribution" thereof for purposes of the Securities Act. By executing this Agreement, such Purchaser further represents that they do not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Notes. Such Purchaser understands that the Notes have not been registered under the Securities Act or any applicable state securities laws by reason of a specific exemption therefrom that depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

4.2    Investor Qualification. As identified in the signature page hereto, such Purchaser qualifies as a "qualified institutional buyer" as defined in Rule 144A (a)(1) under the Securities Act and/or is a non-"U.S. Person," as defined in Rule 902 under the Securities Act. By virtue of such Purchaser’s experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, such Purchaser is capable of evaluating the merits and risks of the Purchaser’s investment in the Company and has the capacity to protect such Purchaser’s own interests.

4.3    No General Solicitation or Advertising. Such Purchaser acknowledges that, to its knowledge, neither the Company nor any other person offered to sell the Notes to them by means of any form of general solicitation or advertising or "directed selling efforts," including but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

ARTICLE 5
COVENANTS

5.1    Use of Proceeds. The Company will use the net proceeds received from the Notes to (a) pay fees and expenses incurred in connection with the Transaction Agreements and the Transactions contemplated hereunder, (b) refinance the Existing Senior Credit Facilities, (c) provide ongoing working capital, and (d) provide funds for capital expenditures and for general corporate purposes.

ARTICLE 6
EXPENSES AND INDEMNIFICATION

6.1    Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable and documented costs and expenses (including attorneys’ fees) incurred by the Purchasers in connection with, under or in respect of this Agreement, the Notes, or the other Transaction Agreements.

6.2    Indemnity. The Company agrees to defend, indemnify and hold harmless the Purchasers and their respective affiliates and their respective directors, officers, attorneys, agents, employees, successors and assigns and each other person, if any, who controls any of the Purchasers within the meaning of the Securities Act and the officers, directors, employees and agents of such controlling person (each, an "Indemnified Person") from and against any and all liabilities, obligations, losses, damages, penalties, actions, claims, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel to any thereof) which may be incurred by or asserted or awarded against any Indemnified Person, in each case arising in any manner of or in connection with or by reason of this Agreement, the other Transaction Agreements or any undertakings in connection therewith, or the proposed or actual application of the proceeds of the Notes, or the transactions contemplated by this Agreement or the other Transaction Agreements (all of the foregoing collectively, the "Indemnified Liabilities") and will reimburse each Indemnified Person on a current basis for all expenses (including counsel fees as they are incurred by such party) in connection with investigating, preparing or defending any such action, claim or suit, whether or not in connection with pending or threatened litigation irrespective of whether such Indemnified Person is designated a party thereto; provided that the Company shall not have any liability hereunder to any Indemnified Person with respect to Indemnified Liabilities which are determined by a final and nonappealable judgment of a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Indemnified Person or from the failure of such Indemnified Person to perform its obligations hereunder. If for any reason the foregoing indemnification is unavailable to an Indemnified Person or insufficient to hold an Indemnified Person harmless, then the Company shall, jointly and severally, contribute to the amount paid or payable by such Indemnified Person as a result of any Indemnified Liability in such proportion as is appropriate to reflect not only the relative benefits received by the Company and the Purchasers, but also the relative fault of the Company and the Purchasers, as well as any other relevant equitable considerations. The foregoing indemnity shall be in addition to any rights that any Indemnified Person may have at common law or otherwise, including, but not limited to, any right to contribution.

6.3    Survival. The obligations of the Company under this Article 6 will survive the payment or transfer of any of the Notes, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

ARTICLE 7
MISCELLANEOUS

7.1    Survival. The representations and warranties contained herein shall survive the execution and delivery of this Agreement, the sale of the Notes and the transfer by the Purchaser of any of the Notes or portion thereof or interest therein and the payment of any Notes, and may be relied upon by any subsequent holder of the Notes, regardless of any investigation made at any time by or on behalf of the Purchaser or any other holder of Notes, as if made to such subsequent holder on the Closing Date, on the condition and understanding that in no event shall any subsequent holder have any rights greater than the Purchaser on the Closing Date, such reliance shall in no event constitute a reissuance of the representations and warranties expressed herein, and any such reliance also must be actual and reasonable under the circumstances existing at the time such subsequent holder becomes a holder, including any circumstances relating to changes in law, facts or any other developments disclosed by the Company in SEC filings pursuant to the Exchange Act prior to such time. All statements contained in any certificate or other instrument delivered by or on behalf of any of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement as of the date specified in such certificate or instrument.

7.2    Assignment; Successors and Assigns. Subject to the following sentence, this Agreement may not be assigned by any party without the prior written consent of the other parties. However, any of the Purchasers shall be permitted to assign this Agreement without the prior written consent of the other parties to any of their respective Affiliates or any successor so long as such assignee executes a signature page to this Agreement and makes the representations and warranties set forth in Article 4 hereof. For purposes of this Section 7.2, "Affiliate" means with respect to any person, any other person which, directly or indirectly, controls, is controlled by, or is under common control with, such first person, where "control" means the power to direct the management and policies of the controlled person through ownership of voting shares or by contract or otherwise, including in any event (x) the holding, directly or indirectly, of greater than 50% of total voting rights of the controlled person or (y) the ability to appoint more than half of the members of the board of directors (or analogous body) of the controlled person. This Agreement and all provisions thereof shall be binding upon, inure to the benefit of, and are enforceable by the parties hereto and their respective successors and permitted assigns.

7.3    Notices. All notices, requests, and other communications hereunder shall be in writing and will be deemed to have been duly given and received (a) when personally delivered, (b) when sent by facsimile upon confirmation of receipt, (c) one (1) Business Day after the day on which the same has been delivered prepaid to a nationally recognized courier service, or (d) five (5) Business Days after the deposit in the United States mail, registered or certified, return receipt requested, postage prepaid, in each case addressed to the Company at Full House Resorts, Inc., One Summerlin, 1980 Festival Plaza Dr., Suite 680, Las Vegas, Nevada 89135, Attn: Lewis Fanger, Chief Financial Officer with a copy to Brownstein Hyatt Farber Schreck, LLP, 410 Seventeenth Street, Suite 2200, Denver, CO 80202, Attn: Mark Oveson, facsimile number 303-223-1111, and as to the Purchasers at the address and facsimile number set forth in Schedule 7.3. Any party hereto from time to time may change its address, facsimile number, or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto. The Purchasers and the Company may each agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures reasonably approved by it; provided that approval of such procedures may be limited to particular notices or communications.

7.4    Governing Law; Jurisdiction; Jury Trial. THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS AGREEMENT. ANY SUIT, ACTION OR PROCEEDING AGAINST ANY OF THE COMPANY OR THE PURCHASERS OR ITS OR THEIR RESPECTIVE PROPERTIES, ASSETS OR REVENUES WITH RESPECT TO THIS AGREEMENT (A "RELATED PROCEEDING") MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK OR ANY UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK, NEW YORK, UNITED STATES, AND ANY APPELLATE COURT FROM ANY THEREOF, AS THE PERSON BRINGING SUCH RELATED PROCEEDING MAY ELECT IN ITS SOLE DISCRETION. EACH OF THE COMPANY AND THE PURCHASERS HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF EACH SUCH COURT FOR THE PURPOSE OF ANY RELATED PROCEEDING AND HAS IRREVOCABLY WAIVED ANY OBJECTION TO THE LAYING OF VENUE OF ANY RELATED PROCEEDING BROUGHT IN ANY SUCH COURT AND TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO AND THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY RELATED PROCEEDING OR ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT. EACH OF THE COMPANY AND THE PURCHASERS HAS AGREED THAT SERVICE OF ALL WRITS, CLAIMS, PROCESS AND SUMMONSES IN ANY RELATED PROCEEDING BROUGHT AGAINST IT IN THE STATE OF NEW YORK MAY BE MADE UPON IT AT THE ADDRESS FOR NOTICES SET FORTH IN SECTION 7.3 OF THIS AGREEMENT. NOTHING IN THIS AGREEMENT SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. TO THE EXTENT THAT ANY OF THE COMPANY OR ANY INVESTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR EXECUTION, ON THE GROUND OF SOVEREIGNTY OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT. EACH OF THE COMPANY AND THE PURCHASERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO

TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

7.5    Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction, or effect.

7.6    Entire Agreement. This Agreement embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

7.7    Placement Agent’s Fees. The Company agrees that it shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by the Purchasers) relating to or arising out of the transactions contemplated hereby, including the placement agent fee of Wilmington Trust, National Association, which will be paid out of the proceeds of the transactions contemplated hereby. The Company shall pay, and hold the Purchasers harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any claim for any such fees or commissions.

7.8    Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

7.9    Amendment; Waiver. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and the Purchasers.

7.10    Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by electronic mail in Portable Document Format ("PDF"), such signature shall create a valid and binding obligation of the person executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

7.11    Limited Recourse. To the extent that this Agreement is executed by a custodian or agent for any Purchaser, it is acknowledged that such custodian or agent is executing this Agreement in its capacity as custodian or agent and not in its own capacity and agreed that all obligations of a Purchaser contemplated by this Agreement are limited to such Purchaser and its assets.

7.12    Purchaser Obligations Several and Not Joint. The obligations of the Purchasers arising out of this Agreement are several and not joint with respect to each Purchaser, in accordance with its proportionate purchase obligations with respect to the Notes as set out opposite such Purchaser’s name in the Confidential Letter, and the parties agree not to proceed against any Purchaser for the obligations of another. To the extent that a Purchaser is a registered investment company (a "Trust") or a series thereof, a copy of the Declaration of Trust of such Trust is on file with the Secretary of State of the Commonwealth of Massachusetts or Secretary of State of the State of Delaware. The obligations under or arising out of this Agreement of a Purchaser which is a Trust are not binding upon any of such Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this Agreement is executed by or on behalf of a Trust on behalf of one or more series of such Trust, the assets and liabilities of each series of the Trust are separate and distinct and the obligations of or arising out of this Agreement are binding solely upon the assets or property of the series on whose behalf this instrument is executed. If this Agreement is being executed on behalf of more than one series of a Trust, the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate purchase obligations with respect to the Notes as set out opposite such Trust’s name, as it appears as a Purchaser in the Confidential Letter, and the parties agree not to proceed against any series for the obligations of another.

7.13    Gaming Law. It is agreed and acknowledged that the Company and the Guarantors are required to comply in all respects with all applicable Gaming Laws in connection with the execution, delivery and performance of this Agreement. Each Purchaser acknowledges that (i) it is subject to being called forward by any Gaming Authority for licensing or a finding of suitability or to file or provide other information, and (ii) all rights, remedies and powers under this Agreement and the Bond Documents, including with respect to the entry into and ownership and operation of the gaming businesses, and the possession or control of gaming equipment, alcoholic beverages or a gaming or liquor license, may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of the Gaming Laws and only to the extent that required approvals (including prior approvals) are obtained from the requisite Governmental Authorities. Each Purchaser agrees to cooperate with the applicable

Gaming Authorities in connection with the administration of their regulatory jurisdiction over the Company and the Guarantors, including, without limitation, to the extent not inconsistent with the internal policies of the Purchasers and any applicable legal or regulatory restrictions, the provision of such documents or other information in its possession as may be requested by any such Gaming Authorities relating to the Purchasers, this Agreement, or the Bond Documents. Notwithstanding any other provision of this Agreement, the Company expressly authorizes, and will cause each of the Guarantors to authorize, the Purchasers to cooperate with the applicable Gaming Authorities as described above.

ARTICLE 8
DEFINITIONS
8.1    Definitions. The following are definitions used in this Agreement:

"Governmental Authorization" shall mean any permit, license, registration, approval, finding of suitability or licensing, authorization, plan, directive, order, consent, exemption, waiver, consent order or consent decree of or from, or notice to, action by or filing with, any Governmental Authority.

"Governmental Charges" shall mean, with respect to any Person, all levies, assessments, fees, claims or other charges imposed by any Governmental Authority upon such Person or any of its Property or otherwise payable by such Person.

"Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

"Requirement of Law" applicable to any Person shall mean (a) such Person’s Organizational Documents, (b) any Governmental Rule applicable to such Person, (c) any Governmental Authorization granted by or obtained from any Governmental Authority or under any Governmental Rule for the benefit of such Person or (d) any judgment, decision, award, decree, writ or determination of any Governmental Authority or arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

"Rising Star Vessel" shall mean the vessel known as the Grand Victoria II, official number 1027644.

"Rising Star Vessel Security Document" shall mean the first preferred ship mortgage on the Rising Star Vessel made or to be made by Gaming Entertainment (Indiana), LLC in favor of the Collateral Agent.

"Solvent" means with respect to a Person on a particular date, that on such date (i) the then fair saleable value of the property of such Person is (1) greater than the total amount of liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person and (2) not less than the amount that will be required to pay the probable liabilities on such Person’s then existing debts as they become absolute and due; (b) such Person’s capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; (c) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (d) has not incurred any obligations or liabilities with actual intent to hinder, delay or defraud either present or future creditors of such Person and (ii) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances.

"Tax Return" shall mean all tax returns, statements, forms and reports (including elections, declarations, disclosures, schedules, estimates and information returns) for Taxes.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

FULL HOUSE RESORTS, INC., as the Company

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Chief Financial Officer

FULL HOUSE SUBSIDIARY, INC., as a Guarantor

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Vice President and Treasurer

FULL HOUSE SUBSIDIARY II, INC., as a Guarantor

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Vice President and Treasurer

STOCKMAN'S CASINO, as a Guarantor

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Vice President and Treasurer

GAMING ENTERTAINMENT (INDIANA) LLC, as a Guarantor

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Treasurer

GAMING ENTERTAINMENT (NEVADA) LLC, as a Guarantor

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Manager

SILVER SLIPPER CASINO VENTURE LLC, as a Guarantor

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Treasurer

GAMING ENTERTAINMENT (KENTUCKY) LLC, as a Guarantor

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Treasurer

RICHARD & LOUISE JOHNSON, LLC, as a Guarantor

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Treasurer

FHR-COLORADO LLC, as a Guarantor

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Vice President, Chief Financial Officer and Treasurer

Accepted as of the date first written above.

SAGARD CREDIT PARTNERS, LP, as a Purchaser

By:	Its general partner, Sagard Credit Partners GP, Inc.

/s/ Adam Vigna
Name: Adam Vigna
Title: Authorized Signatory

Signed at Toronto, Canada

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC, as authorized signatory on behalf of certain Purchasers as set forth in the Confidential Letter

By:	/s/ Alfred T. Murata
Name: Alfred T. Murata
Title: Managing Director

GREAT ELM CAPITAL CORP., as a Purchaser

By:	/s/ Adam Kleinman
Name: Adam Kleinman
Title: Authorized Signatory

SCHEDULE 3.10(b)

Governmental Authorization

1.	Pledge of equity securities of Stockman's Casino in connection with the Bond Documents.

2.	Pledge of equity securities of Gaming Entertainment (Nevada), LLC in connection with the Bond Documents.

3.	Pledge of equity securities of Gaming Entertainment (Indiana), LLC in connection with the Bond Documents.

4.	Pledge of equity securities of Silver Slipper Casino Venture, LLC in connection with the Bond Documents.

5.	Pledge of equity securities of FHR-Colorado LLC, in connection with the Bond Documents.

6.	Trustee and the Noteholders will be required to obtain gaming approvals prior to exercise of remedies in gaming collateral following an Event of Default.

7.	Mississippi requires that copies of the Bond Documents be filed with MGC Corporate Securities Division within 14 days of Issue Date.

8.	Nevada Gaming Control Board Regulation 8.130 requires a report to be filed within 30 days after the end of the calendar quarter in which the Issue Date has occurred.

9.
Approval of the pledge of equity securities will have to be sought from the Nevada Gaming Commission following the consummation of the transaction, such approval will be sought within five Business Days following the Issue Date.

10.
Landlord Consent, by the Secretary of State, with the approval of the Governor, for and on behalf of the State of Mississippi, and Silver Slipper Casino Venture LLC, in favor of Wilmington Trust, National Association, and for the benefit of Full House Resorts, Inc.

11.	Colorado requires that copies of the Bond Documents to be filed with the Colorado Division of Gaming following closing, such filing will take place within five Business Days following the Issue Date.

12.
Final ratification of an interim approval issued on January 29, 2018 of the Bond Documents and the transactions contemplated thereby will have to be awarded by the Indiana Gaming Commission following the Issue Date, which ratification shall be obtained at the Indiana Gaming Commission's next scheduled business meeting presently set for March 8, 2018 (or, if no action is taken at the Indiana Gaming Commission's next scheduled business meeting, at the subsequent Indiana Gaming Commission meeting). The Company has taken all necessary steps to initiate the ratification process.

SCHEDULE 3.10(c)

Governmental Authorization; Other Consents

1.	Pledge of equity securities of Stockman's Casino in connection with the Bond Documents.

2.	Pledge of equity securities of Gaming Entertainment (Nevada), LLC in connection with the Bond Documents.

3.	Pledge of equity securities of Gaming Entertainment (Indiana), LLC in connection with the Bond Documents.

4.	Pledge of equity securities of Silver Slipper Casino Venture, LLC in connection with the Bond Documents.

5.	Pledge of equity securities of FHR-Colorado LLC, in connection with the Bond Documents.

6.	Trustee and the Noteholders will be required to obtain gaming approvals prior to exercise of remedies in gaming collateral following an Event of Default.

7.	Mississippi requires that copies of the Bond Documents be filed with MGC Corporate Securities Division within 14 days of Issue Date.

8.	Nevada Gaming Control Board Regulation 8.130 requires a report to be filed within 30 days after the end of the calendar quarter in which the Issue Date has occurred.

9.
Approval of the pledge of equity securities will have to be sought from the Nevada Gaming Commission following the consummation of the transaction, such approval will be sought within five Business Days following the Issue Date.

10.
Consent to First Lien Deed of trust, Leasehold Deed of Trust, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents, dated as of February 2, 2018, by and among Cripple Creek Development Co., FHR-Colorado, LLC, and Wilmington Trust, National Association.

11.
Landlord Consent, by the Secretary of State, with the approval of the Governor, for and on behalf of the State of Mississippi, and Silver Slipper Casino Venture LLC, in favor of Wilmington Trust, National Association, and for the benefit of Full House Resorts, Inc.

12.
Landlord's Consent and Estoppel Certificate, dated as of February 2, 2018, by and among Cure Land Company, LLC, Silver Slipper Casino Venture LLC, in favor of Wilmington Trust, National Association, and for the benefit of Full House Resorts, Inc.

13.
Consent to First Lien Leasehold Mortgage, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents, dated as of February 2, 2018, by and among Rising Sun/Ohio County First, Inc., Gaming Entertainment (Indiana) LLC, and Wilmington Trust, National Association, and for the benefit of Full House Resorts, Inc.

14.	Colorado requires that copies of the Bond Documents to be filed with the Colorado Division of Gaming following closing, such filing will take place within five Business Days following the Issue Date.

15.
Final ratification of an interim approval issued on January 29, 2018 of the Bond Documents and the transactions contemplated thereby will have to be awarded by the Indiana Gaming Commission following the Issue Date, which ratification shall be obtained at the Indiana Gaming Commission's next scheduled business meeting presently set for March 8, 2018 (or, if no action is taken at the Indiana Gaming Commission's next scheduled business meeting, at the subsequent Indiana Gaming Commission meeting). The Company has taken all necessary steps to initiate the ratification process.

SCHEDULE 3.12

Litigation

None.

SCHEDULE 3.13

Real Property; Rising Star Vessel, Etc.

Owned Real Property

	Address	Entity
1	1560 and 1600 W. Williams Ave. Fallon, NV	Stockman’s Casino
2	777 Rising Star Drive and 102 Industrial Access Rd. Rising Sun, IN	Gaming Entertainment (Indiana) LLC
3	Condo Pad Parcel Yacht Club Drive 28 Harbor Circle Phase II, Hancock County, MS	Silver Slipper Casino Venture LLC
4	151 and 153 East Bennett Avenue, Cripple Creek, CO	FHR-Colorado LLC
5	173 East Bennett Avenue, Cripple Creek, CO	FHR-Colorado LLC
6	221, 233, 243, 247-249, 251 and 253 East Bennett Avenue, Cripple Creek, CO	FHR-Colorado LLC
7	260 East Warren Avenue, Cripple Creek, CO	FHR-Colorado LLC
8	The South 25 feet of Lot 8, Block 16, Fremont, now known as Cripple Creek, County of Teller, State of Colorado	FHR-Colorado LLC
9	Lower River Road, Burlington, KY 41005	Richard and Louise Johnson, LLC
10	n/a East Carr Avenue, Cripple Creek, CO 80813	FHR-Colorado LLC
11	Lots 36-38, Block 17 Fremont, now known as Cripple Creek, County of Teller, State of CO	FHR-Colorado LLC
12	Lots 5-8 and Lots 55-56, Cripple Creek First Addition, County of Teller, State of CO	FHR-Colorado LLC
13	Lots 25-33, Block 9 Fremont, now known as Cripple Creek, County of Teller, State of CO	FHR-Colorado LLC

Leased Real Property (Lessee)

	Address	Lessee
1	Portion of 111 Country Club Drive Incline Village, NV	Gaming Entertainment (Nevada) LLC
2	5000 South Beach Blvd. and 5061 Shipyard Rd. Bay St. Louis, MS	Silver Slipper Casino Venture LLC
3	Warehouse and Administration Building 8244 Lakeshore Road Bay St. Louis, MS	Silver Slipper Casino Venture LLC
4	Welcome Center on Highway 90 and 7431 Highway 90 Bay St. Louis, MS	Silver Slipper Casino Venture LLC
5	Silver Slipper RV Park 5311 South Beach Boulevard, Bay St. Louis, MS	Silver Slipper Casino Venture LLC
6	217 East Bennett, Cripple Creek, CO	FHR-Colorado LLC
7	209 East Bennett, Cripple Creek, CO	FHR-Colorado LLC
8	120 North 2nd Street, Cripple Creek, CO	FHR-Colorado LLC
9	Lots 1 through 13, Block 17, Cripple Creek Freemont Addition, also known by Teller County Assessor's Schedule Nos. R0000312 through R0000323.	FHR-Colorado LLC
10	Lots 29 through 36, Block 8, Cripple Creek Freemont Addition, also known by Teller County Assessor's Schedule Nos. R0000288, R0000289 and R0000290.	FHR-Colorado LLC
11	776 Rising Star Drive Rising Sun, IN 47040	Gaming Entertainment (Indiana) LLC
12	One Summerlin 1980 Festival Plaza Dr., Suite 680 Las Vegas, NV 89135	Full House Resorts, Inc.
13	Lots 11-16, Block 16, Fremont, now known as Cripple Creek, County of Teller, State of CO	FHR-Colorado LLC

Vessels

	Vessel	Owner
1	The Rising Star Vessel (as defined in the Notes Purchase Agreement)	Gaming Entertainment (Indiana), LLC

SCHEDULE 3.14

Environmental Compliance

None

SCHEDULE 3.16

Obligations of the Company or the Guarantors

1.	The Warrants issued pursuant to the Warrant Purchase Agreement.

2.	Full House Resorts, Inc. Annual Incentive Plan for Executives, effective as of January 1, 2017, as amended (the "Annual Incentive Plan").

3.	Full House Resorts, Inc. Equity Incentive Plan, effective as of May 5, 2015, as amended (the "Equity Incentive Plan").

4.	Those options granted by the Company to Lewis Fanger pursuant to an Employment Agreement, dated January 30, 2015.

5.	Those options granted by the Company to Daniel Lee pursuant to an Employment Agreement, dated November 28, 2014, as amended.

6.	Those options granted by the Company to Adam Campbell pursuant to an Award Agreement, dated May 12, 2015.

7.	Those options granted by the Company to Alex Stolyar pursuant to an Award Agreement, dated May 11, 2015.

8.	Those options granted by the Company to Elaine Guidroz pursuant to an Award Agreement, dated May 12, 2015.

9.	Those options granted by the Company to John Ferrucci pursuant to an Award Agreement, dated May 12, 2015.

10.	Those options granted by the Company to John H. Sheldon III pursuant to an Award Agreement, dated May 12, 2015.

11.	Those options granted by the Company to Scott Ruhl pursuant to an Award Agreement, dated May 12, 2015.

12.	Those options granted by the Company to Steven Jimenez pursuant to an Award Agreement, dated May 12, 2015.

13.	Those options granted by the Company to Adam Campbell pursuant to an Award Agreement, dated June 22, 2016.

14.	Those options granted by the Company to Alex Stolyar pursuant to an Award Agreement, dated June 22, 2016.

15.	Those options granted by the Company to Daniel R. Lee pursuant to an Award Agreement, dated June 22, 2016.

16.	Those options granted by the Company to Elaine Guidroz pursuant to an Award Agreement, dated June 22, 2016.

17.	Those options granted by the Company to John Ferrucci pursuant to an Award Agreement, dated June 22, 2016.

18.	Those options granted by the Company to John pursuant to an Award Agreement, dated June 22, 2016.

19.	Those options granted by the Company to Lewis Fanger pursuant to an Award Agreement, dated June 22, 2016.

20.	Those options granted by the Company to Marc Murphy pursuant to an Award Agreement, dated May 23, 2016.

21.	Those options granted by the Company to Steven Jimenez pursuant to an Award Agreement, dated June 22, 2016.

22.	Those options granted by the Company to Scott Ruhl pursuant to an Award Agreement, dated June 22, 2016.

23.	Those options granted by the Company to Ellis Landau pursuant to an Award Agreement, dated November 29, 2016.

24.	Those options granted by the Company to Carl Braunlich pursuant to an Award Agreement, dated November 29, 2016.

25.	Those options granted by the Company to Craig Thomas pursuant to an Award Agreement, dated November 29, 2016.

26.	Those options granted by the Company to Kenneth Adams pursuant to an Award Agreement, dated November 29, 2016.

27.	Those options granted by the Company to Bradley Tirpak pursuant to an Award Agreement, dated November 29, 2016.

28.	Those options granted by the Company to Kathleen Marshall pursuant to an Award Agreement, dated November 29, 2016.

29.	Those options granted to by the Company to W. H. Baird Garrett pursuant to an Award Agreement, dated November 29, 2016.

30.	Those options granted by the Company to Kenneth Adams pursuant to an Award Agreement, dated July 17, 2017.

31.	Those options granted by the Company to W. H. Baird Garrett pursuant to an Award Agreement, dated July 17, 2017.

32.	Those options granted by the Company to Carl Braunlich pursuant to an Award Agreement, dated July 17, 2017.

33.	Those options granted by the Company to Adam Campbell pursuant to an Award Agreement, dated July 17, 2017.

34.	Those option granted by the Company to Daniel R. Lee pursuant an Award Agreement, dated May 24, 2017.

35.	Those options granted by the Company to Benjamin Douglass pursuant to an Award Agreement, dated July 17, 2017.

36.	Those options granted by the Company to Elaine Guidroz pursuant to an Award Agreement, dated July 17, 2017.

37.	Those options granted by the Company to Lewis Fanger pursuant to an Award Agreement, dated July 17, 2017.

38.	Those options granted by the Company to John Sheldon, III pursuant to an Award Agreement, dated July 17, 2017.

39.	Those options granted by the Company to John Ferrucci pursuant to an Award Agreement, dated July 17, 2017.

40.	Those options granted by the Company to Ellis Landau pursuant to an Award Agreement, dated July 17, 2017.

41.	Those options granted by the Company to Kathleen Marshall pursuant to an Award Agreement, dated July 17, 2017.

42.	Those options granted by the Company to Marc Murphy pursuant to an Award Agreement, dated July 17, 2017.

43.	Those options granted by the Company to Scott Ruhl pursuant to an Award Agreement, dated July 17, 2017.

44.	Those options granted by the Company to Steven Jimenez pursuant to an Award Agreement, dated July 17, 2017.

45.	Those options granted by the Company to Alexander Stolyar pursuant to an Award Agreement, dated July 17, 2017.

46.	Those options granted by the Company to Craig Thomas pursuant to an Award Agreement, dated July 17, 2017.

47.	Those options granted by the Company to Bradley Tirpak pursuant to an Award Agreement, dated July 17, 2017.

SCHEDULE 3.19

Trademarks, Patents, Copyrights

TRADEMARKS

	File No.	Mark	Owner	Application/ Registration No.	Status
1	F0402.0020	AMERICAN PLACE	Full House Resorts, Inc.	86/714,046	Pending
2	F0402 - 0003	FULL HOUSE RESORT AND CASINO	Full House Resorts, Inc.	3,680,085	Registered
3	F0402 - 0001	FULL HOUSE RESORTS	Full House Resorts, Inc.	3,250,160	Registered
4	F0402 - 0002	FULL HOUSE RESORTS and Design	Full House Resorts, Inc.	3,250,177	Registered
5	T0448US00	GRAND LODGE CASINO and Design	Gaming Entertainment (Nevada) LLC	3,760,969	Registered
6	F0402.0040 / T04479US00	PLAYERS ADVANTAGE CLUB	Gaming Entertainment (Nevada) LLC	2,639,239	Registered
7	F0402.0012	RISING STAR CASINO RESORT and Design	Full House Resorts, Inc.	4,313,520	Registered
8	F0402.0011	RISING STAR CASINO RESORT	Full House Resorts, Inc.	4,296,062	Registered
9	F0402.0013	RISING STAR REWARDS and Design	Full House Resorts, Inc.	4,177,845	Registered
10	F0402.0014	RISING STAR REWARDS	Full House Resorts, Inc.	4,090,079	Registered
11	F0402.0017	STOCKMAN’S CASINO	Full House Resorts, Inc.	4,494,260	Registered
12		THE LODGE AT RISING STAR CASINO	Full House Resorts, Inc.	4,966,002	Registered
13	F0402.0019	THE LODGE AT RISING STAR CASINO and Design	Full House Resorts, Inc.	4,966,001	Registered
14	F0402.0022	Christmas Casino	Full House Resorts, Inc.	5,130,618	Registered
15		Cripple Creek Christmas Casino	Full House Resorts, Inc.	87,749,537	Pending
16		CRIPPLE CREEK CHRISTMAS CASINO & INN	Full House Resorts, Inc.	87,749,545	Pending
17		Cripple Creek Christmas Inn	Full House Resorts, Inc.	87,749,541	Pending
18		DESIGN ONLY	Full House Resorts, Inc.	87,611,953	Pending
19	F0402.0200	QUEEN CITY MARKET and Design	Full House Resorts, Inc.	3,862,067	Registered
20	F0402.0017/1	STOCKMAN’S CASINO and design	Full House Resorts, Inc.	5,287,710	Registered
21	F0402.0024	The Crippled Cow	Full House Resorts, Inc.	5,325,829	Registered
22	[_____]	9,494 Lounge	Full House Resorts, Inc.	Serial #87691610	Pending
23	T06348C200	A TRUE COLORADO STYLE CASINO	FHR-Colorado LLC	20,121,212,537	Registered
24	T06349C200	BILLY’S CASINO	FHR-Colorado LLC	20,141,567,981	Registered
25	T06352C200	BRONCO BILLY’S TRUE COLORADO CASINO & HOTEL	FHR-Colorado LLC	20,151,582,869	Registered
26	T06347C200	BRONCO BILLY’S CASINO	FHR-Colorado LLC	20,121,155,619	Registered
27	T06351C200	BUFFALO BILLY’S CASINO	FHR-Colorado LLC	20,151,582,645	Registered
28	T06346C200	COLORADO’S BEST BET	FHR-Colorado LLC	19,921,047,268	Registered
29	T06350C200	CRIPPLE CREEK’S LUCKY CASINO	FHR-Colorado LLC	20,151,559,246	Registered

Domain Names:

Domain Name[1]	Registrant
fullhouseresorts.com	Full House Resorts, Inc.
grandlodgecasino.com	Gaming Entertainment Nevada, LLC
risingstarcasino.com	Full House Resorts, Inc.
risingstarrvpark.com	Full House Resorts, Inc.
risingstarcasinorvpark.com	Full House Resorts, Inc.
thechristmascasino.com	Full House Resorts, Inc.
stockmanscasino.com	Stockman’s Casino
broncobillyscasino.com	Bronco Billy’s Casino[2]
broncobillys.biz	Full House Resorts, Inc.
americanplace.us	Advanced Computer Technology[3]
silverslipper-ms.com*	Silver Slipper Casino Venture LLC
silverslippersports.com*	Silver Slipper Casino Venture LLC
silverslipperfantasysports.com*	Silver Slipper Casino Venture LLC

PATENTS
None.

COPYRIGHTS
None.

__________
1.    An asterisk (*) in this table denotes ownership with respect to the domain name registration.
2.    Registrant to be corrected after Closing to reflect the correct Grantor’s ownership.
3.    Registrant to be corrected after Closing to reflect the correct Grantor’s ownership.

SCHEDULE 3.21

Subsidiaries

	Name	Jurisdiction of Organization	Class of Equity Security	Certificated (Yes/No)	Certificate Number	Equity Securities Outstanding	Percentage Owned by Borrower	Ownership
1	Full House Subsidiary, Inc.	Delaware	Common Stock	Yes	No. 1	100	100%	Wholly Owned by Full House Resorts, Inc.
2	Full House Subsidiary II, Inc.	Nevada	Common Stock	Yes	No. 1	100	100%	Wholly Owned by Full House Resorts, Inc.
3	Gaming Entertainment (Nevada) LLC	Nevada	Membership Interests	No	N/A	N/A	100%	Wholly Owned by Full House Resorts, Inc.
4	Gaming Entertainment (Indiana) LLC	Nevada	Membership Interests	No	N/A	1,000	100%	Wholly Owned by Full House Resorts, Inc.
5	Stockman’s Casino	Nevada	Common Stock	Yes	No. 5	1,000	100%	Wholly Owned by Full House Resorts, Inc.
6	Silver Slipper Casino Venture LLC	Delaware	Membership Interests	Yes	N/A	1,000	100%	Wholly Owned by Full House Resorts, Inc.
7	Gaming Entertainment (Kentucky) LLC	Nevada	Membership Interests	No	N/A	N/A	100%	Wholly Owned by Full House Resorts, Inc.
8	Richard and Louise Johnson, LLC	Kentucky	Membership Interests	No	N/A	N/A	100%	Wholly Owned by Full House Resorts, Inc.
9	FHR-Colorado LLC	Nevada	Membership Interests	No	N/A	N/A	100%	Wholly Owned by Full House Subsidiary, Inc.

SCHEDULE 3.27

Insurance

FULL HOUSE RESORTS INSURANCE SUMMARY
As of 01/30/17

Line of Coverage	Policy Period	Insurance Carrier
Property	4/1/2017 - 4/1/2018	Zurich American Insurance Company
General Liability	4/1/2017 - 4/1/2018	Zurich American Insurance Company
Commercial Automobile	4/1/2017 - 4/1/2018	RLI Insurance Company
Workers' Compensation	4/1/2017 - 4/1/2018	Zurich American Insurance Company
Marine Liability	4/1/2017 - 4/1/2018	Zurich American Insurance Company
Pollution Liability	4/1/2016 - 4/1/2017	Water Quality Marine Insurance Syndicate
Excess Pollution	4/1/2017 - 4/1/2018	Evanston
Excess Marine Liability	4/1/2017 - 4/1/2018	Navigators Insurance Co
XL Specialty Insurance Co
Umbrella Liability	4/1/2017 - 4/1/2018	NSUI Program
Flood Policy (Cripple Creek)	5/13/2017 - 5/13/2018	American Bankers Insurance (NFP)
E&O	4/1/2017 - 4/1/2018 (3 Year Extended Period)	Westchester Fire Insurance Co
Crime	4/1/2017 - 4/1/2018	CNA Insurance Co
D&O	4/1/2017 - 4/1/2018	CNA Insurance Co
Excess D&O	4/1/2017 - 4/1/2018	Allied World Assurance Co
Excess D&O Side A	4/1/2017 - 4/1/2018	National Union Fire Insurance Co of Pittsburgh, PA
EPL	4/1/2017 - 4/1/2018	Federal Insurance Co
Fiduciary	12/12/17 - 12/12/18	Great American Insurance Co

SILVER SLIPPER - PROPERTY PROGRAM
Property	5/3/2017 - 4/1/2018	Various

SCHEDULE 3.28

Agreements with Affiliates and Other Agreements

1.	The Annual Incentive Plan.

2.	The Equity Incentive Plan.

3.	Employment Agreement, dated November 28, 2014, between Full House Resorts, Inc., and Daniel R. Lee, as amended.

4.	Employment Agreement, dated January 30, 2015, between Full House Resorts, Inc., and Lewis A. Fanger.

5.	Employment Agreement, dated July 21, 2015, between Full House Resorts, Inc., and Elaine L. Guidroz.

6.	Employment Agreement, dated July 21, 2015, between Full House Resorts, Inc., and Alex J. Stolyar.

7.	Employment Agreement, dated November, 2013, between Full House Resorts, Inc., and John H. Sheldon, as amended.

8.	Employment Agreement, dated October 1, 2012, between Silver Slipper Casino Venture, LLC and John N. Ferrucci.

9.	Employment Agreement, dated November 1, 2016, between FHR-Colorado, LLC and Benjamin Douglass, as amended.

10.	Employee Contract, dated January 1, 2015, between Pioneer Group, Inc. and Marc Murphy, as amended.

11.	Agreement Not to Compete, dated August 18, 2006, between Grand Victoria Casino & Resort L.P. and Steven Jimenez.

Exhibit A to Notes Purchase Agreement

Indenture

(Included as Exhibit 4.1)

Exhibit B to Notes Purchase Agreement

Preliminary and Final Offering Memoranda

OFFERING MEMORANDUM	CONFIDENTIAL

Full House Resorts, Inc.
$100,000,000 Senior Secured Notes due 2024
Full House Resorts, Inc. (the "Issuer"), is hereby offering $100,000,000 in aggregate principal amount of its Senior Secured Notes due 2024 (the "Notes"). The net proceeds from the sale of the Notes will be used to refinance certain existing debts, provide ongoing working capital, provide funds for capital expenditures and for general corporate purposes.
Interest will be paid on the Notes quarterly on March 31st, June 30th, September 30th and December 31st of each year, commencing on March 31st, 2018. The Notes will mature on February 2, 2024.
The Notes will be fully and unconditionally guaranteed, jointly and severally, on a senior secured basis (the "Guarantees") by each existing and future direct and indirect domestic subsidiary of the Issuer.
The Notes and the Guarantees will be secured, on a senior secured basis, by liens on substantially all of our and the Guarantors’ assets, subject to certain important exceptions and permitted liens.
This Offering Memorandum incorporates by reference the Notes Purchase Agreement and related transaction documents attached hereto, including the Indenture governing the Notes, including the redemption and repurchase prices, covenants and transfer restrictions.
Investing in the securities involves a high degree of risk. See the "Risk Factors" set forth in the Annual Report on Form 10-K of the Issuer for the year ended December 31, 2016 and in any subsequent filing with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

Price: 98.000%
The Notes have not been, and will not be, registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any other jurisdiction, and are being offered and sold in the United States only to "qualified institutional buyers", as defined under Rule 144A of the Securities Act, pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act and to certain non-U.S. persons in offshore transactions outside the United States in reliance on Regulation S under the Securities Act. The Notes are not transferable except in compliance with the registration requirements of the Securities Act or pursuant to an exemption therefrom and, in each case, in compliance with the conditions to transfer set forth in the indenture and the warrant agreement, as applicable.
We expect that delivery of the securities will be made through The Depository Trust Company ("DTC") in New York, New York on or about February 2, 2018.
The date of this Offering Memorandum is February 2, 2018

Summary of Terms
The summary below describes the offering and the principal terms of the notes and the warrants. Certain of the terms and conditions described below are subject to important limitations and exceptions and are subject to change based on negotiations with investors. It should be read in conjunction with the documents governing the offering and the Notes, including the Notes Purchase Agreement, the indenture governing the Notes and the Notes, copies of which have been delivered concurrently with this offering memorandum and are incorporated by reference herein.

The Notes

Issuer	Full House Resorts, Inc.

Notes Offered	$100.0 million in aggregate principal amount of Senior Secured Notes due 2024 (the "Notes").

Distribution
Note sold in the United States only to "qualified institutional buyers", as defined under Rule 144A of the Securities Act, pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act and to certain non-U.S. persons in offshore transactions outside the United States in reliance on Regulation S under the Securities Act. The Notes will be eligible for resale by eligible investors pursuant to Rule 144A or Regulation S, as applicable, under such the Securities Act.

Indenture Trustee	Wilmington Trust, National Association.

Collateral Agent	Wilmington Trust, National Association.

Calculation Agent	Wilmington Trust, National Association.

Maturity Date	February 2, 2024.

Use of Proceeds
The net proceeds from the sale of the Notes will be used to refinance certain existing debts, provide ongoing working capital, provide funds for capital expenditures and for general corporate purposes.

Closing Date	February 2, 2018.

Interest Rate
The interest rate for the Notes will equal the sum of (i) LIBOR plus (ii) 7.000%, as determined by the Calculation Agent; provided that such rate shall increase by 0.500% from and after any CEO Divestment Date, as described in the indenture governing the Notes. Interest shall be payable quarterly

Issue Price	98.00% (2.00% Original Issue Discount)

CUSIP/ISIN Numbers for the Note		CUSIP	ISIN
	144A	359678 AA7	US359678AA74
	Regulation S	U3232F AA5	USU3232FAA58

Guarantees
The Notes will be fully and unconditionally guaranteed, jointly and severally, on a senior secured basis (the "Guarantees") by each existing and future direct and indirect domestic subsidiary of the Issuer.

Security Interest	The Notes and the Guarantees will be secured, on a senior secured basis, by liens on substantially all of our and the Guarantors’ assets, subject to certain important exceptions and permitted liens.

Mandatory Amortization
The Company will, upon five (5) Business Days’ notice thereof to the Holders (with a copy to the Trustee) redeem on the last Business Day of each March, June, September and December prior to the Maturity Date, commencing on March 31, 2018, $250,000 aggregate principal amount of Notes at a redeemable price equal to 100% of the aggregate principal amount of the Notes to be redeemed, together with accrued and unpaid interest and Additional Amounts thereon to the redemption date.

Mandatory Redemptions
Certain Dispositions
The Company will, upon five (5) Business Days’ notice thereof to the Holders (with a copy to the Trustee) within the first year, upon the Disposition of property resulting in the realization of Net Cash Proceeds of more than $2,500,000, redeem an aggregate principal amount of Notes equal to 100% of Net Cash Proceeds within five (5) days after receipt thereof.

Certain Indebtedness
The Company will, upon five (5) Business Days’ notice thereof to the Holders (with a copy to the Trustee) upon the incurrence or issuance by the Company or any of its Restricted Subsidiaries of any Indebtedness not permitted under the Indenture, the Company will redeem an aggregate principal amount of Notes equal to 100% of all Net Cash Proceeds received therefrom within five (5) days after receipt thereof by the Company or such Restricted Subsidiary.

Extraordinary Receipt
The Company will, upon five (5) Business Days’ notice thereof to the Holders (with a copy to the Trustee) upon any Extraordinary Receipt received by or paid to the Company or any of its Restricted Subsidiaries, the Company will redeem an aggregate principal amount of Notes equal to 100% of all Net Cash Proceeds received therefrom within five (5) days after receipt thereof by the Company or such Restricted Subsidiary, provided that, no such redemption shall be required:
* if (x) Net Cash Proceeds are less than $25,000,000 or (y) Net Cash Proceeds are greater than $25,000,000 but gaming operations at the affected property can be restored for an amount less than $25,000,000, in each case if and the Company or a Guarantor repairs, restores or replaces the assets from which such Net Cash Proceeds were derived and,

* with respect to any Extraordinary Receipt, if the Net Cash Proceeds of which are greater than $7,500,000 in the aggregate,

- (I) such repair, restoration or replacement shall be commenced within 180 days after the related Receipt Date,

- (II) such repair, restoration or replacement can reasonably be completed within 540 days after the related Receipt Date,

- (III) the Net Cash Proceeds, together with other unrestricted cash available to the Company, are sufficient to defray the entire cost of such repair, restoration or replacement, and

- (IV) no Default or Event of Default is expected to occur (including under Section 4.41 hereof) prior to completion of such repair, restoration or replacement.

Excess Cash Flow	Following the end of each Excess Cash Flow Period, the Company shall redeem the Notes in an aggregate amount equal to the Required Percentage of Excess Cash Flow for such Excess Cash Flow Period.

Optional Redemption	The Issuer may redeem all or a portion of the Notes from time to time at a redemption price equal to the relevant prices set forth below times the principal amount being redeemed:
	Time Periods:	Percentage
	On or after February 2, 2019 to February 1, 2020	102.000%
	On or after February 2, 2020 to February 1, 2021	101.500%
	On or after February 2, 2021 to February 1, 2022	100.500%
	On or after February2, 2022	100.000%
	plus accrued and unpaid interest thereon, if any, on the Notes to the applicable redemption date.

Covenants
The indenture governing the Notes will contain covenants that will both limit our ability and the ability of our restricted subsidiaries to, or require us and our restricted subsidiaries to, among other things:

	*	incur or guarantee additional financial indebtedness;
	*	create or incur liens on our assets;
	*	pay dividends, make distributions, or make other restricted payments;
	*	transfer, sell or dispose of assets;
	*	enter into transactions with affiliates;
	*	create and engage in certain transactions with Unrestricted Subsidiaries;
	*	change our business;
	*	make certain investments;
	*	incur dividend or other payment restrictions affecting our restricted subsidiaries;
	*	make prepayments on junior or unsecured indebtedness;
	*	amend organizational documents and leases of mortgaged property;
	*	change accounting policies or reporting practices (except as required under GAAP) or change the fiscal year; and
	*	amend certain indebtedness or documentation relating to outstanding warrants.

In addition, the indenture will require us to:

	*	make payments on the Notes;
	*	maintain an office or agency in the United States;
	*	provide relevant information to the Noteholders, including financial statements, audit reports, and notices of default;
	*	guarantee obligations related to the indenture and other bond documents and provide security as collateral;
	*	obtain gaming authority approvals necessary to make any pledges of equity interests;
	*	undertake further actions necessary to carry out the purposes of the indenture and other bond documents;
	*	maintain adequate insurance;
	*	use the proceeds of the Notes as described herein;
	*	pay and discharge all of our material obligations;
	*	maintain, preserve, and protect our properties;
	*	comply in material respects with all laws (including gaming laws);
	*	maintain proper books and records;
	*	permit inspection of our properties and the collateral by the holders, the Trustee and the Collateral Agent;
	*	maintain proper books and records;
	*	comply with applicable environmental laws;
	*	prepare and deliver certain environmental assessment reports;
	*	make all payments and perform obligations of all leases of mortgaged properties;
	*	perform and observe all material terms and provisions of each material contract;
	*	maintain controlled accounts;
	*	comply with certain covenants relating to sanctions, anti-terrorism, and anti-corruption/anti-bribery laws, rules, and regulations;
	*	maintain our total leverage ratio at certain levels; and
	*	make certain payments to holders of warrants.

Transfer Restrictions; No Registration Rights
We have not registered the Notes under the Securities Act or under the securities laws of any other U.S. or non-U.S. jurisdiction. We will not be required to, nor do we intend to, offer to exchange the Notes for Notes registered under the Securities Act or otherwise register the Notes for resale under the Securities Act. You may not offer or sell the Notes in the United States except under an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Form and Denomination
The Notes will be issued only in registered form. The Notes will initially be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Notes initially sold will be represented by permanent global notes in fully registered form, deposited with a custodian for and registered in the name of a nominee of The Depository Trust Company ("DTC"). Beneficial interests in the global notes will be shown on, and transfers will be effected only through, records maintained by DTC and its participants.

Except as described herein, Notes in physical form will not be issued in exchange for the global notes or interests therein.

Conditions Precedent	The Notes will not be issued or funded until the conditions precedent set forth in the notes purchase agreement have been satisfied or waived.

Representations and Warranties	The Issuer will make the representations and warranties set forth in the notes purchase agreement, including, but not limited to:
	*	due incorporation and power to own assets;
	*	authority to enter into the agreements related to the offering;
	*	non-conflict with other obligations;
	*	no consents or approvals;
	*	power and authority;
	*	validity and admissibility in evidence;
	*	governing law and enforcement;
	*	environmental compliance;
	*	no defaults in place;
	*	no insolvency;
	*	no breach of law;
	*	no proceedings pending or threatened;
	*	eligibility under Rule 144A; and
	*	no requirement to register as an investment company under the Investment Company Act of 1940.

Events of Default	The Notes will be subject to the events of default set forth in the indenture, including, without limitation:
	*	non-payment;
	*	breaches of covenants or representations and warranties;
	*	cross-default;
	*	insolvency;
	*	inability to pay debts;
	*	attachments and judgments;
	*	invalidity of Bond Documents;
	*	Change of Control;
	*	license revocation; and
	*	breach of a Permit.

Required Noteholders	The holders of at least 75% in aggregate principal amount at maturity of the Notes then outstanding voting as a single class.

Designated Noteholders	The holders of at least 25% in aggregate principal amount at maturity of the Notes then outstanding voting as a single class.

Book-Entry, Delivery and Form
The notes are being offered and sold pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act to "qualified institutional buyers", as defined under Rule 144A of the Securities Act ("144A Notes") and to certain non-U.S. persons in offshore transactions outside the United States in reliance on Regulation S under the Securities Act (the "Regulation S Notes"). Except as set forth below, notes will be issued in registered, global form in minimum denominations of $1,000 and integral multiples of $1,000 in excess of $1,000. The 144A Notes initially will be represented by one or more global notes in registered form without interest coupons (collectively, the "144A Global Notes"). The Regulation S Notes initially will be represented by one or more global notes in registered, global form without interest coupons (collectively, the "Regulation S Temporary Global Notes"). Beneficial ownership interests in a Regulation S Temporary Global Note will be exchangeable for interests in a 144A Global Note, a permanent global note (the "Regulation S Permanent Global Note") or a definitive note in registered certificated form (a "Certificated Note") only after the expiration of the period through and including the 40th day after the later of the commencement and the closing of this offering (the "Distribution Compliance Period") and then only (i) upon certification in form reasonably satisfactory to the Trustee that beneficial ownership interests in such Regulation S Temporary Global Note are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act and (ii) in the case of an exchange for a Certificated Note, in compliance with the requirements described under "Transfer or Exchange of Beneficial Interests for Definitive Notes" in Section 2.06(c) of the Indenture. The Regulation S Temporary Global Note and the Regulation S Permanent Global Note are referred to herein as the "Regulation S Global Notes" and the 144A Global Notes, and the Regulation S Global Notes are collectively referred to herein as the "Global Notes." The Global Notes will be deposited upon issuance with the Trustee as custodian for The Depository Trust Company ("DTC"), in New York, New York, and registered in the name of DTC or its nominee, in each case for credit to an account of a direct or indirect participant in DTC as described below. Beneficial interests in the 144A Global Notes may not be exchanged for beneficial interests in the Regulation S Global Notes at any time except in the limited circumstances described under "Transfer of Beneficial Interests in a Restricted Global Note for Beneficial Interests in Another Restricted Global Notes" set forth in Section 2.06(b)(3) of the Indenture. Except as set forth below, the Global Notes may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for notes in certificated form except in the limited circumstances described in "Transfer or Exchange of Beneficial Interest for Definitive Notes" in Section 2.06(c) of the Indenture. The 144A Notes (including beneficial interests in the 144A Global Notes) will be subject to certain restrictions on transfer and will bear a restrictive legend as described in Section 2.06(e)(1) of the Indenture. Regulation S Notes will also be subject to certain restrictions on transfer and will also bear the legend as described in Section 2.06(f)(2) of the Indenture. In addition, transfers of beneficial interests in the Global Notes will be subject to the applicable rules and procedures of DTC and its direct or indirect participants, which may change from time to time.

Exhibit C to Notes Purchase Agreement

Form of Compliance Certificate

Financial Statement Date: ___________, _____

To:	Wilmington Trust, National Association, as Trustee, Collateral Agent and Calculation Agent

Date:	___________,____
Ladies and Gentlemen:
Reference is made to that certain Indenture (the "Indenture") to be dated as of February 2, 2018 by and among Fully House Resorts, Inc., a Delaware corporation (the "Company"), Full House Subsidiary, Inc., a Delaware corporation, Full House Subsidiary II, Inc., a Nevada corporation, Stockman’s Casino, a Nevada corporation, Gaming Entertainment (Indiana) LLC, a Nevada limited liability company, Gaming Entertainment (Nevada) LLC, a Nevada limited liability company, Gaming Entertainment (Kentucky) LLC, a Nevada limited liability company, Richard and Louise Johnson, LLC, a Kentucky limited liability company, FHR-Colorado LLC, a Nevada limited liability company, and Silver Slipper Casino Venture LLC, a Delaware limited liability company (collectively, the "Guarantors"), and Wilmington Trust, National Association, as Trustee, Collateral Agent and Calculation Agent ("Agent"), that certain Notes Purchase Agreement (the "Notes Purchase Agreement") dated as of the date hereof by and among the Company, the Guarantors and the Purchasers (as defined therein), and that certain other documents contemplated thereby. Capitalized terms not defined herein shall have the meaning ascribed thereto in the Indenture and Notes Purchase Agreement.
The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the Chief Financial Officer of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Agent on behalf of the Company, and that:
[Use following paragraph 1 for fiscal year-end financial statements]
1.    The Company has delivered the year-end audited financial statements required by Section 4.04(b) of the Indenture for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.
[Use following paragraph 1 for fiscal quarter-end financial statements]
1.    The Company has delivered the unaudited financial statements required by Section 4.04(b) of the Indenture for the fiscal quarter of the Company ended as of the above date. Such financial statements fairly present the financial condition, results of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
2.    The undersigned has reviewed and is familiar with the terms of the Indenture and the Notes Purchase Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Company during the accounting period covered by such financial statements.
3.    A review of the activities of the Company during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Company performed and observed all its obligations under the Bond Documents, and
[select one:]
[to the best knowledge of the undersigned, during such fiscal period the Company performed and observed each covenant and condition of the Indenture, the Notes Purchase Agreement, and other documents contemplated thereby applicable to it, and no Default has occurred and is continuing.]
-or-

[to the best knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
4.    The representations and warranties of the Company and each other Guarantor contained in Article 3 of the Notes Purchase Agreement or any other documents contemplated thereby, or which are contained in any document furnished at any time under or in connection with the Indenture or the Notes Purchase Agreement that are qualified by "materiality" or "Material Adverse Effect," are true and correct in all respects (and those that are not so qualified are true and correct in all material respects) on and as of the date hereof, except to the extent that such representations and warranties that are qualified by "materiality" or "Material Adverse Effect" specifically refer to an earlier date, in which case they are true and correct as of such earlier date (and those that are not so qualified are true and correct in all material respects as of such earlier date).
5.    The financial covenant analysis and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Certificate.
6.    In the event of any conflict between the terms of this Compliance Certificate and the Notes Purchase Agreement or the Indenture, as applicable, the Notes Purchase Agreement or the Indenture, as applicable shall control, and any Schedule attached to this executed Compliance Certificate shall be revised as necessary to conform in all respects to the requirements of the Notes Purchase Agreement or the Indenture, as applicable in effect as of the delivery of this executed Compliance Certificate.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first written above.
FULL HOUSE RESORTS, INC.

By:
Name:
Title:

SCHEDULE 1
to the Compliance Certificate

For the Quarter/Year ended ___________________(the "Statement Date")

Section 4.41 - Total Leverage Ratio.

A.	Consolidated Funded Indebtedness at Statement Date:		$

B.
Cash and Cash Equivalents (other than On-Site Cash and in each case free and clear of all Liens, other than (x) nonconsensual liens provided for by Law and permitted by Section 4.10 of the Indenture, (y) Liens permitted under Section 4.10(a) of the Indenture and (z) Liens permitted under Section 4.10(l) of the Indenture relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness) at Statement Date:
$

C.	Consolidated Funded Indebtedness less Cash and Cash Equivalents at Statement Date (Line A - Line B):		$

D.	Consolidated Net Income for four consecutive fiscal quarters ending on the Statement Date (the "Subject Period"):		$

plus, each of the following to the extent deducted in calculating Consolidated Net Income:

	1.	Consolidated Interest Charges:	$

	2.	Provision for Federal, state, local and foreign income taxes:	$

	3.	Depreciation expenses:	$

	4.	Amortization expenses:	$

	5.	Other non-recurring non-cash expenses reducing Consolidated Net Income which do not represent a cash item in the Subject Period or any future period:	$

	6.	Stock compensation expense:	$

	7.	Non-cash warrant-related expense:	$

	8.	Costs or expenses related to the consummation of the Transactions:	$

9.
Pre-opening and other non-recurring expenses incurred in connection with the construction of the Cripple Creek Expansion Project contemplated as of the Issue Date, not to exceed $1,000,000 in the aggregate:
$

	11.	Costs and expenses associated with development of the Indiana Project in an amount not to exceed $200,000 in any fiscal year:	$

	12.	Non-recurring development expenses for new initiatives in an aggregate amount not to exceed $500,000 for the trailing four consecutive fiscal quarters:	$

minus, each of the following to the extent included in calculating Consolidated Net Income:

	13.	Federal, state, local and foreign income tax credits:	$

	14.	Non-cash items increasing Consolidated Net Income:	$

	15.	Interest income:	$

	16.	Any exceptional, unusual or nonrecurring gains:	$

E.	Consolidated EBITDA (Line D - Lines 1 through 14 + Lines 13 through 16)		$

F.	Total Leverage Ratio (Line C Line E):			________ to 1
Maximum permitted:

Four Fiscal Quarters Ending	Maximum Total Leverage Ratio
March 31, 2018	5.75 to 1.00
June 30, 2018	5.50 to 1.00
September 30, 2018	5.50 to 1.00
December 31, 2018	5.25 to 1.00
March 31, 2019	5.00 to 1.00
June 30, 2019	5.00 to 1.00
September 30, 2019	4.75 to 1.00
December 31, 2019	4.75 to 1.00
March 31, 2020	4.50 to 1.00
June 30, 2020	4.50 to 1.00
September 30, 2020	4.25 to 1.00
December 31, 2020	4.25 to 1.00
March 31, 2021	4.25 to 1.00
June 30, 2021	4.25 to 1.00
September 30, 2021 and the last day of each fiscal quarter thereafter	4.00 to 1.00

[Include the following for fiscal year-end financial statements]
Section 3.10(e) - Excess Cash Flow.

A.	Excess Cash Flow for the Excess Cash Flow Period ending on the Statement Date (the "Subject Period"):	$

an amount (to the extent positive) equal to the excess of the sum, without duplication, of:

1.	Consolidated Net Income Charges:	$

2.	An amount equal to the amount of all non-cash charges to the extent deducted in arriving at Consolidated Net Income:	$

3.	Decreases in Consolidated Working Capital:	$

4.
The amount of business interruption insurance actually received in cash (or portion thereof) in respect of any Estimated Business Interruption Insurance amounts previously included in Consolidated Net Income in a prior period (or portion thereof):
$

5.	The amount of any reduction to Consolidated Net Income (or portion thereof) due to clause (ii) of the proviso to the definition of "Consolidated Net Income":	$

minus, the sum, without duplication of:

6.	An amount equal to the amount of all non-cash gains and credits included in arriving at Consolidated Net Income:	$

7.
The aggregate amount of all principal payments of Indebtedness of the Company and its Restricted Subsidiaries during such period made from Internally Generated Cash but excluding all redemptions of Notes (other than (x) any installments of Mandatory Amortization pursuant to Section 3.10(a) and (y) redemptions pursuant to Section 3.10(b), but solely to the extent that the Disposition in question increased Consolidated Net Income, and not in excess of such increase); provided that with respect to any principal payments made in connection with revolving Indebtedness, solely to the extent accompanied by a permanent reduction in the related revolving commitment:
$

8.
An amount equal to the aggregate net gain on Dispositions by the Company and its Restricted Subsidiaries (other than Dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income:
$

9.	Increases in Consolidated Working Capital for such period:	$

10.
Maintenance Capital Expenditures actually made by the Company and its Restricted Subsidiaries during such period to the extent funded from Internally Generated Cash in an aggregate amount not to exceed $4,500,000 in any fiscal year:
$

11.	Any Capital Expenditures made in respect of the growth projects set forth on Schedule 1.01(a) to the Indenture to the extent funded from Internally Generated Cash:	$

12.	the Estimated Business Interruption Insurance which is included in Consolidated Net Income for such period and not received in cash (or portion thereof).	$

Exhibit D to Notes Purchase Agreement

Form of Security Agreement

(Included as Exhibit 10.2)

Exhibit E
to Notes Purchase Agreement

FIRST LIEN PREFERRED SHIP MORTGAGE

ON THE WHOLE OF THE

GRAND VICTORIA II (O.N. 1027644)

GAMING ENTERTAINMENT (INDIANA) LLC,
Owner and Mortgagor

In Favor of

WILMINGTON TRUST, NATIONAL ASSOCIATION
as Collateral Agent and Mortgagee

Discharge Amount: $100,000,000; together with
interest, costs, expenses and performance
of mortgage covenants

Dated as of February 2, 2018

SYNOPSIS OF MORTGAGE

Name and Official
Number of Vessel:            GRAND VICTORIA II, Official No. 1027644

Type of Instrument:             First Lien Preferred Ship Mortgage

Date of Instrument:            February 2, 2018

Name of Shipowner:            Gaming Entertainment (Indiana) LLC

Percentage of Vessel owned:         100%

Address of Shipowner:	One Summerlin
1980 Festival Plaza Dr., Suite 680
Las Vegas, Nevada 89135

Name of Mortgagee:            Wilmington Trust, National Association
as Collateral Agent

Address of Mortgagee:            Global Capital Markets
50 S. 6th Street, Suite 1290
Minneapolis, MN 55402

Total Amount of Mortgage:        $100,000,000.00 (exclusive of interest, costs and expenses)

FIRST LIEN PREFERRED SHIP MORTGAGE

THIS FIRST LIEN PREFERRED SHIP MORTGAGE dated effective as of February 2, 2018, is granted by:

Gaming Entertainment (Indiana) LLC
One Summerlin
1980 Festival Plaza Dr., Suite 680
Las Vegas, Nevada 89135

a limited liability company organized and existing under and by virtue of the laws of the State of Nevada (the "Mortgagor") in favor of:
Wilmington Trust, National Association
as Collateral Agent
Global Capital Markets
50 S. 6th Street, Suite 1290
Minneapolis, MN  55402
Attention: Lynn M. Steiner

as Collateral Agent (the "Collateral Agent" or "Mortgagee").

RECITALS

A.    The Mortgagor is the sole owner of the whole of the Vessel (the "Vessel") identified and described in the Granting Clause of this First Lien Preferred Ship Mortgage (the "Mortgage").

B.    As of the date hereof, Mortgagor has executed that certain First Lien Guaranty Agreement (the "Guaranty") for the benefit of Mortgagee, which Guaranty guarantees the obligations of Full House Resorts, Inc., the ("Borrower"), an affiliate of Mortgagor, arising out of the Indenture and Notes Purchase Agreement (each as defined below).

C.    Reference is made to that certain Notes Purchase Agreement dated as of the date hereof, executed by Borrower, the Guarantors, and the Noteholders party thereto from time to time (the "Purchasers") (as supplemented, modified, amended, extended or restated from time to time, the "Notes Purchase Agreement"), pursuant to which, among other things, the Borrower agrees to issue to the Purchasers Senior Secured Notes due in 2024 in the maximum principal amount of One Hundred Million Dollars ($100,000,000.00) (the "Notes") and that certain Indenture dated as of the date hereof, executed by Borrower, the Guarantors and the Mortgagee ") (as supplemented, modified, amended, extended or restated from time to time, the "Indenture") pursuant to which Borrower has authorized the issuance of the Notes to the registered holders thereof (the "Noteholders").

D.    In order to secure (i) all liabilities and obligations, howsoever arising, owed by the Mortgagor to the Collateral Agent and the Noteholders, pursuant to the terms of the Guaranty, the Indenture, this Mortgage or any of the other Bond Documents to which the Mortgagor is a party and (ii) all modifications, extensions and renewals of any of the obligations secured hereby, however evidenced, including, without limitation, (x) modifications of the required principal payment dates or interest payment dates or both, as the case may be, deferring or accelerating payment dates wholly or partly, (y) all modifications, extensions or renewals at a different rate of interest whether or not in the case of a note, the modification, extension or renewal is evidenced by a new or additional promissory note or notes and (z) all increases or decreases in the maximum amount of the Notes (collectively, the "Obligations"), the Mortgagor has duly authorized the execution and delivery of this Mortgage under and pursuant to Chapter 313 of Title 46 of the United States Code (as amended from time to time, "Chapter 313").

GRANTING CLAUSE

NOW, THEREFORE, THIS MORTGAGE WITNESSETH:

THAT, in consideration of the premises and of the additional covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Mortgagor has granted, conveyed, mortgaged, pledged, hypothecated, set over and confirmed and the Mortgagor does by these presents grant, convey, mortgage, pledge, hypothecate, set over and confirm unto and in favor of the Mortgagee the whole of the following named and described Vessel to wit:

Name            Official No.
GRAND VICTORIA II    1027644

TOGETHER WITH all of its boilers, engines, machinery, masts, stars, boats, cables, motors, tools, anchors, chains, booms, cranes, rigs, pumps, pipe, tanks, tackle, apparel, furniture, fixtures, rigging, supplies, fittings, computer equipment and electronic equipment of every nature used in connection with the operation of the Vessel, all machinery, equipment, engines, appliances and fixtures for generating or distributing air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage, fire sprinklers, alarm, and all extensions, additions, accessions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing, all of which (to the fullest extent permitted by law) shall be conclusively deemed appurtenances of the Vessel, and all other appurtenances to the Vessel appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements hereafter made in or to the Vessel provided, that the foregoing shall not include any Excluded Collateral (as such term is defined in the Security Agreement) or any property not owned by Mortgagor. Mortgagor and Mortgagee acknowledge that significant structures, improvements, additions, equipment and other appurtenances to the Vessel may be added to the Vessel after the execution of this Mortgage, and the Mortgagor specifically affirms and agrees that all such appurtenances to the Vessel shall be subject to this Mortgage and all items above enumerated shall be included in the term "Vessel" as used in this Mortgage unless such items constitute Excluded Collateral or are not owned by Mortgagor.

TO HAVE AND HOLD the same unto Mortgagee, its successors and assigns, forever upon the terms herein set forth for the purpose of securing the Obligations.

AND NOW, THE MORTGAGOR HEREBY FURTHER AGREES, COVENANTS AND DECLARES in favor of the Mortgagee that the Vessel is to be held subject to the following covenants, conditions, provisions, terms and uses:

ARTICLE I
DEFINITIONS AND RULES OF CONSTRUCTION

For all purposes of this Mortgage, unless the context otherwise requires:

SECTION 1.01    Definition of Terms. Capitalized terms used but not defined herein shall have the same meanings set forth with respect thereto in the Indenture.

SECTION 1.02    Rules of Construction. Unless the context otherwise requires the provisions of Sections 1.01 through 1.04 of the Indenture shall be incorporated into this Mortgage as if set out in full in this Mortgage and as if references in these sections to "this Agreement" are references to this Mortgage.

ARTICLE II
GENERAL MORTGAGE PROVISIONS

SECTION 2.01    General. For purposes of this Mortgage and in order to comply with Title 46, Section 31321(b)(3), of the United States Code, the amount of the direct or contingent obligations that are or may be secured by this Mortgage (excluding interest, expenses and fees) is $100,000,000.00, together with interest, expenses, fees, indemnities and costs of performance of the covenants of the Mortgage, the Guaranty, the Indenture and the Notes Purchase Agreement.

ARTICLE III
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MORTGAGOR

The Mortgagor represents, warrants, covenants and agrees with Mortgagee as follows:

SECTION 3.01    Status of Mortgagor. The Mortgagor is a limited liability company organized and existing under and by virtue of the laws of the State of Nevada and is and will remain a citizen of the United States of America within the meaning of Title 46, Section 50501(b), of the United States Code, entitled to own and document the Vessel and to engage in the trade in which the Vessel operates.

SECTION 3.02    Liens. The Mortgagor lawfully owns and is lawfully possessed of the Vessel free and clear of all Liens whatsoever, other than Permitted Liens (as defined in the Indenture) and the lien of this Mortgage, and the Mortgagor will and does hereby warrant and defend the title and possession thereto and to every part thereof for the benefit of Mortgagee against the claims and demands of all persons whomsoever. The Mortgagor represents and agrees that it has not granted and will not grant the master of the Vessel or any other Person, and none thereof has or shall have, any right, power or authority to create, incur or permit to be placed or imposed upon the Vessel any Lien whatsoever other than Permitted Liens.

SECTION 3.03    Compliance With Law. The Mortgagor will comply with and satisfy all applicable formalities and provisions of the laws, rules and regulations of the United States of America in order to perfect, establish and maintain this Mortgage, any supplement or amendment hereto and any assignment hereof by the Mortgagee as a first preferred mortgage upon the Vessel and upon all additions, improvements and replacements made in or to the same, subject only to the Permitted Liens. The Mortgagor shall furnish to the Mortgagee, from time to time, such proofs as the Mortgagee may reasonably request with respect to the Mortgagor’s compliance with the foregoing covenant. The Mortgagor shall promptly pay and discharge all United States Coast Guard fees and expenses in connection with the recordation of this Mortgage, any supplement or amendment hereto and any assignment hereof by the Mortgagee. In the event that the Guaranty, or any provisions hereof or thereof, shall be deemed invalidated in whole or in part by reason of any present or future law or any decision of any court, the Mortgagor will execute, on its behalf, such other and further assurances and documents necessary (or as reasonably requested by Mortgagee) to more effectually subject the Vessel to the payment and performance of the terms and provisions of the Guaranty. In addition, the Mortgagor will furnish to the Mortgagee such additional information as the Mortgagee may reasonably require.

SECTION 3.04    Operation of Vessel. The Mortgagor will not cause or permit the Vessel to be operated in any manner contrary to law and the Mortgagor will not engage in any unlawful trade or violate any law or expose the Vessel to penalty or forfeiture, and will not do, or suffer or permit to be done, anything which can materially and adversely injuriously affect the documentation or flag of the Vessel under the laws and regulations of the United States of America. The Mortgagor will never operate the Vessel outside the navigation limits of the insurance carried pursuant to Section 3.12 of Article III of this Mortgage.

SECTION 3.05    Payment of Taxes, etc. The Mortgagor will promptly pay and discharge all Taxes in accordance with Section 4.05 of the Indenture.

SECTION 3.06    Notice of Mortgage. The Mortgagor will place, and at all times will retain, properly certified copies of this Mortgage and a Notice of Mortgage with the Certificate of Documentation of the Vessel on board the Vessel, in substantially the following form:

NOTICE OF MORTGAGE

This Vessel is owned by Gaming Entertainment (Indiana) LLC, a Nevada limited liability company and is covered by a First Lien Preferred Ship Mortgage in favor of Wilmington Trust, National Association as Collateral Agent and Mortgagee, under authority of Chapter 313, Title 46 of the United States Code. Under the terms of said Mortgage, neither Gaming Entertainment (Indiana) LLC, Mortgagor, nor the Master, nor any employee or member of the crew of this vessel has any right, power or authority to create, incur or permit to be imposed upon this vessel any liens whatsoever, except for crew wages, general average and salvage.

SECTION 3.07    Release From Arrest. If a complaint be filed against the Vessel, or if the Vessel is otherwise attached, arrested, levied upon or taken into custody by virtue of any legal proceeding in any court, the Mortgagor will promptly notify Mortgagee thereof by facsimile, confirmed by letter, and within ten (10) Business Days will cause the Vessel to be released and any Lien thereon to be discharged, and will promptly notify the Mortgagee thereof in the manner aforesaid.

SECTION 3.08    Maintenance of Vessel. The Mortgagor will at its own expense at all times maintain, preserve and keep the Vessel in good condition, working order and repair, ordinary wear and tear excepted, and will from time to time make all needful and proper repairs, renewals, replacements, betterments and improvements. The Vessel shall, and the Mortgagor covenants that it will, at all times comply in all material respects with all applicable laws, treaties and covenants and rules and regulations issued thereunder, noncompliance with which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 3.09    Access to Vessel. Except as limited by Gaming Laws or the Mortgagor’s approved system of internal controls governing mandatory count procedures and the persons who may participate therein, the Mortgagor, upon reasonable notice, at all reasonable times will afford the Mortgagee or its authorized representatives full and complete access to the Vessel for the purpose of inspecting the same and its papers and records.

SECTION 3.10    Documentation of Vessel. The Mortgagor will keep the Vessel duly documented as a vessel of the United States of America, entitled to engage in the operations conducted by the Mortgagor and eligible for the trade in which the Vessel is operating.

SECTION 3.11    Sale, Charter or Mortgage of Vessel. Except as permitted in Section 4.18 of the Indenture, the Mortgagor will not hereafter mortgage, transfer, or demise charter the Vessel without the written consent of the Mortgagee (acting in accordance with the written direction of the Required Noteholders, as defined in the Indenture) first had and obtained, and any such written consent to any one mortgage, transfer, or demise charter shall not be construed to be a waiver of this provision in respect of any subsequent proposed mortgage, transfer, or demise charter. Any such mortgage, transfer, or demise charter of the Vessel shall be subject to the provisions of this Mortgage and the lien it creates, unless released therefrom by the Mortgagee.

SECTION 3.12    Insurance. The Mortgagor shall, at its own expense, procure and maintain insurance on the Vessel as required by Section 4.23 of the Indenture.

SECTION 3.13    Requisition of Title to Vessel. In the event that the title or ownership of the Vessel shall be requisitioned, purchased or taken by the United States of America or any government of any State of the United States or any other country or any department, agency or representative thereof, pursuant to any present or future law, proclamation, decree, order or otherwise, the lien of this Mortgage shall be deemed to attach to the claim for compensation, and if and for so long as an Event of Default has occurred and is continuing the compensation, purchase price, reimbursement or award for such requisition, purchase or other taking of such title or ownership is hereby declared payable to the Mortgagee, who shall be entitled to receive the same and shall apply all such amounts in the manner provided in Section 4.11 hereof. In the event of any such requisition, purchase or taking, the Mortgagor shall promptly execute and deliver to the Mortgagee such documents, if any, as necessary (or as reasonably requested by Mortgagee) to facilitate or expedite the collection by the Mortgagee of such compensation, purchase price, reimbursement or award.

SECTION 3.14    Requisition of Vessel but not Title. In the event that the United States of America or any government of any other country or any department, agency or representative thereof shall not take the title or ownership of the Vessel but shall requisition, charter, or in any manner take over the use of the Vessel pursuant to any present or future law, proclamation, decree, order or otherwise, and if and for so long as an Event of Default has occurred and is continuing, all charter hire and compensation resulting therefrom shall be payable to the Mortgagee, and if, as a result of such requisitioning, chartering or taking of the use of the Vessel such government, department, agency or representative thereof shall pay or become liable to pay any sum by reason of the loss of or injury to or depreciation of the Vessel if and for so long as an Event of Default has occurred and is continuing any such sum is hereby made payable to the Mortgagee, who shall be entitled to receive the same and shall apply any such sums referred to in this Section as provided in Section 4.11 hereof. In the event of any such requisitioning, chartering or taking of the use of the Vessel, the Mortgagor shall promptly execute and deliver to Mortgagee such documents, if any, and shall promptly do and perform such acts, if any, as in the reasonable opinion of counsel for the Mortgagee may be reasonably necessary or useful to facilitate or expedite the collection by the Mortgagee of such claims arising out of the requisitioning, chartering or taking of the use of the Vessel, to the extent provided under this Section 3.14.

SECTION 3.15    Notice of Loss or Damage. In the event of (a) actual loss of the Vessel, or (b) any casualty, accident or damage to the Vessel involving an amount in excess of $250,000, the Mortgagor shall promptly give written notice thereof (containing full particulars) to the Mortgagee.

SECTION 3.16    Reimbursement of Mortgagee’s Costs.

The Mortgagor shall promptly pay or reimburse to the Mortgagee all amounts the Mortgagee reasonably determines constitute claims, liabilities, losses, taxes (except for taxes based on the Mortgagee’s income or franchise taxes), duties, charges, costs, fees and expenses (including attorneys’ fees and expenses) ("Mortgagee Costs") incurred or made by the Mortgagee in exercising, protecting or pursuing rights or remedies under this Mortgage or resulting from the release of the Vessel from the security created by this Mortgage, with interest thereof at the Default Rate.

If the Mortgagor shall default (subject to notice and cure provisions provided in the Bond Documents) in the observance or performance of any of the covenants, conditions or agreements in this Mortgage on its part to be performed or observed, the Mortgagee may in its reasonable discretion do all acts and make all expenditures necessary to remedy such default, including, but not limited to, the procurement of insurance on the Vessel, making repairs, discharge or purchase of Liens and payment of taxes, dues, assessments, governmental charges, fines, penalties and reasonable attorneys’ fees; provided, however, that the Mortgagee shall be under no obligation to the Mortgagor to do such acts or make any such expenditures nor shall the doing or making thereof relieve the Mortgagor of any default in that respect. All costs, fees and expenses of such acts and expenditures shall constitute Mortgagee’s Costs.

(c)    All Mortgagee’s Costs and interest thereof shall be debts due from the Mortgagor to the Mortgagee payable within 10 days of demand, and shall constitute Obligations and be secured by the lien of this Mortgage.

SECTION 3.17    Execution of Additional Documents. The Mortgagor agrees to execute all additional documents, instruments, UCC Financing Statements and other agreements that are necessary (or as reasonably requested by Mortgagee) to keep this Mortgage in effect.

ARTICLE IV
EVENTS OF DEFAULT AND REMEDIES

SECTION 4.01

A.    Events of Default. The term "Event of Default," wherever used in this Mortgage, shall mean any one or more of the following events:

(1)    The occurrence of an Event of Default as defined in the Indenture; or

(2)    The failure of the Mortgagor to comply with Section 3.02, 3.07, 3.10, 3.11, 3.13 or 3.14 hereof; or

(3)    The Mortgagor shall (i) abandon the Vessel without due cause; or (ii) cease to be a citizen of the United States of America within the meaning of Title 46, Section 50501 of the United States Code, entitled to engage in the trade in which the Vessel operates.

Notwithstanding anything to the contrary herein, it shall not constitute an Event of Default hereunder, if the Vessel shall no longer be deemed a "vessel" under applicable laws governing shipping due to "permanently moored status" or for any other reason.

B.    Remedies. Then and in each and every such case, during the continuance of an Event of Default, subject to Gaming Laws, Mortgagee shall have the right to:

(1)    Other than for an Event of Default under Sections 6.01(f) or 6.01(g) of the Indenture, declare the Guaranty and all other indebtedness or sums secured hereby, to be due and payable immediately, and upon such declaration the Guaranty and all other indebtedness or sums shall immediately become due and payable without demand, presentment, notice or other requirements of any kind (all of which the Mortgagor waives) notwithstanding anything in this Mortgage or any Bond Document or applicable law to the contrary and for an Event of Default under Sections 6.01(f) or 6.01(g) of the Indenture, the Guaranty and all other indebtedness or sums secured hereby shall be due and payable automatically without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, to the extent permitted by applicable law, anything contained herein or in the Guaranty to the contrary notwithstanding;

(2)    Exercise all the rights and remedies in foreclosure and otherwise given to the Mortgagee by the laws and regulations of the United States of America or of the country wherein the Vessel shall then be found or of any country wherein the Vessel may thereafter be found or of any other applicable jurisdiction;

(3)    Bring suit at law, in equity or in admiralty, as it may be advised, to recover judgment for any and all amounts due under the Guaranty and this Mortgage, or otherwise hereunder, and collect the same from the Mortgagor and/or out of any and all property of the Mortgagor whether covered by this Mortgage;

(4)    Take the Vessel without legal process wherever the same may be, and the Mortgagor or other person in possession, forthwith upon demand of the Mortgagee shall surrender to the Mortgagee possession of the Vessel and the Mortgagee may, without being responsible for loss or damage, hold, layup, lease, charter, operate or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, accounting only for the net profits, if any, arising from such use of the Vessel and charging upon all receipts from the use of the Vessel or from the sale thereof by court proceedings or pursuant to Subsection (5) of Section 4.01 next following, all costs, expenses, charges, damages or losses by reason of such use (except to the extent determined by a final, non-appealable judgment of a court of competent jurisdiction to have been caused by gross negligence or willful misconduct of Mortgagee); and if at any time Mortgagee shall avail itself of the right herein given it to take the Vessel, Mortgagee shall have the right to dock the Vessel for a reasonable time at any dock, pier, or other premises of the Mortgagor or leased by the Mortgagor without charge, or to dock it at any other place at the cost and expense of the Mortgagor;

(5)    Without being responsible for loss or damage, sell the Vessel at any place and at such time as the Mortgagee may specify and in such manner as the Mortgagee may reasonably deem advisable free from any claim by the Mortgagor in admiralty, in equity, at law or by statute, after first giving notice of the time and place of sale with a general description of the property in the following manner:

(a)    By publishing such notice for three (3) times a week for two (2) consecutive weeks, with the last date of publication not more than twenty (20) nor less than five (5) days immediately preceding the sale, in a daily newspaper of general circulation published in the county out of which the vessel is then operating and in the Journal of Commerce and the Chicago Tribune (or another newspaper of general circulation in the City of Chicago); and

(b)    By mailing a similar notice to the Mortgagor on the day of first publication.

The Mortgagee may adjourn any such sale from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned. Any such sale may be conducted without bringing the Vessel to be sold to the place designated for such sale and in such manner as the Mortgagee may deem to be commercially reasonable and for its best advantage.

(6)    The Mortgagor hereby consents to the appointment of a custodian or substitute custodian by the Mortgagee with the costs thereof to be a cost of the sale to be paid from the proceeds of the sale or by the Mortgagor.

SECTION 4.02    Sale of Vessel by Mortgagee. Any sale of the Vessel made in pursuance of this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Mortgagor therein and thereto, and shall bar the Mortgagor, its successors and assigns, and all persons claiming by, through or under them. At any such sale the Mortgagee or any other holder of the Guaranty (the "holder/purchaser") may bid for and purchase the Vessel and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor. In case of any such sale the holder/purchaser shall be entitled, for the purpose of making settlement or payment for the property purchased, to use and apply the unpaid balance owing under the Guaranty or any portion thereof in order that there may be credited against the amount remaining due and unpaid thereon the sums payable to the holder/purchaser out of the net proceeds of such sale after allowing for the costs and expense of sale and other charges; and thereupon the holder/purchaser shall be credited, on account of such purchase price, with the net proceeds that shall have been so credited upon the Guaranty. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale or as to the application of the proceeds thereof.

SECTION 4.03    Mortgagee to Sign for Mortgagor. For purposes of any sale of the Vessel made in pursuance of this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, the Mortgagee is hereby appointed attorney-in-fact of the Mortgagor to execute and deliver to any purchaser aforesaid and is hereby vested with full power and authority to make, in the name and in behalf of the Mortgagor, a good conveyance of the title to the Vessel so sold. In the event of any sale of the Vessel, under any power herein contained, the Mortgagor will, if and when required by the Mortgagee, execute such form of conveyance of the Vessel as the Mortgagee may direct or approve. With respect to the foregoing power of attorney or any power of attorney herein including Section 4.04 below, the Mortgagee, by its acceptance hereof, acknowledges and understands that the Gaming Board may require the Mortgagee, or any other person granted a right to act for or on behalf of the Mortgagor, to obtain approvals under the Gaming Laws before, during or after the exercise thereof.

SECTION 4.04    Mortgagee to Collect Hire, etc. The Mortgagee is hereby appointed attorney-in-fact of the Mortgagor during the existence of any Event of Default in the name of the Mortgagor to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all earnings, tolls, rents, issues, revenues, income and profits of the Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, and all other sums, due or to become due at the time of the happening of any Event of Default in respect of the Vessel, or in respect of any insurance thereof from any person whomsoever, and to make, give and execute in the name of the Mortgagor acquaintances, receipts, releases, or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Mortgagor all checks, notes, drafts, warrants, agreements and all other instruments in writing with respect to the foregoing. All amounts so received shall be applied in accordance with Section 6.10 of the Indenture.

SECTION 4.05    Mortgagee’s Right to Possession. Subject to Gaming Laws, whenever any right to enter and take possession of the Vessel accrues to the Mortgagee, it may require the Mortgagor to deliver, and the Mortgagor shall on demand, at its own cost and expense, deliver the Vessel to the Mortgagee as demanded. If any legal proceedings shall properly be taken to enforce any right under this Mortgage, the Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Vessel and the earnings, tolls, rents, issues, revenues, income and profits due or to become due and arising from the operation thereof.

SECTION 4.06    Appearance by Mortgagee on Behalf of Mortgagor. The Mortgagor authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Mortgagor, its successors and assigns, in any court where a suit is pending against the Vessel because of or on account of any alleged Lien (other than Permitted Liens) against the Vessel from which the Vessel has not been released and to take such proceedings as it or any of them may reasonably deem proper towards the defense of such suit and the discharge of such Lien, in the event that the Mortgagor shall not be taking proceedings reasonably satisfactory to the Mortgagee, and in such case all expenditures made or incurred by the Mortgagee or its appointees for the purpose of such defense or discharge shall be a debt due from the Mortgagor, its successors and assigns, to the Mortgagee, and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein.

SECTION 4.07    Acceleration of Indebtedness Secured Hereby. In case the Mortgagor shall fail to pay the Obligations, the Mortgagee shall be entitled to recover judgment for the whole amount so due and unpaid, together with such further amounts as shall be sufficient to cover the reasonable costs and expenses of collection (including attorneys’ fees and costs), including a reasonable compensation to the Mortgagee’s agents, and any necessary advances, expenses and liabilities made or incurred by them hereunder. All moneys collected by the Mortgagee under this Section shall be applied by the Mortgagee in accordance with the provisions of Section 4.11 of this Article.

SECTION 4.08    Recovery of Mortgagee. Each and every power and remedy herein given to the Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity, in admiralty or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power to remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Mortgagee in the exercise of any right or power or in the pursuance of any remedy accruing upon any Event of Default shall impair any such right, power or remedy or be construed to be a waiver of any such Event of Default or to be any acquiescence therein; nor shall the acceptance by Mortgagee of any security or of any payment of or on account of the Guaranty after any Event of Default or of any payment on account of any past Event of Default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby.

SECTION 4.09    Cure of Defaults. If at any time after an Event of Default and prior to the actual sale of the Vessel by the Mortgagee or prior to any foreclosure proceedings or prior to the acceleration of the Guaranty (and provided that such acceleration has not been rescinded), the Mortgagor completely cures all Events of Default and pays all expenses incurred by the Mortgagee as a result of such Events of Default, with interest at the Default Rate, then the Mortgagee shall restore the Mortgagor to its former position, but such action, if any, shall not affect any subsequent Event of Default or impair any rights consequent thereon.

SECTION 4.10    Restoration of Position. In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Mortgagor and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

SECTION 4.11    Application of Proceeds. The proceeds of any sale of the Vessel and the net earnings from the hire or from any operation or use of the Vessel by the Mortgagee under any of the powers herein specified and any and all other money received by the Mortgagee pursuant to or under the terms of this Mortgage or in any proceedings hereunder, the application of which has not elsewhere herein been specifically provided, shall be applied in accordance with Section 6.10 of the Indenture.

SECTION 4.12    Repairs to Vessel and Sale of Equipment. Except during the existence of an Event of Default, the Mortgagor (a) shall be suffered and permitted to retain actual possession and use of the Vessel; (b) may at any time alter, repair, change or re-equip the Vessel; and (c) shall have the right, from time to time in its discretion and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, equipment or other appurtenances, including any gaming machinery, any equipment and accessories relating to the gaming operations, of the Vessel in accordance with Section 4.29 of the Indenture.

SECTION 4.13    Gaming Approvals. By its acceptance hereof, the Mortgagee acknowledges that the Mortgagor’s right to grant a Lien on, and the Mortgagee’s right to enforce a Lien on and foreclose on, sell, possess and/or exercise any other rights or remedies pursuant to the terms hereof with respect to certain gaming equipment or other property used in the gaming business of the Mortgagor and included in the Vessel may be limited, proscribed or prohibited under the Gaming Laws and that the Mortgagor and the Mortgagee may be subject to the Gaming Laws and such other laws and regulations with respect to such assignment, granting, enforcement, foreclosure, sale and/or possession. The parties hereto confirm that Section 4.30 of the Indenture is applicable to this Mortgage and the other Bond Documents.

ARTICLE V
MISCELLANEOUS PROVISIONS
SECTION 5.01    Notices. Any notice to be given under this Mortgage shall, except as otherwise expressly provided herein, be given in accordance with Section 14.02 of the Indenture.

SECTION 5.02    Counterparts. This Mortgage may be executed in any number of counterparts and all such counterparts executed and delivered each as an original shall constitute but one and the same instrument.

SECTION 5.03    Interest of Mortgagor. The interest of the Mortgagor in the Vessel and the interest mortgaged by this Mortgage is that of one hundred percent (100%) absolute and sole ownership.

SECTION 5.04    Survivorship of Covenants. It is expressly agreed that any and all stipulations, agreements and covenants made by the Mortgagor in favor of the Mortgagee herein contained, and all rights, powers and privileges herein conferred on the Mortgagee by any of the provisions hereof, shall inure to and be for the benefit of and may be exercised by the Mortgagee and its successors and assigns, and by any future holder or holders of the Guaranty, and the word "Mortgagee," unless the context otherwise requires, shall also mean and include the successors or assigns of said Mortgagee, as well as any future holder or holders of the Guaranty secured hereby. All covenants and agreements herein contained to be observed or performed by the Mortgagor shall be binding upon the Mortgagor and upon the Mortgagor’s successors and assigns, as well as upon any person, firm or corporation hereafter acquiring title to the Vessel, or any part thereof, by, through, or under the Mortgagor, and the word "Mortgagor," unless the context otherwise requires, shall also mean and include the successors and assigns of said Mortgagor, and any other person, firm or corporation acquiring title to the Vessel, or any part thereof, by, through, or under the Mortgagor.

SECTION 5.05    Amendments. This Mortgage may not be modified, supplemented or amended in any respect, or any waiver given in regard to any of the provisions hereof, except pursuant to an instrument or agreement in writing signed by the Mortgagor and the Mortgagee.

SECTION 5.06    Discharge of Lien. When the Obligations have been paid in full, and the Mortgagor’s obligations to the Mortgagee arising under the other Bond Documents have been satisfied in full (other than contingent indemnification obligations), the Mortgagee shall, at the Mortgagor’s expense, execute and deliver to the Mortgagor such documents as the Mortgagor shall reasonably request to evidence the surrender and discharge of the lien hereof upon the Vessel.

SECTION 5.07    Concerning the Vessel. The Mortgagor and the Mortgagee acknowledge that due to the nature of the business activities conducted by the Vessel, the Vessel may be determined to be "permanently moored" by shipping regulatory authorities. The Mortgagor and the Mortgagee further acknowledge that there is jurisprudence indicating that a vessel serving as a riverboat casino may not be a vessel for purposes of the Ship Mortgage Act, Chapter 313 of Title 46 of the United States Code (the "Ship Mortgage Act") and if a court or the United States Coast Guard determines that the Vessel does not constitute a vessel for purposes of the Ship Mortgage Act or documentation, the Ship Mortgage Act would not be applicable to such Vessel and the Rising Star Vessel Security Document would not constitute a valid preferred mortgage lien on the Vessel. Notwithstanding a determination of "vessel status" or "permanently moored status", if any, it is the intent of the parties hereto that this Mortgage shall create a valid lien in favor of the Mortgagee and that it is the intent of the parties to separately create a security interest in the Vessel as a fixture and/or personal property pursuant to that certain First Lien Mortgage, Leasehold Mortgage, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents on real property of Mortgagor in Rising Sun, Indiana by the Mortgagor for the benefit of the Mortgagee and pursuant to that certain Security Agreement among the Mortgagor, the Borrower and other certain parties, each of even date herewith.

SECTION 5.08    Incorporation into Mortgage. The Whereas Clauses of this Mortgage are incorporated in and are made a part of this Mortgage.

SECTION 5.09    Governing Law. This Mortgage shall be governed by Chapter 313 and the general maritime law of the United States, and to the extent such laws shall not be applicable, then in accordance with the laws of the State of New York as applied to contracts made, executed and performed within the State of New York, including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of laws provisions.

SECTION 5.10    Conflict. In the event that the provisions of this Mortgage shall conflict with or be inconsistent with the provisions of the Indenture, the terms and provisions of the Indenture shall control and govern.

SECTION 5.11    Severability. In the event that any provision or clause of this Mortgage is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect other provisions, which are declared to be severable, and this Mortgage shall be construed as if such invalid, illegal or unenforceable provision(s) had never been contained herein.

[Signature on following page]

IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage as of the date first above written.

MORTGAGOR:	GAMING ENTERTAINMENT (INDIANA) LLC, a Nevada limited liability company By: __________________________________ Name: Lewis Fanger Title: Treasurer

STATE OF _________        )
) ss:
COUNTY OF __________    )

Before me, a Notary Public in and for the state and county above, personally appeared _________________, the ___________________ of __________________, who acknowledged execution of the foregoing Mortgage.

WITNESS my hand and Notarial Seal this ______ day of __________, 2018.

IN WITNESS WHEREOF, the Mortgagee acknowledges and agrees with respect to Sections 4.13 and 5.07 hereof only.

MORTGAGEE:	WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent By: Name: Title:

ACKNOWLEDGEMENT

STATE OF MINNESOTA        )
) ss:
COUNTY OF HENNEPIN    )

Before me, a Notary Public in and for the state and county above, personally appeared _________________, the ___________________ of __________________, who acknowledged execution of the foregoing Mortgage.

WITNESS my hand and Notarial Seal this ______ day of __________, 2018.

FIRST LIEN DEED OF TRUST (BRONCO BILLY’S)
Recording requested by, and when
recorded return to:

Shearman & Sterling LLP
599 Lexington Ave
New York, New York 10022
Attn: Lisa M. Brill, Esq.

FIRST LIEN DEED OF TRUST, LEASEHOLD DEED OF TRUST, FIXTURE FILING AND SECURITY AGREEMENT WITH ABSOLUTE ASSIGNMENT OF LEASES AND RENTS
(BRONCO BILLY’S CASINO)

THE PARTIES TO THIS FIRST LIEN DEED OF TRUST, LEASEHOLD DEED OF TRUST, FIXTURE FILING AND SECURITY AGREEMENT WITH ABSOLUTE ASSIGNMENT OF LEASES AND RENTS (this "Deed of Trust"), made as of February __, 2018, are FHR-COLORADO LLC, a Nevada limited liability company ("Grantor"), and THE PUBLIC TRUSTEE FOR TELLER COUNTY, COLORADO ("Trustee") for the benefit of WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent ("Collateral Agent" or "Beneficiary"). Unless otherwise defined herein, all capitalized terms used in this Deed of Trust shall have the respective meanings assigned in the Indenture referred to below.

RECITALS

A.    As of the date hereof, Grantor has executed that certain Guaranty Agreement for the benefit of Beneficiary (the "Guaranty"), which Guaranty guarantees the obligations of Full House Resorts, Inc. ("Borrower"), an affiliate of Grantor, arising out of, among other things:

(i)    That certain Notes Purchase Agreement dated as of the date hereof, executed by Borrower, the Guarantors, and the Purchasers party thereto from time to time (the "Purchasers") (as supplemented, modified, amended, extended or restated from time to time, the "Notes Purchase Agreement") pursuant to which, among other things, the Borrower agrees to issue to the Purchasers Senior Secured Notes due in 2024 in the maximum aggregate principal amount of One Hundred Million Dollars ($100,000,000.00) (the "Notes");

(ii)    That certain Indenture dated as of the date hereof, executed by Borrower, the Guarantors and Beneficiary (as supplemented, modified, amended, extended or restated from time to time) pursuant to which Borrower has authorized the issuance of the Notes (the "Indenture") to the registered holders thereof (the "Noteholders" or "Holders");

(iii)    Those certain Notes executed by Borrower and payable to the order of each of the Noteholders for the purpose of evidencing Borrower’s obligation (among other obligations) to repay amounts advanced under the Indenture, together with accrued interest thereon; and

(iv)    The final maturity date of the obligations secured hereby is February 2, 2024.

NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained and in the other Bond Documents, the parties hereto hereby agree as follows:

ARTICLE I. GRANTING CLAUSE

For the purposes of and upon the terms and conditions set forth in this Deed of Trust, Grantor irrevocably grants, bargains, sells and conveys, in trust to the Trustee for the benefit of Beneficiary with, to the extent permitted by law, power of sale and right of entry and possession, all that real property and the leasehold estate in real property under that certain Lease with Option to Purchase by and between Cripple Creek Development Co. and Blue Building Development, Inc., as lessors and The Pioneer Group Inc., as lessee dated January 14, 2015 (which, as amended, modified, altered, supplemented, recorded, re-recorded, conveyed, transferred, and assigned from time to time, in whole or in part, is hereinafter referred to as the "Ground Lease"), a Memorandum of Lease dated January 30, 2015 being recorded at Reception No. 677136, Teller County, Colorado, described on Exhibit A and Exhibit A-1 attached hereto, together with all development rights or credits, air rights, water, water rights and water stock related to the real property, and all minerals, oil and gas, and other hydrocarbon substances in, on or under the real property, and all appurtenances, easements, rights and rights of way appurtenant or related thereto; all buildings, other improvements and fixtures now or hereafter located on the real property, and all apparatus, equipment, and appliances used in the operation or occupancy of the real property, it being intended by the parties that all such items shall be conclusively considered to be a part of the real property, whether or not attached or affixed to the real property (the "Improvements"); all interest or estate which Grantor may hereafter acquire in the property described above, and all additions and accretions thereto; all present and future interest of Grantor as lessor, licensor, franchisor, grantor or similar party to any occupancy agreement now or hereinafter related to the Improvements; all right, title and interest of Grantor in any present or future awards or payments including any right to receive the same; the Collateral (as defined in Section 4.1); and the rents, issues, earnings, income and proceeds of any of the foregoing; (all of the foregoing, whether now owned or hereafter acquired, being collectively referred to as the "Subject Property"). The listing of specific rights or property shall not be interpreted as a limit of general terms.

ARTICLE II. OBLIGATIONS SECURED

2.1     Obligations Secured. Grantor makes this grant and assignment for the purpose of securing the following obligations (collectively, the "Secured Obligations"):

(a)     All liabilities and obligations, howsoever arising, owed by the Grantor to the Collateral Agent and Noteholders of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, in each case, pursuant to the terms of the Guaranty, this Deed of Trust or any of the other Bond Documents to which the Grantor is a party; and;

(b)     All modifications, extensions and renewals of any of the obligations secured hereby, however evidenced, including, without limitation: (i) modifications of the required principal payment dates or interest payment dates or both, as the case may be, deferring or accelerating payment dates wholly or partly; (ii) modifications, extensions or renewals at a different rate of interest whether or not in the case of a note, the modification, extension or renewal is evidenced by a new or additional promissory note or notes and (iii) increases or decreases in the maximum amount of the Notes or any reallocation between such facilities.

2.2    Future Advances. The maximum amount of principal secured hereby (including disbursements that the Noteholders may, but shall not be obligated to, make under this Deed of Trust, Indenture, Notes Purchase Agreement or any other document with respect thereto) shall not exceed ONE HUNDRED MILLION DOLLARS ($100,000,000), which amount shall not be reduced by (a) prepayments from time to time of outstanding amounts under on the Notes or (b) repayments by Borrower from any funding source. This Deed of Trust shall be valid and have priority to the extent of the maximum amount secured hereby, including interest and any protective advances made by the Noteholders with respect to the Subject Property, over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the Subject Property given priority by law.

2.3     Incorporation. All terms of the Secured Obligations and the documents evidencing such obligations are incorporated herein by this reference. All Persons who may have or acquire an interest in the Subject Property shall be deemed to have notice of the terms of the Secured Obligations and to have notice, if provided therein, that: (a) the Notes, Indenture or Notes Purchase Agreement may permit borrowing, repayment and re‑borrowing so that repayments shall not reduce the amounts of the Secured Obligations; and (b) the rate of interest on one or more Secured Obligations may vary from time to time.

2.4    Obligations. The term "obligations" is used herein in its broadest and most comprehensive sense and shall be deemed to include, without limitation, all interest and charges, prepayment charges (if any) fees, expenses, indemnities, late charges and loan fees at any time accruing or assessed on any of the Secured Obligations (and shall include interest that accrues after the commencement of any bankruptcy or other insolvency proceeding by or against the Grantor, whether or not allowed or allowable) and all the foregoing shall be part of the Secured Obligations.

ARTICLE III. ASSIGNMENT OF LEASES AND RENTS

3.1     Representations, Warranties and Covenants. Grantor represents, warrants and covenants that: (a) there are no material space leases, licenses or other occupancy agreements relating to the management, leasing or operation of the Subject Property or any portion thereof other than those that have been submitted to Beneficiary as of the date hereof ("Leases") in effect as of the date hereof; and (b) no material Leases shall be entered into by Grantor that would materially and adversely affect Beneficiary without Beneficiary’s prior written consent (acting in accordance with the written direction of the Required Noteholders, as defined in the Indenture) unless otherwise permitted under the Indenture.

3.2     Assignment. Other than the Excluded Collateral (as defined in the Security Agreement) and subject to Gaming Laws and Liquor Laws, Grantor hereby irrevocably assigns to Beneficiary all of Grantor’s right, title and interest in, to and under:

(a) all Leases and all other agreements of any kind relating to the use or occupancy of the Subject Property or any portion thereof, whether now existing or entered into after the date hereof; and (b) the rents, issues, deposits and profits of the Subject Property, including, without limitation, all amounts payable and all rights and benefits accruing to Grantor under the Leases ("Payments"). The term "Leases" shall also include all guarantees of and security for the lessees’ performance thereunder, and all amendments, extensions, renewals or modifications thereto which are permitted hereunder. This is a present and absolute assignment, not an assignment for security purposes only, and Beneficiary’s right to the Leases and Payments is not contingent upon, and may be exercised without possession of, the Subject Property.

3.3     Grant of License. Beneficiary confers upon Grantor a revocable license ("License") to collect and retain the Payments as they become due and payable, except during the existence of an Event of Default (as defined in the Indenture). Upon the occurrence of an Event of Default, the License shall be automatically revoked and Beneficiary may collect and apply the Payments pursuant to Section 6.3 without notice and without taking possession of the Subject Property. Grantor hereby irrevocably authorizes and directs the lessees under the Leases to rely upon and comply with any notice or demand by Beneficiary for the payment to Beneficiary of any rental or other sums which may at any time become due under the Leases, or for the performance of any of the lessees’ undertakings under the Leases, and the lessees shall have no right or duty to inquire as to whether any Event of Default has actually occurred or is then existing hereunder. Grantor hereby relieves the lessees from any liability to Grantor by reason of relying upon and complying with any such notice or demand by Beneficiary.

3.4     Effect of Assignment. The foregoing irrevocable assignment shall not cause Beneficiary to be: (a) a mortgagee in possession; (b) responsible or liable for the control, care, management or repair of the Subject Property or for performing any of the terms, agreements, undertakings, obligations, representations, warranties, covenants and conditions of the Leases; or (c) responsible or liable for any waste committed on the Subject Property by the lessees under any of the Leases or any other parties; for any dangerous or defective condition of the Subject Property; or for any negligence in the management, upkeep, repair or control of the Subject Property resulting in loss or injury or death to any lessee, licensee, employee, invitee or other Person. Beneficiary shall not directly or indirectly be liable to Grantor or any other Person as a consequence of: (i) the exercise or failure to exercise any of the rights, remedies or powers granted to Beneficiary, or any of its employees, agents, contractors or subcontractors hereunder; or (ii) the failure or refusal of Beneficiary to perform or discharge any obligation, duty or liability of Grantor arising under the Leases.

3.5     Covenants. Grantor covenants and agrees at Grantor’s sole cost and expense to: (a) perform the obligations of lessor contained in the Leases and enforce performance by the lessees of the obligations of the lessees contained in the Leases; to the extent commercially reasonable (b) give Beneficiary prompt written notice of any known material default which occurs with respect to any of the Leases, whether the default be that of the lessee or of the lessor; (c) exercise Grantor’s commercially reasonable efforts to keep all portions of the Subject Property that are capable of being leased at all times at rentals not less than the fair market rental value, (d) deliver to Beneficiary fully executed, counterpart original(s) of each and every Lease if requested to do so; (e) promptly pay, when due and payable, the rent and other charges payable pursuant to the Ground Lease; (f) execute and record such additional assignments of any Lease or specific subordinations (or subordination, attornment and non-disturbance agreements executed by the lessor and lessee) of any Lease to this Deed of Trust, in form acceptable to Beneficiary, as Beneficiary may request. Grantor shall not, without Beneficiary’s prior written consent (acting in accordance with the written direction of the Required Noteholders), unless otherwise permitted by any provision of the Indenture: (i) enter into any Leases after the date of this Deed of Trust that would materially and adversely affect Beneficiary; (ii) execute any other assignment relating to any of the Leases; (iii) discount any rent or other sums due under the Leases other than in the ordinary course of business, or collect the same in advance, other than to collect rent one (1) month in advance of the time when it becomes due; (iv) terminate, materially modify or amend any of the terms of the Leases or in any manner release or discharge the lessees from any material obligations thereunder; (v) consent to any assignment or subletting by any lessee; or (vi) subordinate or agree to subordinate any of the Leases to any other mortgage, deed of trust, or encumbrance. Any such attempted action in violation of the provisions of this Section 3.5 shall be null and void. If the Ground Lease shall be terminated prior to the natural expiration of its term due to default by Grantor or any tenant thereunder, and if, pursuant to the provisions of the Ground Lease, Beneficiary or its designee shall acquire from the lessor a new lease of the leasehold premises, Grantor covenants and agrees that it shall have no right, title or interest in or to such new lease or the leasehold estate created thereby, or renewal privileges therein contained.

3.6     Estoppel Certificates. Within fifteen (15) days after written request by Beneficiary, Grantor shall deliver to Beneficiary and to any party designated by Beneficiary estoppel certificates executed by Grantor and by each of the lessees, in recordable form, certifying (if such be the case): (a) that the foregoing assignment and the Leases are in full force and effect; (b) the date of each lessee’s most recent payment of rent; (c) that, to Grantor’s knowledge, there are no defenses or offsets outstanding, or stating those claimed by Grantor or lessees under the foregoing assignment or the Leases, as the case may be; and (d) any other information reasonably requested by Beneficiary.

3.7    Perfection Upon Recordation. Grantor acknowledges that it has taken all actions necessary to obtain, and that, upon recordation of this Deed of Trust, Beneficiary shall have, to the extent permitted under applicable law, a valid and fully perfected, first priority, present assignment of the Rents arising out of the Leases and all security for such Leases in favor of Beneficiary. Grantor acknowledges and agrees that upon recordation of this Deed of Trust Trustee’s and Beneficiary’s interest in the Rents shall be deemed to be fully perfected, "choate" and enforced as to Grantor and to the extent permitted under applicable law, all third parties, including, without limitation, any subsequently appointed trustee in any case under Title 11 of the United States Code (the "Bankruptcy Code"), without the necessity of commencing a foreclosure action with respect to this Deed of Trust, making formal demand for the Rents, obtaining the appointment of a receiver or taking any other affirmative action.

ARTICLE IV. SECURITY AGREEMENT AND FIXTURE FILING

4.1    Security Interest. As security for the full, prompt, complete and final payment when due (whether at stated maturity, by acceleration or otherwise) and prompt performance of all the Secured Obligations, Grantor, other than the Excluded Collateral and subject to Gaming Laws and Liquor Laws, hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Beneficiary, for itself and for the benefit of the Noteholders, a security interest in and to all of Grantor’s right, title and interest in, to and under each of the following (all of such interest of Grantor being hereinafter collectively called the "Collateral"), but excluding the Excluded Collateral:

All of the Grantor’s personal property now or hereafter acquired, including without limitation all goods, building and other materials, supplies, inventory, work in process, equipment, machinery, fixtures, furniture, furnishings, vessels or other water craft, signs and other personal property and embedded software included therein and supporting information, wherever situated, which are or are to be incorporated into, used in connection with, permanently or semi-permanently moored to, or appropriated for use on (i) the real property described on Exhibit A attached hereto and incorporated by reference herein (to the extent the same are not effectively made a part of the real property pursuant to Article I above) or (ii) the Subject Property; together with all rents, issues, deposits and profits of the Subject Property and security deposits derived from the Subject Property (to the extent, if any, they are not subject to Article III); all sales contracts or agreements for the sale of the Subject Property or any portion thereof now or hereafter entered into (subject to any limitations on Grantor’s ability to enter into the same as set forth in the Indenture); all inventory, accounts, cash receipts, deposit accounts, accounts receivable, contract rights, licenses (other than the gaming license), agreements, all construction, service, engineering, consulting, management, leasing, architectural, and other similar contracts concerning the design, construction, management, operation, occupancy and/or use of the Subject Property, together with any and all architectural drawings, plans, specifications, site plans, surveys, soil tests, appraisals, engineering reports and similar materials relating to all or any portion of the Subject Property and all warranties and guaranties relating to any and all of the foregoing or otherwise relating to the Subject Property, general intangibles, payment intangibles, software, chattel paper (whether electronic or tangible), instruments, documents, promissory notes, drafts, letters of credit, letter of credit rights, supporting obligations, insurance policies, insurance and condemnation awards and proceeds, proceeds of the sale of promissory notes, any other rights to the payment of money, trade names, trademarks and service marks arising from or related to the ownership, management, leasing, operation, sale or disposition of the Subject Property or any business now or hereafter conducted thereon by Grantor; all development rights and credits and any and all permits, consents, approvals, licenses, authorizations and other rights granted by, given by or obtained from, any governmental entity with respect to the Subject Property; all water and water rights, wells and well rights, canals and canal rights, ditches and ditch rights, springs and spring rights, and reservoirs and reservoir rights appurtenant to or associated with the Subject Property, whether decreed or undecreed, tributary, non-tributary or not non-tributary, surface or underground or appropriated or unappropriated, and all shares of stock in water, ditch, lateral and canal companies, well permits and all other evidences of any of such rights; all deposits or other security now or hereafter made with or given to utility companies by Grantor with respect to the Subject Property; all advance payments of insurance premiums made by Grantor with respect to the Subject Property; all guaranties, warranties or indemnities related to the Subject Property; all plans, drawings, reports, and specifications relating to the Subject Property; all loan funds held by Beneficiary, whether or not disbursed; all funds deposited with Beneficiary pursuant to the Bond Documents; all reserves, deferred payments, deposits, accounts, refunds, cost savings and payments of any kind related to the Subject Property or any portion thereof; together with all replacements and proceeds of, and additions and accessions to, any of the foregoing; together with all books, records and files relating to any of the foregoing.

As to all of the above described personal property which is or which hereafter becomes a "fixture" under applicable law, this Deed of Trust constitutes a fixture filing under the Uniform Commercial Code as enacted in the State of Colorado at C.R.S. ß4-9-101 et. seq., as amended or recodified from time to time ("UCC"). All terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

Nothing in this Article IV shall be deemed to limit the security interest granted by Grantor pursuant to the Security Agreement; the security interest granted by Grantor pursuant to this Deed of Trust is in addition to any other security interest granted by Grantor pursuant to the other Security Documents.

4.2    Representations and Warranties. Grantor hereby represents and warrants to the Beneficiary and the Noteholders that, as of the date hereof: (a) Grantor has, or will have, good title to the Collateral; (b) Grantor has not encumbered the Collateral to anyone other than Beneficiary, and no financing statement covering any of the Collateral has been delivered to any Person or entity other than Beneficiary except such financing statements that are released as of the date hereof; (c) Grantor’s principal place of business is located at the address shown in Section 7.10; and (d) Grantor’s legal name is exactly as set forth on the first page of this Deed of Trust and all of Grantor’s organizational documents or agreements delivered to Beneficiary are complete and accurate in every material respect.

4.3    Further Assurances. Grantor agrees: (a) to execute and deliver such documents necessary to create, perfect and continue the security interests contemplated hereby to the extent the same may be perfected by filing; (b) to cooperate with Beneficiary in perfecting all security interests granted herein and in obtaining such agreements from third parties necessary, in connection with the preservation, perfection or enforcement of any of its rights hereunder (including, without limitation, control agreements with respect to accounts not at Wilmington Trust, N.A. or its affiliates); and (c) that Beneficiary is authorized (but not obligated) to file financing statements in the name of Grantor to perfect Beneficiary’s security interest in Collateral.

4.4    Rights of Beneficiary. Except as limited by Gaming Laws and Liquor Laws or Grantor’s approved system of internal controls governing mandatory count procedures and the persons who may participate therein, in addition to Beneficiary’s rights as a "Secured Party" under the UCC, Beneficiary may, but shall not be obligated to, during the continuance of an Event of Default, at any time without notice and at the expense of Grantor: (a) give notice to any Person of Beneficiary’s rights hereunder and enforce such rights at law or in equity; (b) insure, protect, defend and preserve the Collateral or any rights or interests of Beneficiary therein; (c) inspect the Collateral, including all books and records of the Grantor located on the Subject Property, and conduct such environmental and engineering studies as Beneficiary may require, provided that such inspection and studies shall not materially interfere with the operation of the Subject Property and shall be subject to the terms of the Ground Lease (as applicable); and (d) endorse, collect and receive any right to payment of money owing to Grantor under or from the Collateral

4.5    Rights of Beneficiary on Default. Subject to Gaming Laws and Liquor Laws, during the continuance of an Event of Default, then in addition to all of Beneficiary’s rights as a "Secured Party" under the UCC or otherwise at law:

(a)    Beneficiary may: (i) upon written notice, require Grantor to assemble any or all of the Collateral and make it available to Beneficiary at a place designated by Beneficiary; (ii) without prior notice, enter upon the Subject Property or other place where any of the Collateral may be located and take exclusive possession of, collect, sell, lease, license and dispose of any or all of the Collateral, and store the same at locations acceptable to Beneficiary at Grantor’s expense; (iii) sell, assign and deliver at any place or in any lawful manner all or any part of the Collateral and bid and become purchaser at any such sales;

(b)    Beneficiary may, for the account of Grantor and at Grantor’s expense: (i) operate, use, consume, sell, lease, license or dispose of the Collateral as Beneficiary deems appropriate for the purpose of performing any or all of the Secured Obligations; (ii) enter into any agreement, compromise, or settlement, including insurance claims, which Beneficiary may reasonably deem desirable or proper with respect to any of the Collateral; and (iii) endorse and deliver evidences of title for, and receive, enforce and collect by legal action or otherwise, all indebtedness and obligations now or hereafter owing to Grantor in connection with or on account of any or all of the Collateral; and

(c)    In disposing of Collateral hereunder, Beneficiary may disclaim all warranties of title, possession, quiet enjoyment and the like. Any proceeds of any disposition of any Collateral may be applied by Beneficiary to the payment of expenses incurred by Beneficiary in connection with the foregoing including attorneys’ fees, costs and expenses, and the balance of such proceeds may be applied by Beneficiary toward the payment of the Secured Obligations in such order of application as Beneficiary may from time to time elect.

Notwithstanding any other provision hereof, Beneficiary shall not be deemed to have accepted any property other than cash in satisfaction of any obligation of Grantor to Beneficiary unless Beneficiary shall make an express written election of said remedy under applicable law. Grantor agrees that Beneficiary shall have no obligation to process or prepare any Collateral for sale or other disposition.

4.6    Power of Attorney. Grantor hereby irrevocably appoints Beneficiary as Grantor’s attorney‑in‑fact (such agency being coupled with an interest), and as such attorney‑in‑fact Beneficiary may, without the obligation to do so, in Beneficiary’s name, or in the name of Grantor, prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve any of Beneficiary’s security interests and rights in or to any of the Collateral, and, during the continuance of an Event of Default, take any other action required of Grantor; provided, however, that Beneficiary as such attorney‑in‑fact shall be accountable only for such funds as are actually received by Beneficiary, and provided further, the appointment of Beneficiary as attorney-in-fact is not intended to allow Beneficiary to confess judgment or perform any act prohibited by applicable law.

4.7    Possession and Use of Collateral. Except as otherwise provided in this Section or the other Bond Documents, so long as no Default or Event of Default exists, Grantor may possess, use, move, transfer or dispose of any of the Collateral in the ordinary course of Grantor’s business and in accordance with the Bond Documents.

ARTICLE V. RIGHTS AND DUTIES OF THE PARTIES

5.1     Title. Subject to Gaming Laws and Liquor Laws, Grantor represents and warrants that Grantor lawfully holds and possesses fee simple title to the portion of the Subject Property described on Exhibit A and leasehold title to the portion of the Subject Property described on Exhibit A-1, in each case without limitation on the right to encumber, and that this Deed of Trust is a first priority lien on the Subject Property, subject only to the Permitted Liens (as defined in the Indenture). Neither Grantor, nor any Affiliate of Grantor, has any interest in any real property, not encumbered hereby, which is utilized in any material manner in connection with the use and/or operation of the Subject Property or which is necessary and required for the use and operation of the Subject Property.

5.2     Taxes and Assessments. Subject to Grantor’s rights to contest payment of taxes in accordance with law, Grantor shall pay prior to delinquency all taxes, assessments, levies and charges imposed by any public or quasi‑public authority or utility company which are or which may become a lien upon or cause a loss in value of the Subject Property or any interest therein. Grantor shall also pay prior to delinquency all taxes, assessments, levies and charges imposed by any public authority upon Beneficiary by reason of its interest in any Secured Obligation or in the Subject Property, or by reason of any payment made to Beneficiary pursuant to any Secured Obligation; provided, however, Grantor shall have no obligation to pay taxes which may be imposed from time to time upon Beneficiary and which are measured by and imposed upon Beneficiary’s net income.

5.3     Tax and Insurance Impounds. During the continuance of an Event of Default, at Beneficiary’s option and upon its demand, Grantor shall, until all Secured Obligations have been paid in full, pay to Beneficiary monthly, annually or as otherwise directed by Beneficiary an amount reasonably estimated by Beneficiary to be equal to: (a) all taxes, assessments and levies imposed by any public or quasi-public authority or utility company which are or may become a lien upon the Subject Property or Collateral and will become due for the tax year during which such payment is so directed; and (b) premiums for fire, other hazard and mortgage insurance required or requested pursuant to the Bond Documents when same are next due. If Beneficiary reasonably determines that any amounts paid by Grantor are insufficient for the payment in full of such taxes, assessments, levies and/or insurance premiums, Beneficiary shall notify Grantor of the increased amounts required to pay all amounts due, whereupon Grantor shall pay to Beneficiary within thirty (30) days thereafter the additional amount as stated in Beneficiary’s notice. All sums so paid shall not bear interest, and Beneficiary shall apply said funds to the payment of, or at the sole option of Beneficiary, release said funds to Grantor for the application to and payment of such sums, taxes, assessments, levies, charges, and insurance premiums. Upon assignment of this Deed of Trust, Beneficiary shall have the right to assign all amounts collected and in its possession to its assignee whereupon Beneficiary shall be released from all liability with respect thereto. Within ninety-five (95) days following full repayment of the Secured Obligations (other than full repayment of the Secured Obligations as a consequence of a foreclosure or conveyance in lieu of foreclosure of the liens and security interests securing the Secured Obligations) or at such earlier time as Beneficiary may elect, the balance of all amounts collected and in Beneficiary’s possession shall be paid to Grantor or the Persons otherwise legally entitled thereto at the written direction of Grantor.

5.4     Performance of Secured Obligations. Grantor shall promptly pay and perform each Secured Obligation when due.

5.5     Liens, Encumbrances and Charges. Grantor shall immediately discharge any lien not approved by Beneficiary in writing that has or may attain priority over this Deed of Trust. Grantor shall pay prior to delinquency all obligations secured by or reducible to liens and encumbrances which shall now or hereafter encumber or appear to encumber all or any part of the Subject Property or any interest therein, whether senior or subordinate hereto.

5.6     Damages; Insurance and Condemnation Proceeds. The following (whether now existing or hereafter arising) are all absolutely and irrevocably assigned by Grantor to Beneficiary and, at the request of Beneficiary, shall be paid directly to Beneficiary in accordance with Section 3.10(d)(III) of the Indenture: (i) all awards of damages and all other compensation payable directly or indirectly by reason of a condemnation or proposed condemnation for public or private use affecting all or any part of, or any interest in, the Subject Property or Collateral; (ii) all other claims and awards for damages to, or decrease in value of, all or any part of, or any interest in, the Subject Property or Collateral; (iii) all proceeds of any insurance policies payable by reason of loss sustained to all or any part of the Subject Property or Collateral; and (iv) all interest which may accrue on any of the foregoing. Subject to applicable law, and without regard to any requirement contained in Section 5.7(d) of this Deed of Trust,

Beneficiary shall release all or any part of the proceeds to Grantor to repair or rebuild, subject to any reasonable conditions Beneficiary may impose, subject to any restrictions contained in the Indenture. In the event Grantor fails to do so, Beneficiary may, but shall not be obligated to, (at Grantor’s expense) commence, appear in, defend or prosecute any assigned claim or action and may adjust, compromise, settle and collect all claims and awards assigned to Beneficiary; provided, however, in no event shall Beneficiary or any of its officers, directors, employees, agents, advisors or representatives be responsible for any failure to collect any claim or award, regardless of the cause of the failure, including, without limitation, any malfeasance or nonfeasance by Beneficiary or its employees or agents.

5.7     Maintenance and Preservation of the Subject Property. Subject to the provisions of the Indenture, Grantor covenants: (a) to insure the Subject Property and Collateral against such risks as provided in the Indenture and to provide evidence of such insurance to Beneficiary, and to comply with the requirements of any insurance companies insuring the Subject Property and Collateral, all in accordance with Section 4.23 of the Indenture; (b) to keep the Subject Property in good condition and repair, ordinary wear and tear excepted; (c) not to remove or demolish the Subject Property or Collateral or any part thereof, not to alter, restore or add to the Subject Property or Collateral and not to initiate or acquiesce in any change in any zoning or other land classification which materially and adversely affects the Subject Property or Collateral without Beneficiary’s prior written consent (acting in accordance with the written direction of the Required Noteholders), unless otherwise provided in the Indenture or Notes Purchase Agreement; (d) to complete or restore promptly and in good and workmanlike manner the Subject Property and Collateral, or any part thereof which may be damaged or destroyed; (e) to comply with all laws, ordinances, regulations and standards, and all covenants, conditions, restrictions and equitable servitudes, whether public or private, of every kind and character which affect the Subject Property or Collateral and pertain to acts committed or conditions existing thereon, including, without limitation, any work, alteration, improvement or demolition mandated by such laws, covenants or demolition mandated by such laws, covenants or requirements, noncompliance with which could reasonably be expected to have individually or in the aggregate, a Material Adverse Effect; (f) not to commit or permit waste of the Subject Property or Collateral; (g) to maintain in full force and effect the Ground Lease; and (h) to do all other acts which from the character or use of the Subject Property and Collateral are reasonably necessary to maintain and preserve its value.

5.8     Defense and Notice of Losses, Claims and Actions. To the extent commercially reasonable, at Grantor’s sole expense, Grantor shall protect, preserve and defend the Subject Property and title to and right of possession of the Subject Property and Collateral, the security hereof and the rights and powers of Beneficiary hereunder against all adverse claims. Grantor shall give Beneficiary prompt notice in writing of the assertion of any material claim, of the filing of any action or proceeding, of the occurrence of any damage to the Subject Property and Collateral, and of any default under the Ground Lease, and of any condemnation offer or action.

5.9     Reserved.

5.10     Compensation; Exculpation; Indemnification.

(a)    Grantor shall pay Beneficiary’s reasonable fees and reimburse Beneficiary for reasonable expenses (including reasonable attorneys’ fees and expenses) in connection with this Deed of Trust. Grantor shall pay to Beneficiary reasonable compensation for services rendered concerning this Deed of Trust, including without limitation any statement of amounts owing under any Secured Obligation. Beneficiary shall not directly or indirectly be liable to Grantor or any other Person as a consequence of (i) the exercise of the rights, remedies or powers granted to Beneficiary in this Deed of Trust except to the extent determined by a final non-appealable judgement of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of Beneficiary; (ii) the failure or refusal of Beneficiary to perform or discharge any obligation or liability of Grantor under any agreement related to the Subject Property or Collateral or under this Deed of Trust; or (iii) any loss sustained by Grantor or any third party resulting from Beneficiary’s failure (whether by malfeasance or refusal to act) to lease the Subject Property after an Event of Default or from any other act or omission (regardless of whether the same constitutes negligence) of Beneficiary in managing the Subject Property after an Event of Default unless the loss is determined by a final non-appealable judgement of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of Beneficiary and no such liability shall be asserted against or imposed upon Beneficiary, and all such liability is hereby expressly waived and released by Grantor.

(b)     In addition to the indemnification contained in the Bond Documents, Grantor indemnifies Beneficiary against, and holds Beneficiary harmless from, all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys’ fees and other legal expenses, cost of evidence of title, cost of evidence of value, and other expenses which either may suffer or incur: (i) by reason of this Deed of Trust; (ii) by reason of the execution of this Deed of Trust or in performance of any act required or permitted hereunder or by law; (iii) as a result of any failure of Grantor to perform Grantor’s obligations; or (iv) by reason of any alleged obligation or undertaking on Beneficiary’s part to perform or discharge any of the representations, warranties, conditions, covenants or other obligations contained in any other document related to the Subject Property. The above obligation of Grantor to indemnify and hold harmless Beneficiary shall survive the release and cancellation of the Secured Obligations and the release or partial release of this Deed of Trust.

(c)     Grantor shall pay all amounts and indebtedness arising under this Section 5.10 promptly upon demand by Beneficiary together with interest thereon from the date the indebtedness arises at the rate of interest then applicable to the principal balance of the Notes as specified therein.

5.11     Reserved.

5.12     Due on Sale or Encumbrance. Except as otherwise expressly permitted in the Indenture, Notes Purchase Agreement or the Guaranty, if the Subject Property or any interest therein shall be sold, transferred (including, without limitation, through sale or transfer of a majority or controlling interest of the corporate stock or general partnership interests or limited liability company interests of Grantor), mortgaged, assigned, further encumbered or leased, whether directly or indirectly, whether voluntarily, involuntarily or by operation of law, without the prior written consent of Beneficiary, then Beneficiary, in its sole discretion, may declare all Secured Obligations immediately due and payable.

5.13     Releases, Extensions, Modifications and Additional Security. Without notice to or the consent, approval or agreement of any Persons or entities having any interest at any time in the Subject Property and Collateral or in any manner obligated under the Secured Obligations ("Interested Parties"), Beneficiary may, from time to time, release any Person or entity from liability for the payment or performance of any Secured Obligation, take any action or make any agreement extending the maturity or otherwise altering the terms or increasing the amount of any Secured Obligation, or accept additional security or release all or a portion of the Subject Property and other security for the Secured Obligations. None of the foregoing actions shall release or reduce the personal liability of any of said Interested Parties, or release or impair the priority of the lien and security interests created by this Deed of Trust upon the Subject Property and the Collateral.

5.14     Reserved.

5.15     Subrogation. Beneficiary shall be subrogated to the lien of all encumbrances, whether released of record or not, paid in whole or in part by Beneficiary pursuant to this Deed of Trust or any other Bond Document or by the proceeds of any loan secured by this Deed of Trust.

5.16     Reserved.

5.17    Easements. If an easement or other incorporeal right (collectively, an "Easement") constitutes any portion of the Subject Property, Grantor shall not amend, change, terminate or modify such Easement in a material and adverse manner or any right thereto or interest therein, without the prior written consent of Beneficiary, which consent may be withheld in Beneficiary’s sole reasonable discretion, and any such amendment, change, termination or modification without such prior written consent shall be deemed void and of no force or effect. Grantor agrees to perform all obligations and agreements with respect to said Easement and shall not take any action or omit to take any action, which would effect or permit the termination thereof. Upon receipt of notice, or otherwise becoming aware, of any material default or purported material default under any Easement, by any party thereto, Grantor shall promptly notify Beneficiary in writing of such default or purported default and shall deliver to Beneficiary copies of all notices, demands, complaints or other communications received or given by Grantor with respect to any such default or purported default.

5.18    Performance by Beneficiary. Should Grantor fail to make any payment or perform any act which it is obligated to make or perform hereunder or under the Indenture or Notes Purchase Agreement, then Beneficiary, at its election, without giving notice to Grantor, or any successor in interest of Grantor, without releasing Grantor from any obligation hereunder, may make such payment or perform such act and incur any liability, or expend whatever amounts, in its discretion, it may deem necessary therefor. All sums incurred or expended by the Beneficiary under the terms of this Section 5.18, shall become due and payable by Grantor to the Beneficiary on demand and shall bear interest until paid at an annual percentage rate equal to the Applicable Rate expressed in the Indenture. In no event shall such payment or performance of any such act by Beneficiary be construed as a waiver of the default occasioned by Grantor’s failure to make such payment(s) or perform such act(s).

5.19    Right of Beneficiary to Appear. If, during the existence of this Deed of Trust, there be commenced or pending any suit or action affecting the Subject Property or the Collateral, or any part thereof, or the title thereto, or if any adverse claim for or against the Subject Property or the Collateral, or any part thereof, be made or asserted, Beneficiary (unless such suit, action or claim is being contested in good faith by Grantor and Grantor shall have established and maintained adequate reserves in accordance with generally accepted accounting principles for the full payment and satisfaction of such suit or action if determined adversely to Grantor), may appear or intervene in the suit or action and retain counsel therein and defend same, or otherwise take such action therein as they may be advised, and may settle or compromise same or the adverse claim; and in that behalf and for any of the purposes may pay and expend such sums of money as Beneficiary may reasonably deem to be necessary and Grantor shall reimburse Beneficiary for such sums expended, together with accrued interest thereon, at the Applicable Rate which is defined in the Indenture.

5.20     Environmental Indemnity.

(a)    Grantor agrees to indemnify, protect, defend and save harmless Beneficiary and each of the Note Holders, as well as their respective, trustees, officers, employees, agents, attorneys and shareholders (individually, an "Indemnified Party" and collectively, the "Indemnified Parties") from and against any and all losses, damages, expenses or liabilities, of any kind or nature from any investigations, suits, claims or demands, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from or in any way connected with: (i) the presence, in, on, under or emanating to or from the Subject Property, of any Hazardous Materials as defined by reference in the Indenture, or the disposal of any Hazardous Materials generated, stored or transported by or from the Subject Property; (ii) any violation of Environmental Laws (as defined in the Indenture); or (iii) any activity carried on or undertaken on or off the Subject Property, including any exposure to any Hazardous Material, whether prior to or during the term of the Indenture, and whether by Grantor or any predecessor in title or any employees, agents, contractors or subcontractors of Grantor or any predecessor in title, or any third Persons at any time occupying or present on the Subject Property, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials at any time located or present on or under the Subject Property. The foregoing indemnity shall further apply to any residual contamination on or under the Subject Property, or affecting any natural resources, and to any contamination of any property or natural resources present in violation of, or in excess of, concentrations permitted by Environmental Laws, including, arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials. It is provided, however, that Grantor shall not be obligated to indemnify, protect, defend or save harmless an Indemnified Party if, and to the extent determined by a final, non-appealable judgement of a court of competent jurisdiction that, any such loss, damage, expense or liability was caused by the gross negligence or willful misconduct of such Indemnified Party. Grantor hereby acknowledges and agrees that, notwithstanding any other provision of this Deed of Trust or any of the other Bond Documents to the contrary, the obligations of Grantor under this Section shall be unlimited obligations of Grantor and shall survive any foreclosure under this Deed of Trust, any transfer in lieu thereof, any reconveyance of this Deed of Trust and any satisfaction of the obligations which are secured hereby. Grantor acknowledges that Beneficiary's appraisal of the Subject Property is such that Beneficiary would not enter into the Indenture but for the liability retained, and undertaken by Grantor for the obligations under this Section. Grantor and Beneficiary agree that any obligations of Grantor under this Section which may also be obligations of Grantor under the Environmental Agreement (which is referred to below) shall be deemed to arise solely under this Section 5.20 and not under the Environmental Agreement. The obligations of Grantor under this Section are separate from and in addition to the obligations to pay the indebtedness evidenced by the Notes, the obligations under the Indenture, Notes Purchase Agreement and the other obligations secured by, or imposed under, this Deed of Trust. The liability of Grantor under this Section shall not be limited to or measured by the amount of the indebtedness secured hereby or the value of the Subject Property. Grantor shall be fully liable for all obligations of Grantor under this Section and a separate action may be brought and prosecuted against Grantor under this Section. To the extent permitted by law, Grantor waives the right to assert any statute of limitations as a bar to the enforcement of this Section or to any action brought to enforce this Section. Further, Grantor hereby waives any right to pursue any claim or action against Beneficiary arising under any Law, including any Environmental Law, as such relate to Section 5.20(a)(i)-(iii) of this Agreement. This Section 5.20 shall not affect, impair or waive any rights or remedies of Beneficiary or any obligations of Grantor with respect to Hazardous Materials created or imposed by Environmental Laws (including Grantor's or Beneficiary's rights of reimbursement or contribution under Environmental Laws). The remedies under this Section 5.20 are cumulative and in addition to all remedies provided by law

(b)     Beneficiary shall notify Grantor promptly of any third party claim for which it may seek indemnity. Failure by Beneficiary to so notify Grantor shall not relieve Grantor of its obligations hereunder. Grantor may, subject to the approval of Beneficiary (which approval shall not be unreasonably withheld) defend the claim and the Beneficiary shall cooperate in the defense. Beneficiary may have separate counsel and Grantor shall pay the reasonable fees and expenses of such counsel. Grantor need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

5.21    Principal Place of Business. Grantor’s principal place of business is in Teller County in the State of Colorado. Grantor does not do business under any trade name except as previously disclosed in writing to Beneficiary. Grantor will immediately notify Beneficiary in writing of any change in its place of business or the adoption or change of any trade name or fictitious business name by it, and will upon request of Beneficiary, execute any additional financing statements or other certificates necessary to reflect any such adoption or change in trade name or fictitious business name.

5.22    Environmental Agreement. Concurrently with the execution of the Indenture and Notes Purchase Agreement, Grantor shall execute an instrument entitled "First Lien Environmental Agreement" (which, together with all amendments, modifications, extensions, renewals or restatements thereof, is referred to herein as the "Environmental Agreement"). The obligations of Grantor under the Environmental Agreement are not secured by this Deed of Trust.

5.23    Grantor Different From Obligor. As used in this Section, the term "Obligor" shall mean each Person or entity obligated in any manner for or under any of the Secured Obligations or obligated in any manner for or under any of the obligations secured by the Secured Obligations or guarantying such obligations secured by the Secured Obligations including, without limitation, Borrower.

(a)    Representations and Warranties. Grantor represents and warrants to Beneficiary that: (i) this Deed of Trust is executed at an Obligor’s request; (ii) this Deed of Trust complies with all agreements between Grantor and any Obligor regarding Grantor’s execution hereof; (iii) Beneficiary has made no representation to Grantor as to the creditworthiness of any Obligor; and (iv) Grantor has established adequate means of obtaining from each Obligor on a continuing basis financial and other information pertaining to such Obligor’s financial condition. Grantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Grantor’s risks hereunder. Grantor further agrees that Beneficiary shall have no obligation to disclose to Grantor any information or material about any Obligor which is acquired by Beneficiary in any manner. The liability of Grantor hereunder shall be reinstated and revived, and the rights of Beneficiary shall continue if and to the extent that for any reason any amount at any time paid on account of any Secured Obligation is rescinded or must otherwise be restored by Beneficiary, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or restored shall be made by Beneficiary in its reasonable discretion; provided however, that if Beneficiary chooses to contest any such matter at the request of Grantor, Grantor agrees to indemnify and hold Beneficiary harmless from and against all costs and expenses, including reasonable attorneys’ fees, expended or incurred by Beneficiary in connection therewith, including without limitation, in any litigation with respect thereto.

(b)    Waivers.

(i)    Grantor waives any right to require Beneficiary to: (A) proceed against any Obligor or any other Person; (B) marshal assets or proceed against or exhaust any security held from any Obligor or any other Person; (C) give notice of the terms, time and place of any public or private sale or other disposition of personal property security held from any Obligor or any other Person; (D) take any other action or pursue any other remedy in Beneficiary’s power; or (E) make any presentment or demand for performance, or give any notice of nonperformance, protest, notice of protest or notice of dishonor hereunder or in connection with any obligations or evidences of indebtedness held by Beneficiary as security for or which constitute in whole or in part the Secured Obligations, or in connection with the creation of new or additional obligations.

(ii)    Grantor waives any defense to its obligations hereunder based upon or arising by reason of: (A) any disability or other defense of any Obligor or any other Person; (B) the cessation or limitation from any cause whatsoever, other than payment in full, of any Secured Obligation; (C) any lack of authority of any officer, director, partner, agent or any other Person acting or purporting to act on behalf of any Obligor which is a corporation, partnership or other type of entity, or any defect in the formation of any such Obligor; (D) the application by any Obligor of the proceeds of any Secured Obligation for purposes other than the purposes represented by any Obligor to, or intended or understood by, Beneficiary or Grantor; (E) any act or omission by Beneficiary which directly or indirectly results in or aids the discharge of any Obligor or any portion of any Secured Obligation by operation of law or otherwise, or which in any way impairs or suspends any rights or remedies of Beneficiary against any Obligor; (F) any impairment of the value of any interest in any security for the Secured Obligations or any portion thereof, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security; (G) any modification of any Secured Obligation, in any form whatsoever, including without limitation the renewal, extension, acceleration or other change in time for payment of, or other change in the terms of, any Secured Obligation or any portion thereof, including increase or decrease of the rate of interest thereon; or (H) any requirement that Beneficiary give any notice of acceptance of this Deed of Trust. Until all Secured Obligations shall have been paid in full, Grantor shall not have any right of subrogation, and Grantor waives any right to enforce any remedy which Beneficiary now has or may hereafter have against any Obligor or any other Person, and waives any benefit of, or any right to participate in, any security now or hereafter held by Beneficiary. Grantor further waives all rights and defenses it may have arising out of: (1) any election of remedies by Beneficiary, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for any portion of the Secured Obligations, destroys Grantor’s rights of subrogation or Grantor’s rights to proceed against any Obligor for reimbursement; or (2) any loss of rights Grantor may suffer by reason of any rights, powers or remedies of any Obligor in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging any Obligor’s obligations.

(iii)    If any of said waivers is determined to be contrary to any applicable law or public policy, such waiver shall be effective to the extent permitted by applicable law or public policy.

ARTICLE VI. DEFAULT PROVISIONS

6.1     Rights and Remedies. At any time during the continuance of an Event of Default, subject to Gaming Laws and Liquor Laws, Beneficiary shall have all rights and remedies available at law or in equity, or as provided under the Indenture including, without limitation, the following:

(a)     With respect to any Event of Default as defined in Section 6.01 of the Indenture (other than any Event of Default referred to in Subsections 6.01(f) or (g) of the Indenture), all sums secured hereby shall, at the option of Beneficiary, and upon the giving of notice required by the Indenture, if any, become immediately due and payable. With respect to any Event of Default referred to in Subsections 6.01(f), or (g) of the Indenture, all sums secured hereby shall automatically become due and payable without notice and without any action on the part of Beneficiary;

(b)     With or without notice, and without releasing Grantor from any Secured Obligation, and without becoming a mortgagee in possession, to cure any breach or Event of Default of Grantor and, in connection therewith, to enter upon the Subject Property and do such acts and things as Beneficiary deems necessary or desirable to protect the security hereof, including, without limitation: (i) to appear in and defend any action or proceeding purporting to affect the security of this Deed of Trust or the rights or powers of Beneficiary under this Deed of Trust; (ii) to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the sole judgment of Beneficiary, is or may be senior in priority to this Deed of Trust, the judgment of Beneficiary being conclusive as between the parties hereto; (iii) to obtain insurance; (iv) to pay any premiums or charges with respect to insurance required to be carried under this Deed of Trust; or (v) to employ counsel, accountants, contractors and other appropriate Persons;

(c)     To commence and maintain an action or actions in any court of competent jurisdiction to foreclose this instrument in any manner provided by law for the foreclosure of deeds of trust or mortgages on real property, including as a mortgage or to obtain specific enforcement of the covenants of Grantor hereunder, the power of sale (to the extent permitted by law), and to sell, as an entirety or as separate lots or parcels, the Subject Property, and Grantor agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought under this subparagraph, Grantor waives the defense of laches and any applicable statute of limitations;

(d)     Without regard to the value, adequacy or occupancy of the security for the Secured Obligations, to apply to a court of competent jurisdiction for and obtain the appointment of a receiver of the Subject Property to enter upon and take possession of the Subject Property and to collect all Rents and apply the same as the court may direct, and such receiver may be appointed by any court of competent jurisdiction upon application by Beneficiary as a matter of strict right and without regard to the adequacy of the security for the repayment of the Secured Obligations, the existence of a declaration that the Secured Obligations are immediately due and payable, or the filing of a notice of default. Beneficiary may have a receiver appointed without notice to Grantor or any third party, and Beneficiary may waive any requirement that the receiver post a bond. The expenses, including receiver’s fees, attorneys’ fees and expenses, costs and agent’s compensation, incurred pursuant to the powers herein contained shall be secured by this Deed of Trust. The right to enter and take possession of and to manage and operate the Subject Property and to collect all Rents, whether by a receiver or otherwise, shall be cumulative to any other right or remedy available to Beneficiary under this Deed of Trust or the Bond Documents or otherwise available to Beneficiary and may be exercised concurrently therewith or independently thereof.

(e)     To enter upon, possess, manage and operate the Subject Property or any part thereof, to take and possess all documents, books, records, papers and accounts of Grantor or the then owner of the Subject Property, to make, terminate, enforce or modify Leases of the Subject Property upon such terms and conditions as Beneficiary deems proper, to make repairs, alterations and improvements to the Subject Property as necessary, in Beneficiary’s sole judgment, to protect or enhance the security hereof;

(f)     Beneficiary may obtain a judicial decree foreclosing Grantor’s interest in all or any part of the Subject Property;

(g)     To resort to and realize upon the security hereunder and any other security now or later held by Beneficiary concurrently or successively and in one or several consolidated or independent judicial actions and to apply the proceeds received upon the Secured Obligations all in such order and manner as Beneficiary determines in its sole discretion;

(h)    Upon sale of the Subject Property at any foreclosure sale, Beneficiary may credit bid (as determined by Beneficiary in its sole and absolute discretion) all or any portion of the Secured Obligations or its judgment in the foreclosure action. Every right, power and remedy granted to Beneficiary in this Deed of Trust shall be cumulative and not exclusive, and in addition to all rights, powers and remedies granted at law or in equity or by statute, and each such right, power and remedy may be exercised from time to time and as often and in such order as may be deemed expedient by Beneficiary, and the exercise of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the time or thereafter, any other right, power or remedy.

(i)    To apply any sums then deposited or held in escrow or otherwise by or on behalf of Beneficiary in accordance with the terms of the Indenture, this Deed of Trust or any other Bond Document to secure payment of Secured Obligation pursuant to the Indenture.

6.2     Public Trustee Foreclosure. (a) At any time at or after the occurrence of an Event of Default (Beneficiary having declared the Secured Obligations to be due and payable, as provided for in Section 2.1(a) hereof), Beneficiary may elect to commence foreclosure proceedings by way of a trustee’s sale pursuant to the provisions of Title 38, Article 38, Colorado Revised Statutes, 2016, as amended, or in any other manner then permitted by law, four weeks’ public notice having previously been given of the time and place of such sale by weekly advertisement in a newspaper of general circulation in the county in which the Subject Property is located, or upon such other notice as may then be required by law.

(b)    If the Subject Property shall be sold by Trustee pursuant to the provisions of this Section 6.2 or if this Deed of Trust shall be foreclosed by appropriate proceedings in a court of competent jurisdiction as provided for below, there shall be allocated and included as additional Secured Obligations, together with interest at the Applicable Rate (as defined in the Indenture), all expenses that may be paid or incurred by or on behalf of Beneficiary for the fees and disbursements of attorneys and their staff, appraisers’ fees, outlays for documentary and expert evidence, stenographers’ charges, publication costs and costs (which may be estimates as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examination, title insurance policies and similar data and assurances with respect to title, as Beneficiary may deem necessary either to prosecute such suit or to evidence to bidders at the sales that may be had pursuant to such proceedings the true conditions of the title to or the value of the Subject Property. All reasonable expenditures and expenses of the nature in this Section 6.2 mentioned, and such expenses and fees as may be incurred in the protection of the Subject Property and the maintenance of the lien of this Deed of Trust, including without limitation the fees and disbursements of attorneys and their staff employed by Beneficiary in any litigation or proceedings affecting this Deed of Trust, the Notes or the Subject Property, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Grantor, with interest thereon at the Applicable Rate.

(c)    In case of an insured loss after judicial foreclosure or Trustee’s sale proceedings have been instituted, the proceeds of any insurance policy or policies, if not applied to rebuilding or restoring the buildings or improvements, shall be used to pay the amount due upon the Secured Obligations. In the event of judicial foreclosure or Trustee’s sale, Beneficiary or Trustee is hereby authorized, without the consent of Grantor, to assign any and all insurance policies to the purchaser at the sale, or to take such other steps as Beneficiary or Trustee may deem advisable to cause the interest of such purchaser to be protected by any of the said insurance policies.

(d)    The proceeds of foreclosure sale of the Subject Property shall be distributed and applied in accordance with Section 6.02 of the Security Agreement.

(e)    Beneficiary may bid and being the highest bidder therefore, become the purchaser of any or all of the Subject Property at any trustee’s or foreclosure sale hereunder and shall have the right to credit the amount of the bid upon the amount of the Secured Obligations, in lieu of cash payment.

6.3     Application of Foreclosure Sale Proceeds and Other Sums. All sums received by Beneficiary under Section 3.3 or Section 6.1, less all costs and expenses incurred by Beneficiary or any receiver under Section 3.3 or Section 6.1, including, without limitation, attorneys’ fees, shall be distributed to the Persons legally entitled thereto for application to the Secured Obligations each in accordance with the Indenture and Security Agreement; provided, however, Beneficiary shall have no liability for funds not actually received by Beneficiary.

6.4     Occupancy After Foreclosure. Any sale of the Subject Property or any part thereof in accordance with Section 6.1 will divest all right, title and interest of Grantor in and to the property sold. Subject to applicable law, any purchaser at a foreclosure sale will receive immediate possession of the property purchased. If Grantor retains possession of such property or any part thereof subsequent to such sale, Grantor will be considered a tenant at sufferance of the purchaser, and will, if Grantor remains in possession after demand to remove, be subject to eviction and removal, forcible or otherwise, with or without process of law.

6.5    No Cure or Waiver. Neither Beneficiary’s nor any receiver’s entry upon and taking possession of all or any part of the Subject Property, nor any collection of rents, issues, profits, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum to any Secured Obligation, nor the exercise or failure to exercise of any other right or remedy by Beneficiary or any receiver shall cure or waive any breach, Event of Default or notice of default under this Deed of Trust, or nullify the effect of any notice of default or sale (unless all Secured Obligations then due have been paid and performed and Grantor has cured all other defaults), or impair the status of the security, or prejudice Beneficiary in the exercise of any right or remedy, or be construed as an affirmation by Beneficiary of any tenancy, lease or option or a subordination of the lien of this Deed of Trust.

6.6     Payment of Costs, Expenses and Attorney’s Fees. Grantor agrees to pay to Beneficiary immediately and without demand all costs and expenses incurred by Beneficiary pursuant to Section 6.1 (including, without limitation, court costs and reasonable attorneys’ fees, whether incurred in litigation or not) or as a result of any dispute arising under, or enforcement of, this Deed of Trust (or indemnities provided herein), with interest from the date of expenditure until said sums have been paid at the rate of interest then applicable to the principal balance of the Notes as specified therein.

6.7     Power to File Notices and Cure Defaults. During the continuance of an Event of Default, Grantor hereby irrevocably appoints Beneficiary and its successors and assigns, as its attorney‑in-fact, which agency is coupled with an interest, (a) if Grantor fails to timely do so, to execute and/or record any notices of completion, cessation of labor, or any other notices that Beneficiary deems appropriate to protect Beneficiary’s interest, (b) upon the issuance of a deed pursuant to the foreclosure of this Deed of Trust or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment or further assurance with respect to the Leases and Payments in favor of the grantee of any such deed, as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Beneficiary’s security interests and rights in or to any of the Collateral, and (d) during the continuance of an Event of Default, Beneficiary may perform any obligation of Grantor hereunder; provided, however, that: (i) Beneficiary as such attorney‑in‑fact shall only be accountable for such funds as are actually received by Beneficiary; and (ii) Beneficiary shall not be liable to Grantor or any other Person or entity for any failure to act under this Section. Notwithstanding the foregoing, the foregoing appointment of Beneficiary as attorney-in-fact is not intended to allow Beneficiary to confess judgment or any other act prohibited by applicable law.

6.8    Reinstatement. This Deed of Trust shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

ARTICLE VII. MISCELLANEOUS PROVISIONS

7.1     Additional Provisions. The Bond Documents contain or incorporate by reference the entire agreement of the parties with respect to matters contemplated herein and supersede all prior negotiations. The Bond Documents grant further rights to Beneficiary and contain further agreements and affirmative and negative covenants by Grantor which apply to this Deed of Trust and to the Subject Property and Collateral and such further rights and agreements are incorporated herein by this reference. In executing and delivering this Deed of Trust or otherwise acting hereunder, the Beneficiary shall enjoy all the rights, protections, indemnities and immunities granted to it under the Indenture.

7.2     Merger. No merger shall occur as a result of Beneficiary’s acquiring any other estate in, or any other lien on, the Subject Property unless Beneficiary consents to a merger in writing.

7.3     Obligations of Grantor, Joint and Several. If more than one Person has executed this Deed of Trust as "Grantor", the obligations of all such Persons hereunder shall be joint and several.

7.4     WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS DEED OF TRUST OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF BENEFICIARY IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF.

7.5     Waiver of Marshalling Rights. Grantor, for itself and for all parties claiming through or under Grantor, and for all parties who may acquire a lien on or interest in the Subject Property, hereby waives all rights to have the Subject Property and/or any other property, including, without limitation, the Collateral, which is now or later may be security for any Secured Obligation ("Other Property") marshalled upon any foreclosure of this Deed of Trust or on a foreclosure of any other lien or security interest against any security for any of the Secured Obligations. Beneficiary shall have the right to sell, and any court in which foreclosure proceedings may be brought shall have the right to order a sale of, the Subject Property and any or all of the Collateral or Other Property as a whole or in separate parcels, in any order that Beneficiary may designate.

7.6     Rules of Construction; Definitions. When the identity of the parties or other circumstances make it appropriate, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. The term "Subject Property" means all and any part of the Subject Property and "Collateral" means all and any part of the Collateral, and any interest in the Subject Property and Collateral, respectively. Notwithstanding anything set forth herein, Grantor agrees and acknowledges that each of Grantor and Beneficiary has participated in the negotiation and drafting of this document, and that this Deed of Trust shall not be interpreted or construed against or in favor of any party by virtue of the identity, interest or affiliation of its preparer. Capitalized terms not otherwise defined herein shall have the meaning given such terms in the Indenture.

7.7     Successors in Interest. The terms, covenants, and conditions herein contained shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties hereto; provided, however, that this Section 7.7 does not waive or modify the provisions of any applicable provision in the Bond Documents regarding transfers of interest in the Subject Property or the Grantor or any of Grantor’s Affiliates.

7.8     Execution In Counterparts. This Deed of Trust may be executed in any number of counterparts, each of which, when executed and delivered to Beneficiary, will be deemed to be an original and all of which, taken together, will be deemed to be one and the same instrument.

7.9     Colorado Law. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of Colorado without regard to conflict of law principles.

7.10    Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon the Grantor or the Beneficiary under this Deed of Trust shall be in writing and faxed, mailed, emailed or delivered at its respective facsimile number or address set forth below. All such notices and communications shall be effective (i) when sent by an overnight courier service of recognized standing, on the second Business Day following the deposit with such service; (ii) when mailed, first-class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (iii) when delivered by hand, upon delivery; and (iv) when sent by facsimile transmission or e-mail, upon confirmation of receipt.

Grantor:        FHR-Colorado LLC
c/o Full House Resorts, Inc.
One Summerlin
1980 Festival Plaza Dr., Suite 680
Las Vegas, Nevada 89135
Attention:    Daniel R. Lee
President and Chief Executive Officer
Tel. No. (702) 221-7800
Fax No. (702) 221-8101
E-mail: dleelv@me.com

With a Copy to:    Brownstein Hyatt Farber Schreck, LLP
410 Seventeenth Street - Suite 2200
Denver, CO 80202
Attention: Mark Oveson
Tel. No. (303) 223-1127
Fax No. (303) 223-0927
E-mail: moveson@BHFS.com

Beneficiary:    Wilmington Trust, National Association
Global Capital Markets
50 S. 6th Street, Suite 1290

Minneapolis, MN  55402
Attention: Lynn M. Steiner
Tel. No. (612) 217-5667
Fax No. (612) 217-5651
Email: lsteiner@wilmingtontrust.com

7.11    Request for Notice. Grantor hereby requests that a copy of any notice of default and notice of sale be mailed to Grantor at the address set forth in 7.11 of this Deed of Trust.

7.12    Gaming. This Deed of Trust is subject to the Gaming Laws and Liquor Laws. Without limiting the generality of the foregoing, such laws may limit Beneficiary’s remedies and rights of entry. The parties hereto confirm that Section 4.30 of the Indenture is applicable to this Deed of Trust and the other Bond Documents.

7.13     Modifications. Grantor and Beneficiary may agree to change the interest rate and/or the maturity date applicable to the Secured Obligations (to the extent provided in the other Bond Documents), release collateral for the Secured Obligations or, to the extent provided in the other Bond Documents, otherwise alter any other term of the Bond Documents; none of such changes shall affect the priority of the lien created by this Deed of Trust.

7.14     Evidence of Indebtedness. For purposes of this Deed of Trust, the evidence of the Indebtedness secured hereby shall be a fully executed original of the Indenture, such that, for example, the Indenture may be presented to Trustee as evidence of the Indebtedness when seeking to foreclose on this Deed of Trust or securing any partial or complete release of this Deed of Trust, and Trustee shall accept a signed original of each of the Indenture as the original evidence of indebtedness for such purposes.

7.15    Invalidity. The invalidity or unenforceability of any provision of this Deed of Trust will not affect the validity or enforceability of any other provision, and all other provisions will remain in full force and effect.

[Signatures on following page]

IN WITNESS WHEREOF, Grantor has executed this Deed of Trust as of the day and year set forth above.

FHR-COLORADO LLC, a Nevada limited liability company By: Name: Title:

STATE OF _________    )
) ss.
COUNTY OF _______    )

Before me, a Notary Public in and for the state and county above, personally appeared ____________, the ___________ of _____________, who acknowledged execution of the foregoing Deed of Trust.

WITNESS my hand and Notarial Seal this ______ day of February, 2018.

My commission expires:
Resident of                  County.
NOTARY PUBLIC

EXHIBIT "A"

LEGAL DESCRIPTION OF THE OWNED PROPERTY

Parcel One:

The surface only of: Lot 34R, Block 17,
Fremont, now known as Cripple Creek, (Exemption Plat recorded September 12, 1991 at Reception No. 0389288) County of Teller, State of Colorado

Parcel Two:

Lots 36, 37, 38, 39 and 40, Block 17,
Fremont, now known as Cripple Creek,
County of Teller, State of Colorado

Parcel Three:

Lot 1, Bronco Billy’s Subdivision, Filing No. 1, recorded August 28, 2008 at Reception No. 520305, Surveyors Statement recorded June 30, 2009 at Reception No. 627720
County of Teller,
State of Colorado

Parcel Four:

Lots 5, 6, 7 and 8 and Lots 55, 56, 57, 58, 59 and 60, Block 7, except the easterly 65 feet of said Lots 57, 58, 59 and 60, First Addition to Cripple Creek, Teller County, State of Colorado, together with the Easterly half of the vacated alley adjacent to said Lots 5, 6, 7 and 8, and Westerly half of vacated alley adjacent to said Lots 55 and 56, as shown in Ordinance No. 1987-3 recorded March 8, 1991 in Book 547 at Page 327

And

The surface only of: The East 65 feet of Lots 57, 58, 59 and 60, Block 7, First Addition to Cripple Creek, Teller County, State of Colorado, together with the Westerly half of vacated alley adjacent to said Lots 55 and 56, as shown in Ordinance No. 1987-3 recorded March 8, 1991 in Book 547 at Page 327

Parcel Five:

Intentionally Deleted

Parcel Six:

The South 25 feet of Lot 8, Block 16,
Fremont, now known as Cripple Creek,
County of Teller,
State of Colorado

EXHIBIT A-1

LEGAL DESCRIPTION OF GROUND LEASED PROPERTY

Parcel Seven:

A Leasehold Estate created by Lease created by and between Cripple Creek Development Co., a Colorado corporation and Blue Building Development, Inc., a Wyoming corporation, as lessor and The Pioneer Group Inc., a Colorado corporation, as lessee recorded February 2, 2015 at Reception No. 677136, Assignment and Assumption Agreement (Brokley Ground Lease) as Recorded May13, 2016 at Reception No. 688123, upon and subject to all of the conditions therein contained, leasing the following described property:

Parcel A:
Lots 29 and 30, Block 8,
Fremont (now Cripple Creek),
County of Teller, State of Colorado.

Parcel B:
Lots 31 through 34, Block 8,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel C:
Lots 35 and 36, Block 8,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel D:
Lots 8 and 9, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel E:
The West 12 1/2 feet of Lot 5 and all of Lot 6, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel F:
The North 46 feet of Lots 1, 2, and 3,
The North 46 feet of the East 8 feet of Lot 4,
The North 50 feet of the West 17 feet of Lot 4,
The North 50 feet of the East 12 1/2 feet of Lot 5,
Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel G:
The South 29 feet of the North 75 feet of Lots 1, 2, and 3;
The South 29 feet of the North 75 feet of the East 8 feet of Lot 4;
The South 25 feet of the North 75 feet of the West 17 feet of Lot 4;
The South 25 feet of the North 75 feet of the East 12 1/2 feet of Lot 5;
All in Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel H:
The South 50 feet of Lots 1 through 4, and
The South 50 feet of the East 12 1/2 feet of Lot 5,

Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel I:
Lot 7, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel J:
Lot 10, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel K:
Lot 11, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel L:
Lot 12, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel M:
Lot 13, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel N:
Lot 21R, Block 16,
Fremont (now Cripple Creek), Amended February 27, 1992 in Plat Book L at Page 39,
County of Teller, State of Colorado

Parcel O:
Lot 17R, Block 16,
Fremont (now Cripple Creek) Replat No. 1, according to the Map recorded May 24, 1994 in Plat Book M at Page 65,
County of Teller, State of Colorado.

Parcel P:
Lot 25, Block 16,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel Eight

Lots 25 through 33, inclusive, Block 9,
Fremont (now Cripple Creek)
County of Teller, State of Colorado

Document Prepared by and when recorded return to:	Indexing Instructions:
Shearman & Sterling LLP	To the Chancery Clerk of Hancock County, MS: The
599 Lexington Ave	real property described herein is situated in: See Exhibit
New York, New York 10022	B Attached
Attn: Lisa M. Brill, Esq.
Telephone: 212-848-4571

Reviewed for Compliance with Mississippi Law:
Baker Donelson Bearman Caldwell & Berkowitz, PC
One Eastover Center
100 Vision Drive, Suite 400
Jackson, MS 39211
Attn: Virginia Todd Weaver (MS Bar No. 10361)
Telephone: 601-969-4648

Trustor:	Trustee:	Beneficiary:
Silver Slipper Casino Venture, LLC	First National Financial Title	Wilmington Trust, National
5000 Beach Boulevard	Services LLC	Association
Bay St. Louis, MS 39520	120 Interstate North Parkway	50 S. 6th Street, Suite 1290
Telephone: 702-221-7800	Building 100, Suite #108	Attn: Lynn M. Steiner
	Atlanta, GA 30339	Telephone: 612-217-5651
Telephone: 770-330-0063

FIRST LIEN LEASEHOLD DEED OF TRUST, FIXTURE FILING AND SECURITY AGREEMENT WITH
ABSOLUTE ASSIGNMENT OF LEASES AND RENTS

from

Silver Slipper Casino Venture, LLC, Trustor

to

First National Financial Title Services LLC, Trustee, for the use and benefit of
Wilmington Trust, National Association, as Collateral Agent and Beneficiary

Dated February __, 2018

This Deed of Trust contains, inter alia, obligations which may provide for:
(a)    a variable rate of interest;
(b)    a term loan and/or
(c)    future advances

The final maturity date of the obligations secured hereby is February 2, 2024

THIS DEED OF TRUST SECURED A NOTE WHICH PROVIDES FOR A VARIABLE
INTEREST RATE

FIRST LIEN LEASEHOLD DEED OF TRUST, FIXTURE FILING AND SECURITY
AGREEMENT WITH ABSOLUTE ASSIGNMENT OF LEASES AND RENTS

THE PARTIES TO THIS FIRST LIEN LEASEHOLD DEED OF TRUST, FIXTURE FILING AND SECURITY AGREEMENT WITH ABSOLUTE ASSIGNMENT OF LEASES AND RENTS, ("Deed of Trust"), made as of February __, 2018, are SILVER SLIPPER CASINO VENTURE LLC, a Delaware limited liability company ("Trustor"), and First National Financial Title Services LLC ("Trustee") for the benefit of Wilmington Trust, National Association, as Collateral Agent ("Collateral Agent" or "Beneficiary"). Unless otherwise defined herein, all capitalized terms used in this Deed of Trust shall have the respective meanings assigned in the Indenture referred to below.

RECITALS

A.    As of the date hereof, Trustor has executed that certain Guaranty Agreement for the benefit of Beneficiary (the "Guaranty"), which Guaranty guarantees the obligations of Full House Resorts, Inc. ("Borrower"), an affiliate of Trustor, arising out of, among other things:

(i)    That certain Notes Purchase Agreement dated as of the date hereof, executed by Borrower, the Guarantors, and the Purchasers party thereto from time to time (the "Purchasers") (as supplemented, modified, amended, extended or restated from time to time, the "Notes Purchase Agreement") pursuant to which, among other things, the Borrower agrees to issue to the Purchasers Senior Secured Notes due in 2024 in the maximum aggregate principal amount of One Hundred Million Dollars ($100,000,000.00) (the "Notes");

(ii)    That certain Indenture dated as of the date hereof, executed by Borrower, the Guarantors and Beneficiary (as supplemented, modified, amended, extended or restated from time to time) pursuant to which Borrower has authorized the issuance of the Notes (the "Indenture") to the registered holders thereof (the "Noteholders" or "Holders");

(iii)    Those certain Notes executed by Borrower and payable to the order of each of the Noteholders for the purpose of evidencing Borrower's obligation (among other obligations) to repay amounts advanced under the Indenture, together with accrued interest thereon; and

(iv)    The final maturity date of the obligations secured hereby is February 2, 2024.

NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained and in the other Bond Documents, the parties hereto hereby agree as follows:

ARTICLE I. GRANTING CLAUSE

For the purposes of and upon the terms and conditions set forth in this Deed of Trust, Trustor irrevocably grants, conveys and assigns to Trustee, in trust for the benefit of Beneficiary with power of sale and right of entry and possession, all that (i) right, title and interest in and to that certain Lease Agreement With Option to Purchase between Cure Land Company, LLC and Trustor dated November 17, 2004, a Memorandum of which was recorded in Book BB 298, page 287, as amended by First Amendment to Lease with Option to Purchase, dated March 13, 2009, recorded in Book 2009, page 3448, as further amended by Second Amendment to Lease with Option to Purchase, dated October 1, 2012, recorded in Book 2012, page 9833 (as supplemented, modified, amended extended or restated from time to time, the "Cure Casino Lease"); and (ii) all right, title and interest in and to those certain Public Trust Tidelands Lease between the State of Mississippi and Trustor, dated July 8, 2003, recorded in Deed Book BB 273, page 685 and Public Trust Tidelands Lease between the State of Mississippi and Trustor dated November 11, 2004, recorded in Deed Book BB 297, Page 614 (as supplemented, modified, amended, extended or restated from time to time, the "Tidelands Leases"), the property covered by the Cure Casino Lease and the Tidelands Leases being located in the County of Hancock, State of Mississippi and, described on Exhibit A attached hereto, together with all development rights or credits, air rights, water, water rights and water stock related to the real property, and all minerals, oil and gas, and other hydrocarbon substances in, on or under the real property, and all appurtenances, easements, rights and rights of way appurtenant or related thereto; all buildings, other improvements and fixtures now or hereafter located on the real property, and including, but not limited to, all apparatus, equipment, and appliances used in the operation or occupancy of the real property, it being intended by the parties that all such items shall be conclusively considered to be a part of the real property, whether or not attached or affixed to the real property (the "Improvements"); all interest or estate which Trustor may hereafter acquire in the property described above, and all additions and accretions thereto; all present and future interest of Trustor as lessor, licensor, franchisor, Trustor or similar party to any occupancy agreement now or hereinafter related to the Improvements; all right, title and interest of Trustor in any present or future awards or payments including any right to receive the same; the Collateral (as defined in Section 4.1); and the rents, issues, earnings, income and proceeds of any of the foregoing; (all of the foregoing, whether now owned or hereafter acquired, being collectively referred to as the "Subject Property"). The listing of specific rights or property shall not be interpreted as a limit of general terms. The Subject Property shall not include the Excluded Collateral (as defined in the Security Agreement).

This Deed of Trust shall have priority at all times over any and all mechanics, furnisher and materialmen's liens. No contract for labor or materials will be let by Trustor except with the express stipulation that any mechanic's or materialmen's liens resulting therefrom shall at all times be subordinate to the lien of this Deed of Trust.

ARTICLE II. OBLIGATIONS SECURED

2.1     Obligations Secured. Trustor makes this grant and assignment for the purpose of securing the following obligations (collectively, the "Obligations"):

(a)     All liabilities and obligations, howsoever arising, owed by the Trustor to the Collateral Agent and Noteholders of every kind and description (whether or not evidenced by the Notes or any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, in each case, pursuant to the terms of the Guaranty, this Deed of Trust or any of the other Bond Documents to which the Trustor is a party; and;

(b)     All modifications, extensions and renewals of any of the obligations secured hereby, however evidenced, including, without limitation: (i) modifications of the required principal payment dates or interest payment dates or both, as the case may be, deferring or accelerating payment dates wholly or partly; (ii) modifications, extensions or renewals at a different rate of interest whether or not in the case of a note, the modification, extension or renewal is evidenced by a new or additional promissory note or notes and (iii) increases or decreases in the maximum amount of the Notes or any reallocation between such facilities.

2.2    Future Advances. This Deed of Trust is governed by the Mississippi Code of 1972, Sections 89-1-49 and 89-5-21 and secures future advances as provided in such Sections. The maximum amount of principal secured hereby (including disbursements that the Noteholders may, but shall not be obligated to, make under this Deed of Trust, the Indenture, or any other document with respect thereto) shall not exceed ONE HUNDRED MILLION DOLLARS ($100,000,000), which amount shall not be reduced by (a) repayments from time to time of outstanding amounts under the Notes or (b) repayments by Borrower from any funding source. This Deed of Trust shall be valid and have priority to the extent of the maximum amount secured hereby, over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the Subject Property given priority by law.

2.3     Incorporation. All terms of the Obligations and the documents evidencing such obligations are incorporated herein by this reference. All Persons who may have or acquire an interest in the Subject Property shall be deemed to have notice of the terms of the Obligations and to have notice, if provided therein, that: (a) the Notes, the Indenture may permit borrowing, repayment and re borrowing so that repayments shall not reduce the amounts of the Obligations; and (b) the rate of interest on one or more Obligations may vary from time to time.

2.4    Obligations. The term "Obligations" is used herein in its broadest and most comprehensive sense and shall be deemed to include, without limitation, all interest and charges, prepayment charges (if any) fees, expenses, indemnities, late charges and loan fees at any time accruing or assessed on any of the Obligations (and shall include interest that accrues after the commencement of any bankruptcy or other insolvency proceeding by or against the Trustor, whether or not allowed or allowable) and all the foregoing shall be part of the Obligations.

ARTICLE III. ASSIGNMENT OF LEASES AND RENTS

3.1     Representations, Warranties and Covenants. Trustor represents, warrants and covenants that: (a) there are no material space leases, licenses or other occupancy agreements relating to the management, leasing or operation of the Subject Property or any portion thereof other than those that have been submitted to Beneficiary as of the date hereof ("Leases") in effect as of the date hereof; and (b) no material Leases shall be entered into by Trustor that would materially and adversely affect Beneficiary without Beneficiary's prior written consent (acting in accordance with the written direction of the Required Noteholders, as defined in the Indenture) unless otherwise permitted under the Indenture. Trustor further hereby represents and warrants to Beneficiary and the Noteholders that the location of the new swimming pool is as described and indicated on that certain survey dated as of November 6, 2015 by Brown, Mitchell & Alexander, Inc.

3.2     Assignment. Other than the Excluded Collateral and subject to Gaming Laws and Liquor Laws, Trustor hereby irrevocably assigns to Beneficiary all of Trustor's right, title and interest in, to and under: (a) all Leases and all other agreements of any kind relating to the use or occupancy of the Subject Property or any portion thereof, whether now existing or entered into after the date hereof; and (b) the rents, issues, deposits and profits of the Subject Property, including, without limitation, all amounts payable and all rights and benefits accruing to Trustor under the Leases ("Payments"). The term "Leases" shall also include all guarantees of and security for the lessees' performance thereunder, and all amendments, extensions, renewals or modifications thereto which are permitted hereunder. This is a present and absolute assignment, not an assignment for security purposes only, and Beneficiary's right to the Leases and Payments is not contingent upon, and may be exercised without possession of, the Subject Property. To the extent of any conflict of discrepancy between the terms of this Article III and the Assignment of Entitlements, Contracts, Rents and Revenues, the terms and conditions of the Assignment of Entitlements, Contracts, Rents and Revenues shall control.

3.3     Grant of License. Beneficiary confers upon Trustor a revocable license ("License") to collect and retain the Payments as they become due and payable, except during the existence of an Event of Default. Upon the occurrence of an Event of Default, the License shall be automatically revoked and Beneficiary may collect and apply the Payments pursuant to Section 6.4 without notice and without taking possession of the Subject Property. Trustor hereby irrevocably authorizes and directs the lessees under the Leases to rely upon and comply with any notice or demand by Beneficiary for the payment to Beneficiary of any rental or other sums which may at any time become due under the Leases, or for the performance of any of the lessees' undertakings under the Leases, and the lessees shall have no right or duty to inquire as to whether any Event of Default has actually occurred or is then existing hereunder. Trustor hereby relieves the lessees from any liability to Trustor by reason of relying upon and complying with any such notice or demand by Beneficiary.

3.4     Effect of Assignment. The foregoing irrevocable assignment shall not cause Beneficiary to be: (a) a mortgagee in possession; (b) responsible or liable for the control, care, management or repair of the Subject Property or for performing any of the terms, agreements, undertakings, obligations, representations, warranties, covenants and conditions of the Leases; or (c) responsible or liable for any waste committed on the Subject Property by the lessees under any of the Leases or any other parties; for any dangerous or defective condition of the Subject Property; or for any negligence in the management, upkeep, repair or control of the Subject Property resulting in loss or injury or death to any lessee, licensee, employee, invitee or other Person. Beneficiary and Trustee shall not directly or indirectly be liable to Trustor or any other Person as a consequence of: (i) the exercise or failure to exercise any of the rights, remedies or powers granted to Beneficiary or Trustee, or any of their respective employees, agents, contractors or subcontractors hereunder; or (ii) the failure or refusal of Beneficiary to perform or discharge any obligation, duty or liability of Trustor arising under the Leases.

3.5     Covenants. Trustor covenants and agrees at Trustor's sole cost and expense to: (a) perform the obligations of lessor contained in the Leases and enforce performance by the lessees of the obligations of the lessees contained in the Leases; to the extent commercially reasonable (b) give Beneficiary prompt written notice of any known material default which occurs with respect to any of the Leases, whether the default be that of the lessee or of the lessor; (c) exercise Trustor's commercially reasonable efforts to keep all portions of the Subject Property that are capable of being leased at all times at rentals not less than the fair market rental value; (d) deliver to Beneficiary fully executed, counterpart original(s) of each and every Lease if requested to do so; (e) promptly pay, when due and payable, the rent and other charges payable pursuant to the Leases; (f) execute and record such additional assignments of any Lease or specific subordinations (or subordination, attornment and non-disturbance agreements executed by the lessor and lessee) of any Lease to the Deed of Trust, in form acceptable to Beneficiary, as Beneficiary may request. Trustor shall not, without Beneficiary's prior written consent (acting in accordance with the written direction of the Required Noteholders), unless otherwise permitted by any provision of the Indenture: (i) enter into any Leases after the date of this Deed of Trust; (ii) execute any other assignment relating to any of the Leases; (iii) discount any rent or other sums due under the Leases other than in the ordinary course of business, or collect the same in advance, other than to collect rent one (1) month in advance of the time when it becomes due; (iv) terminate, materially modify or amend any of the terms of the Leases or in any manner release or discharge the lessees from any material obligations thereunder; (v) consent to any assignment or subletting by any lessee; or (vi) subordinate or agree to subordinate any of the Leases to any other mortgage, deed of trust, or encumbrance. Any such attempted action in violation of the provisions of this Section 3.5 shall be null and void. If any of the Leases shall be terminated prior to the natural expiration of its term due to default by Trustor or any tenant thereunder, and if, pursuant to the provisions of the Lease, Beneficiary or its designee shall acquire from the lessor a new lease of the leasehold premises, Trustor covenants and agrees that it shall have no right, title or interest in or to such new lease or the leasehold estate created thereby, or renewal privileges therein contained. If the Lease shall be rejected or disaffirmed by the lessor thereunder (or by any receiver, trustee, custodian or other party who succeeds to the rights of such lessor) pursuant to the Bankruptcy Code (as hereinafter defined) or similar or successor law or right, Trustor covenants that it will not elect to treat the

Lease as terminated under 11 U.S.C. ß 365(h) or any similar or successor law or right. Upon the occurrence and during the continuance of an Event of Default, Beneficiary shall have the sole and exclusive right to make or refrain from making any such election, and Trustor agrees that any such election, if made by Trustor other than in accordance with this subsection, shall be void and of no force or effect.

3.6     Estoppel Certificates. Within fifteen (15) days after written request by Beneficiary, Trustor shall deliver to Beneficiary and to any party designated by Beneficiary estoppel certificates executed by Trustor and by each of the lessees, in recordable form, certifying (if such be the case): (a) that the foregoing assignment and the Leases are in full force and effect; (b) the date of each lessee's most recent payment of rent; (c) that, to Trustor's knowledge, there are no defenses or offsets outstanding, or stating those claimed by Trustor or lessees under the foregoing assignment or the Leases, as the case may be; and (d) any other information reasonably requested by Beneficiary.

3.7    Perfection Upon Recordation. Trustor acknowledges that it has taken all actions necessary to obtain, and that upon recordation of this Deed of Trust Beneficiary shall have, to the extent permitted under applicable law, a valid and fully perfected, first priority, present assignment of the Rents arising out of the Leases and all security for such Leases in favor of Beneficiary. Trustor acknowledges and agrees that upon recordation of this Deed of Trust Trustee's and Beneficiary's interest in the Rents shall be deemed to be fully perfected, "choate" and enforced as to Trustor and to the extent permitted under applicable law, all third parties, including, without limitation, any subsequently appointed trustee in any case under Title 11 of the United States Code (the "Bankruptcy Code"), without the necessity of commencing a foreclosure action with respect to this Deed of Trust, making formal demand for the Rents, obtaining the appointment of a receiver or taking any other affirmative action.

ARTICLE IV. SECURITY AGREEMENT AND FIXTURE FILING

4.1    Security Interest. As security for the full, prompt, complete and final payment when due (whether at stated maturity, by acceleration or otherwise) and prompt performance of all the Obligations, Trustor, subject to Gaming Laws and Liquor Laws, hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Beneficiary, for itself and for the benefit of the Noteholders, a security interest in and to all of Trustor's right, title and interest in, to and under each of the following (all of such interest of Trustor being hereinafter collectively called the "Collateral"), but excluding the Excluded Collateral:

All of the Trustor's personal property now or hereafter acquired, including without limitation all goods, building and other materials, supplies, inventory, work in process, equipment, machinery, fixtures, furniture, furnishings, signs and other personal property and embedded software included therein and supporting information, wherever situated, which are or are to be incorporated into, used in connection with, or appropriated for use on (i) the real property described on Exhibit A attached hereto and incorporated by reference herein (to the extent the same are not effectively made a part of the real property pursuant to Article I above) or (ii) the Improvements (which real property and Improvements are collectively referred to herein as the Subject Property); together with all rents, issues, deposits and profits of the Subject Property and security deposits derived from the Subject Property (to the extent, if any, they are not subject to Article III); all sales contracts or agreements for the sale of the Subject Property or any portion thereof now or hereafter entered into (subject to any limitations on Trustor's ability to enter into the same as set forth in the Indenture); all inventory, accounts, cash receipts, deposit accounts, accounts receivable, contract rights, licenses, agreements, all construction, service, engineering, consulting, management, leasing, architectural, and other similar contracts concerning the design, construction, management, operation, occupancy and/or use of the Subject Property, together with any and all architectural drawings, plans, specifications, site plans, surveys, soil tests, appraisals, engineering reports and similar materials relating to all or any portion of the Subject Property and all warranties and guaranties relating to any and all of the foregoing or otherwise relating to the Subject Property, general intangibles, payment intangibles, software, chattel paper (whether electronic or tangible), instruments, documents, promissory notes, drafts, letters of credit, letter of credit rights, supporting obligations, insurance policies, insurance and condemnation awards and proceeds, proceeds of the sale of promissory notes, any other rights to the payment of money, trade names, trademarks and service marks arising from or related to the ownership, management, leasing, operation, sale or disposition of the Subject Property or any business now or hereafter conducted thereon by Trustor; all development rights and credits and any and all permits, consents, approvals, licenses, authorizations and other rights granted by, given by or obtained from, any governmental entity with respect to the Subject Property; all water and water rights, wells and well rights, canals and canal rights, ditches and ditch rights, springs and spring rights, and reservoirs and reservoir rights appurtenant to or associated with the Subject Property, whether decreed or undecreed, tributary, non-tributary or not non-tributary, surface or underground or appropriated or unappropriated, and all shares of stock in water, ditch, lateral and canal companies, well permits and all other evidences of any of such rights; all deposits or other security now or hereafter made with or given to utility companies by Trustor with respect to the Subject Property; all advance payments of insurance premiums made by Trustor with respect to the Subject Property; all guaranties, warranties or indemnities related to the Subject Property; all plans, drawings, reports, and specifications relating to the Subject Property; all loan funds held by Beneficiary, whether or not disbursed; all funds deposited with Beneficiary pursuant to the Bond Documents; all reserves, deferred payments, deposits, accounts, refunds, cost savings and payments of any kind related to the Subject Property or any portion thereof; together with all replacements and proceeds of, and additions and accessions to, any of the foregoing; together with all books, records and files relating to any of the foregoing.

As to all of the above described personal property which is or which hereafter becomes a "fixture" under applicable law, this Deed of Trust constitutes a fixture filing under the Uniform Commercial Code as enacted in Mississippi Uniform Commercial Code Sections 9-334 and P-502, as amended or recodified from time to time ("UCC"). All terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

Nothing in this Article IV shall be deemed to limit the security interest granted by Trustor pursuant to the Security Agreement; the security interest granted by Trustor pursuant to this Deed of Trust is in addition to any other security interest granted by Trustor pursuant to the other Security Documents, and there shall be no merger of any lien hereunder with any security interest created by any other Bond Document.

4.2    Representations and Warranties. Trustor hereby represents and warrants to Beneficiary and the Noteholders that, as of the date hereof: (a) Trustor has, or will have, good title to the Collateral; (b) Trustor has not encumbered the Collateral to anyone other than Beneficiary, and no financing statement covering any of the Collateral has been delivered to any Person or entity other than Beneficiary except such financing statements that are released as of the date hereof; (c) Trustor's principal place of business is located at the address shown in Section 7.11; and (d) Trustor's legal name is exactly as set forth on the first page of this Deed of Trust and all of Trustor's organizational documents or agreements delivered to Beneficiary are complete and accurate in every material respect.

4.3    Further Assurances. Trustor agrees: (a) to execute and deliver such documents necessary to create, perfect and continue the security interests contemplated hereby to the extent the same may be perfected by filing; (b) to cooperate with Beneficiary in perfecting all security interests granted herein and in obtaining such agreements from third parties reasonably necessary or proper, in connection with the preservation, perfection or enforcement of any of its rights hereunder (including, without limitation, control agreements with respect to accounts not at Wilmington Trust, N.A. or its affiliates); and (c) that Beneficiary is authorized (but not obligated) to file financing statements in the name of Trustor to perfect Beneficiary's security interest in Collateral.

4.4    Rights of Beneficiary. Except as limited by Gaming Laws and Liquor Laws or Trustor's approved system of internal controls governing mandatory count procedures and the persons who may participate therein, in addition to Beneficiary's rights as a "Secured Party" under the UCC, Beneficiary may, but shall not be obligated to, during the continuance of an Event of Default, at any time without notice and at the expense of Trustor: (a) give notice to any Person of Beneficiary's rights hereunder and enforce such rights at law or in equity; (b) insure, protect, defend and preserve the Collateral or any rights or interests of Beneficiary therein; (c) inspect the Collateral, including all books and records of the Trustor located on the Subject Property, and conduct such environmental and engineering studies as Beneficiary may require, provided that such inspection and studies shall not materially interfere with the operation of the Subject Property; and (d) endorse, collect and receive any right to payment of money owing to Trustor under or from the Collateral

4.5    Rights of Beneficiary on Default. Subject to Gaming Laws and Liquor Laws, during the continuance of an Event of Default, then in addition to all of Beneficiary's rights as a "Secured Party" under the UCC or otherwise at law:

(a)    Beneficiary may: (i) upon written notice, require Trustor to assemble any or all of the Collateral and make it available to Beneficiary at a place designated by Beneficiary; (ii) without prior notice, enter upon the Subject Property or other place where any of the Collateral may be located and take exclusive possession of, collect, sell, lease, license and dispose of any or all of the Collateral, and store the same at locations acceptable to Beneficiary at Trustor's expense; (iii) sell, assign and deliver at any place or in any lawful manner all or any part of the Collateral and bid and become purchaser at any such sales;

(b)    Beneficiary may, for the account of Trustor and at Trustor's expense: (i) operate, use, consume, sell, lease, license or dispose of the Collateral as Beneficiary deems appropriate for the purpose of performing any or all of the Obligations; (ii) enter into any agreement, compromise, or settlement, including insurance claims, which Beneficiary may reasonably deem desirable or proper with respect to any of the Collateral; and (iii) endorse and deliver evidences of title for, and receive, enforce and collect by legal action or otherwise, all indebtedness and obligations now or hereafter owing to Trustor in connection with or on account of any or all of the Collateral; and

(c)    In disposing of Collateral hereunder, Beneficiary may disclaim all warranties of title, possession, quiet enjoyment and the like. Any proceeds of any disposition of any Collateral may be applied by Beneficiary to the payment of expenses incurred by Beneficiary in connection with the foregoing including attorneys' fees, costs and expenses, and the balance of such proceeds may be applied by Beneficiary toward the payment of the Obligations in such order of application as Beneficiary may from time to time elect.

4.6    Power of Attorney. Trustor hereby irrevocably appoints Beneficiary as Trustor's attorney in fact (such agency being coupled with an interest), and as such attorney in fact Beneficiary may, without the obligation to do so, in Beneficiary's name, or in the name of Trustor, prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve any of Beneficiary's security interests and rights in or to any of the Collateral, and, during the continuance of an Event of Default, take any other action required of Trustor; provided, however, that Beneficiary as such attorney in fact shall be accountable only for such funds as are actually received by Beneficiary.

4.7    Possession and Use of Collateral. Except as otherwise provided in this Section or the other Bond Documents, so long as no Default or Event of Default exists, Trustor may possess, use, move, transfer or dispose of any of the Collateral in the ordinary course of Trustor's business and in accordance with the Bond Documents.

ARTICLE V. RIGHTS AND DUTIES OF THE PARTIES

5.1     Title. (a) Subject to Gaming Laws and Liquor Laws, Trustor represents and warrants that Trustor lawfully holds and possesses leasehold title to the portion of the Subject Property without limitation on the right to encumber, and that this Deed of Trust is a first priority lien on the Subject Property, subject only to the Permitted Liens (as defined in the Indenture). Neither Trustor, nor any Affiliate of Trustor, has any interest in any real property, not encumbered hereby, which is utilized in any material manner in connection with the use and/or operation of the Subject Property or which is necessary and required for the use and operation of the Subject Property. Notwithstanding anything contained in this Deed of Trust or any of the other Bond Documents to the contrary, with respect to the Tidelands Lease dated November 11, 2004 (the "2004 Tidelands Lease"), (i) Trustor shall not be deemed to have made any representations or warranties, including, without limitation, with respect to the existence, validity or enforceability of the 2004 Tidelands Lease; and (ii) Trustor shall have no obligation to keep or maintain the 2004 Tidelands Lease in force and effect, and no amendment or termination of the 2004 Tidelands Lease shall result in a default or Event of Default under this Deed of Trust or any other Bond Document.

(b)    Trustor will fully perform and comply with all material covenants, warranties and obligations imposed upon or assumed by it under the Leases and will keep the Leases constantly in full force and effect. Trustor will not assign, amend, modify, supplement, restate or terminate (or agree to any such action) any of the Leases without the prior written consent of Beneficiary. Trustor will give Beneficiary prompt notice in writing of any default by either party under any of the Leases, or the receipt by Trustor of any notice of default from the landlord of any of the Leases by providing to Beneficiary a photostatic copy of any such notice received by Trustor from said landlord. Such notice shall be given without regard to the fact that Beneficiary may be entitled to such notice directly from the landlord. Beneficiary may, but shall not be obligated to, take any action Beneficiary deems necessary or desirable to cure any default by Trustor under the Leases.

5.2     Taxes and Assessments. Subject to Trustor's right to contest payment of taxes in accordance with law, Trustor shall pay prior to delinquency all taxes, assessments, levies and charges imposed by any public or quasi public authority or utility company which are or which may become a lien upon or cause a loss in value of the Subject Property or any interest therein. Trustor shall also pay prior to delinquency all taxes, assessments, levies and charges imposed by any public authority upon Beneficiary by reason of its interest in any Secured Obligation or in the Subject Property, or by reason of any payment made to Beneficiary pursuant to any Secured Obligation; provided, however, Trustor shall have no obligation to pay taxes which may be imposed from time to time upon Beneficiary and which are measured by and imposed upon Beneficiary's net income.

5.3     Tax and Insurance Impounds. Upon an Event of Default, at Beneficiary's option and upon its demand, Trustor shall, until all Obligations have been paid in full, pay to Beneficiary monthly, annually or as otherwise directed by Beneficiary an amount reasonably estimated by Beneficiary to be equal to: (a) all taxes, assessments and levies imposed by any public or quasi-public authority or utility company which are or may become a lien upon the Subject Property or Collateral and will become due for the tax year during which such payment is so directed; and (b) premiums for fire, other hazard and mortgage insurance required or requested pursuant to the Bond Documents when same are next due. If Beneficiary reasonably determines that any amounts paid by Trustor are insufficient for the payment in full of such taxes, assessments, levies and/or insurance premiums, Beneficiary shall notify Trustor of the increased amounts required to pay all amounts due, whereupon Trustor shall pay to Beneficiary within thirty (30) days thereafter the additional amount as stated in Beneficiary's notice. All sums so paid shall not bear interest, except to the extent and in any minimum amount required by law; and Beneficiary shall, unless Trustor is otherwise in default hereunder or under any Obligation, apply said funds to the payment of, or at the sole option of Beneficiary release said funds to Trustor for the application to and payment of, such sums, taxes, assessments, levies, charges, and insurance premiums. During the continuance of an Event of Default, Beneficiary may apply all or any part of said sums to any Obligation and/or to cure such Event of Default, in which event Trustor shall be required to restore all amounts so applied, as well as to cure any other events or conditions of Event of Default not cured by such application. Upon assignment of this Deed of Trust, Beneficiary shall have the right to assign all amounts collected and in its possession to its assignee whereupon Beneficiary shall be released from all liability with respect thereto. Within ninety-five (95) days following full repayment of the Obligations (other than full repayment of the Obligations as a consequence of a foreclosure or conveyance in lieu of foreclosure of the liens and security interests securing the Obligations) or at such earlier time as Beneficiary may elect, the balance of all amounts collected and in Beneficiary's possession shall be paid to Trustor or the Persons otherwise legally entitled thereto at the written direction of the Trustor.

5.4     Performance of Obligations. Trustor shall promptly pay and perform each Obligation when due.

5.5     Liens, Encumbrances and Charges. Trustor shall immediately discharge any lien not approved by Beneficiary in writing that has or may attain priority over this Deed of Trust. Trustor shall pay prior to delinquency all obligations secured by or reducible to liens and encumbrances which shall now or hereafter encumber or appear to encumber all or any part of the Subject Property or any interest therein, whether senior or subordinate hereto.

5.6     Damages; Insurance and Condemnation Proceeds. The following (whether now existing or hereafter arising) are all absolutely and irrevocably assigned by Trustor to Beneficiary and, at the request of Beneficiary, shall be paid directly to Beneficiary in accordance with Section 3.10(d)(III) of the Indenture: (i) all awards of damages and all other compensation payable directly or indirectly by reason of a condemnation or proposed condemnation for public or private use affecting all or any part of, or any interest in, the Subject Property or Collateral; (ii) all other claims and awards for damages to, or decrease in value of, all or any part of, or any interest in, the Subject Property or Collateral; (iii) all proceeds of any insurance policies payable by reason of loss sustained to all or any part of the Subject Property or Collateral; and (iv) all interest which may accrue on any of the foregoing. Subject to applicable law, and without regard to any requirement contained in Section 5.7(d) of this Deed of Trust, Beneficiary may at its discretion apply all or any of the proceeds it receives to its expenses in settling, prosecuting or defending any claim and may apply the balance to the Obligations in such order and amounts as Beneficiary in its sole discretion may choose, and/or Beneficiary may release all or any part of the proceeds to Trustor to repair or rebuild, subject to any reasonable conditions Beneficiary may impose, subject to restrictions contained in the Indenture. Beneficiary may, but shall not be obligated to (at Trustor's expense) commence, appear in, defend or prosecute any assigned claim or action and may adjust, compromise, settle and collect all claims and awards assigned to Beneficiary; provided, however, in no event shall Beneficiary or any of its officers, directors, employees, agents, advisors or representatives be responsible for any failure to collect any claim or award, regardless of the cause of the failure, including, without limitation, any malfeasance or nonfeasance by Beneficiary or its employees or agents.

5.7     Maintenance and Preservation of the Subject Property. Subject to the provisions of the Indenture, Trustor covenants: (a) to insure the Subject Property and Collateral against such risks as provided in the Indenture and to provide evidence of such insurance to Beneficiary, and to comply with the requirements of any insurance companies insuring the Subject Property and Collateral, all in accordance with Section 4.23 of the Indenture; (b) to keep the Subject Property in good condition and repair, ordinary wear and tear excepted; (c) not to remove or demolish the Subject Property or Collateral or any part thereof, not to alter, restore or add to the Subject Property or Collateral in a way that would materially and adversely affect the Subject Property or Collateral, and not to initiate or acquiesce in any change in any zoning or other land classification which materially and adversely affects the Subject Property or Collateral without Beneficiary's prior written consent (acting in accordance with the written direction of the Required Noteholders), unless otherwise provided in the Indenture; (d) to complete or restore promptly and in good and workmanlike manner the Subject Property and Collateral, or any part thereof which may be damaged or destroyed, without regard to whether Beneficiary elects to require that insurance proceeds to be used to reduce the Obligations as provided in Section 5.6 of this Deed of Trust; (e) to comply with all laws, ordinances, regulations and standards, and all covenants, conditions, restrictions and equitable servitudes, whether public or private, of every kind and character which affect the Subject Property or Collateral and pertain to acts committed or conditions existing thereon, including, without limitation, any work, alteration, improvement or demolition mandated by such laws, covenants or requirements, noncompliance with which could reasonably be expected to have individually or in the aggregate, a Material Adverse Effect; (f) not to commit or permit waste of the Subject Property or Collateral; (g) to maintain the Cure Casino Lease and Tidelands Leases in full force and effect at all times; (h) to give Beneficiary prompt notice in writing of any default by either party under the Cure Lease and/or Tidelands Leases; and (j) to do all other acts which from the character or use of the Subject Property and Collateral may be reasonably necessary to maintain and preserve its value.

5.8     Defense and Notice of Losses, Claims and Actions. To the extent commercially reasonable, at Trustor's sole expense, Trustor shall protect, preserve and defend the Subject Property and title to and right of possession of the Subject Property and Collateral, the security hereof and the rights and powers of Beneficiary hereunder against all adverse claims. Trustor shall give Beneficiary prompt notice in writing of the assertion of any material claim, of the filing of any action or proceeding, of the occurrence of any damage to the Subject Property and Collateral, and of any default under the Leases, and of any condemnation offer or action.

5.9     Acceptance of Trust; Powers and Duties of Trustee.

(a)    Trustee accepts this trust when this Deed of Trust is recorded. From time to time upon written request of Beneficiary and presentation of this Deed of Trust or a certified copy thereof for endorsement, and without affecting the personal liability of any Person for payment of any indebtedness or performance of any obligations secured hereby, Trustee may, without liability therefor and without notice: (a) reconvey all or any part of the Subject Property and Collateral; (b) consent to the making of any. map or plat thereof; and (c) join in any grant of easement thereon, any declaration of covenants and restrictions, or any extension agreement or any agreement subordinating the lien or charge of this Deed of Trust. Except as may be required by applicable law, Trustee or Beneficiary may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trust hereunder and the enforcement of the rights and remedies available hereunder, and may obtain orders or decrees directing or confirming or approving acts in the execution of said trust and the enforcement of said remedies. Trustee has no obligation to notify any party of any pending sale or any action or proceeding, including, without limitation, actions in which Trustor, Beneficiary or Trustee shall be a party unless held or commenced and maintained by Trustee under this Deed of Trust. Trustee shall not be obligated to perform any act required of it hereunder unless the performance of the act is requested in writing and Trustee is reasonably indemnified and held harmless against loss, cost or expense.

(b)    Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in, or defend any action, suit, or other proceeding in connection therewith where, in its opinion, such action would be likely to involve it in expense or liability, unless requested so to do by a written instrument signed by Beneficiary and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to Trustee against any and all cost, expense, and liability arising therefrom. Trustee shall not be responsible for the execution, acknowledgment, or validity of the Bond Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and Trustee makes no representation in respect thereof or in respect of the rights, remedies, and recourses of Beneficiary.

(c)    With the approval of Beneficiary, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for- Beneficiary) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Bond Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through its agents or attorneys, (iii) to select and employ, in and about the execution of its duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith, and (iv) any and all other lawful action as Beneficiary may instruct Trustee to take to protect or enforce Beneficiary's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Subject Property for debts contracted for or liability or damages incurred in the management or operation of the Subject Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered. TRUSTOR WILL, FROM TIME TO TIME, PAY THE COMPENSATION DUE TO TRUSTEE HEREUNDER AND REIMBURSE TRUSTEE FOR, AND INDEMNIFY AND HOLD HARMLESS TRUSTEE AGAINST, ANY AND ALL LIABILITY. AND EXPENSES WHICH MAY BE INCURRED BY TRUSTEE IN THE PERFORMANCE OF TRUSTEE'S DUTIES; PROVIDED, HOWEVER, THAT NOTHING CONTAINED IN THIS SECTION 5.9(c) SHALL OBLIGATE TRUSTOR TO INDEMNIFY AND HOLD HARMLESS TRUSTEE AGAINST ANY LIABILITIES .OR EXPENSES TO THE EXTENT ARISING OUT OF GROSS NEGLIGENCE OR WILLFUL OR RECKLESS MISCONDUCT OF TRUSTEE AS DETERMINED BY A FINAL, NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION.

(d)    All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

(e)    Should any deed, conveyance, or instrument of any nature be required from
Trustor by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to the Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by the Trustee or substitute Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to, be recorded and/or filed by Trustor.

(f)    By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee pursuant to the Bond Documents, including without limitation, any deed, conveyance, instrument, officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Trustee shall not be deemed to have , warranted, consented to, or affirmed the sufficiency, legality, effectiveness, or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee.

5.10     Compensation; Exculpation; Indemnification.

(a)    Trustor shall pay Trustee's and Beneficiary's fees and reimburse for reasonable expenses in the administration of this trust, including attorneys' fees and expenses, Trustor shall pay to Beneficiary reasonable compensation for services rendered concerning this Deed of Trust, including without limitation any statement of amounts owing under any Obligation. Beneficiary shall not directly or indirectly be liable to Trustor or any other Person as a consequence of (i) the exercise of the rights, remedies or powers granted to Beneficiary in this Deed of Trust except to the extent determined by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from Beneficiary's gross negligence or willful misconduct, (ii) the failure or refusal of Beneficiary to perform or discharge any obligation or liability of Trustor under any agreement related to the Subject Property or Collateral or under this Deed of Trust; or (iii) any loss sustained by Trustor or any third party resulting from Beneficiary's failure (whether by malfeasance or refusal to act) to lease the Subject Property after an Event of Default to the extent or from any other act or omission (regardless of whether the same constitutes negligence) of Beneficiary in managing the Subject Property after an Event of Default determined by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from Beneficiary's gross negligence or willful misconduct of Beneficiary and no such liability shall be asserted against or imposed upon Beneficiary, and all such liability is hereby expressly waived and released by Trustor.

(b)     In addition to the indemnification contained in the Bond Documents, Trustor indemnifies Trustee and Beneficiary against, and holds Beneficiary harmless from, all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys' fees and other legal expenses, cost of evidence of title, cost of evidence of value, and other expenses which either may suffer or incur: (i) by reason of this Deed of Trust; (ii) by reason of the execution of this Deed of Trust or in performance of any act required or permitted hereunder or by law; (iii) as a result of any failure of Trustor to perform Trustor's obligations; or (iv) by reason of any alleged obligation or undertaking on Beneficiary's part to perform or discharge any of the representations, warranties, conditions, covenants or other obligations contained in any other document related to the Subject Property, except to the extent determined by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from Beneficiary's gross negligence or willful misconduct. The above obligation of Trustor to indemnify and hold harmless Beneficiary shall survive the release and cancellation of the Obligations and the release and reconveyance or partial release and reconveyance of this Deed of Trust.

(c)     Trustor shall pay all amounts and indebtedness arising under this Section 5.10 promptly upon demand by Beneficiary together with interest thereon from the date the indebtedness arises at the rate of interest then applicable to the principal balance of the Notes as specified therein.

5.11     Substitution of Trustees. From time to time, by a writing, signed and acknowledged by Beneficiary and recorded in the Office of the Recorder of the County in which the Subject Property is situated, Beneficiary may appoint another trustee to act in the place and stead of Trustee or any successor. Such writing shall set forth any information required by law. The recordation of such instrument of substitution shall discharge Trustee herein named and shall appoint the new trustee as the Trustee hereunder with the same effect as if originally named Trustee herein. A writing recorded pursuant to the provisions of this Section 5.11 shall be conclusive proof of the proper substitution of such new Trustee.

5.12     Due on Sale or Encumbrance. Except as otherwise expressly permitted in the Indenture, Notes Purchase Agreement or the Guaranty, if the Subject Property or any interest therein shall be sold, transferred (including, without limitation, through sale or transfer of a majority or controlling interest of the corporate stock or general partnership interests or limited liability company interests of Trustor), mortgaged, assigned, further encumbered or leased, whether directly or indirectly, whether voluntarily, involuntarily or by operation of law, without the prior written consent of Beneficiary, then Beneficiary, in its sole discretion, may declare all Obligations immediately due and payable.

5.13     Releases, Extensions, Modifications and Additional Security. Without notice to or the consent, approval or agreement of any Persons or entities having any interest at any time in the Subject Property and Collateral or in any manner obligated under the Obligations ("Interested Parties"), Beneficiary may, from time to time, release any Person or entity from liability for the payment or performance of any Secured Obligation, take any action or make any agreement extending the maturity or otherwise altering the terms or increasing the amount of any Secured Obligation, or accept additional security or release all or a portion of the Subject Property and other security for the Obligations. None of the foregoing actions shall release or reduce the personal liability of any of said Interested Parties, or release or impair the priority of the lien and security interests created by this Deed of Trust upon the Subject Property and the Collateral.

5.14     Reconveyance. Upon Beneficiary's written request, and upon surrender to Trustee for cancellation of this Deed of Trust or a certified copy thereof and any note, instrument, or instruments setting forth all obligations secured hereby, Trustee shall reconvey, without warranty, the Subject Property or that portion thereof then held hereunder. To the extent permitted by law, the reconveyance may describe the grantee as "the person or persons legally entitled thereto" and the recitals of any matters or facts in any reconveyance executed hereunder shall be conclusive proof of the truthfulness thereof. Neither Beneficiary nor Trustee shall have any duty to determine the rights of Persons claiming to be rightful grantees of any reconveyance. When the Subject Property has been fully reconveyed, the last such reconveyance shall operate as a reassignment of all future rents, issues and profits of the Subject Property to the Person or Persons legally entitled thereto.

5.15     Subrogation. Beneficiary shall be subrogated to the lien of all encumbrances, whether released of record or not, paid in whole or in part by Beneficiary pursuant to this Deed of Trust or any other Bond Document or by the proceeds of any loan secured by this Deed of Trust.

5.16     Reserved.

5.17    Easements. If an easement or other incorporeal right (collectively, an "Easement") constitutes any portion of the Subject Property, Trustor shall not amend, change, terminate or modify such Easement in a material and adverse manner or any right thereto or interest therein, without the prior written consent of Beneficiary, which consent may be withheld in Beneficiary's sole reasonable discretion, and any such amendment, change, termination or modification without such prior written consent shall be deemed void and of no force or effect. Trustor agrees to perform all obligations and agreements with respect to said Easement and shall not take any action or omit to take any action, which would effect or permit the termination thereof. Upon receipt of notice, or otherwise becoming aware, of any material default or purported material default under any Easement, by any party thereto, Trustor shall promptly notify Beneficiary in writing of such default or purported default and shall deliver to Beneficiary copies of all notices, demands, complaints or other communications received or given by Trustor with respect to any such default or purported default.

5.18    Performance by Trustee or Beneficiary. Should Trustor fail to make any payment or perform any act which it is obligated to make or perform hereunder or under the Bond Documents, then the Trustee or Beneficiary, at the election of either, without giving notice to Trustor, or any successor in interest of Trustor, and without releasing Trustor from any obligation hereunder, may make such payment or perform such act and incur any liability, or expend whatever amounts, in its discretion, it may deem necessary therefor. All sums incurred or expended by Beneficiary under the terms of this Section 5.18, shall become due and payable by Trustor to Beneficiary on demand and shall bear interest until paid at an annual percentage rate equal to the Applicable Rate expressed in the Indenture. In no event shall such payment or performance of any such act by Trustee or Beneficiary be construed as a waiver of the default occasioned by Trustor's failure to make such payment(s) or perform such act(s).

5.19    Right of Beneficiary and Trustee to Appear. If, during the existence of the Deed of Trust, there be commenced or pending any suit or action affecting the Subject Property or the Collateral, or any part thereof, or the title thereto, or if any adverse claim for or against the Subject Property or the Collateral, or any part thereof, be made or asserted, Beneficiary (unless such suit, action or claim is being contested in good faith by Trustor and Trustor shall have established and maintained adequate reserves in accordance with generally accepted accounting principles for the full payment and satisfaction of such suit or action if determined adversely to Trustor), may appear or intervene in the suit or action and retain counsel therein and defend same, or otherwise take such action therein as they may be advised, and may settle or compromise same or the adverse claim; and in that behalf and for any of the purposes may pay and expend such sums of money as Beneficiary may reasonably deem to be necessary and Trustor shall reimburse Trustee , or Beneficiary, as the case may be, for such sums expended, together with accrued interest thereon, at the Applicable Rate which is defined in the Indenture.

5.20     Environmental Indemnity.    Trustor agrees to indemnify, protect, defend and save harmless Beneficiary and each of the Noteholders, as well as their respective, trustees, officers, employees, agents, attorneys and shareholders (individually, an "Indemnified Party" and collectively, the "Indemnified Parties") from and against any and all losses, damages, expenses or liabilities, of any kind or nature from any investigations, suits, claims or demands, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from or in any way connected with: (i) the presence, in, on, under or emanating to or from the Subject Property, of any Hazardous Materials as defined by reference in the Indenture, or the disposal of any Hazardous Materials generated, stored or transported by or from the Subject Property; (ii) any violation of Environmental Laws (as defined in the Indenture); or (iii) any activity carried on or undertaken on or off the Subject Property, including any exposure to any Hazardous Material, whether prior to or during the term of the Indenture, and whether by Trustor or any predecessor in title or any employees, agents, contractors or subcontractors of Trustor or any predecessor in title, or any third Persons at any time occupying or present on the Subject property, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials at any time located or present on or under the Subject Property. The foregoing indemnity shall further apply to any residual contamination on or under the Subject Property, or affecting any natural resources, and to any contamination of any property or natural resources present in violation of, or in excess of, concentrations permitted by Environmental Laws, including, arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials. It is provided, however, that Trustor shall not be obligated to indemnify, protect, defend or save harmless an Indemnified Party if, and to the extent determined by a final, non-appealable judgment of a court of competent jurisdiction that, any such loss, damage, expense or liability was caused by the gross negligence or willful misconduct of such Indemnified Party. Trustor hereby acknowledges and agrees that, notwithstanding any other provision of this Deed of Trust or any of the other Bond Documents to the contrary, the obligations of Trustor under this Section shall be unlimited obligations of Trustor and shall survive any foreclosure under this Deed of Trust, any transfer in lieu thereof, any reconveyance of this Deed of Trust and any satisfaction of the obligations which are secured hereby. Trustor acknowledges that Beneficiary's appraisal of the Subject Property is such that Beneficiary would not enter into the Indenture but for the liability retained, and undertaken by Trustor for the obligations under this Section. Trustor and Beneficiary agree that any obligations of Trustor under this Section which may also be obligations of Trustor under the Environmental Agreement (which is referred to below) shall be deemed to arise solely under this Section 5.20 and not under the Environmental Agreement. The obligations of Trustor under this Section are separate from and in addition to the obligations to pay the indebtedness evidenced by the Notes, the obligations under the Indenture, Notes Purchase Agreement and the other obligations secured by, or imposed under, this Deed of Trust. The liability of Trustor under this Section shall not be limited to or measured by the amount of the indebtedness secured hereby or the value of the Subject Property. Trustor shall be fully liable for all obligations of Trustor under this Section and a separate action may be brought and prosecuted against Trustor under this Section. To the extent permitted by law, Trustor waives the right to assert any statute of limitations as a bar to the enforcement of this Section or to any action brought to enforce this Section. Further, Trustor hereby waives any right to pursue any claim or action against Beneficiary arising under any Law, including any Environmental Law, as such relate to Section 5.20(a)(i)-(iii) of this Agreement. This Section 5.20 shall not affect, impair or waive any rights or remedies of Beneficiary or any obligations of Trustor with respect to Hazardous Materials created or imposed by Environmental Laws (including Trustor's or Beneficiary's rights of reimbursement or contribution under Environmental Laws). The remedies under this Section 5.20 are cumulative and in addition to all remedies provided by law.

(b)     Beneficiary shall notify Trustor promptly of any third party claim for which it may seek indemnity. Failure by Beneficiary to so notify Trustor shall not relieve Trustor of its obligations hereunder. The Trustor may, subject to the approval of Beneficiary (which approval shall not be unreasonably withheld) defend the claim and Beneficiary shall cooperate in the defense. Beneficiary may have separate counsel and Trustor shall pay the reasonable fees and expenses of such counsel. Trustor need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

5.21    Principal Place of Business. Trustor's principal place of business is in Hancock County in the State of Mississippi. Trustor does not do business under any trade name except as previously disclosed in writing to Beneficiary. Trustor will immediately notify Beneficiary in writing of any change in its place of business or the adoption or change of any trade name or fictitious business name by it, and will upon request of Beneficiary, execute any additional financing statements or other certificates necessary to reflect any such adoption or change in trade name or fictitious business name.

5.22    Environmental Agreement. Concurrently with the execution of the Indenture, Trustor shall execute an instrument entitled "First Lien Environmental Agreement" (which, together with all amendments, modifications, extensions, renewals or restatements thereof, is referred to herein as the "Environmental Agreement"). The obligations of Trustor under the Environmental Agreement are not secured by this Deed of Trust.

5.23    Trustor Different From Obligor. As used in this Section, the term "Obligor" shall mean each Person or entity obligated in any manner for or under any of the Obligations or obligated in any manner for or under any of the obligations secured by the Obligations or guarantying such obligations secured by the Obligations including, without limitation, Borrower.

(a)    Representations and Warranties. Trustor represents and warrants to Beneficiary that: (i) this Deed of Trust is executed at an Obligor's request; (ii) this Deed of Trust complies with all agreements between Trustor and any Obligor regarding Trustor's execution hereof; (iii) Beneficiary has made no representation to Trustor as to the creditworthiness of any Obligor; and (iv) Trustor has established adequate means of obtaining from each Obligor on a continuing basis financial and other information pertaining to such Obligor's financial condition. Trustor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Trustor's risks hereunder. Trustor further agrees that Beneficiary shall have no obligation to disclose to Trustor any information or material about any Obligor which is acquired by Beneficiary in any manner. The liability of Trustor hereunder shall be reinstated and revived, and the rights of Beneficiary shall continue if and to the extent that for any reason any amount at any time paid on account of any Secured Obligation is rescinded or must otherwise be restored by Beneficiary, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or restored shall be made by Beneficiary in its sole discretion; provided however, that if Beneficiary chooses to contest any such matter at the request of Trustor, Trustor agrees to indemnify and hold Beneficiary harmless from and against all costs and expenses, including reasonable attorneys' fees, expended or incurred by Beneficiary in connection therewith, including without limitation, in any litigation with respect thereto.

(b)    Waivers.

(i)    Trustor waives any right to require Beneficiary to: (A) proceed against any Obligor or any other Person; (B) marshal assets or proceed against or exhaust any security held from any Obligor or any other Person; (C) give notice of the terms, time and place of any public or private sale or other disposition of personal property security held from any Obligor or any other Person; (D) take any other action or pursue any other remedy in Beneficiary's power; or (E) make any presentment or demand for performance, or give any notice of nonperformance, protest, notice of protest or notice of dishonor hereunder or in connection with any obligations or evidences of indebtedness held by Beneficiary as security for or which constitute in whole or in part the Obligations, or in connection with the creation of new or additional obligations.

(ii)    Trustor waives any defense to its obligations hereunder based upon or arising by reason of: (A) any disability or other defense of any Obligor or any other Person; (B) the cessation or limitation from any cause whatsoever, other than payment in full, of any Secured Obligation; (C) any lack of authority of any officer, director, partner, agent or any other Person acting or purporting to act on behalf of any Obligor which is a corporation, partnership or other type of entity, or any defect in the formation of any such Obligor; (D) the application by any Obligor of the proceeds of any Secured Obligation for purposes other than the purposes represented by any Obligor to, or intended or understood by, Beneficiary or Trustor; (E) any act or omission by Beneficiary which directly or indirectly results in or aids the discharge of any Obligor or any portion of any Secured Obligation by operation of law or otherwise, or which in any way impairs or suspends any rights or remedies of Beneficiary against any Obligor; (F) any impairment of the value of any interest in any security for the Obligations or any portion thereof, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security; (G) any modification of any Secured Obligation, in any form whatsoever, including without limitation the renewal, extension, acceleration or other change in time for payment of, or other change in the terms of, any Secured Obligation or any portion thereof, including increase or decrease of the rate of interest thereon; or (H) any requirement that Beneficiary give any notice of acceptance of this Deed of Trust. Until all Obligations shall have been paid in full, Trustor shall not have any right of subrogation, and Trustor waives any right to enforce any remedy which Beneficiary now has or may hereafter have against any Obligor or any other Person, and waives any benefit of, or any right to participate in, any security now or hereafter held by Beneficiary. Trustor further waives all rights and defenses it may have arising out of: (1) any election of remedies by Beneficiary, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for any portion of the Obligations, destroys Trustor's rights of subrogation or Trustor's rights to proceed against any Obligor for reimbursement; or (2) any loss of rights Trustor may suffer by reason of any rights, powers or remedies of any Obligor in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging any Obligor's obligations.

(iii)    If any of said waivers is determined to be contrary to any applicable law or public policy, such waiver shall be effective to the extent permitted by applicable law or public policy.

ARTICLE VI. DEFAULT PROVISIONS

6.1     Rights and Remedies. At any time during the continuance of an Event of Default, subject to Gaming Laws and Liquor Laws, Beneficiary shall have all rights and remedies available at law or in equity, or as provided under the Indenture, including, without limitation, the following:

(a)     With respect to any Event of Default as defined in Section 6.01 of the Indenture (other than any Event of Default referred to in Subsections 6.01(f), or (g) of the Indenture), all sums secured hereby shall, at the option of Beneficiary, and upon the giving of notice required by the Indenture, if any, become immediately due and payable. With respect to any Event of Default referred to in Subsections 6.01(f), or (g) of the Indenture, all sums secured hereby shall automatically become due and payable without notice and without any action on the part of Beneficiary;

(b)     With or without notice, and without releasing Trustor from any Secured Obligation, and without becoming a mortgagee in possession, to cure any breach or Event of Default of Trustor and, in connection therewith, to enter upon the Subject Property and do such acts and things as Beneficiary or Trustee deem necessary or desirable to protect the security hereof, including, without limitation: (i) to appear in and defend any action or proceeding purporting to affect the security of this Deed of Trust or the rights or powers of Beneficiary under this Deed of Trust; (ii) to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the sole judgment of either Beneficiary or Trustee, is or may be senior in priority to this Deed of Trust, the judgment of Beneficiary or Trustee being conclusive as between the parties hereto; (iii) to obtain insurance; (iv) to pay any premiums or charges with respect to insurance required to be carried under this Deed of Trust; or (v) to employ counsel, accountants, contractors and other appropriate Persons;

(c)     To commence and maintain an action or actions in any court of competent jurisdiction to foreclose this instrument in any manner provided by law for the foreclosure of deeds of trust or mortgages on real property, including as a mortgage or to obtain specific enforcement of the covenants of Trustor hereunder, the power of sale, and to sell, as an entirety or as separate lots or parcels, the Subject Property, and Trustor agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought under this subparagraph, Trustor waives the defense of laches and any applicable statute of limitations;

(d)     Without regard to the value, adequacy or occupancy of the security for the Obligations, to apply to a court of competent jurisdiction for and obtain the appointment of a receiver of the Subject Property to enter upon and take possession of the Subject Property and to collect all Rents and apply the same as the court may direct, and such receiver may be appointed by any court of competent jurisdiction upon application by Beneficiary as a matter of strict right and without regard to the adequacy of the security for the repayment of the Obligations, the existence of a declaration that the Obligations are immediately due and payable, or the filing of a notice of default. Beneficiary may have a receiver appointed without notice to Trustor or any third party, and Beneficiary may waive any requirement that the receiver post a bond. Beneficiary shall have the power to designate and select the person who shall serve as the receiver and to negotiate all terms and conditions under which such receiver shall serve. Any receiver appointed on Beneficiary's behalf may be an affiliate of Beneficiary. The expenses, including receiver's fees, attorneys' fees and expenses, costs and agent's compensation, incurred pursuant to the powers herein contained shall be secured by this Deed of Trust. The right to enter and take possession of and to manage and operate the Subject Property and to collect all Rents, whether by a receiver or otherwise, shall be cumulative to any other right or remedy available to Beneficiary under this Deed of Trust or the Bond Documents or otherwise available to Beneficiary and may be exercised concurrently therewith or independently thereof. Beneficiary shall be liable to account only for such Rents (including, without limitation, security deposits) actually received by Beneficiary, whether received pursuant to this Section or any other provision hereof. Notwithstanding the appointment of any receiver or other custodian, subject to the Gaming Laws, Beneficiary shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Deed of Trust to, Beneficiary;

(e)     To enter upon, possess, manage and operate the Subject Property or any part thereof, to take and possess all documents, books, records, papers and accounts of Trustor or the then owner of the Subject Property, to make, terminate, enforce or modify Leases of the Subject Property upon such terms and conditions as Beneficiary deems proper, to make repairs, alterations and improvements to the Subject Property as necessary, in Trustee's or Beneficiary's sole judgment, to protect or enhance the security hereof;

(f)     To cause the Subject Property to be sold to satisfy the Obligations, by judicial or non-judicial foreclosure. In the event that Beneficiary elects to proceed by nonjudicial foreclosure, then, upon instruction from Beneficiary, Trustee shall cause the sale of the Subject Property shall be advertised for three (3) consecutive weeks preceding the sale in a newspaper published in the county where the Subject Property is situated, or if none is so published, then in some newspaper having a general circulation therein, and by posting a notice for the same time at the courthouse of the same county. The notice and advertisement shall disclose the name of Trustor as the original debtor in this Deed of Trust. Trustor waives the provisions of Section 89-1-55 of the Mississippi Code of 1972, as amended, if any, as far as this section restricts the right of Trustee to offer at sale more than 160 acres at a time, and Trustee may offer the Subject Property as a whole, regardless of how it is described. If the Subject Property is situated in two (2) or more counties, or in two (2) judicial districts of the same county, Trustee shall have full power to select in which county, or judicial district, the sale of the Subject Property is to be made, and Trustee's selection shall be binding upon Trustor and Beneficiary. Should Beneficiary be a corporation, limited liability company, partnership, unincorporated association, or other entity, then any officer or representative thereof may declare Trustor to be in default and request Trustee to sell the Subject Property. Trustee may sell all or any portion of the Subject Property, together or in lots or parcels, and shall execute and deliver to the purchaser or purchasers of such Subject Property good and sufficient deeds of conveyance of fee simple title with covenants of general warranty made on behalf of Trustor. In no event shall Trustee be required to exhibit, present or display at any such sale any of the personalty described herein to be sold at such sale. Payment of the purchase price to Trustee shall satisfy the obligation of the purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The sale or sales by Trustee of less than the whole of the Subject Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Subject Property shall be sold, and if the proceeds of such sale or sales of less than the whole of the Subject Property shall be less than the aggregate of the Obligations and the expenses thereof, this Deed of Trust and the lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Subject Property just as though no sale or sales had been made; provided, however, that Trustor shall never have any right to require the sale or sales of less than the whole of the Subject Property, but Beneficiary shall have the right, at its sole election, to request Trustee to sell less than the whole of the Subject Property. If default is made hereunder, the holder of the Obligations or any part thereof on which the payment is delinquent shall have the option to proceed with foreclosure in satisfaction of such items either through judicial proceedings or by directing Trustee to proceed under power of sale, conducting the sale as herein provided without declaring the entire amount of the Obligations due, and if sale is made because of default of an installment, or a part of an installment, such sale may be made subject to the unmatured part of the Obligations; and it is agreed that such sale, if so made, shall not in any manner affect the unmatured part of the Obligations, but as to such unmatured part this Deed of Trust shall remain in full force and effect as though no sale had been made under the provisions of this paragraph. Several sales may be made hereunder without exhausting the right of any sale for any unmatured part of the Obligations. At any such sale (i) Trustor hereby agrees, in its behalf and in behalf of its heirs, executors, administrators, successors, personal representatives and assigns, that any and all recitals made in any deed of conveyance given by Trustee with respect to the identity of Beneficiary, the occurrence or existence of any default, the acceleration of the maturity of any of the Obligations, the request to sell, the notice of sale, the giving of notice to all debtors legally entitled thereto, the time, place, terms, and manners of sale, and receipt, distribution and application of the money realized therefrom, or the due and proper appointment of a substitute Trustee, and, without being limited by the foregoing, with respect to any other act or thing having been duly done by Beneficiary or by Trustee hereunder, shall be taken by all courts of law and equity as prima facie evidence that the statements or recitals state facts and are without further question to be so accepted, and Trustor hereby ratifies and confirms every act that Trustee or any substitute Trustee hereunder may lawfully do in the Subject Property by virtue hereof, and (ii) the purchase may disaffirm any easement granted, or rental, lease or other contract made, in violation of any provision of this Deed of Trust, and make immediate possession of the Subject Property free from, and despite the terms of, such grant of easement and rental or lease contract, to the extent allowed by Mississippi law. Beneficiary may bid and become the purchaser of all or any part of the Subject Property at any Trustee's or foreclosure sale hereunder, and the amount of Beneficiary's successful bid may be credited against the Obligations;

(g)     To resort to and realize upon the security hereunder and any other security now or later held by Beneficiary concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both, and to apply the proceeds received upon the Obligations all in such order and manner as Trustee and Beneficiary, or either, determine in their sole discretion;

(h)    Upon sale of the Subject Property at any judicial or non-judicial foreclosure, Beneficiary may credit bid (as determined by Beneficiary in its sole and absolute discretion) all or any portion of the Obligations. In determining such credit bid, Beneficiary may, but is not obligated to, take into account all or any of the following: (i) appraisals of the Subject Property as such appraisals may be discounted or adjusted by Beneficiary in its sole and absolute underwriting discretion; (ii) expenses and costs incurred by Beneficiary with respect to the Subject Property prior to foreclosure; (iii) expenses and costs which Beneficiary anticipates will be incurred with respect to the Subject Property after foreclosure, but prior to resale, including, without limitation, costs of structural reports and other due diligence, costs to carry the Subject Property prior to resale, costs of resale commissions, attorneys' fees and taxes, costs of any hazardous materials clean-up and monitoring, costs of deferred maintenance, repair, refurbishment and retrofit, costs of defending or settling litigation affecting the Subject Property, and lost opportunity costs (if any), including the time value of money during any anticipated holding period by Beneficiary; (iv) declining trends in real property values generally and with respect to properties similar to the Subject Property; (v) anticipated discounts upon resale of the Subject Property as a distressed or foreclosed property; (vi) the fact of additional collateral (if any), for the Obligations: and (vii) such other factors or matters that Beneficiary (in its sole and absolute discretion) deems appropriate. In regard to the above, Trustor acknowledge and agrees that: (w) Beneficiary is not required to use any or all of the foregoing factors to determine the amount of its credit bid; (x) this Section does not impose upon Beneficiary any additional obligations that are not imposed by law at the time the credit bid is made; (y) the amount of Beneficiary's credit bid need not have any relation to any loan-to-value ratios specified in the Bond Documents or previously discussed between Trustor and Beneficiary; and (z) Beneficiary's credit bid may be (at Beneficiary's sole and absolute discretion) higher or lower than any appraised value of the Subject Property.

(i)    To apply any sums then deposited or held in escrow or otherwise by or on behalf of Beneficiary in accordance with the terms of the Indenture, this Deed of Trust or any other Bond Document to secure payment of Secured Obligation pursuant to the Indenture.

Every right, power and remedy granted to Trustee or Beneficiary in this Deed of Trust shall be cumulative and not exclusive, and in addition to all rights, powers and remedies granted at law or in equity or by statute, and each such right, power and remedy may be exercised from time to time and as often and in such order as may be deemed expedient by Trustee or Beneficiary, and the exercise of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the time or thereafter, any other right, power or remedy.

6.2     Delivery of Foreclosure Sale Proceeds. After deducting all costs, fees and expenses of Trustee, and of this trust, including, without limitation, cost of evidence of title and attorneys' fees in connection with sale and costs and expenses of sale and of any judicial proceeding wherein such sale may be made, Trustee shall deliver all proceeds of any foreclosure sale to Beneficiary.

6.3     Application of Foreclosure Sale Proceeds and Other Sums. All sums received by Beneficiary under Section 3.3 or Section 6.1, less all costs and expenses incurred by Beneficiary or any receiver under Section 3.3 or Section 6.1, including, without limitation, attorneys' fees, shall be distributed to the Persons legally entitled thereto for application to the Obligations each in accordance with the Indenture and Security Agreement; provided, however, Beneficiary shall have no liability for funds not actually received by Beneficiary.

6.4    No Cure or Waiver. Neither Beneficiary's, nor Trustee's nor any receiver's entry upon and taking possession of all or any part of the Subject Property, nor any collection of rents, issues, profits, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum to any Secured Obligation, nor the exercise or failure to exercise of any other right or remedy by Beneficiary or Trustee or any receiver shall cure or waive any breach, Event of Default or notice of default under this Deed of Trust, or nullify the effect of any notice of default or sale (unless all Obligations then due have been paid and performed and Trustor has cured all other defaults), or impair the status of the security, or prejudice Beneficiary or Trustee in the exercise of any right or remedy, or be construed as an affirmation by Beneficiary of any tenancy, lease or option or a subordination of the lien of this Deed of Trust.

6.5     Payment of Costs, Expenses and Attorney's Fees. Trustor agrees to pay to Beneficiary immediately and without demand all costs and expenses incurred by Trustee and Beneficiary pursuant to Section 6.1 (including, without limitation, court costs and reasonable attorneys' fees, whether incurred in litigation or not) or as a result of any dispute arising under, or enforcement of, this Deed of Trust (or indemnities provided herein), with interest from the date of expenditure until said sums have been paid at the rate of interest then applicable to the principal balance of the Notes as specified therein. In addition, Trustor shall pay to Trustee all Trustee's fees hereunder and shall reimburse Trustee for all expenses incurred in the administration of this trust, including, without limitation, any attorneys' fees.

6.6     Power to File Notices and Cure Defaults. During the continuance of an Event of Default, Trustor hereby irrevocably appoints Beneficiary and its successors and assigns, as its attorney in-fact, which agency is coupled with an interest, (a), to execute and/or record any notices of completion, cessation of labor, or any other notices that Beneficiary deems appropriate to protect Beneficiary's interest, (b) upon the issuance of a deed pursuant to the foreclosure of this Deed of Trust or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment or further assurance with respect to the Leases and Payments in favor of the grantee of any such deed, as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Beneficiary's security interests and rights in or to any of the Collateral, and (d) Beneficiary may perform any obligation of Trustor hereunder; provided, however, that: (i) Beneficiary as such attorney in fact shall only be accountable for such funds as are actually received by Beneficiary; and (ii) Beneficiary shall not be liable to Trustor or any other Person or entity for any failure to act under this Section.

6.7    Reinstatement. This Deed of Trust shall remain in full force and effect and continue to be effective should any petition be filed by or against Trustor for liquidation or reorganization, should Trustor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Trustor's property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

ARTICLE VII. MISCELLANEOUS PROVISIONS

7.1     Additional Provisions. The Bond Documents contain or incorporate by reference the entire agreement of the parties with respect to matters contemplated herein and supersede all prior negotiations. The Bond Documents grant further rights to Beneficiary and contain further agreements and affirmative and negative covenants by Trustor which apply to this Deed of Trust and to the Subject Property and Collateral and such further rights and agreements are incorporated herein by this reference. In executing and delivering this Deed of Trust or otherwise acting hereunder the Beneficiary shall enjoy all the nights, protections, indemnities and immunity granted to it under the Indenture.

7.2     Merger. No merger shall occur as a result of Beneficiary's acquiring any other estate in, or any other lien on, the Subject Property unless Beneficiary consents to a merger in writing.

7.3     Obligations of Trustor, Joint and Several. If more than one Person has executed this Deed of Trust as "Trustor", the obligations of all such Persons hereunder shall be joint and several.

7.4     WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TRUSTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS DEED OF TRUST OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF BENEFICIARY IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF.

7.5     Waiver of Marshalling Rights. Trustor, for itself and for all parties claiming through or under Trustor, and for all parties who may acquire a lien on or interest in the Subject Property, hereby waives all rights to have the Subject Property and/or any other property, including, without limitation, the Collateral, which is now or later may be security for any Secured Obligation ("Other Property") marshalled upon any foreclosure of this Deed of Trust or on a foreclosure of any other lien or security interest against any security for any of the Obligations. Subject to the applicable Gaming Laws, Beneficiary shall have the right to sell, and any court in which foreclosure proceedings may be brought shall have the right to order a sale of, the Subject Property and any or all of the Collateral or Other Property as a whole or in separate parcels, in any order that Beneficiary may designate.

7.6     Rules of Construction; Definitions. When the identity of the parties or other circumstances make it appropriate, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. The term "Subject Property" means all and any part of the Subject Property and "Collateral" means all and any part of the Collateral, and any interest in the Subject Property and Collateral, respectively. Notwithstanding anything set forth herein, Trustor agrees and acknowledges that each of Trustor and Beneficiary has participated in the negotiation and drafting of this document, and the identity, interest or affiliation of its preparer. Capitalized terms not otherwise defined herein shall have the meaning given such terms in the Guaranty.

7.7     Successors in Interest. The terms, covenants, and conditions herein contained shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties hereto; provided, however, that this Section 7.7 does not waive or modify the provisions of any applicable provision in the Bond Documents regarding transfers of interest in the Subject Property or the Trustor or any of Trustor's Affiliates.

7.8     Execution In Counterparts. This Deed of Trust may be executed in any number of counterparts, each of which, when executed and delivered to Beneficiary, will be deemed to be an original and all of which, taken together, will be deemed to be one and the same instrument.

7.9     Mississippi Law. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of Mississippi without regard to conflict of law principles.

7.10     Incorporation. Exhibit A, as attached, is incorporated into this Deed of Trust be this reference.

7.11    Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Trustor or Beneficiary under this Deed of Trust shall be in writing and faxed, mailed, emailed or delivered at its respective facsimile number or address set forth below. All such notices and communications shall be effective (i) when sent by an overnight courier service of recognized standing, on the second Business Day following the deposit with such service; (ii) when mailed, first-class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (iii) when delivered by hand, upon delivery; and (iv) when sent by facsimile transmission or e-mail, upon confirmation of receipt.

Trustor:            Silver Slipper Casino Venture LLC
c/o Full House Resorts, Inc.
One Summerlin
1980 Festival Plaza Dr., Suite 680
Las Vegas, Nevada 89135
Attention: Daniel R. Lee
President and Chief Executive Officer
Tel. No. (702) 221-7800
Fax No. (702) 221-8101
E-mail: dleelv@me.com

With a Copy to:        Brownstein Hyatt Farber Schreck, LLP
410 Seventeenth Street - Suite 2200
Denver, CO 80202
Attention: Mark Oveson
Tel. No. (303) 223-1127
Fax No. (303) 223-0927
E-mail: moveson@BHFS.com

Beneficiary:        Wilmington Trust, National Association
Global Capital Markets
50 S. 6th Street, Suite 1290
Minneapolis, MN 55402
Attention: Lynn M. Steiner
Tel. No. (612) 217-5667
Fax No. (612) 217-5651
Email: lsteiner@wilmingtontrust.com

Trustee:            First National Financial Title Services LLC
120 Interstate North Parkway
Building 100, Suite #108
Atlanta, GA 30339
Tel. No. 770-330-0063

7.12    Request for Notice. Trustor hereby requests that a copy of any notice of default and notice of sale be mailed to Trustor at the address set forth in 7.11 of this Deed of Trust.

7.13    Gaming. This Deed of Trust is subject to the Gaming Laws and Liquor Laws. Without limiting the generality of the foregoing, such laws may limit Beneficiary's or Trustee's remedies and rights of entry. The parties hereto confirm that Section 4.30 of the Indenture is applicable to this Deed of Trust and the other Bond Documents.

7.14 Modifications. Trustor and Beneficiary may agree to change the interest rate and/or the maturity date applicable to the Obligations (to the extent provided in the other Bond Documents), release collateral for the Obligations or, to the extent provided in the other Bond Documents, otherwise alter any other term of the Bond Documents; none of such changes shall affect the priority of the lien created by this Deed of Trust.

[Signatures on following page]

IN WITNESS WHEREOF, Trustor has executed this Deed of Trust on the date of the acknowledgment of its signature below, to be effective as of the day and year set forth above.

Silver Slipper Casino Venture LLC, a
Delaware limited liability company

By:
Name:
Title:

STATE OF ________________
COUNTY OF _____________

Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of ______________________, 2018, within my jurisdiction, the within named ______________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed in the above and foregoing instrument and acknowledged that he/she executed the same in his/her representative capacity, and that by his/her signature on the instrument, and as the act and deed of the entity(ies) upon behalf of which he/she acted, executed the above and foregoing instrument, after first having been duly authorized so to do.

Notary Public
My Commission Expires:

This instrument prepared by Lisa M. Brill, Esq., 599 Lexington Avenue, New York, New York 10022. I affirm, under penalties for perjury, that I have taken reasonable care to redact each Social Security Number in this document, unless required by law.

Lisa M. Brill, Esq.

EXHIBIT "A"

LEGAL DESCRIPTION

PARCEL A Leasehold Interest

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), also being located in that portion of the NW 1/4 of the NW 1/4 lying north of Bayou Caddy, Section 29, Township 9 South, Range 14 West, Hancock County, Mississippi; and being more particularly described as follows:

Commence at an iron rod located at the intersection of the northwest right-of-way of Shipyard Road with the east line of Block 98, Gulfview Subdivision, said iron rod also being located at the following coordinates, N. 269352.04, E. 797139.03 (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 00° 11' 22" E 36.71 feet to the intersection of the east line of Block 98, Gulfview Subdivision, with the southeast right-of-way of Shipyard Road, said intersection being the Point of Beginning; thence N 54° 53' 02" E 36.68 feet along the southeast right-of-way of Shipyard Road; thence N 53° 55' 51" E 26.24 feet along the southeast right-of-way of Shipyard Road; thence N 47° 08' 34" E 66.03 feet along the new southeast right-of-way of Shipyard Road; thence N 45° 27' 37" E 165.84 feet along the new southeast right-of-way of Shipyard Road to the beginning of a curve to the left; thence northeasterly and northerly 92.72 feet along a curve of the new southeast and new east right-of-way of Shipyard Road, said curve having a central angle of 54° 12' 26" with a radius of 98.00 feet, also having a chord bearing and distance of N 18° 21' 24" E 89.30 feet to the end of said curve; thence N 08° 44' 49" W 343.72 feet along the new east right-of-way of Shipyard Road to the beginning of a curve to the right; thence northerly 50.85 feet along said curve of the new east right-of-way of Shipyard Road, said curve having a central angle of 18° 47' 54" with a radius of 155.00 feet, also having a chord bearing and distance of N 00° 39' 08" E 50.63 feet to the end of said curve; thence N 10° 03' 05" E 41.99 feet along the new east right-of-way of Shipyard Road to a point located on the now or former west right-of-way of Beach Boulevard; thence S 08° 44' 09" E 516.96 feet along said now or former west right-of-way of Beach Boulevard to a point located on the former south right-of-way of Shipyard Road; thence continue S 08° 44' 09" E 449.69 feet along said now or former west right-of-way of Beach Boulevard to a point located on the southerly edge of an existing bulkhead on the north side of Bayou Caddy; thence meander southwesterly 262.6 feet, more or less, along said south edge of and existing bulkhead to a point located at the following coordinates, N. 268971.14, E. 797247.61, said point also being located at the most easterly corner of a parcel of land with an existing water tower; thence along the boundary of the water tower parcel the following five courses, N 18° 21' 46" W 49.85 feet, N 75° 27' 27" W 20.25 feet, S 71° 38' 14" W 27.58 feet, thence S 00° 04' 51" E 17.29 feet, S 18° 21' 46" E 44.43 feet to a point located on said south edge of and existing bulkhead; thence meander southwesterly 348.1 feet, more or less, along said south edge of an existing bulkhead and along the south edge of an existing concrete dock to a point located at the corner of said dock, said point having the following coordinates, N. 268920.55, E. 796859.08; thence N 88° 38' 51" W 43.26 feet to a point in a canal; thence N 02° 59' 02" W 160.73 feet along the east line of property now or formerly to John Ladner & Terryl Ladner (W.D. Book X5, Page 14), to a point located on the southeast right-of-way of Shipyard Road; thence N 54° 53' 02" E 405.48 feet along said southeast right-of-way of Shipyard Road to the said Point of Beginning.

PARCEL B Leasehold Interest

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

For the Point of Beginning, Commence at an iron rod located at the intersection of the northwest right-of-way of Shipyard Road, with the east line of Block 98, Gulfview Subdivision, said iron rod also being located at the following coordinates, N. 269352.04, E. 797139.03 (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 54° 50' 16" W 407.80 feet along said northwest right-of-way of Shipyard Road to the intersection with the east line of property now or formerly to Terryl M. Ladner (W.D. Book BB23, Pages 240-241); thence N 02° 59' 02" W 111.76 feet, more or less, to a point on the southern bank of a canal, said point being the northeast corner of property now or formerly to Terryl M. Ladner; thence meander southwesterly 170 feet, more or less, along said southern bank of a canal to the northwest corner of property now or formerly to Terryl M. Ladner; thence S 02° 59' 02" E 57.53 feet, more or less, along the west line of said property now or formerly to Terryl M. Ladner, to a point having the following coordinates N 269077.62, E. 796663.60; thence S 89° 48' 38" W 245.10 feet to a point in a canal; thence N 00° 52' 43" E 237.79 feet to a point in a canal; thence N 00° 05' 36" E 243.76 feet to a point in a canal, said point also being located on the now or former south right-of-way of Featherston Avenue (not open/now vacated); thence S 89° 48' 38" W 604.20 feet along said now or former south right-of-way of Featherston Avenue to a point located on the now or former east right-of-way of Ann Street, said point also being the northwest corner of Lot 8, Block 76, Gulfview Subdivision, said point also being located at the following coordinates, N. 269556.34, E. 795818.34; thence N 00° 11' 22" W 510.00 feet along the now or former east right-of-way of Ann Street to a point located on the now or former centerline of Waite Avenue (not open/now vacated);

thence N 89° 48' 38" E 885.00 feet along said now or former centerline to the intersection of the now or former centerline of Michigan Street (not open/now vacated); thence N 00° 11' 22" W 480.00 feet along said former centerline of Michigan Street to the intersection of the now or former centerline of Lowry Avenue (not open/now vacated); thence N 89° 48' 38" E 561.21 feet along the now or former centerline of Lowry Avenue to a point located on the west right-of-way of Beach Boulevard, said point also being located 60 feet (measured at a right angle) westerly from the west side of the top of a concrete seawall being located east of and contiguous with said Beach Boulevard, said point having the following coordinates, N. 270551.12, E. 797261.27; thence S 07° 19' 28" E 30.23 feet along said west right-of-way of Beach Boulevard to a point located on the north line of Lot 1, Block 100, Gulfview Subdivision; thence S 08° 44' 36" E 323.60 feet along the west right-of-way of Beach Boulevard to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision; thence N 89° 48' 38" E 25.03 feet along the north line of said Lot 7 to a point, said point also being located at the south end of a right-of-way for Beach Boulevard, said point also being located on the new west right-of-way of Shipyard Road; thence southerly 19.34 feet along a curve of the new west right-of-way of Shipyard Road, said curve being concave to the west, having a central angle of 08° 12' 33" with a radius of 135.00 feet, also having a chord bearing and distance of S 05° 56' 49" W 19.33 feet to the end of said curve; thence S 10° 03' 05" W 191.64 feet along the new west right-of-way of Shipyard Road to the beginning of a curve to the left; thence southerly 60.70 feet along a curve of the new west right-of-way of Shipyard Road, said curve having a central angle of 18° 47' 54" with a radius of 185.00 feet, also having a chord bearing and distance of S 00° 39' 08" W 60.43 feet to the end of said curve; thence S 08° 44' 49" E 343.72 feet along the new west right-of-way of Shipyard Road to the beginning of a curve to the right; thence southerly and southwesterly 64.33 feet along a curve of the new west and new northwest right-of-way of Shipyard Road, said curve having a central angle of 54° 12' 26" with a radius of 68.00 feet, also having a chord bearing and distance of S 18° 21' 24" W 61.96 feet to the end of said curve; thence S 45° 27' 37" W 165.40 feet along the new northwest right-of-way of Shipyard Road; thence S 47° 09' 52" W 66.93 feet along the northwest right-of-way of Shipyard Road; thence S 55° 01' 25" W 36.53 feet along the northwest right-of-way of Shipyard Road to the said Point of Beginning.

PARCEL C Leasehold Interest

All that portion of Beach Boulevard (now abandoned) lying south of the north line of Lot 7, Block 100, Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

Commence at the intersection of the north line of Lot 1, Block 100, Gulfview Subdivision with the west right-of-way of Beach Boulevard, said point being located at the following coordinates, N. 270521.13 feet, E. 797265.13 feet (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 08° 44' 36" E 323.60 feet along the west right-of-way of Beach Boulevard to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision; thence N 89° 48' 38" E 55.05 feet along the north line of said Lot 7 to the Point of Beginning, said point also being located at the south end of right-of-way for Beach Boulevard, said point also being located on the new right-of-way of Shipyard Road; thence continue N 89° 48' 38" E 5.63 feet to the west side of the top of a concrete seawall, said seawall being located east of and contiguous with now or former Beach Boulevard; thence meander along the west side of the top of a concrete seawall the following ten courses, S 08° 39' 32" E 10.55 feet, S 08° 40' 35" E 100.06 feet, S 08° 42' 08" E 80.83 feet, S 08° 36' 24" E 18.82 feet, S 08° 45' 41" E 100.59 feet, S 08° 46' 04" E 99.96 feet, S 08° 44' 59" E 99.52 feet, S 08° 44' 47" E 99.70 feet, S 08° 40' 43" E 100.10 feet, S 08° 43' 50" E 88.77 feet; thence N 81 ° 11' 47" E 2.95 feet to the northwest corner of a Public Trust Tidelands Lease parcel; thence S 08° 48' 13" E 299.95 feet along the west line of a Public Trust Tidelands Lease parcel to a point located on the southerly edge of an existing bulkhead on the north side of Bayou Caddy, thence meander westerly and southerly along the edge of said bulkhead the following four courses, S 81° 26' 42" W 36.52 feet, S 06° 34' 36" E 32.37 feet, S 83° 24' 18" W 17.73 feet, S 73° 55' 30" W 7.67 feet to a point located on the now or formerly west right-of-way of Beach Boulevard; thence N 08° 44' 09" W 449.69 feet along said now or formerly west right-of-way of Beach Boulevard to a point located on the former south right-of-way of Shipyard Road; thence continue N 08° 44' 09" W 516.96 feet along said now or former west right-of-way of Beach Boulevard to a point located on the new west right-of-way of Shipyard Road; thence N 10° 03' 05" E 149.65 feet along the new east right-of-way of Shipyard Road to the beginning of a curve to the left; thence northerly 24.70 feet along said curve of the new east right-of-way of Shipyard Road, said curve having a central angle of 08° 34' 43" with a radius of 165.00 feet, also having a chord bearing and distance of N 05° 45' 43" E 24.68 feet to the said Point of Beginning.

PARCEL F Non-Exclusive Easement Interest

A parcel of land (easement) located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), also being located in that part of the NE 1/4 of the NE 1/4 lying north of Bayou Caddy in Section 30, Township 9 South, Range 14 West, Hancock County, Mississippi; and being more particularly described as follows:

For the Point of Beginning, Commence at an iron rod located at the southwest corner of Lot 9, Block 77, Gulfview Subdivision, said iron rod also being located at the following coordinates, N. 269050.32, E. 796270.02 (M.S.P.C.S.-East Zone/NAD 83 in feet); thence N 76° 46' 38" W 133.64 feet; thence N 89° 48' 38" E 130.00 feet to the west line of said Lot 9, Block 77; thence S

80° 41' 59" E 50.69 feet; thence N 87° 51' 33" E 98.62 feet to a point in a canal; thence N 89° 48' 38" E 245.10 feet to a point located on the west line of property now or formerly to Terryl M. Ladner, said point having the following coordinates, N. 269077.62, E. 796663.60; thence S 02° 59' 02" E 37.58 feet along said west line of property now or formerly to Terryl M. Ladner (W.D. Book BB23, Pages 240-241), to a point located on the northwest right-of-way of Shipyard Road; thence S 66° 39' 08" W 27.82 feet along said northwest right-of-way of Shipyard Road to a point located on the east line of property now or formerly to Strong (W.D. Book AA5, Pages 33-35); thence N 02° 50' 06" W 10.18 feet along said east line of property now or formerly to Strong, to the southeast corner of a parcel of land conveyed by Strong to Cure, et al (W.D Book BB94, Pages 576-578); thence S 88° 53' 02" W 90.00 feet along the south line of said parcel of land conveyed by Strong to Cure, et al; thence N 74° 12' 03" W 22.44 feet; thence N 87° 11' 53" W 69.68 feet; thence S 87° 51' 33" W 150.40 feet; thence N 76° 46' 38" W 39.06 feet to the said Point of Beginning.

PARCEL G Leasehold Interest

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

Commence at an iron rod located at the southwest corner of Lot 9, Block 77, Gulfview Subdivision, said iron rod also being located at the following coordinates, N. 269050.32, E. 796270.02 (M.S.P.C.S.-East Zone/NAD 83 in feet); thence N 00° 11' 22" W 31.00 feet along the west line of Block 77 to the Point of Beginning; thence S 89° 48' 38" W 130.00 feet; thence N 81° 05' 57" W 50.64 feet; thence N 77° 18' 52" W 71.81 feet; thence N 85° 02' 49" W 100.40 feet; thence S 89° 48' 38" W 100.00 feet to the west line of Block 76, Gulfview Subdivision; thence N 00° 11' 22" W 443.51 feet along said west line of Block 76, to the northwest corner of Lot 8, Block 76, Gulfview Subdivision; thence N 89° 48' 38" E 450.00 feet along the north line of said Block 76 and the easterly projection thereof to the northwest corner of Lot 8, Block 77, Gulfview Subdivision; thence S 00° 11' 22" E 476.51 feet along the west line of said Block 77 to the said Point of Beginning.

PARCEL H Non-exclusive Easement Interest / a.k.a Water Tower Site

A parcel of land located in that portion of the NW 1/4 of the NW 1/4 lying north of Bayou Caddy in Section 29, Township 9 South, Range 14 West, Hancock County, Mississippi; and being more particularly described as follows:

Commence at an iron rod located at the intersection of the northwest right-of-way of Shipyard Road with the east line of Block 98 Gulfview Subdivision, said iron rod also being located at the following coordinates, N. 269352.04, E. 797139.03 (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 00° 11' 22" E 36.71 feet to the intersection of the east line of Block 98, Gulfview Subdivision with the southeast right-of-way of Shipyard Road; thence N 54° 53' 02" E 36.68 feet along the southeast right-of-way of Shipyard Road; thence N 53° 55' 51" E 20.43 feet along the southeast right-of-way of Shipyard Road; thence S 00° 04' 51" E 333.61 feet to the Point of Beginning; thence N 71° 38' 14" E 27.58 feet; thence S 75° 27' 27" E 20.25 feet; thence S 18° 21' 46" E 49.85 feet to a point located on the south edge of an existing bulkhead, said point being located at the following coordinates, N. 268971.14, E. 797247.61; thence S 71° 38' 14" W 50.00 feet along said south edge of an existing bulkhead; thence N 18° 21' 46" W 44.43 feet; thence N 00° 04' 51" W 17.29 feet to the said Point of Beginning.

PARCEL I (Intentionally Omitted.)

PARCEL J Leasehold Interest

Commencing at a concrete post which is the Southwest corner of Section 36, Tp.8S, R15W; thence East 828.5 feet along the Section line to an iron pipe, thence North 1037.5 feet, more or less, to an iron pipe on the South line of R.O.W. of U.S. Highway 90 as the point of beginning; thence North 88 degrees 7 minutes West 128 feet, more or less, along the South line of the above mentioned ROW to a point which is 43 feet East of the East Driveway; thence South 180 feet to a point; thence S 88 degrees 7 minutes E 128 feet, more or less, to a point which is due South of the point of beginning, thence N. 180 feet to the point of beginning; being a part of the S W 1/4 of the SW 1/4, Section 36, Township 8 S., Range 15W., Hancock County, Mississippi.

PARCEL "K" (Leasehold Interest)

ADDED TO DESCRIPTION OF THE PROPERTY

Abandoned Roadway Parcel (Leasehold Interest)

FORMER R.O.W. FOR SHIPYARD ROAD (2006)

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

Commence at the intersection of the north line of Lot 1, Block 100, Gulfview Subdivision with the west right-of-way of Beach Boulevard, said point being located at the following coordinates, N. 270521.13 feet, E. 797265.13 feet (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 08° 44' 36" E 323.60 feet along the west right-of-way of Beach Boulevard to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision; thence N 89° 48' 38" E 25.03 feet along the north line of said Lot 7 to the Point Of Beginning, said point also being located at the south end of right-of-way for Beach Boulevard, said point also being located on the now or former west right-of-way of Shipyard Road; thence continue N 89° 48' 38" E 30.02 feet along the north line of said Lot 7, also being along the south end of right-of-way for Beach Boulevard; thence southerly 24.70 feet along a curve concave to the west, having a central angle of 08° 34' 43" with a radius of 165.00 feet, also having a chord bearing and distance of S 05° 45' 43" W 24.68 feet to the end of said curve; thence S 10° 03' 05" W 191.64 feet to the beginning of a curve to the left; thence southerly 50.85 feet along said curve having a central angle of 18° 47' 54" with a radius of 155.00 feet, also having a chord bearing and distance of S 00° 39' 08" W 50.63 feet to the end of said curve; thence S 08° 44' 49" E 343.72 feet to the beginning of a curve to the right; thence southerly and southwesterly 92.72 feet along said curve having a central angle of 54° 12' 26" with a radius of 98.00 feet, also having a chord bearing and distance of S 18° 21' 24" W 89.30 feet to the end of said curve; thence S 45° 27' 37" W 165.84 feet; thence S 47° 08' 34" W 66.03 feet; thence S 53° 55' 51" W 26.24 feet; thence S 54° 53' 02" W 36.68 feet; thence S 54° 53' 02" W 405.48 feet to a point located at the northeast corner of property now or formerly to John Ladner & Terryl Ladner (W.D. Book X5, Page 14); thence N 02° 59' 02" W 35.15 feet to a point located at the southeast corner of property now or formerly to Terryl M. Ladner (W.D. Book BB23, Pages 240-241); thence N 54° 50' 16" E 407.80 feet; thence N 55° 01' 25" E 36.53 feet; thence N 47° 09' 52" E 66.93 feet; thence N 45° 27' 37" E 165.40 feet to the beginning of a curve to the left; thence northeasterly and northerly 64.33 feet along said curve having a central angle of 54° 12' 26" with a radius of 68.00 feet, also having a chord bearing and distance of N 18° 21' 24" E 61.96 feet to the end of said curve; thence N 08° 44' 49" W 343.72 feet to the beginning of a curve to the right; thence northerly 60.70 feet along said curve having a central angle of 18° 47' 54" with a radius of 185.00 feet, also having a chord bearing and distance of N 00° 39' 08" E 60.43 feet to the end of said curve; thence N 10° 03' 05" E 191.64 feet to the beginning of a curve to the left; thence northerly 19.34 feet along said curve having a central angle of 08° 12' 33" with a radius of 135.00 feet, also having a chord bearing and distance of N 05° 56' 49" E 19.33 feet to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision, said point also being located at the south end of right-of-way for Beach Boulevard, also said point being the said Point Of Beginning.

PARCEL L

LESS AND EXCEPTED FROM PARCELS A, B, C AND K:
RELOCATED ROADWAY PARCEL

NEW R.O.W. FOR SHIPYARD ROAD (2006)

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

Commence at the intersection of the north line of Lot 1, Block 100, Gulfview Subdivision with the west right-of-way of Beach Boulevard, said point being located at the following coordinates, N. 270521.13 feet, E. 797265.13 feet (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 08° 44' 36" E 323.60 feet along the west right-of-way of Beach Boulevard to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision; thence N 89° 48' 38" E 40.60 feet along the north line of said Lot 7, also being along the south end of right-of-way for Beach Boulevard; thence S 11° 36' 42" W 25.62 feet; thence S 10° 02' 59" W 190.35 feet to the beginning of a curve to left; thence southerly 54.43 feet along said curve having a central angle of 19° 00' 52" with a radius of 164.00 feet, also having a chord bearing and distance of S 00° 32' 33" W 54.18 feet to the end of said curve; thence S 08° 57' 53" E 96.61 feet; thence S 08° 44' 21" E 141.83 feet to the beginning of a curve to the right; thence southerly and southwesterly 65.31 feet along said curve having a central angle of 49° 53' 41" with a radius of 75.00 feet, also having a chord bearing and distance of S 16° 12' 30" W 63.27 feet to the end of said curve; thence S 41° 09' 20" W 137.98 feet to the beginning of a curve to the right; thence southwesterly and westerly 34.94 feet along said curve having a central angle of 40° 02' 27" with a radius of 50.00 feet, also having a chord bearing and distance of S 61° 10' 34" W 34.24 feet to the end of said curve; thence S 81° 11' 47" W 53.04 feet to the beginning of a curve to the left; thence westerly and southwesterly 49.90 feet along said curve having a central angle of 57° 10' 47" with a radius of 50.00 feet, also having a chord bearing and distance of S 52° 36' 23" W 47.85 feet to the end of said curve; thence S 24° 01' 00" W 90.89 feet to the beginning of a curve to the right; thence southerly and southwesterly 39.03 feet along said curve having a central angle of 30° 00' 50" with a radius of 74.50 feet, also having a chord bearing and distance of S 39° 01' 25" W 38.58 feet to the end of said curve; thence S 54° 01' 50" W 168.09 feet to the beginning of a curve to the left; thence southwesterly and southerly 27.52 feet along said curve having a central angle of 39° 55' 07" with a radius of 39.50 feet, also having a chord bearing and distance of S 34° 04' 16" W 26.97 feet to the end of said curve; thence S 14° 06' 43" W 78.39 feet to the beginning of a curve to the right; thence southerly and southwesterly 54.02 feet along said curve having a central angle of 40° 43' 33" with a radius of 76.00 feet, also having a chord bearing and distance of S 34° 28' 30" W 52.89 feet to the end of said curve; thence S 54° 50' 16" W 91.05 feet to a point located on the east line of property now or formerly to John Ladner & Terryl Ladner (W.D. Book X5, Page 14); thence N 02° 59' 02" W 42.53 feet to a point located on the east line of property now or formerly to Terryl M. Ladner (W.D. Book BB23J Pages 240-241); thence N 54° 50' 16" E 68.40 feet to the beginning of a curve to the left; thence northeasterly and northerly 28.43 feet along said curve having a central angle of 40° 43' 33" with a radius of 40.00 feet, also having a chord bearing and distance of N 34° 28' 30" E 27.84 feet to the end of said curve; thence N 14° 06' 43" E 78.39 feet to the beginning of a curve to the right; thence northerly and northeasterly 52.60 feet along said curve having a central angle of 39° 55' 07" with a radius of 75.50 feet, also having a chord bearing and distance of N 34° 04' 16" E 51.54 feet to the end of said curve; thence N 54° 01' 50" E 168.09 feet to the beginning of a curve to the left; thence northeasterly and northerly 20.17 feet along said curve having a central angle of 30° 00' 50" with a radius of 38.50 feet, also having a chord bearing and distance of N 39° 01' 25" E 19.94 feet to the end of said curve; thence N 24° 01' 00" E 121.25 feet to the beginning of a curve to the right; thence northeasterly and easterly 56.39 feet along said curve having a central angle of 57° 10' 47" with a radius of 56.50 feet, also having a chord bearing and distance of N 52° 36' 23" E 54.07 feet to the end of said curve; thence N 81° 11' 47" E 60.17 feet to the beginning of a curve to the left; thence easterly and northeasterly 39.48 feet along said curve having a central angle of 40° 02' 27" with a radius of 56.50 feet, also having a chord bearing and distance of N 61° 10' 34" E 38.69 feet to the end of said curve; thence N 41° 09' 20" E 103.84 feet to the beginning of a curve to the left; thence northeasterly and northerly 33.96 feet along said curve having a central angle of 49° 53' 41" with a radius of 39.00 feet, also having a chord bearing and distance of N 16° 12' 30" E 32.90 feet to the end of said curve; thence N 08° 44' 21" W 141.76 feet; thence N 08° 57' 53" W 96.54 feet to the beginning of a curve to the right; thence northerly 66.37 feet along said curve having a central angle of 19° 00' 52" with a radius of 200.00 feet, also having a chord bearing and distance of N 00° 32' 33" E 66.07 feet to the end of said curve; thence N 10° 02' 59" E 190.36 feet; thence North 18.68 feet to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision, said point also being located at the south end of right-of-way for Beach Boulevard, also said point being the said Point of Beginning.

EXHIBIT B

INDEXING INSTRUCTIONS

APN:    58-06-02-021-001.000-004,
58-03-35-029-001.004-004,
58-03-35-029-001.001-004,
58-06-02-021-003.000-004,
58-06-02-021-004.000-004,
58-06-02-021-002.000-004,
58-004-90-00-0275

Recording requested by, and when
recorded return to:

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022
Attn: Lisa M. Brill, Esq.

THIS MORTGAGE SECURES A NOTE WHICH PROVIDES FOR
A VARIABLE INTEREST RATE

FIRST LIEN MORTGAGE, LEASEHOLD MORTGAGE, FIXTURE FILING AND
SECURITY AGREEMENT WITH
ABSOLUTE ASSIGNMENT OF LEASES AND RENTS

THIS FIRST LIEN MORTGAGE, LEASEHOLD MORTGAGE, FIXTURE FILING AND SECURITY AGREEMENT WITH ABSOLUTE ASSIGNMENT OF LEASES AND RENTS, ("Mortgage"), made as of February __, 2018, by GAMING ENTERTAINMENT (INDIANA) LLC, a Nevada limited liability company ("Mortgagor"), for the benefit of WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent (the "Collateral Agent" or "Mortgagee"). Unless otherwise defined herein, all capitalized terms used in this Mortgage shall have the respective meanings assigned in the Indenture referred to below.

RECITALS

A.    As of the date hereof, Mortgagor has executed that certain Guaranty Agreement for the benefit of Mortgagee (the "Guaranty"), which Guaranty guarantees the obligations of Full House Resorts, Inc. ("Borrower"), an affiliate of Mortgagor, arising out of, among other things:

(i)    That certain Notes Purchase Agreement dated as of the date hereof, executed by Borrower, Mortgagee, the Guarantors, and the Purchasers party thereto from time to time (the "Purchasers") (as supplemented, modified, amended, extended or restated from time to time, the "Notes Purchase Agreement") pursuant to which, among other things, Borrower agrees to issue to the Purchasers Senior Secured Notes due in 2024 in the maximum aggregate principal amount of One Hundred Million Dollars ($100,000,000.00) (the "Notes");

(ii)    That certain Indenture dated as of the date hereof, executed by Borrower, the Guarantors and Mortgagee (as supplemented, modified, amended, extended or restated from time to time) pursuant to which Borrower has authorized the issuance of the Notes (the "Indenture") to the registered holders thereof (the "Noteholders" or "Holders");

(iii)    Those certain Notes executed by Borrower and payable to the order of each of the Noteholders for the purpose of evidencing Borrower's obligation (among other obligations) to repay amounts advanced under the Indenture, together with accrued interest thereon; and

(iv)    The final maturity date of the obligations secured hereby is February 2, 2024.

NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained and in the other Bond Documents, the parties hereto hereby agree as follows:

ARTICLE I. GRANT OF MORTGAGE

For the purposes of and upon the terms and conditions set forth in this Mortgage, Mortgagor irrevocably mortgages and warrants to Mortgagee with, to the extent permitted by law, right of entry and possession, all that real property and the leasehold estate in real property under that certain Hotel Lease/Purchase Agreement, dated as of August 15, 2013, by and between rising Sun/Ohio County First, Inc., as landlord, and Gaming Entertainment (Indiana) LLC, as tenant, as amended or modified from time to time (the "Hotel Lease"), a Memorandum of Hotel Lease/Purchase Agreement dated March 16, 2016 being recorded on March 28, 2016 as Instrument No. 20160191, located in the City of Rising Sun, County of Ohio, State of Indiana, described on Exhibit A attached hereto, together with all development rights or credits, air rights, water, water rights and water stock related to the real property, and all minerals, oil and gas, and other hydrocarbon substances in, on or under the real property, and all appurtenances, easements, rights and rights of way appurtenant or related thereto; all buildings, other improvements and fixtures now or hereafter located on the real property, including, but not limited to, the vessel known as the Grand Victoria II, Official Number 1027644, and all apparatus, equipment, and appliances used in the operation or occupancy of the real property, it being intended by the parties that all such items shall be conclusively considered to be a part of the real property, whether or not attached or affixed to the real property (the "Improvements"); all interest or estate which Mortgagor may hereafter acquire in the property described above, and all additions and accretions thereto; all present and future interest of Mortgagor as lessor, licensor, franchisor, grantor or similar party to any occupancy agreement now or hereinafter related to the Improvements; all right, title and interest of Mortgagor in any present or future awards or payments including any right to receive the same; the Collateral (as defined in Section 4.1); and the rents, issues, earnings, income and proceeds of any of the foregoing; (all of the foregoing, whether now owned or hereafter acquired, being collectively referred to as the "Subject Property"). The listing of specific rights or property shall not be interpreted as a limit of general terms.

ARTICLE II. OBLIGATIONS SECURED

2.1    Obligations Secured. Mortgagor makes this grant and assignment for the purpose of securing the following obligations (collectively, the "Secured Obligations"):

(a)    All liabilities and obligations, howsoever arising, owed by the Mortgagor to the Trustee, Collateral Agent and Noteholders. Parties of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, in each case, pursuant to the terms of the Guaranty, this Mortgage or any of the other Bond Documents to which the Mortgagor is a party; and;

(b)    All modifications, extensions and renewals of any of the obligations secured hereby, however evidenced, including, without limitation: (i) modifications of the required principal payment dates or interest payment dates or both, as the case may be, deferring or accelerating payment dates wholly or partly; (ii) modifications, extensions or renewals at a different rate of interest whether or not in the case of a note, the modification, extension or renewal is evidenced by a new or additional promissory note or notes and (iii) increases or decreases in the maximum amount of the Notes or any reallocation between such facilities.

2.2    Future Advances. The maximum amount of principal secured hereby (including disbursements that the Noteholders may, but shall not be obligated to, make under this Mortgage, the Indenture, Notes Purchase Agreement or any other document with respect thereto) shall not exceed ONE HUNDRED MILLION DOLLARS ($100,000,000), which amount shall not be reduced by (a) prepayments from time to time outstanding on the Notes or (b) repayments by Borrower from any funding source. This Mortgage shall be valid and have priority to the extent of the maximum amount secured hereby, including interest and any protective advances made by the Noteholders with respect to the Subject Property, over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the Subject Property given priority by law. Future obligations or advances made by Noteholders to Borrower in the aggregate up to Two Hundred Million and 00/100 Dollars ($200,000,000.00), shall, in each instance, be secured by this Mortgage in accordance with Indiana Code ß 32-29-1-10. Such future advances, with interest thereon, shall be secured by this Mortgage, whether made: (i) under the Notes; (ii) under this Mortgage; (iii) under the Indenture; (iv) under any other document executed incident to the Notes, this Mortgage or the Indenture; or (v) under any amendment, substitution, renewal, replacement or modification of the Notes, this Mortgage, the Indenture, or any related documents when evidenced by amendment, substitution, renewal, replacement or modification agreements or notes stating that such agreements or notes are secured by this Mortgage.

2.3    Incorporation. All terms of the Secured Obligations and the documents evidencing such obligations are incorporated herein by this reference. All Persons who may have or acquire an interest in the Subject Property shall be deemed to have notice of the terms of the Secured Obligations and to have notice, if provided therein, that: (a) the Notes, Indenture or the Notes Purchase Agreement may permit borrowing, repayment and re-borrowing so that repayments shall not reduce the amounts of the Secured Obligations; and (b) the rate of interest on one or more Secured Obligations may vary from time to time.

2.4    Obligations. The term "obligations" is used herein in its broadest and most comprehensive sense and shall be deemed to include, without limitation, all interest and charges, prepayment charges (if any), fees, expenses, indemnities, late charges and loan fees at any time accruing or assessed on any of the Secured Obligations (and shall include interest that accrues after the commencement of any bankruptcy or other insolvency proceeding by or against the Mortgagor, whether or not allowed or allowable) and all the foregoing shall be part of the Secured Obligations.

ARTICLE III. ASSIGNMENT OF LEASES AND RENTS

3.1    Representations, Warranties and Covenants. Mortgagor represents, warrants and covenants that: (a) there are no material space leases, licenses or other occupancy agreements relating to the management, leasing or operation of the Subject Property or any portion thereof other than those that have been submitted to Mortgagee as of the date hereof ("Leases") in effect as of the date hereof; and (b) no material Leases shall be entered into by Mortgagor that would materially and adversely affect Mortgagee without Mortgagee's prior written consent or as otherwise permitted under the Indenture, which consent may not be unreasonably withheld.

3.2    Assignment. Other than the Excluded Collateral (as defined in the Security Agreement) and subject to Gaming Laws and Liquor Laws, Mortgagor hereby irrevocably assigns to Mortgagee all of Mortgagor's right, title and interest in, to and under: (a) all Leases and all other agreements of any kind relating to the use or occupancy of the Subject Property or any portion thereof, whether now existing or entered into after the date hereof; and (b) the rents, issues, deposits and profits of the Subject Property, including, without limitation, all amounts payable and all rights and benefits accruing to Mortgagor under the Leases ("Payments"). The term "Leases" shall also include all guarantees of and security for the lessees' performance thereunder, and all amendments, extensions, renewals or modifications thereto which are permitted hereunder. This is a present and absolute assignment, not an assignment for security purposes only, and Mortgagee's right to the Leases and Payments is not contingent upon, and may be exercised without possession of, the Subject Property; provided, however, that if a court of competent jurisdiction construes this assignment to be collateral that secures the Obligations rather than an absolute assignment, this assignment shall constitute an assignment of rents as set forth in Ind. Code ß32-21-4-2 and thereby create a security interest in the Rents that will be perfected upon the recording hereof.

3.3    Grant of License. Mortgagee confers upon Mortgagor a revocable license ("License") to collect and retain the Payments as they become due and payable, except during the existence of an Event of Default (as defined in the Indenture). Upon the occurrence of an Event of Default, the License shall be automatically revoked and Mortgagee may collect and apply the Payments pursuant to Section 6.4 without notice and without taking possession of the Subject Property. Mortgagor hereby irrevocably authorizes and directs the lessees under the Leases to rely upon and comply with any notice or demand by Mortgagee for the payment to Mortgagee of any rental or other sums which may at any time become due under the Leases, or for the performance of any of the lessees' undertakings under the Leases, and the lessees shall have no right or duty to inquire as to whether any Event of Default has actually occurred or is then existing hereunder. Mortgagor hereby relieves the lessees from any liability to Mortgagor by reason of relying upon and complying with any such notice or demand by Mortgagee.

3.4    Effect of Assignment. The foregoing irrevocable assignment shall not cause Mortgagee to be: (a) a mortgagee in possession; (b) responsible or liable for the control, care, management or repair of the Subject Property or for performing any of the terms, agreements, undertakings, obligations, representations, warranties, covenants and conditions of the Leases; or (c) responsible or liable for any waste committed on the Subject Property by the lessees under any of the Leases or any other parties; for any dangerous or defective condition of the Subject Property; or for any negligence in the management, upkeep, repair or control of the Subject Property resulting in loss or injury or death to any lessee, licensee, employee, invitee or other Person. Mortgagee shall not directly or indirectly be liable to Mortgagor or any other Person as a consequence of: (i) the exercise or failure to exercise any of the rights, remedies or powers granted to Mortgagee, or any of its employees, agents, contractors or subcontractors hereunder; or (ii) the failure or refusal of Mortgagee to perform or discharge any obligation, duty or liability of Mortgagor arising under the Leases.

3.5    Covenants. Mortgagor covenants and agrees at Mortgagor's sole cost and expense to: (a) perform the obligations of lessor contained in the Leases and enforce performance by the lessees of the obligations of the lessees contained in the Leases; to the extent commercially reasonable (b) give Mortgagee prompt written notice of any known material default which occurs with respect to any of the Leases, whether the default be that of the lessee or of the lessor; (c) exercise Mortgagor's commercially reasonable efforts to keep all portions of the Subject Property that are capable of being leased at all times at rentals not less than the fair market rental value, (d) deliver to Mortgagee fully executed, counterpart original(s) of each and every Lease if requested to do so; (e) promptly pay, when due and payable, the rent and other charges payable pursuant to the Hotel Lease; and (f) execute and record such additional assignments of any Lease or specific subordinations (or subordination, attornment and non-disturbance agreements executed by the lessor and lessee) of any Lease to the Mortgage, in form acceptable to Mortgagee, as Mortgagee may request. Mortgagor shall not, without Mortgagee's prior written consent

(acting in accordance with the written direction of the Required Noteholders), unless otherwise permitted by any provision of the Indenture: (i) enter into any Leases after the date of this Mortgage; (ii) execute any other assignment relating to any of the Leases; (iii) discount any rent or other sums due under the Leases other than in the ordinary course of business, or collect the same in advance, other than to collect rent one (1) month in advance of the time when it becomes due; (iv) terminate, materially modify or amend any of the terms of the Leases or in any manner release or discharge the lessees from any material obligations thereunder; (v) consent to any assignment or subletting by any lessee; or (vi) subordinate or agree to subordinate any of the Leases to any other Mortgage or encumbrance. Any such attempted action in violation of the provisions of this Section 3.5 shall be null and void. If the Hotel Lease shall be terminated prior to the natural expiration of its term due to default by Mortgagor or any tenant thereunder, and if, pursuant to the provisions of the Hotel Lease, Mortgagee or its designee shall acquire from the lessor a new lease of the leasehold premises, Mortgagor covenants and agrees that it shall have no right, title or interest in or to such new lease or the leasehold estate created thereby, or renewal privileges therein contained.

3.6    Estoppel Certificates. Within fifteen (15) days after written request by Mortgagee, Mortgagor shall deliver to Mortgagee and to any party designated by Mortgagee estoppel certificates executed by Mortgagor and by each of the lessees, in recordable form, certifying (if such be the case): (a) that the foregoing assignment and the Leases are in full force and effect; (b) the date of each lessee's most recent payment of rent; (c) that, to Mortgagor's knowledge, there are no defenses or offsets outstanding, or stating those claimed by Mortgagor or lessees under the foregoing assignment or the Leases, as the case may be; and (d) any other information reasonably requested by Mortgagee.

ARTICLE IV. SECURITY AGREEMENT AND FIXTURE FILING

4.1    Security Interest. As security for the full, prompt, complete and final payment when due (whether at stated maturity, by acceleration or otherwise) and prompt performance of all the Secured Obligations, Mortgagor, other than the Excluded Collateral and subject to Gaming Laws and Liquor Laws, hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Mortgagee, for itself and for the benefit of the Lender Parties, a security interest in and to all of Mortgagor's right, title and interest in, to and under each of the following (all of such interest of Mortgagor being hereinafter collectively called the "Collateral"), but excluding the Excluded Collateral:

All of the Mortgagor's personal property now or hereafter acquired, including without limitation all goods, building and other materials, supplies, inventory, work in process, equipment, machinery, fixtures, furniture, furnishings, vessels or other water craft, including, without limitation, the vessel known as the Grand Victoria II, Official Number 1027644, signs and other personal property and embedded software included therein and supporting information, wherever situated, which are or are to be incorporated into, used in connection with, permanently or semi-permanently moored to, or appropriated for use on (i) the real property described on Exhibit A attached hereto and incorporated by reference herein (to the extent the same are not effectively made a part of the real property pursuant to Article I above) or (ii) all buildings and other improvements thereon (which real property and improvements are collectively referred to herein as the Subject Property); together with all rents, issues, deposits and profits of the Subject Property and security deposits derived from the Subject Property (to the extent, if any, they are not subject to Article III); all sales contracts or agreements for the sale of the Subject Property or any portion thereof now or hereafter entered into (subject to any limitations on Mortgagor's ability to enter into the same as set forth in the Indenture); all inventory, accounts, cash receipts, deposit accounts, accounts receivable, contract rights, licenses (other than the gaming license), agreements, all construction, service, engineering, consulting, management, leasing, architectural, and other similar contracts concerning the design, construction, management, operation, occupancy and/or use of the Subject Property, together with any and all architectural drawings, plans, specifications, site plans, surveys, soil tests, appraisals, engineering reports and similar materials relating to all or any portion of the Subject Property and all warranties and guaranties relating to any and all of the foregoing or otherwise relating to the Subject Property, general intangibles, payment intangibles, software, chattel paper (whether electronic or tangible), instruments, documents, promissory notes, drafts, letters of credit, letter of credit rights, supporting obligations, insurance policies, insurance and condemnation awards and proceeds, proceeds of the sale of promissory notes, any other rights to the payment of money, trade names, trademarks and service marks arising from or related to the ownership, management, leasing, operation, sale or disposition of the Subject Property or any business now or hereafter conducted thereon by Mortgagor; all development rights and credits and any and all permits, consents, approvals, licenses, authorizations and other rights granted by, given by or obtained from, any governmental entity with respect to the Subject Property; all water and water rights, wells and well rights, canals and canal rights, ditches and ditch rights, springs and spring rights, and reservoirs and reservoir rights appurtenant to or associated with the Subject Property, whether decreed or undecreed, tributary, non-tributary or not non-tributary, surface or underground or appropriated or unappropriated, and all shares of stock in water, ditch, lateral and canal companies, well permits and all other evidences of any such rights; all deposits or other security now or hereafter made with or given to utility companies by Mortgagor with respect to the Subject Property; all advance payments of insurance premiums made by Mortgagor with respect to the Subject Property; all guaranties, warranties or indemnities related to the Subject Property; all plans, drawings, reports, and specifications relating to the Subject Property; all loan funds held by Mortgagee, whether or not disbursed; all funds deposited with Mortgagee pursuant to the Bond Documents;

all reserves, deferred payments, deposits, accounts, refunds, cost savings and payments of any kind related to the Subject Property or any portion thereof; together with all replacements and proceeds of, and additions and accessions to, any of the foregoing; together with all books, records and files relating to any of the foregoing.

As to all of the above described personal property which is or which hereafter becomes a "fixture" under applicable law, this Mortgage constitutes a fixture filing under the Uniform Commercial Code as enacted in Ind. Code ß26-1-9.1-502, as amended or recodified from time to time ("UCC"). All terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

Nothing in this Article IV shall be deemed to limit the security interest granted by Mortgagor pursuant to the Security Agreement; the security interest granted by Mortgagor pursuant to this Mortgage is in addition to any other security interest granted by Mortgagor pursuant to the other Security Documents.

4.2    Representations and Warranties. Mortgagor hereby represents and warrants to the Mortgagee and the Noteholders that, as of the date hereof: (a) Mortgagor has, or will have, good title to the Collateral; (b) Mortgagor has not encumbered the Collateral to anyone other than Mortgagee, and no financing statement covering any of the Collateral has been delivered to any Person or entity other than Mortgagee except such financing statements that are released as of the date hereof; (c) Mortgagor's principal place of business is located at the address shown in Section 7.11; and (d) Mortgagor's legal name is exactly as set forth on the first page of this Mortgage and all of Mortgagor's organizational documents or agreements delivered to Mortgagee are complete and accurate in every material respect. Mortgagor further hereby represents and warrants to the Mortgagee and the Noteholders that the location of the RV parking lot is as described and indicated on that certain survey dated as of March 24, 2011 by Land Consultants.

4.3    Further Assurances. Mortgagor agrees: (a) to execute and deliver such documents necessary to create, perfect and continue the security interests contemplated hereby to the extent the same may be perfected by filing; (b) to cooperate with Mortgagee in perfecting all security interests granted herein and in obtaining such agreements from third parties necessary, in connection with the preservation, perfection or enforcement of any of its rights hereunder (including, without limitation, control agreements with respect to accounts not at Wilmington Trust, N.A. or its affiliates); and (c) that Mortgagee is authorized (but not obligated) to file financing statements, in the name of Mortgagor to perfect Mortgagee's security interest in Collateral.

4.4    Rights of Mortgagee. Except as limited by Gaming Laws and Liquor Laws or Mortgagor's approved system of internal controls governing mandatory count procedures and the persons who may participate therein, in addition to Mortgagee's rights as a "Secured Party" under the UCC, Mortgagee may, but shall not be obligated to, during the continuance of an Event of Default, at any time with notice and at the expense of Mortgagor: (a) give notice to any Person of Mortgagee's rights hereunder and enforce such rights at law or in equity; (b) insure, protect, defend and preserve the Collateral or any rights or interests of Mortgagee therein; (c) inspect the Collateral; and (d) endorse, collect and receive any right to payment of money owing to Mortgagor under or from the Collateral.

4.5    Rights of Mortgagee on Default. Subject to Gaming Laws and Liquor Laws, during the continuance of an Event of Default, then in addition to all of Mortgagee's rights as a "Secured Party" under the UCC or otherwise at law:

(a)    Mortgagee may: (i) upon written notice, require Mortgagor to assemble any or all of the Collateral and make it available to Mortgagee at a place designated by Mortgagee; (ii) without prior notice, enter upon the Subject Property or other place where any of the Collateral may be located and take possession of, collect, sell, lease, license and dispose of any or all of the Collateral, and store the same at locations acceptable to Mortgagee at Mortgagor's expense; (iii) sell, assign and deliver at any place or in any lawful manner all or any part of the Collateral and bid and become purchaser at any such sales;

(b)    Mortgagee may, for the account of Mortgagor and at Mortgagor's expense: (i) operate, use, consume, sell, lease, license or dispose of the Collateral as Mortgagee deems appropriate for the purpose of performing any or all of the Secured Obligations; (ii) enter into any agreement, compromise, or settlement, including insurance claims, which Mortgagee may reasonably deem desirable or proper with respect to any of the Collateral; and (iii) endorse and deliver evidences of title for, and receive, enforce and collect by legal action or otherwise, all indebtedness and obligations now or hereafter owing to Mortgagor in connection with or on account of any or all of the Collateral; and

(c)    In disposing of Collateral hereunder, Mortgagee may disclaim all warranties of title, possession, quiet enjoyment and the like. Any proceeds of any disposition of any Collateral may be applied by Mortgagee to the payment of expenses incurred by Mortgagee in connection with the foregoing including attorneys' fees, costs and expenses, and the balance of such proceeds may be applied by Mortgagee toward the payment of the Secured Obligations in such order of application as Mortgagee may from time to time elect.

Notwithstanding any other provision hereof, Mortgagee shall not be deemed to have accepted any property other than cash in satisfaction of any obligation of Mortgagor to Mortgagee unless Mortgagor shall make an express written election of said remedy under Ind. Code ß26-1-9.1-609, or other applicable law. Mortgagor agrees that Mortgagee shall have no obligation to process or prepare any Collateral for sale or other disposition.

4.6    Power of Attorney. Mortgagor hereby irrevocably appoints Mortgagee as Mortgagor's attorney-in-fact (such agency being coupled with an interest), and as such attorney-in-fact Mortgagee may, without the obligation to do so, in Mortgagee's name, or in the name of Mortgagor, prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve any of Mortgagee's security interests and rights in or to any of the Collateral, and, during the continuance of an Event of Default, take any other action required of Mortgagor; provided, however, that Mortgagee as such attorney-in-fact shall be accountable only for such funds as are actually received by Mortgagee, and provided further, the appointment of Mortgagee as attorney-in-fact is not intended to allow Mortgagee to confess judgment or any act prohibited by Ind. Code ß34-54-3-1 or any other applicable law.

4.7    Possession and Use of Collateral. Except as otherwise provided in this Section or the other Bond Documents, so long as no Default or Event of Default exists, Mortgagor may possess, use, move, transfer or dispose of any of the Collateral in the ordinary course of Mortgagor's business and in accordance with the Bond Documents.

ARTICLE V. RIGHTS AND DUTIES OF THE PARTIES

5.1    Title. Subject to Gaming Laws and Liquor Laws, Mortgagor represents and warrants that Mortgagor lawfully holds and possesses fee simple title to parcels I through VI of the Subject Property described on Exhibit A and leasehold title to parcel VII of the Subject Property described on Exhibit A, in each case without limitation on the right to encumber, and that this Mortgage is a first priority lien on the Subject Property, subject only to the Permitted Liens (as defined in the Indenture). Neither Mortgagor, nor any Affiliate of Mortgagor, has any interest in any real property, not encumbered hereby, which is utilized in any material manner in connection with the use and/or operation of the Subject Property or which is necessary and required for the use and operation of the Subject Property.

5.2    Taxes and Assessments. Subject to Mortgagor's rights to contest payment of taxes in accordance with law, Mortgagor shall pay prior to delinquency all taxes, assessments, levies and charges imposed by any public or quasi-public authority or utility company which are or which may become a lien upon or cause a loss in value of the Subject Property or any interest therein. Mortgagor shall also pay prior to delinquency all taxes, assessments, levies and charges imposed by any public authority upon Mortgagee by reason of its interest in any Secured Obligation or in the Subject Property, or by reason of any payment made to Mortgagee pursuant to any Secured Obligation; provided, however, Mortgagor shall have no obligation to pay taxes which may be imposed from time to time upon Mortgagee and which are measured by and imposed upon Mortgagee's net income.

5.3    Tax and Insurance Impounds. Upon an Event of Default, at Mortgagee's option and upon its demand, Mortgagor shall, until all Secured Obligations have been paid in full, pay to Mortgagee monthly, annually or as otherwise directed by Mortgagee an amount reasonably estimated by Mortgagee to be equal to: (a) all taxes, assessments and levies imposed by any public or quasi-public authority or utility company which are or may become a lien upon the Subject Property or Collateral and will become due for the tax year during which such payment is so directed; and (b) premiums for fire, other hazard and mortgage insurance required or requested pursuant to the Bond Documents when same are next due. If Mortgagee reasonably determines that any amounts paid by Mortgagor are insufficient for the payment in full of such taxes, assessments, levies and/or insurance premiums, Mortgagee shall notify Mortgagor of the increased amounts required to pay all amounts due, whereupon Mortgagor shall pay to Mortgagee within thirty (30) days thereafter the additional amount as stated in Mortgagee's notice. All sums so paid shall not bear interest, and Mortgagee shall, apply said funds to the payment of, or at the sole option of Mortgagee release said funds to Mortgagor for the application to and payment of, such sums, taxes, assessments, levies, charges, and insurance premiums. Upon assignment of this Mortgage, Mortgagee shall have the right to assign all amounts collected and in its possession to its assignee whereupon Mortgagee shall be released from all liability with respect thereto. Within ninety-five (95) days following full repayment of the Secured Obligations (other than full repayment of the Secured Obligations as a consequence of a foreclosure or conveyance in lieu of foreclosure of the liens and security interests securing the Secured Obligations) or at such earlier time as Mortgagee may elect, the balance of all amounts collected and in Mortgagee's possession shall be paid to Mortgagor at the address of Mortgagor provided herein, or to such other address or Persons otherwise legally entitled thereto as Mortgagor may instruct in writing.

5.4    Performance of Secured Obligations. Mortgagor shall promptly pay and perform each Obligation when due.

5.5    Liens, Encumbrances and Charges. Mortgagor shall immediately discharge any lien not approved by Mortgagee in writing that has or may attain priority over this Mortgage. Mortgagor shall pay prior to delinquency all obligations secured by or reducible to liens and encumbrances which shall now or hereafter encumber or appear to encumber all or any part of the Subject Property or any interest therein, whether senior or subordinate hereto.

5.6    Damages; Insurance and Condemnation Proceeds. The following (whether now existing or hereafter arising) are all absolutely and irrevocably assigned by Mortgagor to Mortgagee and, at the request of Mortgagee, shall be paid directly to Mortgagee in accordance with Section 3.10(d)(iii) of the Indenture: (i) all awards of damages and all other compensation payable directly or indirectly by reason of a condemnation or proposed condemnation for public or private use affecting all or any part of, or any interest in, the Subject Property or Collateral; (ii) all other claims and awards for damages to, or decrease in value of, all or any part of, or any interest in, the Subject Property or Collateral; (iii) all proceeds of any insurance policies payable by reason of loss sustained to all or any part of the Subject Property or Collateral; and (iv) all interest which may accrue on any of the foregoing. Subject to applicable law, and without regard to any requirement contained in Section 5.7(d) of this Mortgage, Mortgagee shall release all or any part of the proceeds to Mortgagor to repair or rebuild, subject to any reasonable conditions Mortgagee may impose, subject to any restrictions contained in the Indenture. In the event Mortgagor fails to do so, Mortgagee may, but shall not be obligated to, (at the Mortgagor's expense) commence, appear in, defend or prosecute any assigned claim or action and may adjust, compromise, settle and collect all claims and awards assigned to Mortgagee; provided, however, in no event shall Mortgagee or any of its officers, directors, employees, agents, advisors or representatives be responsible for any failure to collect any claim or award, regardless of the cause of the failure, including, without limitation, any malfeasance or nonfeasance by Mortgagee or its employees or agents.

5.7    Maintenance and Preservation of the Subject Property. Subject to the provisions of the Indenture, Mortgagor covenants: (a) to insure the Subject Property and Collateral against such risks as provided in the Indenture and to provide evidence of such insurance to Mortgagee, and to comply with the requirements of any insurance companies insuring the Subject Property and Collateral, all-in accordance with Section 4.23 of the Indenture; (b) to keep the Subject Property in good condition and repair, ordinary wear and tear excepted; (c) not to remove or demolish the Subject Property or Collateral or any part thereof, not to alter, restore or add to the Subject Property or Collateral and not to initiate or acquiesce in any change in any zoning or other land classification which materially and adversely affects the Subject Property or Collateral without Mortgagee's prior written consent (acting in accordance with the written direction of the Required Noteholders),unless otherwise provided in the Indenture; (d) to complete or restore promptly and in good and workmanlike manner the Subject Property and Collateral, or any part thereof which may be damaged or destroyed; (e) to comply with all laws, ordinances, regulations and standards, and all covenants, conditions, restrictions and equitable servitudes, whether public or private, of every kind and character which affect the Subject Property or Collateral and pertain to acts committed or conditions existing thereon, including, without limitation, any work, alteration, improvement or demolition mandated by such laws, covenants or demolition mandated by such laws, covenants or requirements, noncompliance with which could reasonably be expected to have individually or in the aggregate, a Material Adverse Effect; (f) not to commit or permit waste of the Subject Property or Collateral; (g) to maintain in full force and effect the Hotel Lease; and (h) to do all other acts which from the character or use of the Subject Property and Collateral are reasonably necessary to maintain and preserve its value.

5.8    Defense and Notice of Losses, Claims and Actions. To the extent commercially reasonable, at Mortgagor's sole expense, Mortgagor shall protect, preserve and defend the Subject Property and title to and right of possession of the Subject Property and Collateral, the security hereof and the rights and powers of Mortgagee hereunder against all adverse claims. Mortgagor shall give Mortgagee prompt notice in writing of the assertion of any material claim, of the filing of any action or proceeding, of the occurrence of any damage to the Subject Property and Collateral, of any default under the Hotel Lease, and of any condemnation offer or action.

5.9    Reserved.

5.10    Compensation; Exculpation; Indemnification.

(a)    Mortgagor shall pay Mortgagee's reasonable fees and reimburse Mortgagee for reasonable expenses in connection with this Mortgage (including attorneys' fees and expenses). Mortgagor shall pay to Mortgagee reasonable compensation for services rendered concerning this Mortgage, including without limitation any statement of amounts owing under any Obligation. Mortgagee shall not directly or indirectly be liable to Mortgagor or any other Person as a consequence of (i) the exercise of the rights, remedies or powers granted to Mortgagee in this Mortgage except to the extent determined by a final, non-appealable judgement of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of Mortgagee; (ii) the failure or refusal of Mortgagee to perform or discharge any obligation or liability of

Mortgagor under any agreement related to the Subject Property or Collateral or under this Mortgage; or (iii) any loss sustained by Mortgagor or any third party resulting from Mortgagee's failure (whether by malfeasance or refusal to act) to lease the Subject Property after an Event of Default or from any other act or omission (regardless of whether the same constitutes negligence) of Mortgagee in managing the Subject Property after an Event of Default except to the extent determined by a final, non-appealable judgement of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of Mortgagee and no such liability shall be asserted against or imposed upon Mortgagee, and all such liability is hereby expressly waived and released by Mortgagor.

(b)    In addition to the indemnification contained in the Bond Documents, Mortgagor indemnifies Mortgagee against, and holds Mortgagee harmless from, all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys' fees and other legal expenses, cost of evidence of title, cost of evidence of value, and other expenses which either may suffer or incur: (i) by reason of this Mortgage; (ii) by reason of the execution of this Mortgage or in performance of any act required or permitted hereunder or by law; (iii) as a result of any failure of Mortgagor to perform Mortgagor's obligations; or (iv) by reason of any alleged obligation or undertaking on Mortgagee's part to perform or discharge any of the representations, warranties, conditions, covenants or other obligations contained in any other document related to the Subject Property. The above obligation of Mortgagor to indemnify and hold harmless Mortgagee shall survive the release and cancellation of the Secured Obligations and the release and reconveyance or partial release of this Mortgage.

(c)    Mortgagor shall pay all amounts and indebtedness arising under this Section 5.10 promptly upon demand by Mortgagee together with interest thereon from the date the indebtedness arises at the rate of interest then applicable to the principal balance of the Notes as specified therein.

5.11    Reserved.

5.12    Due on Sale or Encumbrance. Except as otherwise expressly permitted in the Indenture, Notes Purchase Agreement or the Guaranty, if the Subject Property or any interest therein shall be sold, transferred (including, without limitation, through sale or transfer of a majority or controlling interest of the corporate stock or general partnership interests or limited liability company interests of Mortgagor), mortgaged, assigned, further encumbered or leased, whether directly or indirectly, whether voluntarily, involuntarily or by operation of law, without the prior written consent of Mortgagee, then Mortgagee, in its sole discretion, may declare all Secured Obligations immediately due and payable.

5.13    Releases, Extensions, Modifications and Additional Security. Without notice to or the consent, approval or agreement of any Persons or entities having any interest at any time in the Subject Property and Collateral or in any manner obligated under the Secured Obligations ("Interested Parties"), Mortgagee may, from time to time, release any Person or entity from liability for the payment or performance of any Secured Obligation, take any action or make any agreement extending the maturity or otherwise altering the terms or increasing the amount of any Secured Obligation, or accept additional security or release all or a portion of the Subject Property and other security for the Secured Obligations. None of the foregoing actions shall release or reduce the personal liability of any of said Interested Parties, or release or impair the priority of the lien and security interests created by this Mortgage upon the Subject Property and the Collateral.

5.14    Reserved.

5.15    Subrogation. Mortgagee shall be subrogated to the lien of all encumbrances, whether released of record or not, paid in whole or in part by Mortgagee pursuant to this Mortgage or any other Credit Document or by the proceeds of any loan secured by this Mortgage.

5.16    Reserved.

5.17    Easements. If an easement or other incorporeal right (collectively, an "Easement") constitutes any portion of the Subject Property, Mortgagor shall not amend, change, terminate or modify such Easement in a material and adverse manner or any right thereto or interest therein, without the prior written consent of Mortgagee, which consent may be withheld in Mortgagee's sole reasonable discretion, and any such amendment, change, termination or modification without such prior written consent shall be deemed void and of no force or effect. Mortgagor agrees to perform all obligations and agreements with respect to said Easement and shall not take any action or omit to take any action, which would effect or permit the termination thereof. Upon receipt of notice, or otherwise becoming aware, of any material default or purported material default under any Easement, by any party thereto, Mortgagor shall promptly notify Mortgagee in writing of such default or purported default and shall deliver to Mortgagee copies of all notices, demands, complaints or other communications received or given by Mortgagor with respect to any such default or purported default.

5.18    Performance by Mortgagee. Should Mortgagor fail to make any payment or perform any act which it is obligated to make or perform hereunder or under the Indenture, then Mortgagee, at its election, without giving notice to Mortgagor, or any successor in interest of Mortgagor, upon releasing Mortgagor from any obligation hereunder, may make such payment or perform such act and incur any liability, or expend whatever amounts, in its discretion, it may deem necessary therefor. All sums incurred or expended by the Mortgagee under the terms of this Section 5.18, shall become due and payable by Mortgagor to the Mortgagee on demand and shall bear interest until paid at an annual percentage rate equal to the Applicable Rate expressed in the Indenture. In no event shall such payment or performance of any such act by Mortgagee be construed as a waiver of the default occasioned by Mortgagor's failure to make such payment(s) or perform such act(s).

5.19    Right of Mortgagee to Appear. If, during the existence of the Mortgage, there be commenced or pending any suit or action affecting the Subject Property or the Collateral, or any part thereof, or the title thereto, or if any adverse claim for or against the Subject Property or the Collateral, or any part thereof, be made or asserted, Mortgagee (unless such suit, action or claim is being contested in good faith by Mortgagor and Mortgagor shall have established and maintained adequate reserves in accordance with generally accepted accounting principles for the full payment and satisfaction of such suit or action if determined adversely to Mortgagor), may appear or intervene in the suit or action and retain counsel therein and defend same, or otherwise take such action therein as they may be advised, and may settle or compromise same or the adverse claim; and in that behalf and for any of the purposes may pay and expend such sums of money as Mortgagee may reasonably deem to be necessary and Mortgagor shall reimburse Mortgagee for such sums expended, together with accrued interest thereon, at the Applicable Rate which is defined in the Indenture.

5.20    Environmental Indemnity.

(a)    Mortgagor agrees to indemnify, protect, defend and save harmless Mortgagee and each of the Noteholders, as well as their respective, trustees, officers, employees, agents, attorneys and shareholders (individually, an "Indemnified Party" and collectively, the "Indemnified Parties") from and against any and all losses, damages, expenses or liabilities, of any kind or nature from any investigations, suits, claims or demands, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from or in any way connected with: (i) the presence in, on, under or emanating from the Subject Property of any Hazardous Materials, as defined in the Indenture, or the disposal of any Hazardous Materials generated, stored or transported by on, under or from the Subject Property; (ii) any violation of Environmental Laws (as defined in the Indenture); or (iii) any activity carried on or undertaken on or off the Subject Property, including any exposure to any Hazardous Material, whether prior to or during the term of the Credit Facility, and whether by Mortgagor or any predecessor in title or any employees, agents, contractors or subcontractors of Mortgagor or any predecessor in title, or any third Persons at any time occupying or present on the Subject Property, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials at any time located or present on or under the Subject Property. The foregoing indemnity shall further apply to any residual contamination on or under the Subject Property, or affecting any natural resources, and to any contamination of any property or natural resources, arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances. It is provided, however, that Mortgagor shall not be obligated to indemnify, protect, defend or save harmless an Indemnified Party if, and to the extent determined by a final, non-appealable judgement of a court of competent jurisdiction, that, any such loss, damage, expense or liability was caused by the gross negligence or willful misconduct of such Indemnified Party. Mortgagor hereby acknowledges and agrees that, notwithstanding any other provision of this Mortgage or any of the other Bond Documents to the contrary, the obligations of Mortgagor under this Section shall be unlimited obligations of Mortgagor and shall survive any foreclosure under this Mortgage, any transfer in lieu thereof, any reconveyance of this Mortgage and any satisfaction of the obligations which are secured hereby. Mortgagor acknowledges that Mortgagee's appraisal of the Subject Property is such that Mortgagee would not enter into the Indenture but for the liability retain, and undertaken by Mortgagor for the obligations under this Section. Mortgagor and Mortgagee agree that any obligations of Mortgagor under this Section which may also be obligations of Mortgagor under the Environmental Agreement (which is referred to below) shall be deemed to arise solely under this Section 5.20 and not under the Environmental Agreement. The obligations of Mortgagor under this Section are separate from and in addition to the obligations to pay the indebtedness evidenced by the Notes, the obligations under the Indenture, Notes Purchase Agreement and the other obligations secured by, or imposed under, this Mortgage. The liability of Mortgagor under this Section shall not be limited to or measured by the amount of the indebtedness secured hereby or the value of the Subject Property. Mortgagor shall be fully and liable for all obligations of Mortgagor under this Section and a separate action may be brought and prosecuted against Mortgagor under this Section. Mortgagor waives the right to assert any statute of limitations as a bar to the enforcement of this Section or to any action brought to enforce this Section. Further, Mortgagor hereby waives any right to pursue any claim or action against Mortgagee arising under any Law, including any Environmental Law, as such relate to Section 5.20(a)(i)-(iii) of this Agreement. This Section 5.20 shall not affect, impair or waive any rights or remedies of Mortgagee or any obligations of Mortgagor with respect to Hazardous Materials created or imposed by Environmental Laws

(including Mortgagee's rights of reimbursement or contribution under Environmental Laws). The remedies under this Section 5.20 are cumulative and in addition to all remedies provided by law.

(b)    Mortgagee shall notify Mortgagor promptly of any third party claim for which it may seek indemnity. Failure by Mortgagee to so notify Mortgagor shall not relieve the Mortgagor of its obligations hereunder. Mortgagor may, subject to the approval of Mortgagee (which approval shall not be unreasonably withheld) defend the claim and Mortgagee shall cooperate in the defense. Mortgagee may have separate counsel and Mortgagor shall pay the reasonable fees and expenses of such counsel. Mortgagor need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

5.21    Principal Place of Business. Mortgagor's principal place of business is in Ohio County in the State of Indiana. Mortgagor does not do business under any trade name except as previously disclosed in writing to Mortgagee. Mortgagor will immediately notify Mortgagee in writing of any change in its place of business or the adoption or change of any trade name or fictitious business name by it, and will upon request of Mortgagee, execute any additional financing statements or other certificates necessary to reflect any such adoption or change in trade name or fictitious business name.

5.22    Environmental Agreement. Concurrently with the execution of the Indenture, Mortgagor shall execute an instrument entitled "First Lien Environmental Agreement" (which, together with all amendments, modifications, extensions, renewals or restatements thereof, is referred to herein as the "Environmental Agreement"). The obligations of Mortgagor under the Environmental Agreement are not secured by this Mortgage.

5.23    Mortgagor Different From Obligor. As used in this Section, the term "Obligor" shall mean each Person or entity obligated in any manner for or under any of the Secured Obligations or obligated in any manner for or under any of the obligations secured by the Secured Obligations or guarantying such obligations secured by the Secured Obligations including, without limitation, Borrower.

(a)    Representations and Warranties. Mortgagor represents and warrants to Mortgagee that: (i) this Mortgage is executed at an Obligor's request; (ii) this Mortgage complies with all agreements between Mortgagor and any Obligor regarding Mortgagor's execution hereof; (iii) Mortgagee has made no representation to Mortgagor as to the creditworthiness of any Obligor; and (iv) Mortgagor has established adequate means of obtaining from each Obligor on a continuing basis financial and other information pertaining to such Obligor's financial condition. Mortgagor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Mortgagor's risks hereunder. Mortgagor further agrees that Mortgagee shall have no obligation to disclose to Mortgagor any information or material about any Obligor which is acquired by Mortgagee in any manner. The liability of Mortgagor hereunder shall be reinstated and revived, and the rights of Mortgagee shall continue if and to the extent that for any reason any amount at any time paid on account of any Secured Obligation is rescinded or must otherwise be restored by Mortgagee, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or restored shall be made by Mortgagee in its reasonable discretion; provided however, that if Mortgagee chooses to contest any such matter at the request of Mortgagor, Mortgagor agrees to indemnify and hold Mortgagee harmless from and against all costs and expenses, including reasonable attorneys' fees, expended or incurred by Mortgagee in connection therewith, including without limitation, in any litigation with respect thereto.

(b)    Waivers.

(i)    Mortgagor waives any right to require Mortgagee to: (A) proceed against any Obligor or any other Person; (B) marshal assets or proceed against or exhaust any security held from any Obligor or any other Person; (C) give notice of the terms, time and place of any public or private sale or other disposition of personal property security held from any Obligor or any other Person; (D) take any other action or pursue any other remedy in Mortgagee's power; or (E) make any presentment or demand for performance, or give any notice of nonperformance, protest, notice of protest or notice of dishonor hereunder or in connection with any obligations or evidences of indebtedness held by Mortgagee as security for or which constitute in whole or in part the Secured Obligations, or in connection with the creation of new or additional obligations.

(ii)    Mortgagor waives any defense to its obligations hereunder based upon or arising by reason of: (A) any disability or other defense of any Obligor or any other Person; (B) the cessation or limitation from any cause whatsoever, other than payment in full, of any Secured Obligation; (C) any lack of authority of any officer, director, partner, agent or any other Person acting or purporting to act on behalf of any Obligor which is a corporation, partnership or other type of entity, or any defect in the formation of any such Obligor; (D) the application by any Obligor of the proceeds of any Secured Obligation for purposes other than the purposes represented by any Obligor to, or intended or understood by, Mortgagee or Mortgagor; (E) any act or omission by Mortgagee which directly or indirectly results in or aids the discharge of any Obligor or any portion of any Secured Obligation by operation of law or otherwise, or which in any way impairs or suspends any rights or remedies of Mortgagee against any Obligor; (F) any impairment of the value of any interest in any security for the Secured Obligations or any portion thereof, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security; (G) any modification of any Secured Obligation, in any form whatsoever, including without limitation the renewal, extension, acceleration or other change in time for payment of, or other change in the terms of, any Secured Obligation or any portion thereof, including increase or decrease of the rate of interest thereon; or (H) any requirement that Mortgagee give any notice of acceptance of this Mortgage. Until all Secured Obligations shall have been paid in full, Mortgagor shall not have any right of subrogation, and Mortgagor waives any right to enforce any remedy which Mortgagee now has or may hereafter have against any Obligor or any other Person, and waives any benefit of, or any right to participate in, any security now or hereafter held by Mortgagee. Mortgagor further waives all rights and defenses it may have arising out of: (1) any election of remedies by Mortgagee, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for any portion of the Secured Obligations, destroys Mortgagor's rights of subrogation or Mortgagor's rights to proceed against any Obligor for reimbursement; or (2) any loss of rights Mortgagor may suffer by reason of any rights, powers or remedies of any Obligor in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging any Obligor's obligations.

(iii)    If any of said waivers is determined to be contrary to any applicable law or public policy, such waiver shall be effective to the extent permitted by applicable law or public policy.

ARTICLE VI. DEFAULT PROVISIONS

6.1    Rights and Remedies. At any time during the continuance of an Event of Default, subject to Gaming Laws and Liquor Laws, Mortgagee shall have all rights and remedies available at law or in equity, or as provided under the Indenture, including, without limitation, the following:

(a)    With respect to any Event of Default as defined in Section 6.01 of the Indenture (other than any Event of Default referred to in Subsections 6.01(f), or (g) of the Indenture), all sums secured hereby shall, at the option of Mortgagee, and upon the giving of notice required by the Indenture, if any, become immediately due and payable. With respect to any Event of Default referred to in Subsections 6.01(f), or (g) of the Indenture, all sums secured hereby shall automatically become due and payable without notice and without any action on the part of Mortgagee;

(b)    With or without notice, and without releasing Mortgagor from any Secured Obligation, and without becoming a mortgagee in possession, to cure any breach or Event of Default of Mortgagor and, in connection therewith, to enter upon the Subject Property and do such acts and things as Mortgagee deems necessary or desirable to protect the security hereof, including, without limitation: (i) to appear in and defend any action or proceeding purporting to affect the security of this Mortgage or the rights or powers of Mortgagee under this Mortgage; (ii) to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the sole judgment of Mortgagee, is or may be senior in priority to this Mortgage, the judgment of Mortgagee being conclusive as between the parties hereto; (iii) to obtain insurance; (iv) to pay any premiums or charges with respect to insurance required to be carried under this Mortgage; or (v) to employ counsel, accountants, contractors and other appropriate Persons;

(c)    To commence and maintain an action or actions in any court of competent jurisdiction to foreclose this instrument in any manner provided by law for the foreclosure of mortgages on real property, including as a mortgage or to obtain specific enforcement of the covenants of Mortgagor hereunder, and to sell, as an entirety or as separate lots or parcels, the Subject Property, and Mortgagor agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought under this subparagraph, Mortgagor waives the defense of laches and any applicable statute of limitations;

(d)    Without regard to the value, adequacy or occupancy of the security for the Secured Obligations, to apply to a court of competent jurisdiction for and obtain the appointment of a receiver of the Subject Property to enter upon and take possession of the Subject Property and to collect all Rents and apply the same as the court may direct, and such receiver may be appointed by any court of competent jurisdiction upon application by Mortgagee as a matter of strict right and without regard to the adequacy of the security for the repayment of the Secured Obligations, the existence of a declaration that the Secured Obligations are immediately due and payable, or the filing of a notice of default. Mortgagee may have a receiver appointed without notice to Mortgagor or any third party, and Mortgagee may waive any requirement that the receiver post a bond. Mortgagee shall have the power to designate and select the person who shall serve as the receiver and to negotiate all terms and conditions under which such receiver shall serve. Any receiver appointed on Mortgagee's behalf may be an affiliate of Mortgagee. The expenses, including receiver's fees, attorneys' fees and expenses, costs and agent's compensation, incurred pursuant to the powers herein contained shall be secured by this Mortgage. The right to enter and take possession of and to manage and operate the Subject Property and to collect all Rents, whether by a receiver or otherwise, shall be cumulative to any other right or remedy available to Mortgagee under this Mortgage or the Bond Documents or otherwise available to Mortgagee and may be exercised concurrently therewith or independently thereof. Mortgagee shall be liable to account only for such Rents (including, without limitation, security deposits) actually received by Mortgagee, whether received pursuant to this Section or any other provision hereof. Notwithstanding the appointment of any receiver or other custodian, subject to the Gaming Laws, Mortgagee shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Mortgage to, Mortgagee;

(e)    To enter upon, possess, manage and operate the Subject Property or any part thereof, to take and possess all documents, books, records, papers and accounts of Mortgagor or the then owner of the Subject Property, to make, terminate, enforce or modify Leases of the Subject Property upon such terms and conditions as Mortgagee deems proper, to make repairs, alterations and improvements to the Subject Property as necessary, in Mortgagee's sole judgment, to protect or enhance the security hereof;

(f)    Mortgagee may obtain a judicial decree foreclosing Mortgagor's interest in all or any part of the Subject Property;

(g)    To resort to and realize upon the security hereunder and any other security now or later held by Mortgagee concurrently or successively and in one or several consolidated or independent judicial actions and to apply the proceeds received upon the Secured Obligations all in such order and manner as Mortgagee determines in its sole discretion;

(h)    Upon sale of the Subject Property at any foreclosure sale, Mortgagee may credit bid (as determined by Mortgagee in its sole and absolute discretion) all or any portion of the Secured Obligations or its judgment in the foreclosure action. Every right, power and remedy granted to Mortgagee in this Mortgage shall be cumulative and not exclusive, and in addition to all rights, powers and remedies granted at law or in equity or by statute, and each such right, power and remedy may be exercised from time to time and as often and in such order as may be deemed expedient by Mortgagee, and the exercise of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the time or thereafter, any other right, power or remedy.

(i)    To apply any sums then deposited or held in escrow or otherwise by or on behalf of Mortgagee in accordance with the terms of the Indenture, this Mortgage or any other Bond Document to secure payment of Secured Obligation pursuant to the Indenture.

6.2    Reserved.

6.3    Application of Foreclosure Sale Proceeds and Other Sums. All sums received by Mortgagee under Section 3.3 or Section 6.1, less all costs and expenses incurred by Mortgagee or any receiver under Section 3.3 or Section 6.1, including, without limitation, attorneys' fees, shall be distributed to the Persons legally entitled thereto for application to the Secured Obligations each in accordance with the Indenture and Security Agreement; provided, however, Mortgagee shall have no liability for funds not actually received by Mortgagee.

6.4    No Cure or Waiver. Neither Mortgagee's nor any receiver's entry upon and taking possession of all or any part of the Subject Property, nor any collection of rents, issues, profits, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum to any Secured Obligation, nor the exercise or failure to exercise of any other right or remedy by Mortgagee or any receiver shall cure or waive any breach, Event of Default or notice of default under this Mortgage, or nullify the effect of any notice of default or sale (unless all Secured Obligations then due have been paid and performed and Mortgagor has cured all other defaults), or impair the status of the security, or prejudice Mortgagee in the exercise of any right or remedy, or be construed as an affirmation by Mortgagee of any tenancy, lease or option or a subordination of the lien of this Mortgage.

6.5    Payment of Costs, Expenses and Attorney's Fees. Mortgagor agrees to pay to Mortgagee immediately and without demand all costs and expenses incurred by Mortgagee pursuant to Section 6.1 (including, without limitation, court costs and reasonable attorneys' fees, whether incurred in litigation or not) or as a result of any dispute arising under, or enforcement of, this Mortgage (or indemnities provided herein), with interest from the date of expenditure until said sums have been paid at the rate of interest then applicable to the principal balance of the Notes as specified therein.

6.6    Power to File Notices and Cure Defaults. During the continuance of an Event of Default, Mortgagor hereby irrevocably appoints Mortgagee and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest,

(a) if Mortgagor fails to timely do so, to execute and/or record any notices of completion, cessation of labor, or any other notices that Mortgagee deems appropriate to protect Mortgagee's interest, (b) upon the issuance of a deed pursuant to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment or further assurance with respect to the Leases and Payments in favor of the grantee of any such deed, as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Mortgagee's security interests and rights in or to any of the Collateral, and (d) during the continuance of an Event of Default, Mortgagee may perform any obligation of Mortgagor hereunder; provided, however, that: (i) Mortgagee as such attorney-in-fact shall only be accountable for such funds as are actually received by Mortgagee; and (ii) Mortgagee shall not be liable to Mortgagor or any other Person or entity for any failure to act under this Section. Notwithstanding the foregoing, the foregoing appointment of Mortgagee as attorney-in-fact is not intended to allow Mortgagee to confess judgment or any other act prohibited by Ind. Code ß34-54-3-1 or any other applicable law.

6.7    Reinstatement. This Mortgage shall remain in full force and effect and continue to be effective should any petition be filed by or against Mortgagor for liquidation or reorganization, should Mortgagor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Mortgagor's property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

ARTICLE VII. MISCELLANEOUS PROVISIONS

7.1    Additional Provisions. The Bond Documents contain or incorporate by reference the entire agreement of the parties with respect to matters contemplated herein and supersede all prior negotiations. The Bond Documents grant further rights to Mortgagee and contain further agreements and affirmative and negative covenants by Mortgagor which apply to this Mortgage and to the Subject Property and Collateral and such further rights and agreements are incorporated herein by this reference. In executing and delivering this Mortgage or otherwise acting hereunder, the Mortgagee shall enjoy all the rights, protections, immunities and indemnities granted to it under the Indenture.

7.2    Merger. No merger shall occur as a result of Mortgagee's acquiring any other estate in, or any other lien on, the Subject Property unless Mortgagee consents to a merger in writing.

7.3    Obligations of Mortgagor, Joint and Several. If more than one Person has executed this Mortgage as "Mortgagor", the obligations of all such Persons hereunder shall be joint and several.

7.4    WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, MORTGAGOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS MORTGAGE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF MORTGAGEE IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF.

7.5    Waiver of Marshalling Rights. Mortgagor, for itself and for all parties claiming through or under Mortgagor, and for all parties who may acquire a lien on or interest in the Subject Property, hereby waives all rights to have the Subject Property and/or any other property, including, without limitation, the Collateral, which is now or later may be security for any Secured Obligation ("Other Property") marshalled upon any foreclosure of this Mortgage or on a foreclosure of any other lien or security interest against any security for any of the Secured Obligations. Mortgagee shall have the right to sell, and any court in which foreclosure proceedings may be brought shall have the right to order a sale of, the Subject Property and any or all of the Collateral or Other Property as a whole or in separate parcels, in any order that Mortgagee may designate.

7.6    Rules of Construction; Definitions. When the identity of the parties or other circumstances make it appropriate the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. The term "Subject Property" means all and any part of the Subject Property and "Collateral" means all and any part of the Collateral, and any interest in the Subject Property and Collateral, respectively. Notwithstanding anything set forth herein, Mortgagor agrees and acknowledges that each of Mortgagor and Mortgagee has participated in the negotiation and drafting of this document, and that this Mortgage shall not be interpreted or construed against or in favor of any party by virtue of the identity, interest or affiliation of its preparer. Capitalized terms not otherwise defined herein shall have the meaning given such terms in the Guaranty.

7.7    Successors in Interest. The terms, covenants, and conditions herein contained shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties hereto; provided, however, that this Section 7.7 does not waive or modify the provisions of any applicable provision in the Bond Documents regarding transfers of interest in the Subject Property or the Mortgagor or any of Mortgagor's Affiliates.

7.8    Execution In Counterparts. This Mortgage may be executed in any number of counterparts, each of which, when executed and delivered to Mortgagee, will be deemed to be an original and all of which, taken together, will be deemed to be one and the same instrument.

7.9    Indiana Law. This Mortgage shall be governed by and construed in accordance with the laws of the State of Indiana without regard to conflict of law principles.

7.10    Notices. Except as otherwise provided herein, all notices, requests; demands, consents, instructions or other communications to or upon the Mortgagor or the Mortgagee under this Mortgage Trust shall be in writing and faxed, mailed, emailed or delivered at its respective facsimile number or address set forth below. All such notices and communications shall be effective (i) when sent by an overnight courier service of recognized standing, on the second Business Day following the deposit with such service; (ii) when mailed, first-class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (iii) when delivered by hand, upon delivery; and (iv) when sent by facsimile transmission or e-mail, upon confirmation of receipt.

Mortgagor:    Gaming Entertainment (Indiana) LLC
c/o Full House Resorts, Inc.
Full House Resorts, Inc.
One Summerlin
1980 Festival Plaza Dr., Suite 680
Las Vegas, Nevada 89135
Attention:    Daniel R. Lee
President and Chief Executive Officer
Tel. No. (702) 221-7800
Fax No. (702) 221-8101
E-mail: dleelv@me.com

With a Copy to:    Brownstein Hyatt Farber Schreck, LLP
410 Seventeenth Street - Suite 2200
Denver, CO 80202
Attention: Mark Oveson
Tel. No. (303) 223-1127
Fax No. (303) 223-0927
E-mail: moveson@BHFS.com

Mortgagee:    Wilmington Trust, National Association
Global Capital Markets
50 S. 6th Street, Suite 1290
Minneapolis, MN 55402
Attention: Lynn M. Steiner
Tel. No. (612) 217-5667
Fax No. (612) 217-5651
Email: lsteiner@wilmingtontrust.com

7.11    Request for Notice. Mortgagor hereby requests that a copy of any notice of default and notice of sale be mailed to Mortgagor at the address set forth in 7.11 of this Mortgage.

7.12    Gaming. This Mortgage is subject to the Gaming Laws and Liquor Laws. Without limiting the generality of the foregoing, such laws may limit Mortgagee's remedies and rights of entry. The parties hereto confirm that Section 4.30 of the Indenture is applicable to this Mortgage and the other Bond Documents.

7.13    Modifications. Mortgagor and Mortgagee may agree to change the interest rate and/or the maturity date applicable to the Secured Obligations (to the extent provided in the other Bond Documents), release collateral for the Secured Obligations or, to the extent provided in the other Bond Documents, otherwise alter any other term of the Bond Documents; none of such changes shall affect the priority of the lien created by this Mortgage.

7.14    Effect of Waivers. Nothing in this Mortgage, in the Indenture or in any of the other Bond Documents is intended to constitute a waiver by Mortgagee of, or agreement by Mortgagor to waive, the time limitations set forth in Ind. Code ß32-29-7-3 so as to constitute consideration for a waiver or release of a deficiency judgment, or otherwise result in a waiver or release under Ind. Code ß32-29-7-5 or any other provision of Indiana law of a deficiency judgment, or of the right to seek a deficiency judgment against Mortgagor or any other person or entity liable for the Obligations or any part thereof, or a consent by Mortgagor or Mortgagee to any such waiver or release, which right to seek a deficiency judgment is hereby reserved, preserved and retained by Mortgagee for its own behalf and its successors and assigns.

7.15    Severability. In the event that any one or more of the provisions of this Mortgage for any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality and unenforceability shall not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained in this Mortgage.

[Signatures on following page]

IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the day and year set forth above.

MORTGAGOR:
GAMING ENTERTAINMENT (INDIANA) LLC, a Nevada limited liability company

By: ___________________________________
Name: Lewis Fanger
Title: Treasurer

STATE OF NEVADA    )
) ss.
COUNTY OF CLARK    )

Before me, a Notary Public in and for the state and county above, personally appeared ___________, the _____________ of __________, which is the ____________ of Gaming Entertainment (Indiana) LLC, who acknowledged execution of the foregoing Mortgage.

WITNESS my hand and Notarial Seal this ____ day of ___________, 2018.

My commission expires: ________________
Resident of ________ County, Nevada            ______________________
NOTARY PUBLIC

This instrument prepared by Lisa M. Brill, Esq., 599 Lexington Avenue, New York, New York 10022. I affirm, under penalties for perjury, that I have taken reasonable care to redact each Social Security Number in this document, unless required by law.

Lisa M. Brill, Esq.

EXHIBIT A

Legal Description

PARCEL I:

TRACT A:
BEING PART OF THE SOUTH ONE-HALF OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST; THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST, 1679 FEET (DEED) TO A P.K. NAIL IN THE CENTER OF S.R. 56 AND THE POINT OF BEGINNING; THENCE NORTH 00 DEGREES 28 MINUTES 51 SECONDS EAST ALONG THE CENTERLINE OF SAID S.R. 56, 525.02 FEET TO THE SOUTHWEST CORNER OF A 3.000 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 3.000 ACRE TRACT OF LAND THE FOLLOWING THREE COURSES; THENCE SOUTH 89 DEGREES 25 MINUTES 33 SECONDS EAST, 450.74 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 34 MINUTES 27 SECONDS EAST, 296.73 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 25 MINUTES 33 SECONDS WEST, 415.33 FEET TO THE CENTER OF SAID S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE NORTH 15 DEGREES 01 MINUTES 26 SECONDS EAST, 216.13 FEET; THENCE NORTH 11 DEGREES 46 MINUTES 07 SECONDS EAST, 92.47 FEET; THENCE NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST, 9.89 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF 40 FEET WIDE MCCONNEL LANE (RELOCATED); THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE, 180.43 FEET TO A RE-BAR; THENCE ALONG THE BOUNDARY OF A TRACT OF LAND OWNED BY THE CITY OF RISING SUN (D.R. 17. P. 171) FOLLOWING THREE COURSES; THENCE SOUTH 10 DEGREES 12 MINUTES 32 SECONDS WEST, 110.00 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 200.00 FEET TO A RE-BAR; THENCE NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST, 99.86 FEET TO A RE-BAR IN THE SOUTH RIGHT-OF-WAY LINE OF 50 FEET WIDE MCCONNEL LANE (RELOCATED); THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF- WAY LINE OF SAID 50 FOOT WIDE MCCONNEL LANE (RELOCATED), 1450.93 FEET TO A RE- BAR; THENCE NORTH 02 DEGREES 17 MINUTES 32 SECONDS EAST ALONG THE EAST RIGHT-OF-WAY LINE OF SAID MCCONNEL LANE, 278.70 FEET TO A RE-BAR MARKING THE SOUTHWEST CORNER OF A 4.938 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 4.938 ACRE TRACT OF LAND THE FOLLOWING TWO COURSES; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 416.15 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 33 MINUTES 12 SECONDS EAST 637.20 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF ORIGINAL 30 FEET WIDE MCCONNEL LANE, 100.00 FEET TO A RE-BAR MARKING THE NORTHWEST CORNER OF 6.762 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 6.762 ACRE TRACT OF LAND THE FOLLOWING FIVE COURSES: THENCE SOUTH 00 DEGREES 33 MINUTES 12 SECONDS WEST, 637.20 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 561.86 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 28 MINUTES 29 SECONDS WEST, 107.61 FEET TO A RE-BAR; THENCE NORTH 07 DEGREES 13 MINUTES 39 SECONDS EAST, 330.81 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 26 MINUTES 48 SECONDS WEST, 147.39 FEET TO THE SOUTHEAST CORNER OF A 1.044 ACRE TRACT OF LAND; THENCE NORTH 03 DEGREES 03 MINUTES 51 SECONDS WEST ALONG THE EAST LINE OF SAID LOT, 201.44 FEET TO A RE-BAR IN THE SOUTH RIGHT-OF-WAY LINE OF SAID ORIGINAL MCCONNEL LANE; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF SAID ORIGINAL LANE, 323.12 FEET TO A RE-BAR IN THE WEST BANK OF A DRAINAGE DITCH; THENCE ALONG THE WEST BANK OF SAID DRAINAGE DITCH THE FOLLOWING SIX COURSES; THENCE SOUTH 00 DEGREES 20 MINUTES 03 SECONDS EAST, 128.24 FEET TO A RE-BAR; THENCE SOUTH 02 DEGREES 25 MINUTES 41 SECONDS WEST, 132.64 FEET TO A RE-BAR; THENCE SOUTH 04 DEGREES 23 MINUTES 32 SECONDS WEST, 307.98 FEET TO A RE-BAR; THENCE SOUTH 05 DEGREES 05 MINUTES 58 SECONDS WEST, 547.73 FEET TO A RE-BAR; THENCE SOUTH 06 DEGREES 53 MINUTES 48 SECONDS WEST, 472.38 FEET TO A RE-BAR; THENCE SOUTH 06 DEGREES 42 MINUTES 25 SECONDS WEST, 448.27 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 35 MINUTES 45 SECONDS WEST ALONG THE SOUTH LINE OF SAID SECTION 35, 3057.55 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM, THE FOLLOWING DESCRIBED TRACT:
BEING PART OF THE SOUTH ONE-HALF OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SECTION 35, T4N, R1 W; THENCE S 89 DEGREES 35' 45" E, 1679 FEET (DEED) TO A P.K. NAIL IN THE CENTER OF S.R. 56; THENCE N 00 DEGREES 28' 51"E ALONG THE CENTERLINE OF SAID S.R. 56, 525.02 FEET TO THE SOUTHWEST CORNER OF A 3.000 ACRE TRACT OF LAND; THENCE CONTINUING ALONG THE CENTERLINE OF SAID ROAD AND ALONG THE BOUNDARY OF SAID 3.000 ACRE TRACT OF LAND THE FOLLOWING FIVE COURSES: THENCE N 00 DEGREES 30' 25" E, 25.03 FEET TO A P.K NAIL; THENCE N 01 DEGREES 50' 05" E, 80.47 FEET TO A P.K. NAIL; THENCE N 05 DEGREES 37' 21" E, 71.69 FEET TO A P.K. NAIL; THENCE N 11 DEGREES 58' 14" E, 87.16 FEET TO A P.K. NAIL; THENCE N 15 DEGREES 01' 25" E, 35.65 FEET TO THE NORTHWEST CORNER OF SAID 3.000 ACRE TRACT OF LAND; THENCE CONTINUING ALONG THE CENTERLINE OF SAID ROAD THE FOLLOWING FOUR COURSES: THENCE N 15 DEGREES 01' 16" E, 216.13 FEET; THENCE N 11 DEGREES 46 07" E, 92.12 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING N 11 DEGREES 46' 07" E, 0.26 FEET; THENCE N 10 DEGREES 12' 32" E, 9.89 FEET; THENCE S 89 DEGREES 26' 48" E ALONG THE SOUTH RIGHT-OF-WAY LINE OF AN EASEMENT FOR INGRESS AND EGRESS (D.R. 17, P. 171), ALSO THE SOUTH LINE OF 40' RELOCATED MCCONNELL LANE, 180.43 FEET TO A RE-BAR; THENCE S 10 DEGREES 12' 32" W 10.14 FEET; THENCE N 89 DEGREES 26' 48" W, 180.44 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM, A PART OF THE SOUTHWEST QUARTER OF SECTION 35 TOWNSHIP 4 NORTH RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN, RANDOLPH TOWNSHIP, OHIO COUNTY, INDIANA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHWEST QUARTER OF SAID SECTION 35 THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST ALONG THE SOUTH LINE OF SAID SOUTHWEST QUARTER 1679' (DEED) TO A POINT ON THE CENTERLINE OF STATE ROUTE 56; THENCE THE FOLLOWING EIGHT (8) COURSES ALONG THE CENTERLINE OF STATE ROUTE 56 (1) NORTH 00 DEGREES 28 MINUTES 51 SECONDS EAST 252.02 FEET (2) NORTH 00 DEGREES 30 MINUTES 25 SECONDS EAST 25.03 FEET (3) NORTH 01 DEGREES 50 MINUTES 05 SECONDS EAST 80.47 FEET (4) NORTH 06 DEGREES 37 MINUTES 21 SECONDS EAST 71.69 FEET (5) NORTH 11 DEGREES 58 MINUTES 14 SECONDS EAST 87.16 FEET (6) NORTH 15 DEGREES 01 MINUTES 26 SECONDS EAST 251.78 FEET (7) NORTH 11 DEGREES 46 MINUTES 07 SECONDS EAST 92.47 FEET (8) NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST 9.89 FEET TO A POINT ON THE SOUTH LINE OF AN EASEMENT FOR INGRESS & EGRESS RECORDED IN DEED RECORD 17, PG 171; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH LINE OF SAID DEED RECORD 180.43 FEET TO THE NORTHWEST CORNER OF A PARCEL OF GROUND RECORDED IN DEED RECORD 17 PAGE 171 THENCE THE FOLLOWING THREE (3) COURSES ALONG THE WEST, SOUTH, AND EAST BOUNDARY OF SAID PARCEL (1) SOUTH 10 DEGREES 12 MINUTES 32 SECONDS WEST 110.00 FEET (2) SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST 200.00 FEET TO THE POINT OF BEGINNING (3) NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST 99.86 TO A POINT ON THE SOUTH LINE OF SAID EASEMENT FOR INGRESS AND EGRESS; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST 200.00 FEET ALONG THE SAID SOUTH LINE; THENCE SOUTH 10 DEGREES 12 MINUTES 32 SECONDS WEST 99.86 FEET THENCE NORTH 89 DEGREES 26 MINUTES 48 SECONDS WEST 200.00 FEET TO THE POINT OF BEGINNING CONTAINING 0.45 ACRES MORE OR LESS.

ALSO EXCEPTING THEREFROM, A PART OF THE SOUTHWEST QUARTER OF SECTION 35 TOWNSHIP 4 NORTH RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN RANDOLPH TOWNSHIP, OHIO COUNTY, INDIANA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHWEST QUARTER OF SAID SECTION 35 THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST ALONG THE SOUTH LINE OF SAID SOUTHWEST QUARTER 1679' (DEED) TO A POINT ON THE CENTERLINE OF STATE ROUTE 56; THENCE THE FOLLOWING EIGHT (8) COURSES ALONG THE CENTERLINE OF STATE ROUTE 56 (1) NORTH 00 DEGREES 28 MINUTES 51 SECONDS EAST 252.02 FEET (2) NORTH 00 DEGREES 30 MINUTES 25 SECONDS EAST 25.03 FEET (3) NORTH 01 DEGREES 50 MINUTES 05 SECONDS EAST 80.47 FEET (4) NORTH 06 DEGREES 37 MINUTES 21 SECONDS EAST 71.69 FEET (5) NORTH 11 DEGREES 58 MINUTES 14 SECONDS EAST 87.16 FEET (6) NORTH 15 DEGREES 01 MINUTES 26 SECONDS EAST 251.78 FEET (7) NORTH 11 DEGREES 46 MINUTES 07 SECONDS EAST 92.47 FEET(8) NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST 9.89 FEET TO A POINT ON THE SOUTH LINE OF AN EASEMENT FOR INGRESS & EGRESS RECORDED IN DEED RECORD 17, PA; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH LINE OF SAID DEED RECORD 180.43 FEET TO THE NORTHWEST CORNER OF A PARCEL OF GROUND RECORDED IN DEED RECORD 17 PAGE 171; THENCE SOUTH 10 DEGREES 12 MINUTES 32 SECONDS WEST ALONG THE WEST LINE OF SAID PARCEL 10.14 FEET; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST 433.60 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST 100.42 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST 111.09 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 100.42; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST 112.06 FEET TO THE POINT OF BEGINNING CONTAINING 0.26 ACRES MORE OR LESS.

TRACT B:
BEING PART OF THE SOUTH ONE-HALF OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF SECTION 35, T4N, R1W, THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST, 1679 FEET (DEED) TO A P.K. NAIL IN THE CENTER OF S.R. 56; THENCE NORTH 00 DEGREES 28 MINUTES 51 SECONDS EAST ALONG THE CENTERLINE OF SAID S.R. 56, 525.02 FEET TO THE SOUTHWEST CORNER OF A 3.000 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 3.000 ACRE TRACT OF LAND THE
FOLLOWING THREE COURSES; THENCE SOUTH 89 DEGREES 25 MINUTES 33 SECONDS EAST, 450.74 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 34 MINUTES 27 SECONDS EAST, 296.73 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 25 MINUTES 33 SECONDS WEST, 415.33 FEET TO THE CENTER OF SAID S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE NORTH 15 DEGREES 01 MINUTES 26 SECONDS EAST, 216.13 FEET; THENCE NORTH 11 DEGREES 46 MINUTES 07 SECONDS EAST, 92.47 FEET; THENCE NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST, 9.89 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF 40 FEET WIDE MCCONNEL LAND (RELOCATED); THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE, 180.43 FEET TO A RE-BAR; THENCE ALONG THE BOUNDARY OF A TRACT OF LAND OWNED BY THE CITY OF RISING SUN (D.R. 17, P 171) FOLLOWING THREE COURSES: THENCE SOUTH 10 DEGREES 12 MINUTES 32 SECONDS WEST, 110.00 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 200.00 FEET TO A RE-BAR; THENCE NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST, 99.86 FEET TO A RE-BAR IN THE SOUTH RIGHT-OF-WAY LINE OF 50 FEET WIDE MCCONNEL LANE (RELOCATED); THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF SAID 50 FOOT WIDE MCCONNEL LANE (RELOCATED), 1450.93 FEET TO A RE-BAR; THENCE NORTH 02 DEGREES 17 MINUTES 32 SECONDS EAST ALONG THE EAST RIGHT-OF-WAY LINE OF SAID MCCONNEL LANE, 278.70 FEET TO A RE-BAR AND THE POINT OF BEGINNING; THENCE CONTINUING NORTH 02 DEGREES 17 MINUTES 32 SECONDS EAST, 637.49 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF ORIGINAL 30 FEET WIDE MCCONNEL LANE, 43.33 FEET TO A RE-BAR MARKING THE NORTHWEST CORNER OF A 1.007 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 1.007 ACRE TRACT OF LAND THE FOLLOWING THREE COURSES; THENCE SOUTH 00 DEGREES 33 MINUTES 12 SECONDS WEST 325.00 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 135.00 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 33 MINUTES 12 SECONDS EAST, 325.00 FOOT TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH LINE OF SAID 30 FEET WIDE MCCONNEL LANE, 218.48 FEET TO A RE-BAR; THENCE SOUTH 00 DEGREES 33 MINUTES 12 SECONDS WEST, 637.20 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 26 MINUTES 48 SECONDS WEST, 416.15 FEET TO THE POINT OF BEGINNING.

TRACT C:
BEING PART OF THE SOUTH ONE-HALF OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST, OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF SECTION 35, T4N, R1W; THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST, 1679 FEET (DEED) TO A P.K. NAIL IN THE CENTER OF S.R. 56; THENCE NORTH 00 DEGREES 28 MINUTES 51 SECONDS EAST ALONG THE CENTERLINE OF SAID S.R. 56, 525.02 FEET TO THE SOUTHWEST CORNER OF A 3.000 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 3.000 ACRE TRACT OF LAND THE FOLLOWING THREE COURSES; THENCE SOUTH 89 DEGREES 25 MINUTES 33 SECONDS EAST, 450.74 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 34 MINUTES 27 SECONDS EAST, 296.73 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 25 MINUTES 33 SECONDS WEST, 415.33 FEET TO THE CENTER OF SAID S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE NORTH 15 DEGREES 01 MINUTES 26 SECONDS EAST, 216.13 FEET; THENCE NORTH 11 DEGREES 46 MINUTES 07 SECONDS EAST, 92.47 FEET; THENCE NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST, 9.89 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF 40 FEET WIDE MCCONNEL LANE (RELOCATED); THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE, 180.43 FEET TO A RE-BAR; THENCE ALONG THE BOUNDARY OF A TRACT OF LAND OWNED BY THE CITY OF RISING SUN (D.R. 17, P.171) FOLLOWING THREE COURSES; THENCE SOUTH 10 DEGREES 12 MINUTES 32 SECONDS WEST, 110.00 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 200.00 FEET TO A RE-BAR; THENCE NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST, 99.86 FEET TO A RE-BAR IN THE SOUTH

RIGHT-OF-WAY LINE OF 50 FEET WIDE MCCONNEL LANE (RELOCATED); THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF SAID 50 FEET WIDE MCCONNEL LANE (RELOCATED), 1450.93 FEET TO A RE-BAR; THENCE NORTH 02 DEGREES 17 MINUTES 32 SECONDS EAST ALONG THE EAST RIGHT-OF-WAY LINE OF SAID MCCONNEL LANE, 278.70 FEET TO A RE-BAR MARKING THE SOUTHWEST CORNER OF A 4.938 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 4.938 ACRE TRACT OF LAND THE FOLLOWING TWO COURSES; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 416.15 FEET TO A RE- BAR; THENCE NORTH 00 DEGREES 33 MINUTES 12 SECONDS EAST, 637.20 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF ORIGINAL 30 FEET WIDE MCCONNEL LANE, 100.00 FEET TO A RE-BAR AND THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF SAID ORIGINAL MCCONNEL LANE, 218.48 FEET TO A RE-BAR MARKING THE NORTHWEST CORNER OF A 1.044 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 1.044 ACRE TRACT OF LAND THE FOLLOWING TWO COURSES: THENCE SOUTH 00 DEGREES 33 MINUTES 12 SECONDS WEST, 201.04 FEET; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 379.90 FEET TO A RE-BAR; THENCE SOUTH 07 DEGREES 13 MINUTES 39 SECONDS WEST, 330.81 FEET TO A RE-BAR; THENCE SOUTH 00 DEGREES 28 MINUTES 29 SECONDS EAST, 107.61 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 26 MINUTES 48 SECONDS WEST, 561.86 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 33 MINUTES 12 SECONDS EAST, 637.20 FEET TO THE POINT OF BEGINNING.

TRACT D:
BEING PART OF THE NORTH ONE-HALF OF SECTION 2 AND PART OF THE NORTHWEST QUARTER OF SECTION 1, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF SECTION 2, T3N, R1W; THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST ALONG THE NORTH LINE OF SAID SECTION 2, 1679 + /- FEET (DEED) TO THE CENTER OF S.R. 56 AND THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST ALONG SAID SECTION LINE 4830.42 FEET TO THE INDIANA-KENTUCKY BORDER IN THE OHIO RIVER; THENCE ALONG SAID INDIANA-KENTUCKY BORDER THE FOLLOWING TWELVE COURSES: SOUTH 33 DEGREES 52 MINUTES 05 SECONDS WEST, 275.89 FEET; SOUTH 40 DEGREES 00 MINUTES 00 SECONDS WEST, 457.19 FEET; SOUTH 45 DEGREES 32 MINUTES 47 SECONDS WEST, 493.77 FEET; SOUTH 50 DEGREES 00 MINUTES 09 SECONDS WEST, 188.26 FEET; SOUTH 45 DEGREES 01 MINUTES 33 SECONDS WEST, 210.94 FEET; SOUTH 47 DEGREES 32 MINUTES 14 SECONDS WEST, 226.52 FEET; SOUTH 51 DEGREES 55 MINUTES 30 SECONDS WEST, 241.36 FEET; SOUTH 52 DEGREES 34 MINUTES 03 SECONDS WEST, 212.45 FEET; SOUTH 56 DEGREES 55 MINUTES 05 SECONDS WEST, 177.71 FEET; SOUTH 48 DEGREES 21 MINUTES 24 SECONDS WEST, 131.52 FEET; SOUTH 32 DEGREES 36 MINUTES 56 SECONDS WEST, 94.74 FEET; SOUTH 28 DEGREES 00 MINUTES 21 SECONDS WEST, 67.59 FEET TO THE MOST SOUTHEASTERLY CORNER LANDS OWNED BY GREGORY H. ANDERSON AND BARBARA A. ANDERSON (D.R. 24, P. 195); THENCE ALONG SAID ANDERSONS' BOUNDARY THE FOLLOWING FIVE COURSES: NORTH 48 DEGREES 02 MINUTES 03 SECONDS WEST, 492.80 FEET TO A RE-BAR; NORTH 20 DEGREES 18 MINUTES 57 SECONDS EAST, 353.90 FEET TO A RE-BAR; NORTH 68 DEGREES 46 MINUTES 03 SECONDS WEST, 34.53 FEET TO A RE-BAR; NORTH 16 DEGREES 05 MINUTES 27 SECONDS EAST, 237.36 FEET TO A RE-BAR; NORTH 19 DEGREES 07 MINUTES 17 SECONDS EAST, 265.01 FEET TO A RE-BAR MARKING THE MOST SOUTHEASTERLY CORNER OF LANDS OF DAVID H. HAMILTON AND DELBERTA A. HAMILTON (D.R. 18, P. 59); THENCE ALONG SAID HAMILTONS' BOUNDARY THE FOLLOWING THREE COURSES: NORTH 20 DEGREES 04 MINUTES 27 SECONDS EAST, 380.42 FEET TO A RE-BAR; NORTH 89 DEGREES 51 MINUTES 13 SECONDS WEST, 373.43 FEET TO A RE-BAR; SOUTH 20 DEGREES 04 MINUTES 27 SECONDS WEST, 380.42 FEET TO AN IRON PIPE MARKING SAID HAMILTONS' MOST SOUTHWESTERLY CORNER; THENCE CONTINUING ALONG SAID ANDERSONS' BOUNDARY THE FOLLOWING TWO COURSES: NORTH 89 DEGREES 51 MINUTES 14 SECONDS WEST, 299.09 FEET TO A RE-BAR; SOUTH 02 DEGREES 08 MINUTES 02 SECONDS WEST, 838.95 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 56 MINUTES 53 SECONDS WEST ALONG THE BOUNDARY OF LANDS OF THE DETMER FAMILY LIMITED PARTNERSHIP AND THE CENTERLINE OF FORMERLY RABB'S LANE 1350.69 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 28 MINUTES 40 SECONDS EAST, 847.33 FEET TO THE SOUTHERLY BOUNDARY OF A 1.15 ACRE TRACT OF LAND (D. R. 19, P.598) AND THE SOUTH RIGHT-OF-WAY LINE OF INDUSTRIAL DRIVE; THENCE SOUTH 89 DEGREES 40 MINUTES 20 SECONDS EAST ALONG SAID 1.15 ACRE TRACT OF LAND AND THE EXTENDED RIGHT-OF-WAY LINE 280.00 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 19 MINUTES 40 SECONDS EAST, 50.00 FEET TO THE NORTHEASTERLY CORNER OF SAID 1.15 ACRE TRACT; THENCE NORTH 89 DEGREES 40 MINUTES 20 SECONDS WEST ALONG THE NORTHERLY LINE OF SAID 1.15 ACRE TRACT AND THE EXTENDED RIGHT-OF-WAY LINE OF SAID INDUSTRIAL DRIVE 730.00 FEET TO A RE-BAR; THENCE NORTH 00

DEGREES 19 MINUTES 40 SECONDS EAST, 150.00 FEET TO A RE- BAR; THENCE NORTH 89 DEGREES 40 MINUTES 20 SECONDS WEST, 269.05 FEET TO A P.K. NAIL IN THE CENTER OF SAID S.R. 56; THENCE ALONG THE CENTERLINE OF SAID ROAD NORTH 00 DEGREES 41 MINUTES 30 SECONDS EAST, 615.73 FEET TO THE POINT OF BEGINNING.

PARCEL II:
BEING PART OF THE SOUTH ONE-HALF OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN RANDOLPH TOWNSHIP, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF SECTION 35, T4N, R1W; THENCE NORTH 00 DEGREES 00 MINUTES EAST ALONG THE WEST LINE OF SAID SECTION 35, 1178.10 FEET (DEED); THENCE SOUTH 89 DEGREES 30 MINUTES 00 EAST, 1732.20 FEET TO THE CENTER OF S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE SOUTH 10 DEGREES 15 MINUTES 44 SECONDS WEST, 50.74 FEET; THENCE SOUTH 11 DEGREES 41 MINUTES 40 SECONDS WEST, 92.47 FEET TO A P.K. NAIL; THENCE SOUTH 14 DEGREES 56 MINUTES 59 SECONDS WEST, 216.13 FEET TO THE POINT OF BEGINNING; THENCE LEAVING SAID ROAD SOUTH 89 DEGREES 30 MINUTES 00 SECONDS EAST, 415.33 FEET TO A RE-BAR; THENCE SOUTH 00 DEGREES 30 MINUTES 00 SECONDS WEST, 296.73 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 30 MINUTES 00 SECONDS WEST, 450.74 FEET TO THE CENTER OF SAID S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING FIVE COURSES; THENCE NORTH 00 DEGREES 25 MINUTES 58 SECONDS EAST, 25.03 FEET TO A P.K. NAIL; THENCE NORTH 01 DEGREES 45 MINUTES 38 SECONDS EAST, 80.47 FEET TO A P.K. NAIL; THENCE NORTH 06 DEGREES 32 MINUTES 54 SECONDS EAST, 71.69 FEET TO A P.K. NAIL; THENCE NORTH 11 DEGREES 53 MINUTES 47 SECONDS EAST, 87.16 FEET TO A P. K. NAIL; THENCE NORTH 14 DEGREES 56 MINUTES 59 SECONDS EAST, 35.65 FEET TO THE POINT OF BEGINNING.

ALSO DESCRIBED IN A SURVEY DATED SEPTEMBER 8, 1995, AND PREPARED BY HOOSIER VALLEY SURVEY CO. MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEING PART OF THE SOUTH ONE-HALF OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF SECTION 35, T4N, R1W; THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST, 1679 FEET (DEED) TO A P.K. NAIL IN THE CENTER OF S.R. 56; THENCE NORTH 00 DEGREES 28 MINUTES 51 SECONDS EAST ALONG THE CENTERLINE OF SAID S.R. 56, 525.02 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG THE CENTERLINE OF SAID ROAD THE FOLLOWING FIVE COURSES; THENCE NORTH 00 DEGREES 30 MINUTES 25 MINUTES EAST, 25.03 FEET TO A P.K. NAIL; THENCE NORTH 01 DEGREES 50 MINUTES 05 SECONDS EAST, 80.47 FEET TO A P.K. NAIL; THENCE NORTH 06 DEGREES 37 MINUTES 21 SECONDS EAST, 71.69 FEET TO A P.K. NAIL; THENCE NORTH 11 DEGREES 58 MINUTES 14 SECONDS EAST, 87.16 FEET TO A P.K. NAIL; THENCE NORTH 15 DEGREES 01 MINUTES 26 SECONDS EAST, 35.65 FEET; THENCE SOUTH 89 DEGREES 25 MINUTES 33 SECONDS EAST, 415.33 FEET TO A RE-BAR; THENCE SOUTH 00 DEGREES 34 MINUTES 27 SECONDS WEST, 296.73 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 25 MINUTES 33 SECONDS WEST, 450.74 FEET TO THE POINT OF BEGINNING.

PARCEL III:
BEING PART OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT AN IRON PIN IN THE SOUTHERLY RIGHT-OF-WAY LINE OF SIXTH STREET MARKING THE MOST NORTHERLY CORNER OF PINKNEY JAMES ADDITION TO THE CITY OF RISING SUN; THENCE NORTH 36 DEGREES 12 MINUTES 52 SECONDS EAST ALONG THE WESTERLY LINE OF SAID PINKNEY JAMES ADDITION 82.50 FEET TO A RAILROAD SPIKE IN THE NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET; THENCE NORTH 53 DEGREES 47 MINUTES 08 SECONDS WEST ALONG THE EXTENDED RIGHT-OF-WAY LINE OF SAID SIXTH STREET, 41.04 FEET TO THE CENTER OF S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE NORTH 35 DEGREES 51 MINUTES 08 SECONDS EAST, 553.55 FEET TO A P.K. NAIL; THENCE NORTH 32 DEGREES 15 MINUTES 46 SECONDS EAST, 112.99 FEET TO A P.K. NAIL; THENCE NORTH 22 DEGREES 02 MINUTES 46 SECONDS EAST, 56.08 FEET TO A P.K. A NAIL; THENCE LEAVING SAID ROAD SOUTH 89 DEGREES 39 MINUTES 00 SECONDS EAST ALONG THE EXTENDED SOUTHERLY LINE OF A 0.42 ACRE TRACT OF LAND 285.87 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 56 MINUTES 53 SECONDS EAST ALONG A LINE FORMERLY KNOWN AS THE CENTER OF RABB'S LANE, ALSO BEING THE EXTENDED SOUTHERLY LINE OF A 128.249 ACRE TRACT OF LAND 1801.12 FEET TO A RE-BAR; THENCE SOUTH 50

DEGREES 51 MINUTES 37 SECONDS EAST ALONG THE BOUNDARY OF A 10.21 +/- ACRE TRACT OF LAND OWNED BY GREGORY H. ANDERSON AND BARBARA ANDERSON (D.R. 24, P. 195-196), 395.74 FEET TO THE EDGE OF THE OHIO RIVER AND THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 50 DEGREES 51 MINUTES 37 SECONDS EAST, 490.67 FEET TO THE INDIANA-KENTUCKY BORDER IN THE OHIO RIVER; THENCE ALONG SAID INDIANA-KENTUCKY BORDER THE FOLLOWING SEVEN COURSES; THENCE SOUTH 35 DEGREES 39 MINUTES 30 SECONDS WEST, 178.10 FEET; THENCE SOUTH 41 DEGREES 57 MINUTES 54 SECONDS WEST, 267.61 FEET; THENCE SOUTH 45 DEGREES 39 MINUTES 22 SECONDS WEST, 236.12 FEET; THENCE SOUTH 52 DEGREES 10 MINUTES 43 SECONDS WEST, 58.09 FEET; THENCE SOUTH 43 DEGREES 14 MINUTES 30 SECONDS WEST, 76.63 FEET; THENCE SOUTH 49 DEGREES 29 MINUTES 45 SECONDS WEST, 241.34 FEET; THENCE SOUTH 54 DEGREES 20 MINUTES 17 SECONDS WEST, 780.32 FEET; THENCE LEAVING SAID STATE BORDER NORTH 53 DEGREES 47 MINUTES 08 SECONDS WEST, 562.26 FEET TO A RE-BAR AT THE EDGE OF SAID OHIO RIVER MARKING THE MOST EASTERLY CORNER OF LANDS OWNED BY JOHN D. MITCHELL AND JANET C. MITCHELL (D.R. 25, P. 312); THENCE ALONG THE EDGE OF SAID RIVER AND THE BOUNDARY OF A 57.820 ACRE TRACT OF LAND THE FOLLOWING FOUR COURSES: THENCE NORTH 59 DEGREES 00 MINUTES 00 SECONDS EAST, 154.19 FEET; THENCE NORTH 53 DEGREES 29 MINUTES 16 SECONDS EAST, 458.01 FEET; THENCE NORTH 47 DEGREES 06 MINUTES 00 SECONDS EAST, 362.74 FEET; THENCE NORTH 48 DEGREES 48 MINUTES 00 SECONDS EAST, 896.54 FEET TO THE POINT OF BEGINNING.

PARCEL IV:
BEING PART OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN RANDOLPH TOWNSHIP AND PARTLY IN THE CITY OF RISING, SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT AN IRON PIN IN THE SOUTHERLY RIGHT-OF-WAY LINE OF SIXTH STREET MARKING THE MOST NORTHERLY CORNER OF PINKNEY JAMES ADDITION TO THE CITY OF RISING SUN; THENCE NORTH 36 DEGREES 12 MINUTES 52 SECONDS EAST ALONG THE WESTERLY LINE OF SAID PINKNEY JAMES ADDITION, 82.50 FEET TO A RAILROAD SPIKE IN THE NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET AND THE POINT OF BEGINNING; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE 459.26 FEET TO A RE-BAR; THENCE ALONG THE BOUNDARY OF A 0.466 +/- ACRE TRACT OF LAND OWNED BY JOHN RICHARDS (D.R. 18, P 460) THE FOLLOWING NINE COURSES; THENCE NORTH 41 DEGREES 14 MINUTES 03 SECONDS EAST, 106.67 FEET TO A RE-BAR; THENCE SOUTH 55 DEGREES 33 MINUTES 57 SECONDS EAST, 113.00 FEET TO AN IRON PIN; THENCE SOUTH 35 DEGREES 41 MINUTES 02 SECONDS WEST, 32.45 FEET TO A RE-BAR; THENCE NORTH 55 DEGREES 46 MINUTES 17 SECONDS WEST, 44.55 FEET TO A RE-BAR; THENCE SOUTH 34 DEGREES 13 MINUTES 43 SECONDS WEST, 35.00 FEET TO A RE-BAR; THENCE SOUTH 55 DEGREES 46 MINUTES 17 SECONDS EAST, 44.55 FEET TO A REBAR; THENCE SOUTH 34 DEGREES 13 MINUTES 43 SECONDS WEST, 19.95 FEET TO A RE-BAR; THENCE SOUTH 49 DEGREES 09 MINUTES 17 SECONDS EAST, 32.80 FEET TO A RE-BAR; THENCE SOUTH 40 DEGREES 50 MINUTES 43 SECONDS WEST, 19.82 FEET IN A RE-BAR IN SAID NORTHERLY RIGHT-OF-WAY OF SIXTH STREET; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE 890.16 FEET TO THE EDGE OF THE OHIO RIVER; THENCE ALONG THE EDGE OF SAID RIVER THE FOLLOWING FOUR COURSES; THENCE NORTH 59 DEGREES 00 MINUTES 00 SECONDS EAST, 284.34 FEET; THENCE NORTH 53 DEGREES 29 MINUTES 16 SECONDS EAST, 458.01 FEET; THENCE NORTH 47 DEGREES 06 MINUTES 00 SECONDS EAST, 362.74 FEET; THENCE NORTH 48 DEGREES 48 MINUTES 00 SECONDS EAST, 896.54 FEET; THENCE LEAVING SAID RIVER NORTH 50 DEGREES 51 MINUTES 37 SECONDS WEST ALONG THE BOUNDARY OF A 10.21 + /- ACRE TRACT OF LAND OWNED BY GREGORY H. ANDERSON AND BARBARA A. ANDERSON (D.R. 24, PAGE 195-196), 395.74 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 56 MINUTES 53 SECONDS WEST ALONG A LINE FORMERLY KNOWN AS THE CENTER OF RABB'S LANE, 1801.12 FEET TO A RE- BAR; THENCE NORTH 89 DEGREES 39 MINUTES 00 SECONDS WEST ALONG THE EXTENDED SOUTHERLY LINE OF A 0.42 ACRE TRACT OF LAND, 285.87 FEET TO THE CENTER OF S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE SOUTH 22 DEGREES 02 MINUTES 46 SECONDS WEST, 56.08 FEET TO A P.K. NAIL; THENCE SOUTH 32 DEGREES 15 MINUTES 46 SECONDS WEST, 112.99 FEET TO A P.K. NAIL; THENCE SOUTH 35 DEGREES 51 MINUTES 08 SECONDS WEST, 553.55 FEET TO THE INTERSECTION OF SAID CENTERLINE WITH THE EXTENDED NORTHERLY RIGHT-OF-WAY OF SAID SIXTH STREET; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE, 41.04 FEET TO THE POINT OF BEGINNING.

EXCEPT FOR THAT PART OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT AN IRON PIN IN THE SOUTHERLY RIGHT-OF-WAY LINE OF SIXTH STREET MARKING THE MOST NORTHERLY CORNER OF PINKNEY JAMES ADDITION TO THE CITY OF RISING SUN; THENCE NORTH 36

DEGREES 12 MINUTES 52 SECONDS EAST ALONG THE WESTERLY LINE OF SAID PINKNEY JAMES ADDITION, 82.50 FEET TO A RAILROAD SPIKE IN THE NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE 1196.25 FEET TO A RE-BAR AND THE POINT OF BEGINNING, SAID POINT BEING THE EXTENSION OF THE EAST LINE OF SHORT STREET; THENCE LEAVING SAID STREET NORTH 36 DEGREES 12 MINUTES 52 SECONDS EAST, 120.00 FEET TO A RE-BAR; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST, 359.14 FEET TO THE EDGE OF THE OHIO RIVER; THENCE SOUTH 59 DEGREES 00 MINUTES 00 SECONDS WEST ALONG THE EDGE OF SAID RIVER 130.15 FEET TO THE EXTENDED NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET; THENCE LEAVING SAID RIVER NORTH 53 DEGREES 47 MINUTES 08 SECONDS WEST ALONG SAID RIGHT-OF-WAY LINE 308.74 FEET TO THE POINT OF BEGINNING, CONTAINING 0.920 ACRES PREVIOUSLY DEEDED TO JOHN D. MITCHELL AND JANET C. MITCHELL, HUSBAND AND WIFE IN WARRANTY DEED DATED JULY 28, 1993 AND RECORDED AS INSTRUMENT NO. 054369.

THE ABOVE REAL ESTATE IS ALSO DESCRIBED IN A SURVEY DATED SEPTEMBER 26, 1995, AND PREPARED BY HOOSIER VALLEY SURVEY CO., MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEING PART OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT AN IRON PIN IN THE SOUTHERLY RIGHT-OF-WAY LINE OF SIXTH STREET MARKING THE MOST NORTHERLY CORNER OF PINKNEY JAMES ADDITION TO THE CITY OF RISING SUN; THENCE NORTH 36 DEGREES 12 MINUTES 52 SECONDS EAST ALONG THE WESTERLY LINE OF SAID PINKNEY JAMES ADDITION 82.50 FEET TO A RAILROAD SPIKE IN THE NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET AND THE POINT OF BEGINNING; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE 459.26 FEET TO A RE-BAR; THENCE ALONG THE BOUNDARY OF A 0.466 + ACRE TRACT OF LAND OWNED BY JOHN RICHARDS (D.R. 18, P. 460) THE FOLLOWING NINE COURSES; THENCE NORTH 41 DEGREES 14 MINUTES 03 SECONDS EAST, 106.67 FEET TO A RE-BAR; THENCE SOUTH 55 DEGREES 33 MINUTES 57 SECONDS EAST, 113.00 FEET TO AN IRON PIN; THENCE SOUTH 35 DEGREES 41 MINUTES 02 SECONDS WEST, 32.45 FEET TO A RE-BAR; THENCE NORTH 55 DEGREES 46 MINUTES 17 SECONDS WEST, 44.55 FEET TO A RE-BAR; THENCE SOUTH 34 DEGREES 13 MINUTES 43 SECONDS WEST, 35.00 FEET TO A RE-BAR; THENCE SOUTH 55 DEGREES 46 MINUTES 17 SECONDS EAST, 44.55 FEET TO A RE-BAR; THENCE SOUTH 34 DEGREES 13 MINUTES 43 SECONDS WEST, 19.95 FEET TO A REBAR; THENCE SOUTH 49 DEGREES 09 MINUTES 17 SECONDS EAST, 32.80 FEET TO A RE-BAR; THENCE SOUTH 40 DEGREES 50 MINUTES 43 SECONDS WEST, 19.82 FEET TO A RE-BAR IN SAID NORTHERLY RIGHT-OF-WAY OF SIXTH STREET; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE 581.42 FEET TO A RE-BAR; THENCE ALONG THE BOUNDARY OF A 0.920 ACRE TRACT OF LAND OWNED BY JOHN D. AND JANET C. MITCHELL (D.R. 25, P. 312) THE FOLLOWING TWO COURSES; THENCE NORTH 36 DEGREES 12 MINUTES 52 SECONDS EAST, 120.00 FEET TO A RE-BAR; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST, 359.14 FEET TO A RE-BAR AT THE EDGE OF THE OHIO RIVER; THENCE ALONG THE EDGE OF SAID RIVER THE FOLLOWING FOUR COURSES; THENCE NORTH 59 DEGREES 00 MINUTES 00 SECONDS EAST, 154.19 FEET; THENCE NORTH 53 DEGREES 29 MINUTES 16 SECONDS EAST, 458.01 FEET; THENCE NORTH 47 DEGREES 06 MINUTES 00 SECONDS EAST, 362.74 FEET; THENCE NORTH 48 DEGREES 48 MINUTES 00 EAST, 896.54 FEET; THENCE LEAVING SAID RIVER NORTH 50 DEGREES 51 MINUTES 37 SECONDS WEST ALONG THE BOUNDARY OF A 10.21 + ACRE TRACT OF LAND OWNED BY GREGORY H. ANDERSON AND BARBARA ANDERSON (D.R. 24, P. 195-196), 395.74 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 56 MINUTES 53 SECONDS WEST ALONG A LINE FORMERLY KNOWN AS THE CENTER OF RABB'S LANE, 1801.12 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 39 MINUTES 00 SECONDS WEST ALONG THE EXTENDED SOUTHERLY LINE OF A 0.42 ACRE TRACT OF LAND, 285.87 FEET TO THE CENTER OF S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE SOUTH 22 DEGREES 02 MINUTES 46 SECONDS WEST, 56.08 FEET TO A P.K. NAIL; THENCE SOUTH 32 DEGREES 15 MINUTES 46 SECONDS WEST, 112.99 FEET TO A P.K. NAIL; THENCE SOUTH 35 DEGREES 51 MINUTES 08 SECONDS WEST, 553.55 FEET TO THE INTERSECTION OF SAID CENTERLINE WITH THE EXTENDED NORTHERLY RIGHT-OF-WAY OF SAID SIXTH STREET; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE, 41.04 FEET TO THE POINT OF BEGINNING.

PARCEL V:
A PART OF THE NORTHEAST QUARTER OF FRACTIONAL SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST, MORE FULLY DESCRIBED AS FOLLOWS:
COMMENCING AT AN IRON PIN 233.15 FEET S 56"00' EAST OF THE INTERSECTION OF WALNUT STREET AND SIXTH STREET IN SAID TOWN: THENCE N 56" 00' WEST ALONG THE CENTERLINE OF SIXTH STREET 50.00

FEET TO A P.K. NAIL, WHICH IS THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG THE CENTERLINE OF SIXTH STREET N 56" 00' WEST 156.65 FEET TO A P.K. NAIL, THENCE N 34" 15' EAST 153.65 FEET TO A STAKE; THENCE S 62" 33' EAST, 113.00 FEET TO A STAKE, THENCE S 27" 23' WEST 32.45 FEET, THENCE N 62" 37' WEST 44.55 FEET, THENCE S 27" 33' WEST 35.00 FEET, THENCE S 62" 37' EAST 44.55 FEET, THENCE S 27" 23' WEST 19.95 FEET; THENCE S 56" 00' EAST 32.80 FEET, THENCE S 34"00' WEST 78.50 FEET TO THE TRUE POINT OF BEGINNING AND CONTAINING 0.466 ACRES, MORE OR LESS.

EXCEPTING FROM PARCELS IV AND V THE FOLLOWING DESCRIBED TRACTS:

(1) BEING A PART OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT AN IRON PIN IN THE SOUTHERLY RIGHT-OF-WAY LINE OF SIXTH STREET MARKING THE MOST NORTHERLY CORNER OF PINKNEY JAMES ADDITION TO THE CITY OF RISING SUN; THENCE NORTH 36 DEGREES 12 MINUTES 52 SECONDS EAST ALONG THE WESTERLY LINE OF SAID PINKNEY JAMES ADDITION 82.50 FEET TO THE NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET, THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE AND ALONG THE BOUNDARY OF A 57.820 ACRE TRACT OF LAND 529.26 FEET TO A RE-BAR AND THE POINT OF BEGINNING; THENCE NORTH 34 DEGREES 47 MINUTES 10 SECONDS EAST 108.10 FEET TO A RE-BAR; THENCE SOUTH 55 DEGREES 33 MINUTES 55 SECONDS EAST 191.79 FEET TO A RE-BAR; THENCE SOUTH 36 DEGREES, 12 MINUTES 52 SECONDS WEST 114.02 FEET TO A RE-BAR IN THE NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET; THENCE NORTH 53 DEGREES 47 MINUTES 08 SECONDS WEST ALONG SAID RIGHT-OF-WAY 189.00 FEET TO THE POINT OF BEGINNING. CONTAINING 0.485 ACRES.

(2) BEING PART OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN, LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS (BEARINGS IN THIS DESCRIPTION ARE BASED ON 57.820 ACRE SURVEY, A 0.920 ACRE SURVEY AND A 0.485 ACRE SURVEY ALL COMPLETED BY DAVID T. CROUCH, L.S. ON AUGUST 8, 1994, JUNE 14, 1993 AND OCTOBER 8, 1997): COMMENCING AT A RE-BAR MARKING THE NORTHEASTERLY CORNER OF LOT 7 IN PINKNEY JAMES ADDITION TO THE CITY OF RISING SUN; THENCE N 36° 12' 52" E, 82.50 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SIXTH STREET; THENCE N 53° 47' 08" W, ALONG THE SAID RIGHT-OF-WAY, ALSO BEING THE SOUTHERLY LINE OF 0.516 ACRE TRACT OF LAND, 227.67 FEET TO A RE-BAR AND THE POINT OF BEGINNING; THENCE CONTINUING N 53° 47' 08" W, ALONG SAID RIGHT-OF-WAY, 185.93 FEET TO A RE-BAR; THENCE NORTH 36° 12' 52" E ALONG THE SOUTHERLY LINE OF A 0.485 ACRE TRACT OF LAND, 90.50 FEET TO A RE-BAR; THENCE S 51° 19' 46" E, 181.00 FEET TO A RE-BAR; THENCE S 32° 41' 33" W ALONG THE WESTERLY BOUNDARY OF SAID 0.518 ACRE TRACT OF LAND, 82.90 FEET TO THE POINT OF BEGINNING.

(3) The property conveyed to RISING SUN/OHIO COUNTY FIRST, INC., an Indiana nonprofit corporation, by General Warranty Deed dated October 4, 2012 and recorded November 9, 2012 as Instrument No. 20120976, described as follows:
Being part of Section 2, Township 3 North, Range 1 West, of the First Principal Meridian located in the City of Rising Sun, Ohio County, Indiana, described as follows:
Commencing at the Southerly right-of-way line of Sixth Street at the most Northerly corner of Pinkney James Addition to the City of Rising Sun; thence N 36°12'52" E along the Westerly line of said Pinkney James Addition 82.50 feet to the Northerly right-of-way line of said Sixth Street; thence N 53°47'08" E along said right-of-way line 1172.92 feet to the centerline of High Street (S.R. 56); thence along said centerline the following three courses and distances: N 35°51'08" E, 553.55 feet; thence N 32°15'46" E, 112.99 feet; thence N 22°0246" E, 2.26 feet to a magnetic nail at the Point of Beginning; Thence continuing N 22°02'46" E, 53.82 feet to a magnetic nail; thence leaving said centerline S 89°39'00" E along the South line of Aurora Flavors, LLC (# 20051465), 285.87 feet to a re-bar; thence S 89°56'53" E along the South line of City of Rising Sun (D.R. 29, P. 480, then D.R. 29, P. 390), 374.92 feet to a re-bar; thence severing the parent lands the following six courses and distances: S 44°0606" E, 163.93 feet to a magnetic nail; thence S 45°59'48" W along a private road, 366.77 feet to a magnetic nail; thence S 58°58'41" W along a private road, 18.46 feet to a magnetic nail; thence N 44°00'12" W, 313.63 feet to a magnetic nail; thence N 45°59'48" E, 152.94 feet to a magnetic nail; thence N 89°3947" W, 407.58 feet to the Point of Beginning. Containing 3.010 acres from the lands of Gaming Entertainment (Indiana) LLC (# 20110253).

PARCEL VI:
BEING PART OF THE NORTHEAST QUARTER OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN RANDOLPH TOWNSHIP, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHWEST CORNER OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST; THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST 1679 FEET TO THE CENTER OF STATE ROAD 56;

THENCE SOUTH 00 DEGREES 41 MINUTES 30 SECONDS WEST ALONG THE CENTERLINE OF SAID STATE ROAD 56, 765.73 FEET; THENCE SOUTH 89 DEGREES 40 MINUTES 20 SECONDS EAST ALONG THE NORTH LINE OF INDUSTRIAL DRIVE AND THEN ALONG THE NORTH LINE OF A 1.830 ACRE EASEMENT 2412.42 FEET TO THE POINT OF BEGINNING; THENCE NORTH 20 DEGREES 04 MINUTES 27 SECONDS EAST 325.86 FEET TO A REBAR; THENCE SOUTH 89 DEGREES 51 MINUTES 13 SECONDS EAST 373.43 FEET TO A REBAR; THENCE SOUTH 20 DEGREES 04 MINUTES 27 SECONDS WEST 380.42 FEET TO A REBAR; THENCE NORTH 89 DEGREES 51 MINUTES 13 SECONDS WEST 373.43 FEET TO AN IRON PIPE; THENCE NORTH 20 DEGREES 04 MINUTES 27 SECONDS EAST 54.56 FEET TO THE POINT OF BEGINNING, CONTAINING 3.065 ACRES.

PARCEL VII: LEASEHOLD
The property conveyed to RISING SUN/OHIO COUNTY FIRST, INC., an Indiana nonprofit corporation, by General Warranty Deed dated October 4, 2012 and recorded November 9, 2012 as Instrument No. 20120976, described as follows:
Being part of Section 2, Township 3 North, Range 1 West, of the First Principal Meridian located in the City of Rising Sun, Ohio County, Indiana, described as follows:
Commencing at the Southerly right-of-way line of Sixth Street at the most Northerly corner of Pinkney James Addition to the City of Rising Sun; thence N 36°12'52" E along the Westerly line of said Pinkney James Addition 82.50 feet to the Northerly right-of-way line of said Sixth Street; thence N 53°47'08" E along said right-of-way line 1172.92 feet to the centerline of High Street (S.R. 56); thence along said centerline the following three courses and distances: N 35°51'08" E, 553.55 feet; thence N 32°15'46" E, 112.99 feet; thence N 22°0246" E, 2.26 feet to a magnetic nail at the Point of Beginning; Thence continuing N 22°02'46" E, 53.82 feet to a magnetic nail; thence leaving said centerline S 89°39'00" E along the South line of Aurora Flavors, LLC (# 20051465), 285.87 feet to a re-bar; thence S 89°56'53" E along the South line of City of Rising Sun (D.R. 29, P. 480, then D.R. 29, P. 390), 374.92 feet to a re-bar; thence severing the parent lands the following six courses and distances: S 44°0606" E, 163.93 feet to a magnetic nail; thence S 45°59'48" W along a private road, 366.77 feet to a magnetic nail; thence S 58°58'41" W along a private road, 18.46 feet to a magnetic nail; thence N 44°00'12" W, 313.63 feet to a magnetic nail; thence N 45°59'48" E, 152.94 feet to a magnetic nail; thence N 89°3947" W, 407.58 feet to the Point of Beginning. Containing 3.010 acres from the lands of Gaming Entertainment (Indiana) LLC (# 20110253).

APN(s):    001-231-72
001-231-74

After Recording, Return to:
Fidelity National Title Agency of Nevada, Inc.
8363 W. Sunset Road, Ste. 100
Las Vegas, Nevada 89113

Recording requested by
Shearman & Sterling LLP
599 Lexington Ave
New York, New York 10022
Attn: Lisa M. Brill, Esq.

Mail Tax Statements to:
Stockman’s Casino c/o Full House Resorts, Inc.
One Summerlin
1980 Festival Plaza Dr., Suite 680
Las Vegas, Nevada 89135
Attention: Daniel R. Lee
President and Chief Executive Officer

The undersigned hereby affirms that this
document submitted for recording does not
contain the personal information of any person
or persons (Pursuant to NRS 239B.030)

THIS DEED OF TRUST SECURES A NOTE WHICH PROVIDES FOR
A VARIABLE INTEREST RATE

FIRST LIEN DEED OF TRUST, FIXTURE FILING AND SECURITY AGREEMENT WITH
ABSOLUTE ASSIGNMENT OF LEASES AND RENTS

THE PARTIES TO THIS FIRST LIEN DEED OF TRUST, FIXTURE FILING AND SECURITY AGREEMENT WITH ABSOLUTE ASSIGNMENT OF LEASES AND RENTS, ("Deed of Trust"), made as of February __, 2018, are STOCKMAN’S CASINO, a Nevada corporation ("Trustor") and Fidelity National Title Agency of Nevada, Inc., a Nevada corporation ("Trustee"), for the benefit of WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent ("Collateral Agent" or "Beneficiary") for the benefit of the Noteholders (as defined below). Unless otherwise defined herein, all capitalized terms used in this Deed of Trust shall have the respective meanings assigned in the Indenture referred to below.

RECITALS

As of the date hereof, Trustor has executed that certain Guaranty Agreement for the benefit of Beneficiary (the "Guaranty"), which Guaranty guarantees the obligations of Full House Resorts, Inc. ("Borrower"), an affiliate of Trustor, arising out of, among other things:

(i)    That certain Notes Purchase Agreement dated as of the date hereof, executed by Borrower, the Guarantors, and the Purchasers party thereto from time to time (the "Purchasers") (as supplemented, modified, amended, extended or restated from time to time, the "Notes Purchase Agreement") pursuant to which, among other things, the Borrower agrees to issue to the Purchasers Senior Secured Notes due in 2024 in the maximum aggregate principal amount of One Hundred Million Dollars ($100,000,000.00) (the "Notes");

(ii)    That certain Indenture dated as of the date hereof, executed by Borrower, the Guarantors and Beneficiary (as supplemented, modified, amended, extended or restated from time to time) pursuant to which Borrower has authorized the issuance of the Notes (the "Indenture") to the registered holders thereof (the "Noteholders" or "Holders"); and

(iii)    Those certain Notes executed by Borrower and payable to the order of each of the Noteholders for the purpose of evidencing Borrower’s obligation (among other obligations) to repay amounts advanced under the Indenture, together with accrued interest thereon.

NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained and in the other Bond Documents, the parties hereto hereby agree as follows:

ARTICLE I. GRANT IN TRUST

For the purposes of and upon the terms and conditions set forth in this Deed of Trust, Trustor irrevocably grants, conveys and assigns to Trustee, in trust for the benefit of Beneficiary, with power of sale and right of entry and possession, all that real property located in the City of Fallon, County of Churchill, State of Nevada, described on Exhibit A attached hereto, together with all development rights or credits, air rights, water, water rights and water stock related to the real property, and all minerals, oil and gas, and other hydrocarbon substances in, on or under the real property, and all appurtenances, easements, rights and rights of way appurtenant or related thereto; all buildings, other improvements and fixtures now or hereafter located on the real property, including, but not limited to, all apparatus, equipment, and appliances used in the operation or occupancy of the real property, it being intended by the parties that all such items shall be conclusively considered to be a part of the real property, whether or not attached or affixed to the real property (the "Improvements"); all interest or estate which Trustor may hereafter acquire in the property described above, and all additions and accretions thereto; all present and future interest of Trustor as lessor, licensor, franchisor, grantor or similar party to any occupancy agreement now or hereinafter related to the Improvements; all right, title and interest of Trustor in any present or future awards or payments including any right to receive the same; the Collateral (as defined in Section 4.1); and the rents, issues, earnings, income and proceeds of any of the foregoing (all of the foregoing, whether now owned or hereafter acquired, being collectively referred to as the "Subject Property"). The listing of specific rights or property shall not be interpreted as a limit of general terms. The Subject Property shall not include the Excluded Collateral (as defined in the Security Agreement).

ARTICLE II. OBLIGATIONS SECURED

2.1    Obligations Secured. Trustor makes this grant and assignment for the purpose of securing the following obligations (collectively, the "Obligations"):

(a)    All liabilities and obligations, howsoever arising, owed by the Trustor to the Collateral Agent and Noteholders of every kind and description (whether or not evidenced by the Notes or any other note or instrument and whether or not for the payment of money) direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, in each case, pursuant to the terms of the Guaranty, this Deed of Trust or any of the other Bond Documents to which the Trustor is a party:

(b)    All modifications, extensions and renewals of any of the obligations secured hereby, however evidenced, including, without limitation: (i) modifications of the required principal payment dates or interest payment dates or both, as the case may be, deferring or accelerating payment dates wholly or partly; (ii) modifications, extensions or renewals at a different rate of interest whether or not in the case of a note, the modification, extension or renewal is evidenced by a new or additional promissory note or notes and (iii) increases or decreases in the maximum amount of the Notes or any reallocation between such facilities.

2.2    Future Advances. This Deed of Trust is governed by Nevada Revised Statutes ("NRS") Sections 106.300 to 106.400 and secures future advances as provided in such Sections. The maximum amount of principal (as defined in NRS Section 106.345) secured hereby (including disbursements that the Noteholders may, but shall not be obligated to make under this Deed of Trust, the Bond Documents or any other document with respect thereto) shall not exceed ONE HUNDRED MILLION DOLLARS ($100,000,000), which amount shall not be reduced by (a) repayments from time to time of outstanding amounts under the Notes or (b) repayments by Borrower from any funding source. This Deed of Trust shall be valid and have priority to the extent of the maximum amount secured hereby over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the Subject Property given priority by law.

2.3    Incorporation. All terms of the Obligations and the documents evidencing such Obligations are incorporated herein by this reference. All Persons who may have or acquire an interest in the Subject Property shall be deemed to have notice of the terms of the Obligations and to have notice, if provided therein, that: (a) the Notes, Indenture or Notes Purchase Agreement may permit borrowing, repayment and re-borrowing so that repayments shall not reduce the amounts of the Obligations; and (b) the rate of interest on one or more Obligations may vary from time to time.

2.4    Obligations. The term "Obligations" is used herein in its broadest and most comprehensive sense and shall be deemed to include, without limitation, all interest and charges, prepayment charges (if any), fees, expenses, indemnities, late charges and loan fees at any time accruing or assessed on any of the Obligations, and shall include interest that accrues after the commencement of any bankruptcy or other insolvency proceeding by or against the Trustor whether or not allowed or allowable) and all the foregoing shall be part of the Obligations.

ARTICLE III. ASSIGNMENT OF LEASES AND RENTS

3.1    Representations, Warranties and Covenants. Trustor represents, warrants and covenants that (a) there are no material leases, licenses or other agreements relating to the management, leasing or operation of the Subject Property or any portion thereof ("Leases") other than those that have been submitted to Beneficiary as of the date hereof in effect as of the date hereof; and (b) no Leases shall be entered into by Trustor that would materially and adversely affect Beneficiary without Beneficiary’s prior written consent (acting in accordance with the written direction of the Required Noteholders, as defined in the Indenture) unless otherwise permitted under the Indenture.

3.2    Assignment. Other than the Excluded Collateral and subject to Gaming Laws and Liquor Laws, Trustor hereby irrevocably assigns to Beneficiary all of Trustor’s right, title and interest in, to and under: (a) all Leases and all other agreements of any kind relating to the use or occupancy of the Subject Property or any portion thereof, whether now existing or entered into after the date hereof; and (b) the rents, issues, deposits and profits of the Subject Property, including, without limitation, all amounts payable and all rights and benefits accruing to Trustor under the Leases ("Payments"). The term "Leases" shall also include all guarantees of and security for the lessees’ performance thereunder, and all amendments, extensions, renewals or modifications thereto which are permitted hereunder. This is a present and absolute assignment, not an assignment for security purposes only, and Beneficiary’s right to the Leases and Payments is not contingent upon, and may be exercised without possession of, the Subject Property. To the extent of any conflict or discrepancy between the terms of this Article III and the Assignment of Entitlements, Contracts, Rents and Revenues, the terms and conditions of the Assignment of Entitlements, Contracts, Rents and Revenues shall control.

3.3    Grant of License. Beneficiary confers upon Trustor a revocable license ("License") to collect and retain the Payments as they become due and payable, except during the existence of an Event of Default (as defined in the Indenture). Upon the occurrence of an Event of Default, the License shall be automatically revoked and Beneficiary may collect and apply the Payments pursuant to Section 6.4 without notice and without taking possession of the Subject Property. Trustor hereby irrevocably authorizes and directs the lessees under the Leases to rely upon and comply with any notice or demand by Beneficiary for the payment to Beneficiary of any rental or other sums which may at any time become due under the Leases, or for the performance of any of the lessees’ undertakings under the Leases, and the lessees shall have no right or duty to inquire as to whether any Event of Default has actually occurred or is then existing hereunder. Trustor hereby relieves the lessees from any liability to Trustor by reason of relying upon and complying with any such notice or demand by Beneficiary.

3.4    Effect of Assignment. The foregoing irrevocable assignment shall not cause Beneficiary to be: (a) a mortgagee in possession; (b) responsible or liable for the control, care, management or repair of the Subject Property or for performing any of the terms, agreements, undertakings, obligations, representations, warranties, covenants and conditions of the Leases; or (c) responsible or liable for any waste committed on the Subject Property by the lessees under any of the Leases or any other parties; for any dangerous or defective condition of the Subject Property; or for any negligence in the management, upkeep, repair or control of the Subject Property resulting in loss or injury or death to any lessee, licensee, employee, invitee or other Person. Beneficiary and Trustee shall not directly or indirectly be liable to Trustor or any other Person as a consequence of: (i) the exercise or failure to exercise any of the rights, remedies or powers granted to Beneficiary or Trustee, or any of their respective employees, agents, contractors or subcontractors hereunder; or (ii) the failure or refusal of Beneficiary to perform or discharge obligation, duty or liability of Trustor arising under the Leases.

3.5    Covenants. Trustor covenants and agrees at Trustor’s sole cost and expense to: (a) perform the obligations of lessor contained in the Leases and enforce performance by the lessees of the obligations of the lessees contained in the Leases to the extent commercially reasonable; (b) give Beneficiary prompt written notice of any known material default which occurs with respect to any of the Leases, whether the default be that of the lessee or of the lessor; (c) exercise Trustor’s commercially reasonable efforts to keep all portions of the Subject Property that are capable of being leased at all times at rentals not less than the fair market rental value, (d) deliver to Beneficiary fully executed counterpart original(s) of each and every Lease if requested to do so; and (e) execute and record such additional assignments of any Lease or specific subordination (or subordination, attornment, and non-disturbance agreements executed by the lessor and lessee) of any Lease to the Deed of Trust, in form and substance acceptable to Beneficiary, as Beneficiary may request. Trustor shall not, without Beneficiary’s prior written consent (acting in accordance with the written direction of holders of the Required Noteholders), unless otherwise permitted by any provision of the Indenture: (i) enter into any Leases after the date of this Deed of Trust that would materially and adversely affect Beneficiary or the Loan; (ii) execute any other assignment relating to any of the Leases; (iii) discount any rent or other sums due under the Leases other than in the ordinary course of business, or collect the same in advance, other than to collect rent one (1) month in advance of the time when it becomes due; (iv) terminate, materially modify or amend any of the terms of the Leases or in any manner release or discharge the lessees from any material obligations thereunder; (v) consent to any assignment or subletting by any lessee; or (vi) subordinate or agree to subordinate any of the Leases to any other deed of trust or encumbrance. Any such attempted action in violation of the provisions of this Section 3.5 shall be null and void.

3.6    Estoppel Certificates. Within fifteen (15) days after written request by Beneficiary, Trustor shall deliver to Beneficiary and to any party designated by Beneficiary estoppel certificates executed by Trustor and by each of the lessees, in recordable form, certifying (if such be the case): (a) that the foregoing assignment and the Leases are in full force and effect; (b) the date of each lessee’s most recent payment of rent; (c) that, to Trustor’s knowledge, there are no defenses or offsets outstanding, or stating those claimed by Trustor or lessees under the foregoing assignment or the Leases, as the case may be; and (d) any other information reasonably requested by Beneficiary.

ARTICLE IV. SECURITY AGREEMENT AND FIXTURE FILING

4.1    Security Interest. As security for the full, prompt, complete and final payment when due (whether at stated maturity, by acceleration or otherwise) and prompt performance of all the Obligations, Trustor, subject to Gaming Laws and Liquor Laws, hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Beneficiary, for itself and for the benefit of the Noteholders, a security interest in and to all of Trustor’s right, title and interest in, to and under each of the following (all of such interest of Trustor being hereinafter collectively called the "Collateral"), but excluding the Excluded Collateral:

All of the Trustor’s personal property now or hereafter acquired, including without limitation all goods, building and other materials, supplies, inventory, work in process, equipment, machinery, fixtures, furniture, furnishings, signs and other personal property and embedded software included therein and supporting information, wherever situated, which are or are to be incorporated into, used in connection with, or appropriated for use on (i) the real property described on Exhibit A attached hereto and incorporated by reference herein (to the extent the same are not effectively made a part of the real property pursuant to Article I above or (ii) the Subject Property; together with all rents, issues, deposits and profits of the Subject Property and security deposits derived from the Subject Property (to the extent, if any, they are not subject to Article III); all sales contracts or agreements for the sale of the Subject Property or any portion thereof now or hereafter entered into (subject to any limitations on Trustor’s ability to enter into the same as set forth in the Indenture); all inventory, accounts, cash receipts, deposit accounts, accounts receivable, contract rights, licenses, agreements, all construction, service, engineering, consulting, management, leasing, architectural and other similar contracts concerning the design, construction, management, operation, occupancy and/or use of the Subject Property, together with any and all architectural drawings, plans, specifications, site plans, surveys, soil tests, appraisals, engineering reports and similar materials relating to all or any portion of the Subject Property, and all warranties and guaranties relating to any and all of the foregoing at otherwise relating to the Subject Property, general intangibles, payment intangibles, software, chattel paper (whether electronic or tangible), instruments, documents, promissory notes, drafts, letters of credit, letter of credit rights, supporting obligations, insurance policies, insurance and condemnation awards and proceeds, proceeds of the sale of promissory notes, any other rights to the payment of money, trade names, trademarks and service marks arising from or related to the ownership, management, leasing, operation, sale or disposition of the Subject Property or any business now or hereafter conducted thereon by Trustor; all development rights and credits and any and all permits, consents, approvals, licenses, authorizations and other rights granted by, given by or obtained from, any governmental entity with respect to the Subject Property; all water and water rights, wells and well rights, canals and canal rights, ditches and ditch rights, springs and spring rights and reservoirs and reservoir rights appurtenant to or associated with the Subject Property, whether decreed or undecreed, tributary, non-tributary or not non-tributary, surface or underground or appropriated or unappropriated, and all shares of stock in water, ditch, lateral and canal companies, well permits and all other evidences of any such rights; all deposits or other security now or hereafter made with or given to utility companies by Trustor with respect to the Subject Property; all advance payments of insurance premiums made by Trustor with respect to the Subject Property; all guaranties, warranties or indemnities related to the Subject Property; all plans, drawings, reports, and specifications relating to the Subject Property; all loan funds held by Beneficiary, whether or not disbursed; all funds deposited with Beneficiary pursuant to the Bond Documents; all reserves, deferred payments, deposits, accounts, refunds, cost savings and payments of any kind related to the Subject Property or any portion thereof; together with all replacements and proceeds of, and additions and accessions to, any of the foregoing; together with all books, records and files relating to any of the foregoing.

As to all of the above described personal property which is or which hereafter becomes a "fixture" under applicable law, this Deed of Trust constitutes a fixture filing under the Uniform Commercial Code as enacted in NRS Chapters 104 and 104A, as amended or recodified from time to time ("UCC"). Information concerning the security interest herein granted may be obtained at the address of Trustor, as Debtor, and Beneficiary, as the Secured Party, set forth in Section 7.11 hereof. All terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

Nothing in this Article IV shall be deemed to limit the security interest granted by Trustor pursuant to the Security Agreement; the security interest granted by Trustor pursuant to this Deed of Trust is in addition to any other security interest granted by Trustor pursuant to the other Security Documents, and there shall be no merger of any lien hereunder with any security interest created by any other Credit Document.

4.2    Representations and Warranties. Trustor hereby represents and warrants to Beneficiary and the Noteholders that, as of the date hereof: (a) Trustor has, or will have, good title to the Collateral; (b) Trustor has not encumbered the Collateral to anyone other than Beneficiary, and no financing statement covering any of the Collateral has been delivered to any Person or entity other than Beneficiary except such financing statements that are released as of the date hereof; (c) Trustor’s principal place of business is located at the address shown in Section 7.11; and (d) Trustor’s legal name is exactly as set forth on the first page of this Deed of Trust and all of Trustor’s organizational documents or agreements delivered to Beneficiary are complete and accurate in every material respect.

4.3    Further Assurances. Trustor agrees: (a) to execute and deliver such documents necessary to create, perfect and continue the security interests contemplated hereby to the extent the same may be perfected by filing; (b) to cooperate with Beneficiary in perfecting all security interests granted herein and in obtaining such agreements from third parties necessary or proper in connection with the preservation, perfection or enforcement of any of its rights hereunder (including, without limitation, control agreements with respect to accounts not at Wilmington Trust, N.A. or its affiliates); and (c) that Beneficiary is authorized (but not obligated) to file financing statements in the name of Trustor to perfect Beneficiary’s security interest in Collateral.

4.4    Rights of Beneficiary. Except as limited by Gaming Laws and Liquor Laws or Trustor’s approved system of internal controls governing mandatory count procedures and the persons who may participate therein, in addition to Beneficiary’s rights as a "Secured Party" under the UCC, Beneficiary may, but shall not be obligated to, during the continuance of an Event of Default, at any time without notice and at the expense of Trustor: (a) give notice to any Person of Beneficiary’s rights hereunder and enforce such rights at law or in equity; (b) insure, protect, defend and preserve the Collateral or any rights or interests of Beneficiary therein; (c) inspect the Collateral; and (d) endorse, collect and receive any right to payment of money owing to Trustor under or from the Collateral.

4.5    Rights of Beneficiary on Default. Subject to Gaming Laws and Liquor Laws, during the continuance of an Event of Default, then in addition to all of Beneficiary’s rights as a "Secured Party" under the UCC or otherwise at law:

(a)    Beneficiary may: (i) upon written notice, require Trustor to assemble any or all of the Collateral and make it available to Beneficiary at a place designated by Beneficiary; (ii) without prior notice, enter upon the Subject Property or other place where any of the Collateral may be located and take possession of, collect, sell, lease, license and dispose of any or all of the Collateral, and store the same at locations acceptable to Beneficiary at Trustor’s expense; (iii) sell, assign and deliver at any place or in any lawful manner all or any part of the Collateral and bid and become purchaser at any such sales;

(b)    Beneficiary may, for the account of Trustor and at Trustor’s expense: (i) operate, use, consume, sell, lease, license or dispose of the Collateral as Beneficiary deems appropriate for the purpose of performing any or all of the Obligations; (ii) enter into any agreement, compromise, or settlement, including insurance claims, which Beneficiary may deem desirable or proper with respect to any of the Collateral; and (iii) endorse and deliver evidences of title for, and receive, enforce and collect by legal action or otherwise, all indebtedness and obligations now or hereafter owing to Trustor in connection with or on account of any or all of the Collateral; and

(c)    In disposing of Collateral hereunder, Beneficiary may disclaim all warranties of title, possession, quiet enjoyment and the like. Any proceeds of any disposition of any Collateral may be applied by Beneficiary to the payment of expenses incurred by Beneficiary in connection with the foregoing including attorneys’ fees, costs and expenses, and the balance of such proceeds may be applied by Beneficiary toward the payment of the Obligations in such order of application as Beneficiary may from time to time elect.

4.6    Power of Attorney. Trustor hereby irrevocably appoints Beneficiary as Trustor’s attorney-in-fact (such agency being coupled with an interest), and as such attorney-in-fact Beneficiary may, without the obligation to do so, in Beneficiary’s name, or in the name of Trustor, prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve any of Beneficiary’s security interests and rights in or to any of the Collateral, and, during the continuance of an Event of Default, take any other action required of Trustor; provided, however, that Beneficiary as such attorney-in-fact shall be accountable only for such funds as are actually received by Beneficiary.

4.7    Possession and Use of Collateral. Except as otherwise provided in this Section or the other Bond Documents, so long as no Default or Event of Default exists, Trustor may possess, use, move, transfer or dispose of any of the Collateral in the ordinary course of Trustor’s business and in accordance with the Bond Documents.

ARTICLE V. RIGHTS AND DUTIES OF THE PARTIES

5.1    Title. Subject to Gaming Laws and Liquor Laws, Trustor represents and warrants that Trustor lawfully holds and possesses fee simple title to that portion of the Subject Property constituting real property without limitation on the right to encumber, and that this Deed of Trust is a first priority lien on the Subject Property, subject only to the Permitted Liens (as defined in the Indenture). Neither Trustor, nor any Affiliate of Trustor, has any interest in any real property, not encumbered hereby, which is utilized in any material manner in connection with the use and/or operation of the Subject Property or which is necessary and required for the use and operation of the Subject Property.

5.2    Taxes and Assessments. Subject to Trustor’s right to contest payment of taxes in accordance with law, Trustor shall pay prior to delinquency all taxes, assessments, levies and charges imposed by any public or quasi-public authority or utility company which are or which may become a lien upon or cause a loss in value of the Subject Property or any interest therein. Trustor shall also pay prior to delinquency all taxes, assessments, levies and charges imposed by any public authority upon Beneficiary by reason of its interest in any Secured Obligation or in the Subject Property, or by reason of any payment made to Beneficiary pursuant to any Secured Obligation; provided, however, Trustor shall have no obligation to pay taxes which may be imposed from time to time upon Beneficiary and which are measured by and imposed upon Beneficiary’s net income.

5.3    Tax and Insurance Impounds. During the continuance of an Event of Default, at Beneficiary’s option and upon its demand, Trustor shall, until all Obligations have been paid in full, pay to Beneficiary monthly, annually or as otherwise directed by Beneficiary an amount estimated by Beneficiary to be equal to: (a) all taxes, assessments and levies imposed by any public or quasi-public authority or utility company which are or may become a lien upon the Subject Property or Collateral and will become due for the tax year during which such payment is so directed; and (b) premiums for fire, other hazard and mortgage insurance required or requested pursuant to the Bond Documents when same are next due. The impound account shall be maintained in accordance with NRS 100.091. If Beneficiary determines that any amounts paid by Trustor are insufficient for the payment in full of such taxes, assessments, levies and/or insurance premiums, Beneficiary shall notify Trustor of the increased amounts required to pay all amounts due, whereupon Trustor shall pay to Beneficiary within thirty (30) days thereafter the additional amount as stated in Beneficiary’s notice. All sums so paid shall not bear interest, except to the extent and in any minimum amount required by law; and Beneficiary shall, unless Trustor is otherwise in default hereunder or under any Secured Obligation, apply said funds to the payment of, or at the sole option of Beneficiary release said funds to Trustor for the application to and payment of, such sums, taxes, assessments, levies, charges, and insurance premiums. During the continuance of an Event of Default subject to NRS 106.105, Beneficiary may apply all or any part of said sums to any Secured Obligation and/or to cure such Event of Default, in which event Trustor shall be required to restore all amounts so applied, as well as to cure any other events or conditions of Event Default not cured by such application. Upon assignment of this Deed of Trust, Beneficiary shall have the right to assign all amounts collected and in its possession to its assignee whereupon Beneficiary and Trustee shall be released from all liability with respect thereto. Within ninety-five (95) days following full repayment of the Obligations (other than full repayment of the Obligations as a consequence of a foreclosure or conveyance in lieu of foreclosure of the liens and security interests securing the Obligations) or at such earlier time as Beneficiary may elect; the balance of all amounts collected and in Beneficiary’s possession shall be paid to Trustor or the Persons otherwise legally entitled thereto at the written direction of the Trustor.

5.4    Performance of Obligations. Trustor shall promptly pay and perform each Obligation when due.

5.5    Liens, Encumbrances and Charges. Trustor shall immediately discharge any lien not approved by Beneficiary in writing that has or may attain priority over this Deed of Trust. Trustor shall pay prior to delinquency all obligations secured by or reducible to liens and encumbrances which shall now or hereafter encumber or appear to encumber all or any part of the Subject Property or any interest therein, whether senior or subordinate hereto.

5.6    Damages; Insurance and Condemnation Proceeds. The following (whether now existing or hereafter arising) are all absolutely and irrevocably assigned by Trustor to Beneficiary and, at the request of Beneficiary, shall be paid directly to Beneficiary in accordance with Section 3.10(d)(III) of the Indenture: (i) all awards of damages and all other compensation payable directly or indirectly by reason of a condemnation or proposed condemnation for public or private use affecting all or any part of or any interest in, the Subject Property or Collateral; (ii) all other claims and awards for damages to, or decrease in value of, all or any part of or any interest in, the Subject Property or Collateral; (iii) all proceeds of any insurance policies payable by reason of loss sustained to all or any part of the Subject Property or Collateral; and (iv) all interest which may accrue on any of the foregoing. Subject to applicable law, and without regard to any requirement contained in Section 5.7(d) of this Deed of Trust, Beneficiary may at its discretion apply all or any of the proceeds it receives to its expenses in settling, prosecuting or defending any claim and may apply the balance to the Obligations in such order and amounts as Beneficiary in its sole discretion may choose, and/or Beneficiary may release all or any part of the proceeds to Trustor to repair or rebuild, subject to reasonable conditions Beneficiary may impose, subject to any restrictions contained in the Indenture. Beneficiary may, but shall not be obligated to, (at Trustor’s expense) commence, appear in, defend or prosecute any assigned claim or action and may adjust, compromise, settle and collect all claims and awards assigned to Beneficiary; provided, however, in no event shall Beneficiary or any of its officers, directors, employees, agents, advisors or representatives be responsible for any failure to collect any claim or award, regardless of the cause of the failure, including, without limitation, any malfeasance or nonfeasance by Beneficiary or its employees or agents.

5.7    Maintenance and Preservation of the Subject Property. Subject to the provisions of the Indenture, Trustor covenants: (a) to insure the Subject Property and Collateral against such risks as provided in the Indenture and to provide evidence of such insurance to Beneficiary, and to comply with the requirements of any insurance companies insuring the Subject Property and Collateral, all in accordance with Section 4.23 of the Indenture; (b) to keep the Subject Property in good condition and repair, ordinary wear and tear excepted; (c) not to remove or demolish the Subject Property or Collateral or any part thereof, not to alter, restore or add to the Subject Property or Collateral in a way that materially and adversely affects the Subject Property or Collateral, and not to initiate or acquiesce in any change in any zoning or other land classification which adversely affects the Subject Property or Collateral without Beneficiary’s prior written consent (acting in accordance with the written direction of the Required Noteholders), unless otherwise provided in the Indenture; (d) to complete or restore promptly and in good and workmanlike manner the Subject Property and Collateral, or any part thereof which may be damaged or destroyed, without regard to whether Beneficiary elects to require that insurance proceeds be used to reduce the Obligations as provided in Section 5.6 of this Deed of Trust; (e) to comply with all laws, ordinances, regulations and standards, and all covenants, conditions, restrictions and equitable servitudes, whether public or private, of every kind and character which affect the Subject Property or Collateral and pertain to acts committed or conditions existing thereon, including, without limitation, any work, alteration, improvement or demolition mandated by such laws, covenants or requirements, noncompliance with which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (f) not to commit or permit waste of the Subject Property or Collateral; and (g) to do all other acts which from the character or use of the Subject Property and Collateral may be reasonably necessary to maintain and preserve its value.

5.8    Defense and Notice of Losses, Claims and Actions. At Trustor’s sole expense, Trustor shall protect, preserve and defend the Subject Property and title to and right of possession of the Subject Property and Collateral, the security hereof and the rights and powers of Beneficiary and Trustee hereunder against all adverse claims. Trustor shall give Beneficiary and Trustee prompt notice in writing of the assertion of any claim, of the filing of any action or proceeding, of the occurrence of any damage to the Subject Property.

5.9    Acceptance of Trust; Powers and Duties of Trustee. Trustee accepts this trust when this Deed of Trust is recorded. From time to time upon written request of Beneficiary and presentation of this Deed of Trust or a certified copy thereof for endorsement, and without affecting the personal liability of any Person for payment of any indebtedness or performance of any Obligations secured hereby, Trustee may, without liability therefor and without notice: (a) reconvey all or any part of the Subject Property and Collateral; (b) consent to the making of any map or plat thereof; and (c) join in any grant of easement thereon, any declaration of covenants and restrictions, or any extension agreement or any agreement subordinating the lien or charge of this Deed of Trust. Except as may be required by applicable law, Trustee or Beneficiary may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trust hereunder and the enforcement of the rights and remedies available hereunder, and may obtain orders or decrees directing or confirming or approving acts in the execution of said trust and the enforcement of said remedies. Trustee has no obligation to notify any party of any pending sale or any action or proceeding, including, without limitation, actions in which Trustor, Beneficiary or Trustee shall be a party unless held or commenced and maintained by Trustee under this Deed of Trust. Trustee shall not be obligated to perform any act required of it hereunder unless the performance of the act is requested in writing and Trustee is reasonably indemnified and held harmless against loss, cost or expense.

(a)    Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in, or defend any action, suit, or other proceeding in connection therewith where, in its opinion, such action would be likely to involve it in expense or liability, unless requested so to do by a written instrument signed by Beneficiary and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to Trustee against any and all cost, expense, and liability arising therefrom. Trustee shall not be responsible for the execution, acknowledgment, or validity of the Bond Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and Trustee makes no representation in respect thereof or in respect of the rights, remedies, and recourses of Beneficiary.

(b)    With the approval of Beneficiary, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Bond Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through its agents or attorneys, (iii) to select and employ, in and about the execution of its duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or bad faith, and (iv) any and all other lawful action as Beneficiary may instruct Trustee to take to protect or enforce Beneficiary’s rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Subject Property for debts contracted for or liability or damages incurred in the management or operation of the Subject Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee’s duties hereunder and to reasonable compensation for such of Trustee’s services hereunder as shall be rendered. TRUSTOR WILL, FROM TIME TO TIME, PAY THE COMPENSATION DUE TO TRUSTEE HEREUNDER AND REIMBURSE TRUSTEE FOR, AND INDEMNIFY AND HOLD HARMLESS TRUSTEE AGAINST, ANY AND ALL LIABILITY AND EXPENSES WHICH MAY BE INCURRED BY TRUSTEE IN THE PERFORMANCE OF TRUSTEE’S DUTIES; PROVIDED, HOWEVER, THAT NOTHING CONTAINED IN THIS SECTION 5.9(b) SHALL OBLIGATE TRUSTOR TO INDEMNIFY AND HOLD HARMLESS TRUSTEE AGAINST ANY LIABILITIES OR EXPENSES TO THE EXTENT ARISING OUT OF GROSS NEGLIGENCE OR WILLFUL OR RECKLESS MISCONDUCT OF TRUSTEE AS DETERMINED BY A FINAL, NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION.

(c)    All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

(d)    Should any deed, conveyance, or instrument of any nature be required from Trustor by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to the Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by the Trustee or substitute Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to, be recorded and/or filed by Trustor.

(e)    By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee pursuant to the Bond Documents, including without limitation, any deed, conveyance, instrument, officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Trustee shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness, or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with, respect thereto by Trustee.

5.10    Compensation; Exculpation; Indemnification.

(a)    Trustor shall pay Trustee’s and Beneficiary’s fees and reimburse Trustee for expenses in the administration of this trust, including reasonable attorneys’ fees and expenses, Trustor shall pay to Beneficiary reasonable compensation for services rendered concerning this Deed of Trust, including without limitation any statement of amounts owing under any Obligation. Beneficiary shall not directly or indirectly be liable to Trustor or any other Person as a consequence of (i) the exercise of the rights, remedies or powers granted to Beneficiary in this Deed of Trust except to the extent determined by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from Beneficiary’s gross negligence or willful misconduct; (ii) the failure or refusal of Beneficiary to perform or discharge any obligation or liability of Trustor under any agreement related to the Subject Property or Collateral or under this Deed of Trust; or (iii) any loss sustained by Trustor or any third party resulting from Beneficiary’s failure (whether by malfeasance or refusal to act) to lease the Subject Property after an Event of Default or from any other act or omission (regardless of whether the same constitutes negligence) of Beneficiary in managing the Subject Property after an Event of Default except to the extent determined by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from Beneficiary’s gross negligence or willful misconduct, and no such liability shall be asserted against or imposed upon Beneficiary, and all such liability is hereby expressly waived and released by Trustor.

(b)    In addition to the indemnification contained in the Bond Documents, Trustor indemnifies Trustee and Beneficiary against, and holds Trustee and Beneficiary harmless from, all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys’ fees and other legal expenses, cost of evidence of title, cost of evidence of value, and other expenses which either may suffer or incur: (i) by reason of this Deed of Trust; (ii) by reason of the execution of this Deed of Trust or in performance of any act required or permitted hereunder or by law; (iii) as a result of any failure of Trustor to perform Trustor’s obligations; or (iv) by reason of any alleged obligation or undertaking on Beneficiary’s part to perform or discharge any of the representations, warranties, conditions, covenants or other obligations contained in any other document related to the Subject Property, except to the extent determined by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from Beneficiary’s gross negligence or willful misconduct. The above obligation of Trustor to indemnify and hold harmless Trustee and Beneficiary shall survive the release and cancellation of the Obligations and the release and reconveyance or partial release and reconveyance of this Deed of Trust.

(c)    Trustor shall pay all amounts and indebtedness arising under this Section 5.10 promptly upon demand by Trustee or Beneficiary together with interest thereon from the date the indebtedness arises at the rate of interest then applicable to the principal balance of the Notes as specified therein.

5.11    Substitution of Trustee. From time to time, by a writing, signed and acknowledged by Beneficiary and recorded in the Office of the Recorder of the County in which the portion of the Subject Property constituting real property is situated, Beneficiary may appoint another trustee to act in the place and stead of Trustee or any successor. Such writing shall set forth any information required by law. The recordation of such instrument of substitution shall discharge Trustee herein named and shall appoint the new trustee as the Trustee hereunder with the same effect as if originally named Trustee herein. A writing recorded pursuant to the provisions of this Section 5.11 shall be conclusive proof of the proper substitution of such new Trustee.

5.12    Due on Sale or Encumbrance. Except as otherwise expressly permitted in the Indenture, Notes Purchase Agreement or the Guaranty if the Subject Property or any interest therein shall be sold, transferred (including, without limitation, through sale or transfer of a majority or controlling interest of the corporate stock or general partnership interests or limited liability company interests of Trustor), mortgaged, assigned, further encumbered or leased, whether directly or indirectly, whether voluntarily, involuntarily or operation of law, without the prior written consent of Beneficiary, then Beneficiary, in its sole discretion, may declare all Obligations immediately due and payable.

5.13    Releases, Extensions, Modifications and Additional Security. Without notice to or the consent, approval or agreement of any Persons or entities having any interest at any time in the Subject Property and Collateral or in any manner obligated under the Obligations ("Interested Parties"), Beneficiary may, from time to time, release any Person or entity from liability for the payment or performance of any Secured Obligation, take any action or make any agreement extending the maturity or otherwise altering the terms or increasing the amount of any Secured Obligation, or accept additional security or release all or a portion of the Subject Property and other security for the Obligations. None of the foregoing actions shall release or reduce the personal liability of any of said Interested Parties, or release or impair the priority of the lien and security interests created by this Deed of Trust upon the Subject Property and the Collateral.

5.14    Reconveyance. Upon Beneficiary’s written request, and upon surrender to Trustee for cancellation of this Deed of Trust or a certified copy thereof and any note, instrument, or instruments setting forth all obligations secured hereby, Trustee shall reconvey, without warranty, the Subject Property or that portion thereof then held hereunder. To the extent permitted by law, the reconveyance may describe the grantee as "the person or persons legally entitled thereto" and the recitals of any matters or facts in any reconveyance executed hereunder shall be conclusive proof of the truthfulness thereof. Neither Beneficiary nor Trustee shall have any duty to determine the rights of Persons claiming to be rightful grantees of any reconveyance.

5.15    Subrogation. Beneficiary shall be subrogated to the lien of all encumbrances, whether released of record or not, paid in whole or in part by Beneficiary pursuant to this Deed of Trust or any other Credit Document or by the proceeds of any loan secured by this Deed of Trust.

5.16    Intentionally Omitted.

5.17    Easements. If an easement or other incorporeal right (collectively, an "Easement") constitutes any portion of the Subject Property, Trustor shall not amend, change, terminate or modify such Easement in a material and adverse manner, or any right thereto or interest therein, without the prior written consent of Beneficiary, which consent may be withheld in Beneficiary’s sole reasonable discretion, and any such amendment, change, termination or modification without such prior written consent shall be deemed void and of no force or effect. Trustor agrees to perform all obligations and agreements with respect to said Easement and shall not take any action or omit to take any action, which would effect or permit the termination thereof. Upon receipt of notice, or otherwise becoming aware, of any material default or purported material default under any Easement, by any party thereto, Trustor shall promptly notify Beneficiary in writing of such default or purported default and shall deliver to Beneficiary copies of all notices, demands, complaints or other communications received or given by Trustor with respect to any such default or purported default.

5.18    Performance by Trustee or Beneficiary. Should Trustor fail to make any payment or perform any act which it is obligated to make or perform hereunder or under the Bond Documents, then the Trustee, or Beneficiary, at the election of either of them, without giving notice to Trustor, or any successor in interest of Trustor, and without releasing Trustor from any obligation hereunder, may make such payment or perform such act and incur any liability, or expend whatever amounts, in its discretion, it may deem necessary therefor. All sums incurred or expended by the Trustee, or Beneficiary, under the terms of this Section 5.18, shall become due and payable by Trustor to Beneficiary on demand and shall bear interest until paid at an annual percentage rate equal to the Applicable Rate expressed in the Indenture. In no event shall such payment or performance of any such act by Trustee or Beneficiary be construed as a waiver of the default occasioned by Trustor’s failure to make such payment(s) or perform such act(s).

5.19    Right of Beneficiary and Trustee to Appear. If, during the existence of this Deed of Trust, there be commenced or pending any suit or action affecting the Subject Property or the Collateral, or any part thereof, or the title thereto, or if any adverse claim for or against the Subject Property or the Collateral, or any part thereof, be made or asserted, the Trustee or Beneficiary (unless such suit, action or claim is being contested in good faith by Trustor and Trustor shall have established and maintained adequate reserves in accordance with generally accepted accounting principles for the full payment and satisfaction of such suit or action if determined adversely to Trustor), may appear or intervene in the suit or action and retain counsel therein and defend same, or otherwise take such action therein as they may be advised, and may settle or compromise same or the adverse claim; and in that behalf and for any of the purposes may pay and expend such sums of money as the Trustee or Beneficiary may reasonably deem to be necessary and Trustor shall reimburse Trustee, or Beneficiary, as the case may be, for such sums expended, together with accrued interest thereon, at the Applicable Rate which is defined in the Indenture.

5.20    Environmental Indemnity.

(a)    Trustor agrees to indemnify, protect, defend and save harmless Beneficiary and each of the Noteholders, as well as their respective, trustees, officers, employees, agents, attorneys and shareholders (individually, an "Indemnified Party" and collectively, the "Indemnified Parties") from and against any and all losses, damages, expenses or liabilities, of any kind or nature from any investigations, suits, claims or demands, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from or in any way connected with: (a) the presence in violation of Environmental Laws in, on or under the Subject Property of any Hazardous Materials, as defined in the Indenture, or any releases or discharges in violation of Environmental Laws of any Hazardous Materials on, under or from the Subject Property; (b) any violation of Environmental Laws (as defined in the Indenture); or (c) any activity carried on or undertaken on or off the Subject Property, whether prior to or during the term of the Indenture, and whether by Trustor or any predecessor in title or any employees, agents, contractors or subcontractors of Trustor or any predecessor in title, or any third Persons at any time occupying or present on the Subject property, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials at any time located or present on or under the Subject Property in violation of, or in excess of, concentrations permitted by Environmental Laws. The foregoing indemnity shall further apply to any residual contamination on or under the Subject Property and to any contamination of any property or natural resources present in violation of, or in excess of, concentrations permitted by Environmental Laws, including in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials. It is provided, however, that Trustor shall not be obligated to indemnify, protect, defend or save harmless an Indemnified Party to the extent determined by a final, non-appealable judgment of a court of competent jurisdiction any such loss, damage, expense or liability resulted from such Indemnified Party’s gross negligence or willful misconduct. Trustor hereby acknowledges and agrees that, notwithstanding any other provision of this Deed of Trust or any of the other Bond Documents to the contrary, the obligations of Trustor under this Section shall be unlimited obligations of Trustor and shall survive any foreclosure under this Deed of Trust, any transfer in lieu thereof, any reconveyance of this Deed of Trust and any satisfaction of the obligations which are secured hereby. Trustor acknowledges that Beneficiary’s appraisal of the Subject Property is such that Beneficiary would not enter into the Indenture but for the liability undertaken by Trustor for the obligations under this Section. Trustor and Beneficiary agree that any obligations of Trustor under this Section which may also be obligations of Trustor under the Environmental Agreement (which is referred to below) shall be deemed to arise solely under this Section 5.20 and not under the Environmental Agreement. The obligations of Trustor under this Section are separate from and in addition to the obligations to pay the indebtedness evidenced by the Notes, the obligations under the Indenture and Notes Purchase Agreement and the other obligations secured by, or imposed under, this Deed of Trust. The liability of Trustor under this Section shall not be limited to or measured by the amount of the indebtedness secured hereby or the value of the Subject Property. Trustor shall be fully liable for all obligations of Trustor under this Section and a separate action may be brought and prosecuted against Trustor under this Section. To the extent permitted by law, Trustor waives the right to assert any statute of limitations as a bar to the enforcement of this Section or to any action brought to enforce this Section. Further, Trustor hereby waives any right to pursue any claim or action against beneficiary arising under any Law, including any Environmental Law, as such relate to Section 5.20(a)(i)-(iii) of this Agreement. This Section 5.20 shall not affect, impair or waive any rights or remedies of Beneficiary or any obligations of Trustor with respect to Hazardous Materials created or imposed by

Environmental Laws (including Trustor’s or Beneficiary’s rights of reimbursement or contribution under Environmental Laws). The remedies under this Section 5.20 are cumulative and in addition to all remedies provided by law.

(b)    Beneficiary shall notify Trustor promptly of any third party claim for which it may seek indemnity. Failure by Beneficiary to so notify Trustor shall not relieve Trustor of its obligations hereunder. Trustor may, subject to the approval of Beneficiary (which approval shall not be unreasonably withheld) defend the claim and Beneficiary shall cooperate in the defense. Beneficiary may have separate counsel and Trustor shall pay the reasonable fees and expenses of such counsel. Trustor need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

(c)    Without limiting any of the remedies provided in the Bond Documents, Trustor acknowledges and agrees that this Section 5.20 is an "environmental provision" as defined in NRS 40.502 (the "Environmental Provision") and that Trustor’s failure to comply with the Environmental Provision following any applicable notice and opportunity to cure is a breach of an environmental provision entitling Beneficiary to recover damages for the breach or for the enforcement of the Environmental Provision. Pursuant to NRS 40.430(6)(n), Beneficiary’s action for recovery of damages or enforcement of the Environmental Provision pursuant to NRS 40.508 shall not constitute an action within the meaning of NRS 40.430(1). All remedies provided for in the Bond Documents are separate and distinct causes of action that are not abrogated, modified, limited or otherwise affected by the remedies afforded to Beneficiary by NRS 40.508.

5.21    Principal Place of Business. Trustor’s principal place of business is in Churchill County in the State of Nevada. Trustor does not do business under any trade name except as previously disclosed in writing to Beneficiary. Trustor will immediately notify Beneficiary in writing of any change in its place of business or the adoption or change of any trade name or fictitious business name by it, and will upon request of Beneficiary, execute any additional financing statements or other certificates necessary to reflect any such adoption or change in trade name or fictitious business name.

5.22    Environmental Agreement. Concurrently with the execution of the Indenture, Trustor shall execute an instrument entitled "First Lien Environmental Agreement" (which, together with all amendments, modifications, extensions, renewals or restatements thereof, is referred to herein as the "Environmental Agreement"). The obligations of Trustor under the Environmental Agreement are not secured by this Deed of Trust.

5.23    Trustor Different From Obligor. As used in this Section, the term "Obligor" shall mean each Person or entity obligated in any manner for or under any of the Obligations or obligated in any manner for or under any of the obligations secured by the Obligations or guarantying such obligations secured by the Obligations including, without limitation, Borrower.

(a)    Representations and Warranties. Trustor represents and warrants to Beneficiary that: (i) this Deed of Trust is executed at an Obligor’s request; (ii) this Deed of Trust complies with all agreements between Trustor and any Obligor regarding Trustor’s execution hereof; (iii) Beneficiary has made no representation to Trustor as to the creditworthiness of any Obligor; and (iv) Trustor has established adequate means of obtaining from each Obligor on a continuing basis financial and other information pertaining to such Obligor’s financial condition. Trustor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Trustor’s risks hereunder. Trustor further agrees that Beneficiary shall have no obligation to disclose to Trustor any information or material about any Obligor which is acquired by Beneficiary in any manner. The liability of Trustor hereunder shall be reinstated and revived, and the rights of Beneficiary shall continue if and to the extent that for any reason any amount at any time paid on account of any Secured Obligation is rescinded or must otherwise be restored by Beneficiary, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or restored shall be made by Beneficiary in its sole discretion; provided, however, that if Beneficiary chooses to contest any such matter at the request of Trustor, Trustor agrees to indemnify and hold Beneficiary harmless from and against all costs and expenses, including reasonable attorneys’ fees, expended or incurred by Beneficiary in connection therewith, including without limitation, in any litigation with respect thereto.

(b)    Waivers.

(i)    Trustor waives, to the extent permitted by law, any right to require Beneficiary to: (A) proceed against any Obligor or any other Person; (B) marshal assets or proceed against or exhaust any security held from any Obligor or any other Person; (C) give notice of terms, time and place of any public or private sale or other disposition of personal property security held from any Obligor or any other Person; (D) take any other action or pursue any other remedy in Beneficiary’s power; or (E) make any presentment or demand for performance, or give any notice of nonperformance, protest, notice of protest or notice of dishonor hereunder or in connection with any obligations or evidences of indebtedness held by Beneficiary as security for or which constitute in whole or in part the Obligations, or in connection with the creation of new or additional obligations.

(ii)    Trustor waives any defense to its obligations hereunder based upon or arising by reason of: (A) any disability or other defense of any Obligor or any other Person; (B) the cessation or limitation from any cause whatsoever, other than payment in full, of any Secured Obligation; (C) any lack of authority of any officer, director, partner, agent or any other Person acting or purporting to act on behalf of any Obligor which is a corporation, partnership or other type of entity, or any defect in the formation of any such Obligor; (D) the application by any Obligor of the proceeds of any Obligation for purposes other than the purposes represented by any Obligor to or intended or understood by, Beneficiary or Trustor; (E) any act or omission by Beneficiary which directly or indirectly results in or aids the discharge of any Obligor or any portion of any Obligation by operation of law or otherwise, or which in any way impairs or suspends any rights or remedies of Beneficiary against any Obligor; (F) any impairment of the value of any interest in any security for the Obligations or any portion thereof, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of or to comply with applicable law in disposing of any such security; (G) any modification of any Obligation, in any form whatsoever, including without limitation the renewal, extension, acceleration or other change in time for payment of, or other change in the terms of any Obligation or any portion thereof, including increase or decrease of the rate of interest thereon; or (H) any requirement that Beneficiary give any notice of acceptance of this Deed of Trust. Until all Obligations shall have been paid in full, Trustor shall not have any right of subrogation, and Trustor waives any right to enforce any remedy which Beneficiary now has or may hereafter have against any Obligor or any other Person, and waives any benefit of, or any right to participate in, any security now or hereafter held by Beneficiary. Trustor further waives all rights and defenses it may have arising out of (1) any election of remedies by Beneficiary, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for any portion of the Obligations, destroys Trustor’s rights of subrogation or Trustor’s rights to proceed against any Obligor for reimbursement; or (2) any loss of rights Trustor may suffer by reason of any rights, powers or remedies of any Obligor in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging any Obligor’s obligations.

(iii)    Trustor waives all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to such Trustor by reason of Nevada law, including, to the extent permitted by law, (a) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Subject Property; (b) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness, and marshaling in the event of foreclosure of the liens hereby created; (c) all rights and remedies that Trustor may have or be able to assert by reason of the laws of the State of Nevada pertaining to the rights and remedies of sureties; (d) the right to assert any statute of limitations as a bar to the enforcement of the lien of this Deed of Trust or to any action brought to enforce any Obligation secured by this Deed of Trust; (e) Trustor’s right to deliver notice of termination of the operation of the Deed of Trust as security for future advances of principal pursuant to NRS 106.380; and (f) any rights, legal or equitable, to require marshaling of assets or to require foreclosure sales in a particular order, including, without limitation, any rights under NRS 100.040 and 100.050. Beneficiary shall have the right to determine the order in which any or all of the Subject Property shall be subjected to the remedies provided herein. Beneficiary shall have the right to determine the order in which any or all portions of the indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. To the extent permitted by applicable law, Trustor waives any right to require Beneficiary to (a) proceed or exhaust any collateral security given or held by Beneficiary in connection with the Obligations or (b) pursue any other remedy in Beneficiary’s power whatsoever.

(iv)    Reserved.

(v)    If any of said waivers is determined to be contrary to any applicable law or public policy, such waiver shall be effective to the extent permitted by applicable law or public policy.

ARTICLE VI. DEFAULT PROVISIONS

6.1    Rights and Remedies. At any time during the continuance of an Event of Default, subject to Gaming Laws and Liquor Laws, Beneficiary and Trustee shall each have all rights and remedies available at law or in equity, or as provided under the Indenture, including, without limitation, the following:

(a)With respect to any Event of Default as defined in Section 6.01 of the Indenture (other than any Event of Default referred to in Subsections 6.01(f) or (g) of the Indenture), all sums secured hereby shall, at the option of Beneficiary, and upon the giving of notice required by the Indenture, if any, become immediately due and payable. With respect to any Event of Default referred to in Subsections 6.01(f), or (g) of the Indenture, all sums secured hereby shall automatically become due and payable without notice and without any action on the part of Beneficiary;

(b)    With or without notice, and without releasing Trustor from any Secured Obligation, and without becoming a mortgagee in possession, to cure any breach or Event of Default of Trustor and in connection therewith, to enter upon the Subject Property and do such acts and things as Beneficiary or Trustee deem necessary or desirable to protect the security hereof, including, without limitation: (i) to appear in and defend any action or proceeding purporting to affect the security of this Deed of Trust or the rights or powers of Beneficiary or Trustee under this Deed of Trust; (ii) to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the sole judgment of either Beneficiary or Trustee, is or may be senior in priority to this Deed of Trust, the judgment of Beneficiary or Trustee being conclusive as between the parties hereto; (iii) to obtain insurance; (iv) to pay any premiums or charges with respect to insurance required to be carried under this Deed of Trust; or (v) to employ counsel, accountants, contractors and other appropriate Persons;

(c)    To commence and maintain an action or actions in any court of competent jurisdiction to foreclose this instrument in any manner provided by law for the foreclosure of deeds of trust or mortgages on real property, including as a mortgage or to obtain specific enforcement of the covenants of Trustor hereunder, the power of sale, and to sell, as an entirety or as separate lots or parcels, the Subject Property, and Trustor agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought under this subparagraph, Trustor waives the defense of laches and any applicable statute of limitations;

(d)    Without regard to the value, adequacy or occupancy of the security for the Obligations, except as otherwise required by law, to apply to a court of competent jurisdiction for and obtain the appointment of a receiver of the Subject Property to enter upon and take possession of the Subject Property and to collect all Rents and apply the same as the court may direct, and such receiver may be appointed by any court of competent jurisdiction upon application by Beneficiary as a matter of strict right and without regard to the adequacy of the security for the repayment of the Obligations, the existence of a declaration that the Secured Obligations are immediately due and payable, or the filing of a notice of default. Beneficiary may have a receiver appointed without notice to Trustor or any third party, and Beneficiary may waive any requirement that the receiver post a bond. Beneficiary shall have the power to designate and select the person who shall serve as the receiver and to negotiate all terms and conditions under which such receiver shall serve. Any receiver appointed on Beneficiary’s behalf may be an affiliate of Beneficiary. The expenses, including receiver’s fees, attorneys’ fees and expenses, costs and agent’s compensation, incurred pursuant to the powers herein contained shall be secured by this Deed of Trust. The right to enter and take possession of and to manage and operate the Subject Property and to collect all Rents, whether by a receiver or otherwise, shall be cumulative to any other right or remedy available to Beneficiary under this Deed of Trust or the Bond Documents or otherwise available to Beneficiary and may be exercised concurrently therewith or independently thereof. Beneficiary shall be liable to account only for such Rents (including, without limitation, security deposits) actually received by Beneficiary, whether received pursuant to this Section or any other provision hereof. Notwithstanding the appointment of any receiver or other custodian, subject to the Gaming Laws, Beneficiary shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Deed of Trust to, Beneficiary;

(e)    To enter upon, possess, manage and operate the Subject Property or any part thereof, to take and possess all documents, books, records, papers and accounts of Trustor or the then owner of the Subject Property, to make, terminate, enforce or modify Leases of the Subject Property upon such terms and conditions as Beneficiary deems proper, to make repairs, alterations and improvements to the Subject Property as necessary, in Trustee’s or Beneficiary’s sole judgment, to protect or enhance the security hereof;

(f)    To execute a written notice of such Event of Default and of its election to cause the Subject Property to be sold to satisfy the Obligations. As a condition precedent to any such sale, Trustee shall give and record such notice as the law then requires. When the minimum period of time required by law after such notice has elapsed, Trustee, without notice to or demand upon Trustor except as required by law, shall sell the Subject Property at the time and place of sale fixed by it in the notice of sale, at one or several sales, either is a whole or in separate parcels and in such manner and order, all as Beneficiary in its sole discretion may determine, at public auction to the highest bidder for cash, in lawful money of the United States, payable at time of sale. Neither Trustor nor any other Person or entity other than Beneficiary shall have the right to direct the order in which the Subject Property is sold. Subject to requirements and limits imposed by law, Trustee may from time to time postpone sale of all or any portion of the Subject Property by public announcement at such time and place of sale. Trustee shall deliver to the purchaser at such sale a deed conveying the Subject Property or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals in the deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Subject to applicable law, any Person, including Trustee, Trustor or Beneficiary may purchase at the sale;

(g)    To resort to and realize upon the security hereunder and any other security now or later held by Beneficiary concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both, and to apply the proceeds received upon the Obligations all in such order and manner as Trustee and Beneficiary, or either of them, determine in their sole discretion;

(h)    Upon sale of the Subject Property at any judicial or non-judicial foreclosure, Beneficiary may credit bid (as determined by Beneficiary in its sole and absolute discretion) all or any portion of the Obligations. In determining such credit bid, Beneficiary may, but is not obligated to, take into account all or any of the following: (i) appraisals of the Subject Property as such appraisals may be discounted or adjusted by Beneficiary in its sole and absolute underwriting discretion; (ii) expenses and costs incurred by Beneficiary with respect to the Subject Property prior to foreclosure; (iii) expenses and costs which Beneficiary anticipates will be incurred with respect to the Subject Property after foreclosure, but prior to resale, including, without limitation, costs of structural reports and other due diligence, costs to carry the Subject Property prior to resale, costs of resale commissions, attorneys’ fees, and taxes), costs of any hazardous materials clean-up and monitoring, costs of deferred maintenance, repair, refurbishment and retrofit, costs of defending or settling litigation affecting the Subject Property, and lost opportunity costs (if any), including the time value of money during any anticipated holding period by Beneficiary; (iv) declining trends in real property values generally and with respect to properties similar to the Subject Property; (v) anticipated discounts upon resale of the Subject Property as a distressed or foreclosed property; (vi) the fact of additional collateral (if any), for the Obligations; and (vii) such other factors or matters that Beneficiary (in its sole and absolute discretion) deems appropriate. In regard to the above, Trustor acknowledges and agrees that: (w) Beneficiary is not required to use any or all of the foregoing factors to determine the amount of its credit bid; (x) this Section does not impose upon Beneficiary any additional obligations that are not imposed by law at the time the credit bid is made; (y) the amount of Beneficiary’s credit bid need not have any relation to any loan-to-value ratios specified in the Bond Documents or previously discussed between Trustor and Beneficiary; and (z) Beneficiary’s credit bid may be (at Beneficiary’s sole and absolute discretion) higher or lower than any appraised value of the Subject Property.

(i)    To apply any sums then deposited or held in escrow or otherwise by or on behalf of Beneficiary in accordance with the terms of the Indenture, this Deed of Trust or any other Bond Document to secure payment of Obligation pursuant to the Indenture.

Every right, power and remedy granted to Trustee or Beneficiary in this Deed of Trust shall be cumulative and not exclusive, and in addition to all rights, powers and remedies granted at law or in equity or by statute, and each such right, power and remedy may be exercised from time to time and as often and in such order as may be deemed expedient by Trustee or Beneficiary, and the exercise of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the time or thereafter, any other right, power or remedy.

6.2    Delivery of Foreclosure Sale Proceeds. After deducting all costs, fees and expenses of Trustee, and of this trust, including, without limitation, cost of evidence of title and attorneys’ fees in connection with sale and costs and expenses of sale and of any judicial proceeding wherein such sale may be made, Trustee shall deliver all proceeds of any foreclosure sale to Beneficiary.

6.3    Application of Foreclosure Sale Proceeds and Other Sums. All sums received by Beneficiary under Section 3.3 or Section 6.1, less all costs and expenses incurred by Beneficiary or any receiver under Section 3.3 or Section 6.1, including, without limitation, attorneys’ fees, shall be distributed to the Persons legally entitled thereto for application to the Obligations each in accordance with the Indenture or as otherwise required by applicable law; provided, however, Beneficiary shall have no liability for funds not actually received by Beneficiary.

6.4    No Cure or Waiver. Neither Beneficiary’s nor Trustee’s nor any receiver’s entry upon and taking possession of all or any part of the Subject Property, nor any collection of rents, issues, profits, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum to any Secured Obligation, nor the exercise or failure to exercise of any other right or remedy by Beneficiary or Trustee or any receiver shall cure or waive any breach, Event of Default or notice of default under this Deed of Trust, or nullify the effect of any notice of default or sale (unless all Obligations then due have been paid and performed and Trustor has cured all other defaults), or impair the status of the security, or prejudice Beneficiary or Trustee in the exercise of any right or remedy, or be construed as an affirmation by Beneficiary of any tenancy, lease or option or a subordination of the lien of this Deed of Trust.

6.5    Payment of Costs, Expenses and Attorney’s Fees. Trustor agrees to pay to Beneficiary immediately and without demand all costs and expenses incurred by Trustee and Beneficiary pursuant to Section 6.1 (including, without limitation, court costs and reasonable attorneys’ fees, whether incurred in litigation or not), or as a result of any dispute arising under, or enforcement of, this Deed of Trust (or indemnities provided herein), with interest from the date of expenditure until said sums have been paid at the rate of interest then applicable to the principal balance of the Notes as specified therein. In addition, Trustor shall pay to Trustee all Trustee’s fees hereunder and shall reimburse Trustee for all expenses incurred in the administration of this trust, including, without limitation, any attorneys’ fees.

6.6    Power to File Notices and Cure Defaults. During the continuance of an Event of default, Trustor hereby irrevocably appoints Beneficiary and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest,

(a) to execute and/or record any notices of completion, cessation of labor, or any other notices that Beneficiary deems appropriate to protect Beneficiary’s interest, (b) upon the issuance of a deed pursuant to the foreclosure of this Deed of Trust or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment or further assurance with respect to the Leases and Payments in favor of the grantee of any such deed, as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Beneficiary’s security interests and rights in or to any of the Collateral, and (d) Beneficiary may perform any obligation of Trustor hereunder; provided, however, that: (i) Beneficiary as such attorney-in-fact shall only be accountable for such funds as are actually received by Beneficiary; and (ii) Beneficiary shall not be liable to Trustor or any other Person or entity for any failure to act under this Section.

6.7    Reinstatement. This Deed of Trust shall remain in full force and effect and continue to be effective should any petition be filed by or against Trustor for liquidation or reorganization, should Trustor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Trustor’s property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

ARTICLE VII. MISCELLANEOUS PROVISIONS

7.1    Additional Provisions. The Bond Documents contain or incorporate by reference the entire agreement of the parties with respect to matters contemplated herein and supersede all prior negotiations. The Bond Documents grant further rights to Beneficiary and contain further agreements and affirmative and negative covenants by Trustor which apply to this Deed of Trust and to the Subject Property and Collateral and such further rights and agreements are incorporated herein by this reference. In executing and delivering this Deed of Trust or otherwise acting hereunder the Beneficiary shall enjoy all the rights protections, indemnities and immunities granted to it under the Indenture.

7.2    Merger. No merger shall occur as a result of Beneficiary’s acquiring any other estate in, or any other lien on, the Subject Property unless Beneficiary consents to a merger in writing.

7.3    Obligations of Trustor, Joint and Several. If more than one Person has executed this Deed of Trust, as "Trustor", the obligations of all such Persons hereunder shall be joint and several.

7.4    WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TRUSTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS DEED OF TRUST OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF BENEFICIARY IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF.

7.5    Waiver of Marshalling Rights. Trustor, for itself and for all parties claiming through or under Trustor, and for all parties who may acquire a lien on or interest in the Subject Property, hereby waives all rights to have the Subject Property and/or any other property, including, without limitation, the Collateral, which is now or later may be security for any Secured Obligation ("Other Property") marshalled upon any foreclosure of this Deed of Trust or on a foreclosure of any other lien or security interest against any security for any of the Obligations. Beneficiary shall have the right to sell, and any court in which foreclosure proceedings may be brought shall have the right to order a sale of, the Subject Property and any or all of the Collateral or Other Property as a whole or in separate parcels, in any order that Beneficiary may designate.

7.6    Rules of Construction; Definitions. When the identity of the parties or other circumstances make it appropriate the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. The term "Subject Property" means all and any part of the Subject Property and "Collateral" means all and any part of the Collateral, and any interest in the Subject Property and Collateral, respectively. Notwithstanding anything set forth herein, Trustor agrees and acknowledges that each of Trustor and Beneficiary has participated in the negotiation and drafting of this document, and the identity, interest or affiliation of its preparer. Capitalized terms not otherwise defined herein shall have the meaning given such terms in the Indenture.

7.7    Successors in Interest. The terms, covenants, and conditions herein contained shall be binding upon and inure to the benefit of the heirs, successors, and assigns of the parties hereto; provided, however, that this Section 7.7 does not waive or modify the provisions of any applicable provision in the Bond Documents regarding transfers of interest in the Subject Property or the Trustor or any of Trustor’s Affiliates.

7.8    Execution in Counterparts. This Deed of Trust may be executed in any number of counterparts, each of which, when executed and delivered to Beneficiary, will be deemed to be an original and all of which taken together, will be deemed to be one and the same instrument.

7.9    Nevada Law. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of Nevada without regard to conflict of law principles.

7.10    Incorporation. Exhibit A, as attached, is incorporated into this Deed of Trust by this reference. In addition, to the extent not inconsistent with any other provision of this Deed of Trust, the following numbered covenants of NRS 107.030 are hereby adopted and made a part of this Deed of Trust by reference, the parenthetical wording following certain covenant numbers representing the wording to be included in the blank area of the respective numbered covenant which is hereby incorporated: 5, 6, 7 (reasonable counsel fees), and 8.

7.11    Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon the Trustor, the Trustee, or Beneficiary under this Deed of Trust shall be in writing and faxed, mailed, emailed or delivered at its respective facsimile number or address set forth below. All such notices and communications shall be effective (i) when sent by an overnight courier service of recognized standing, on the second Business Day following the deposit with such service; (ii) when mailed, first-class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (iii) when delivered by hand, upon delivery; and (iv) when sent by facsimile transmission or e-mail, upon confirmation of receipt.

Trustor:        Stockman’s Casino c/o Full House Resorts, Inc.
One Summerlin
1980 Festival Plaza Dr., Suite 680
Las Vegas, Nevada 89135
Attention: Daniel R. Lee
President and Chief Executive Officer
Tel. No. (702) 221-7800
Fax No. (702) 221-8101
E-mail: dleelv@me.com

With a copy to:    Brownstein Hyatt Farber Schreck, LLP
410 Seventeenth Street - Suite 2200
Denver, CO 80202
Attention: Mark Oveson
Tel. No. (303) 223-1127
Fax No. (303) 223-0927
E-mail: moveson@BHFS.com

Beneficiary:    Wilmington Trust, National Association
Global Capital Markets
50 S. 6th Street, Suite 1290
Minneapolis, MN  55402
Attention: Lynn M. Steiner
Tel. No. (612) 217-5667
Fax No. (612) 217-5651
Email: lsteiner@wilmingtontrust.com

Trustee:	Fidelity National Title Agency of Nevada, Inc.
8363 W. Sunset Road, Ste. 100
Las Vegas, Nevada 89113

7.12    Request for Notice. Trustor hereby requests that a copy of any notice of default and notice of sale be mailed to Trustor at the address set forth in 7.11 of this Deed of Trust.

7.13    Gaming. This Deed of Trust is subject to the Gaming Laws and Liquor Laws. Without limiting the generality of the foregoing, such laws may limit Beneficiary’s and Trustee’s remedies and rights of entry. The parties hereto confirm that Section 4.30 of the Indenture is applicable to this Deed of Trust and the other Bond Documents. To the extent any provision of this Deed of Trust contradicts one or more applicable Gaming Laws, the applicable Gaming Laws shall prevail and take precedence.

7.14    Modifications. Trustor and Beneficiary may agree to change the interest rate and/or the maturity date applicable to the Obligations (to the extent provided in the other Bond Documents), release collateral for the Obligations or, to the extent provided in the other Bond Documents, otherwise alter any other term of the Bond Documents; none of such changes shall affect the priority of the lien created by this Deed of Trust to the extent not prohibited by applicable law.

7.15    Invalidity. The invalidity or unenforceability of any provision of this Deed of Trust will not affect the validity or enforceability of any other provision, and all other provisions will remain in full force and effect.

7.16    Uniform Acts. Notwithstanding anything herein to the contrary, this Deed of Trust is subject to the Uniform Assignment of Rents Act, NRS Chapter 107A, and the Uniform Power of Attorney Act, NRS 162A.200, et seq.

[Signature on following page]

IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the day and year set forth above.

STOCKMAN’S CASINO, a Nevada corporation By: Name: Title:

ACKNOWLEDGMENT

State of ____________

County of ___________

This instrument was acknowledged before me on _____, 2018 by _______ as _______

of Stockman’s Casino.
___________________________
(Signature of Notarial Officer)

(Seal, if any)

EXHIBIT A
(Description of Property)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF CHURCHILL, STATE OF NEVADA, AND IS DESCRIBED AS FOLLOWS:

Parcel 1:

Parcels One (1) and Two (2) of the Parcel Map for James R. Peters, as trustee under the James R. Peters Family Trust Agreement recorded on March 1, 2005, under Document No. 368694, Official Records, Churchill County, Nevada.

Parcel 2:

An easement for the operation, maintenance, repair and replacement of an existing outdoor advertising structure as set forth in a Grant of Easement recorded February 20, 2008 as Document No. 398393 of Official Records.

Parcel 3:

A non-exclusive reciprocal easement for access and parking purposes as set forth in that certain Grant of Reciprocal Easements recorded February 20, 2008 as Document No. 398394 of Official Records.

APN(s): 001-231-72, 001-231-74

Exhibit F to Notes Purchase Agreement

Form of Intellectual Property Security Agreement

(Included as Exhibit 10.3)

Exhibit G to Notes Purchase Agreement

Assignments of Entitlements

Prepared by and when recorded mail to:

Shearman & Sterling LLP
599 Lexington Ave
New York, New York 10022
Attn: Lisa M. Brill, Esq.

FIRST LIEN ASSIGNMENT OF ENTITLEMENTS,
CONTRACTS, RENTS AND REVENUES
(BRONCO BILLY’S CASINO)
THIS FIRST LIEN ASSIGNMENT OF ENTITLEMENTS, CONTRACTS, RENTS AND REVENUES is dated as of February __, 2018 (as supplemented, modified, amended, extended and restated from time to time, the "Assignment"), by and between FHR-COLORADO LLC, a Nevada limited liability company ("Assignor"), and WILMINGTON TRUST, NATIONAL ASSOCIATION as Collateral Agent for the benefit of the Noteholders (as defined below) (the "Assignee").
RECITALS:

A.    Assignor is the owner of the real property and is lessee of the leased property which is situated in the County of Teller, State of Colorado and which is more particularly described on Exhibit A and Exhibit A-1 attached hereto (the "Land").

B.    All references herein to the "Real Property" shall be to: (i) the Land; (ii) all real property which is adjacent to, or used in connection with, the Land and in which Assignor now owns, or hereafter acquires, an interest (the "Adjacent Property"); and (iii) all improvements, tenements, hereditaments and appurtenances to the Land or the Adjacent Property.

C.    As of the date hereof, Assignor and others have executed that certain Guaranty Agreement for the benefit of Assignee (the "Guaranty"), which Guaranty guarantees the obligations of Full House Resorts, Inc. (the "Borrower"), an affiliate of Assignor, arising out of the Indenture and Notes Purchase Agreement (each as defined below).

D.    As of the date hereof, Borrower has executed that certain Notes Purchase Agreement among Borrower, Assignor, Guarantors (as defined therein) and the Purchasers party thereto from time to time (the "Purchasers") (as supplemented, modified, amended, extended or restated from time to time, the "Notes Purchase Agreement") pursuant to which, among other things, the Borrower agrees to issue to the Purchasers Senior Secured Notes due in 2024 in the maximum aggregate principal amount of One Hundred Million Dollars ($100,000,000.00) (the "Notes") and that certain Indenture dated as of the date hereof, executed by Borrower, the Guarantors and Wilmington Trust, National Association, as trustee (the "Trustee"), and Assignee (as supplemented, modified, amended, extended or restated from time to time) pursuant to which Borrower has authorized the issuance of the Notes (the "Indenture") to the registered holders thereof (the "Noteholders" or "Holders").

E.    All capitalized words and terms which are used herein (and which are not otherwise defined herein) shall have the respective meanings and be construed herein as provided in the Guaranty and any reference to a provision of the Indenture or the Guaranty shall be deemed to incorporate that provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.

F.    It is a condition of the Indenture that all of Assignor's present and future right, title and interest in and to:

(i)all assignable leases and purchase contracts which are now existing or are hereafter entered into, for furniture, fixtures, equipment, signs and other items of personal property which are used in connection with, or which relate to: (aa) the Real Property; (bb) activities to be conducted by, or on behalf of, Assignor on the Real Property including, without limitation, any gaming and/or hotel activities which may hereafter be conducted at the Real Property (collectively, the "Gaming Facilities"); or (cc) any other business activity now, or hereafter, conducted by, or on behalf of, Assignor on, or in connection with, the Real Property (collectively, the "Additional Business(es)"); all together with any and all modifications, extensions, or renewals thereof (collectively, the "Equipment Agreements");

(ii)all assignable space leases, subleases, licenses, concessions, franchises and other use or occupancy agreements which now exist or are hereafter entered into and which relate to any portion of the Real

Property, and all guarantees, extensions, renewals, amendments and modifications thereof (collectively, the "Space Leases");

(iii)all assignable present and future rents, issues, profits, products, earnings, accounts, rights, benefits, income, proceeds, payments, revenue, receipts and deposits of any kind or nature (collectively, the "Proceeds") which relate to, or are derived from, the Real Property, the Gaming. Facilities, or any Additional Business, including, without limitation, present and future Proceeds, of any nature whatsoever, derived from, or received with respect to, gaming operations, bars, restaurants, banquet facilities, convention facilities, retail premises and other facilities related to, or used in connection with, the Real Property, the Gaming Facilities, and or any Additional Business, and also including without limitation, Proceeds from any of the Space Leases (collectively, the "Rents and Revenues"); and
(iv) all present and future assignable permits, licenses, warranties, contracts and other entitlements, if any, which are issued, granted, agreed to, or entered into in connection with, or relating to, the Real Property, the Gaming Facilities or any Additional Business, together with any and all modifications, extensions or renewals thereof (collectively, the "Entitlements");
be presently assigned to Assignee in consideration of the Notes sold pursuant to the Indenture and Notes Purchase Agreement upon the terms and conditions set forth below. The foregoing assignment shall not include the Excluded Collateral (as defined in the Security Agreement).
NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, but subject to Gaming Laws and Liquor Laws, Assignor does hereby presently, absolutely and unconditionally assign to the Assignee all of its right, title and interest in and to the Equipment Agreements, the Space Leases, the Rents and Revenues and the Entitlements as follows:

1.    Assignor does hereby grant, assign and convey unto Assignee all the right, title, interest and privilege which Assignor has or may hereafter acquire, in or to: (i) all Equipment Agreements, Space Leases and Entitlements; and (ii) the Rents and Revenues. Without limiting the generality of the foregoing, and subject to the provisions of Sections 4 and 5 below, Assignee shall have the present and continuing right with full power and authority, in its own name, or in the name of Assignor, or otherwise: (aa) to do any and all things which Assignor may be or may become entitled to do under the Equipment Agreements, Space Leases, and/or Entitlements and the right to make all waivers and agreements, give all notices, consents and releases and other instruments and to do any and all other things whatsoever which Assignor may be or may become entitled to do under said Equipment Agreements, Space Leases and/or Entitlements; and (bb) to make claim for, enforce, collect, receive and make receipt (in its own name, in the name of Assignor, or otherwise) for any and all of the Rents and Revenues and to do any and all things which Assignor is or may become entitled to do for the collection of the Rents and Revenues.

2.    The acceptance of this Assignment and the payment or performance under the Equipment Agreements, the Space Leases, the Rents and Revenues and/or Entitlements hereby assigned shall not constitute a waiver of any rights of the Noteholders, Assignee and Trustee under the terms of the Indenture or any other Bond Document for the benefit of any of the Noteholders.

3.    Assignor shall keep and perform the following with respect to the Equipment Agreements, the Space Lease and the Entitlements:

(a)    Except as may be permitted in the Indenture, Assignor will not further assign any interest in the Equipment Agreements, in the Space Leases, or in the Entitlements, or create or permit any lien, charge, or encumbrance upon its interests in the Equipment Agreements, in the Space Leases or in the Entitlements;

(b)    Except as may be permitted in the Indenture and subject to Gaming Laws and Liquor Laws, Assignor will not, without the prior written consent, which consent shall not be unreasonably withheld, of Assignee:

(i)cause, or consent to, any cancellation, termination or surrender of any Equipment Agreement, Space Lease or Entitlement if such cancellation, termination or surrender would be reasonably likely to materially and adversely affect either the Gaming Facilities or any Additional Business (except for any cancellation or termination of an Equipment Agreement, Space Lease or Entitlement which is caused by a default thereunder on the part of a party other than Assignor or one of its Affiliates);

(ii)permit any event to occur which would entitle any party to an Equipment Agreement, Space Lease or Entitlement to terminate or cancel said Equipment Agreement, Space Lease or Entitlement if such cancellation or termination would be reasonably likely to materially and adversely affect either the Gaming Facilities or any Additional Business (except any cancellation or termination of an Equipment Agreement, Space Lease or Entitlement which is caused by a default thereunder on the part of a party other than Assignor or one of its Affiliates);

(iii)amend or modify any of the Equipment Agreements or the Space Leases or any of the Entitlements if such amendment or modification would be reasonably likely to materially and adversely affect either the Gaming Facilities or any Additional Business;

(iv)waive any default under or breach of any Equipment Agreements, any Space Leases or any Entitlements except for any waiver that would not be reasonably likely to result in any material adverse effect on either the Gaming Facilities or any Additional Business; or

(v)give any consent, waiver or approval which would impair Assignor's interest in any of the Equipment Agreements, any of the Space Leases or any of the Entitlements if such consent, waiver or approval would be reasonably likely to materially and adversely affect either the Gaming Facilities or any Additional Business.
(c)    Assignor will promptly notify Assignee of the occurrence of any default under any of the Equipment Agreements, Space Leases and/or Entitlements, which, if left uncured, would be reasonably likely to materially and adversely affect either the Gaming Facilities or any Additional Business.

4.    Notwithstanding anything to the contrary contained in this Assignment, it is understood and agreed that so long as there shall exist no Event of Default under the Indenture there is reserved to Assignor a revocable license to retain, use and enjoy the Equipment Agreements, the Space Leases, the Entitlements and the properties and entitlements which are the subject thereof. Upon the occurrence and during the continuance of an Event of' Default, and subject to Gaming Laws and Liquor Laws, such license granted to Assignor may be immediately revoked by Assignee (except that, upon occurrence of an Event of Default under subsections 6.01(f) or (g) of the Indenture, such license granted to Assignor shall be automatically revoked) without further demand or notice and Assignee is hereby empowered, but shall not be obligated, to enter and take possession of the Real Property and to use, manage and operate the same and to do all acts required or permitted by the Equipment Agreements, the Space Leases and or the Entitlements, and perform such other acts in connection with the use, management and operation of the property and entitlements which are the subject of the Equipment Agreements, the Space Leases and the Entitlements as Assignee, in its sole discretion, may deem proper (including, without limitation, such acts as are otherwise authorized under this Assignment). Assignee agrees that, until such license granted to Assignor has been revoked, as set forth above, Assignee shall refrain from exercising its rights and remedies which are granted with respect to the Equipment Agreements, the Space Leases, and/or the properties they concern under Section 1 of this Assignment or under this Section 4. Should the Event of Default which resulted in any such revocation be cured prior to foreclosure, deed-in-lieu of foreclosure, or a similar conveyance under that certain First Lien Deed of Trust, Leasehold Deed of Trust, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents which is executed concurrently, or substantially concurrent, herewith, by Assignor as trustor in favor of Assignee as beneficiary (as it may be renewed, extended, amended, restated, replaced, substituted or otherwise modified from time to time, the "Deed of Trust"), then such license granted to Assignor shall be immediately reinstated without further demand or notice and Assignee shall, as soon as reasonably possible, redeliver to Assignor possession of the Equipment Agreements, of the Space Leases and of the Entitlements (and, at the expense of Assignor, shall execute such notices to third parties as Assignor may reasonably request) and the parties hereto shall each be restored to, and be reinstated in, their respective rights and positions hereunder as if the Event of Default had not occurred (without impairment of or limitation on Assignee's right to proceed hereunder upon subsequent Events of Default).

5.    It is also understood and agreed that so long as there shall exist no Event of Default under the Indenture there is reserved to Assignor a revocable license to collect the Rents and Revenues as they become due, but not prior to accrual. Upon the occurrence and during the continuance of an Event of Default, such license granted to Assignor may be immediately revoked (except that, upon occurrence of an Event of Default under subsections 6.01(f) or (g) of the Indenture, such license granted to Assignor shall be automatically revoked) without further demand or notice and Assignee is hereby empowered, subject to Gaming Laws and Liquor Laws, but shall not be obligated, to do any, or all of the following: (i) enter and take possession of the Real Property; (ii) manage and operate all, or any portion of, the Real Property, the Gaming Facilities and/or the Additional Businesses (or any of them); (iii) demand payment of the Rents and Revenues from the appropriate party; (iv) give notice that further payments of Rents and Revenues are to be made as directed by Assignee; and (v) settle compromise, bring suit in respect of Rents and Revenues or otherwise deal with the person owing such Rents and Revenues, either in the name of Assignor or in its own name; all on its own behalf or through a receiver. If any such Rents and Revenues are collected by Assignor in violation of this Assignment, such Rents and Revenues shall be held in trust for the benefit of Assignee.

6.    No action taken by Assignee, or by a receiver, in exercising any of the rights and remedies hereunder shall cause any of them to be characterized as a "Mortgagee in Possession". This Assignment is intended to be and is an absolute present assignment from Assignor to Assignee and not merely the passing of a security interest. Assignee agrees that, until such license granted to Assignor has been revoked, as set forth above, Assignee shall refrain from exercising its rights and remedies which are granted with respect to the Rents and Revenues and/or the collection thereof under Section 1 of this Assignment or under this Section 6. Should the Event of Default which resulted in any such revocation be cured prior to foreclosure, deed-in-lieu of foreclosure, or a similar conveyance under the Deed of Trust, then such license granted to Assignor shall be immediately reinstated without further demand or notice and Assignee shall as soon as reasonably possible, execute, at the expense of Assignor, such notices to third parties as Assignor may reasonably request and the parties hereto shall each be restored to, and be reinstated in, their respective rights and positions hereunder as if the Event of Default had not occurred (without impairment of or limitation on Assignee's right to proceed hereunder upon subsequent Events of Default).

7.    Assignee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Assignor under the Equipment Agreements, the Space Leases, the Entitlements, and/or relating to the Rents and Revenues. This Assignment shall not place responsibility for the management, control, care, operation or repair of the Real Property, the Gaming Facilities or any Additional Business, upon the Assignee; nor shall this Assignment cause any of the Indemnified Parties to be responsible or liable for any negligence in the management, control, care, operation or repair of the Real Property, the Gaming Facilities or any Additional Business, which results in loss, injury or death to any tenant, guest, licensee, employee or stranger (provided that this Section 7 shall not act to relieve Assignee from liability which results from such Assignee's own gross negligence or willful misconduct).

8.    Assignor agrees to indemnify, protect, defend and hold harmless the Assignee, Trustee, Collateral Agent and any Noteholder and any of its directors, officers, employees, agents, attorneys or stockholders (collectively, the "Indemnified Parties") from and against any and all losses, damages, expenses or liabilities of any kind or nature from any suits, claims, demands or other proceedings, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with: (i) this Assignment; (ii) any of the Equipment Agreements, Space Leases, Entitlements, or Rents and Revenues; or (iii) the management, control, care, operation or repair of the Real Property, the Gaming Facilities and/or any Additional Business; all in accordance with Section 7.07 of the Indenture, which is incorporated by reference herein, as if fully set forth herein (provided that this Section 8 shall not act to relieve any Indemnified Party from liability which results from such Indemnified Party's own gross negligence or willful misconduct).

9.    Assignor agrees that this Assignment and the designation and directions herein set forth are irrevocable. Until the Indenture has been terminated, Assignor will not make any other assignment, designation or direction inconsistent herewith (except as otherwise permitted in the Indenture), and any such assignment, designation or direction which is inconsistent herewith shall be void. Assignor will, from time to time, execute all such instruments of further assurance and all such supplemental instruments as may be reasonably requested by Assignee.

10.    No action or inaction on the part of Assignee, or any of the Noteholders, shall constitute an assumption on the part of Assignee, or any of the Noteholders, of any obligations or duties under the Equipment Agreements, Space Leases and or the Entitlements, or relating to the Rents and Revenues. No action or inaction on the part of Assignor shall adversely affect or limit in any way the rights of Assignee under this Assignment or, through this Assignment, under the Equipment Agreements, the Space Leases and or the Entitlements, or relating to the Rents and Revenues.

11.    Assignor covenants and represents that it has the full right and title to assign the Equipment Agreements, the Space Leases, the Entitlements, the Rents and Revenues; that no other assignments of its interests in the Equipment Agreements, Space Leases and/or the Entitlements, or of its interests in the Rents and Revenues have been made; that no notice of termination has been served on it with respect to any Equipment Agreements, the Space Leases or the Entitlements, the termination of which would be reasonably likely to result in a Material Adverse Effect; and that there are presently no defaults existing under any of the Equipment Agreements, the Space Leases or the Entitlements, which defaults would be reasonably likely to result in a Material Adverse Effect if left uncured.

12.    The full payment of the monetary terms contained in the Indenture, Notes Purchase Agreement and the other Bond Documents and the due release and termination of the Security Documents encumbering the Real Property shall render this Assignment void. Upon such performance, release and termination, Assignee, at the written request and the expense of Assignor, will deliver either an instrument canceling this Assignment or assigning the rights of the Assignee hereunder, as Assignor shall direct.

13.    Assignor and Assignee intend that this Assignment shall be a present, absolute and unconditional assignment, subject to the license granted above, and not merely the passing of a security interest. During the term of this Assignment, neither the Equipment Agreements, the Space Leases, the Entitlements nor the Rents and Revenues shall constitute property of Assignor (or any estate of Assignor) within the meaning of 11 U.S.C. ß 541 (as it may be amended or recodified from time to time).

14.    This Assignment applies to, binds and inures to the benefit of, the parties hereto and their respective heirs, administrators, executors, successors and assigns. This Assignment must be modified or terminated in writing and may not be modified or terminated orally.

15.    All of the rights and remedies of Assignee hereunder are cumulative and not exclusive of any other right or remedy which may be provided for hereunder or under any other Bond Document. Nothing contained in this Assignment and no act done or omitted by Assignee, pursuant to its terms shall be deemed a waiver by Assignee, of any rights or remedies under the Bond Documents, and this Assignment is made and accepted without prejudice to any rights or remedies possessed by Assignee, or any of the Noteholders, under the terms of the Bond Documents. The right of the Assignee to collect the secured principal, interest, and other Indebtedness, and to enforce any security may be exercised by Assignee prior to, simultaneous with, or subsequent to any action taken under this Assignment.

16.    Upon the occurrence and during the continuance of an Event of Default, Assignor shall be deemed to have appointed and does hereby appoint Assignee the attorney-in-fact of Assignor to prepare, sign, file and or record such documents or instruments, or take such other actions, as may be reasonably necessary to perfect and preserve against third parties, the interest in the Equipment Agreements, the Space Leases, the Entitlements and Rents and Revenues which is granted to Assignee hereunder. This Assignment shall be governed, to the fullest extent permitted under applicable law, by the laws of the State of Colorado, without regard to principles of conflict of law.

17.    This Assignment may be executed in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute one and the same document.

18.    The parties hereto confirm that Section 4.30 of the Indenture is applicable to this Assignment.

19.    In executing this Assignment and acting hereunder, the Assignee shall enjoy all the rights, protections, immunities and indemnities granted to it under the Indenture and other Collateral Documents.

20.    The invalidity or unenforceability of any provision of this Assignment will not affect the validity or enforceability of any other provision and all other provisions will remain in full force and effect.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed the foregoing instrument as of the date first above written.

ASSIGNOR:                        FHR-COLORADO LLC,
a Nevada limited liability company

By:
Name:
Title:

STATE OF ________    )
) SS:
COUNTY OF ________        )

On this ______ day of ______, 2018, before me, a Notary Public in and for said County and State, personally appeared _____________, the individual named in the foregoing instrument as the ____________ of __________________________, the entity which executed the foregoing instrument, and acknowledged that he did sign the foregoing instrument on behalf of said company and that such signing is the free act and deed of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and official seal.
(SEAL)

My commission expires: _____________
Notary Public

IN WITNESS WHEREOF, the parties have executed the foregoing instrument as of the date first above written.

ASSIGNEE:	WILMINGTON TRUST, NATIONAL ASSOCIATION
as Collateral Agent

By:
Name:
Title:

STATE OF MINNESOTA    )
) ss.
COUNTY OF HENNEPIN    )

Before me, a Notary Public in and for the state and county above, personally appeared ___________, the _____________ of __________, which is the ____________ of Wilmington Trust, National Association, who acknowledged execution of the foregoing Mortgage.

WITNESS my hand and Notarial Seal this ____ day of ___________, 2018.

My commission expires: ________________
Resident of ________ County, Minnesota            ______________________
NOTARY PUBLIC

EXHIBIT "A"

LEGAL DESCRIPTION

(Fee owned property)

Parcel One:

The surface only of: Lot 34R, Block 17,
Fremont, now known as Cripple Creek, (Exemption Plat recorded September 12, 1991 at Reception No. 0389288) County of Teller, State of Colorado

Parcel Two:

Lots 36, 37, 38, 39 and 40, Block 17,
Fremont, now known as Cripple Creek,
County of Teller, State of Colorado

Parcel Three:

Lot 1, Bronco Billy’s Subdivision, Filing No. 1, recorded August 28, 2008 at Reception No. 520305, Surveyors Statement recorded June 30, 2009 at Reception No. 627720
County of Teller,
State of Colorado

Parcel Four:

Lots 5, 6, 7 and 8 and Lots 55, 56, 57, 58, 59 and 60, Block 7, except the easterly 65 feet of said Lots 57, 58, 59 and 60, First Addition to Cripple Creek, Teller County, State of Colorado, together with the Easterly half of the vacated alley adjacent to said Lots 5, 6, 7 and 8, and Westerly half of vacated alley adjacent to said Lots 55 and 56, as shown in Ordinance No. 1987-3 recorded March 8, 1991 in Book 547 at Page 327

And

The surface only of: The East 65 feet of Lots 57, 58, 59 and 60, Block 7, First Addition to Cripple Creek, Teller County, State of Colorado, together with the Westerly half of vacated alley adjacent to said Lots 55 and 56, as shown in Ordinance No. 1987-3 recorded March 8, 1991 in Book 547 at Page 327

Parcel Five:

Intentionally Deleted

Parcel Six:

The South 25 feet of Lot 8, Block 16,
Fremont, now known as Cripple Creek,
County of Teller,
State of Colorado

EXHIBIT "A-1"

LEGAL DESCRIPTION

(Leasehold property)

Parcel Seven:

A Leasehold Estate created by Lease created by and between Cripple Creek Development Co., a Colorado corporation and Blue Building Development, Inc., a Wyoming corporation, as lessor and The Pioneer Group Inc., a Colorado corporation, as lessee recorded February 2, 2015 at Reception No. 677136, Assignment and Assumption Agreement (Brokley Ground Lease) as Recorded May13, 2016 at Reception No. 688123, upon and subject to all of the conditions therein contained, leasing the following described property:

Parcel A:
Lots 29 and 30, Block 8,
Fremont (now Cripple Creek),
County of Teller, State of Colorado.

Parcel B:
Lots 31 through 34, Block 8,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel C:
Lots 35 and 36, Block 8,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel D:
Lots 8 and 9, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel E:
The West 12 1/2 feet of Lot 5 and all of Lot 6, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel F:
The North 46 feet of Lots 1, 2, and 3,
The North 46 feet of the East 8 feet of Lot 4,
The North 50 feet of the West 17 feet of Lot 4,
Then North 50 feet of the East 12 1/2 feet of Lot 5,
Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel G:
The South 29 feet of the North 75 feet of Lots 1, 2, and 3;
The South 29 feet of the North 75 feet of the East 8 feet of Lot 4;
The South 25 feet of the North 75 feet of the West 17 feet of Lot 4;
The South 25 feet of the North 75 feet of the East 12 1/2 feet of Lot 5;
All in Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel H:
The South 50 feet of Lots 1 through 4, and
The South 50 feet of the East 12 1/2 feet of Lot 5,
Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel I:
Lot 7, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel J:
Lot 10, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel K:
Lot 11, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel L:
Lot 12, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel M:
Lot 13, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel N:
Lot 21R, Block 16,
Fremont (now Cripple Creek), Amended February 27, 1992 in Plat Book L at Page 39,
County of Teller, State of Colorado

Parcel O:
Lot 17R, Block 16,
Fremont (now Cripple Creek) Replat No. 1, according to the Map recorded May 24, 1994 in Plat Book M at Page 65,
County of Teller, State of Colorado.

Parcel P:
Lot 25, Block 16,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel Eight

Lots 25 through 33, inclusive, Block 9,
Fremont (now Cripple Creek)
County of Teller, State of Colorado

Document Prepared by and when recorded return to: Shearman & Sterling LLP 599 Lexington Ave New York, New York 10022 Attn: Lisa M. Brill, Esq. Telephone: 212-848-4571	Indexing Instructions: To the Chancery Clerk of Hancock County, MS: The real property described herein is situated in: See Exhibit B Attached
Reviewed for Compliance with Mississippi Law:
Baker Donelson Bearman Caldwell & Berkowitz, PC
One Eastover Center
100 Vision Drive, Suite 400
Jackson, MS 39211
Attn: Virginia Todd Weaver (MS Bar No. 10361)
Telephone: 601-969-4648

Assignor: Silver Slipper Casino Venture, LLC 5000 Beach Boulevard Bay St. Louis, MS 39520 Telephone: 702-221-7800	Assignee: Wilmington Trust, National Association, as Collateral Agent and Calculation Agent Global Capital Markets 50 S. 6th Street, Suite 1290 Minneapolis, MN 55402 Tel. No. (612) 217-5667

FIRST LIEN ASSIGNMENT OF ENTITLEMENTS,
CONTRACTS, RENTS AND REVENUES
(SILVER SLIPPER CASINO)
THIS FIRST LIEN ASSIGNMENT OF ENTITLEMENTS, CONTRACTS, RENTS AND REVENUES is dated as of February __, 2018 (as supplemented, modified, amended, extended and restated from time to time, the "Assignment"), by and between SILVER SLIPPER CASINO VENTURE LLC, a Delaware limited liability company ("Assignor"), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent for the benefit of the Noteholders (as defined below) (the "Assignee").
RECITALS:

A.    Assignor is the lessee of the leased property which is situated in the County of Hancock, State of Mississippi and which is more particularly described on Exhibit A attached hereto (the "Land").

B.    All references herein to the "Real Property" shall be to: (i) the Land; (ii) all real property which is adjacent to, or used in connection with, the Land and in which Assignor now owns, or hereafter acquires, an interest (the "Adjacent Property"); and (iii) all improvements, tenements, hereditaments and appurtenances to the Land or the Adjacent Property.

C.    As of the date hereof, Assignor and others have executed that certain Guaranty Agreement for the benefit of Assignee (the "Guaranty"), which Guaranty guarantees the obligations of Full House Resorts, Inc. (the "Borrower"), an affiliate of Assignor, arising out of the Indenture and Notes Purchase Agreement (each as defined below).

D.    As of the date hereof, Borrower has executed that certain Notes Purchase Agreement among Borrower, Assignor, Guarantors (as defined therein) and the Purchasers party thereto from time to time (the "Purchasers") (as supplemented, modified, amended, extended or restated from time to time, the "Notes Purchase Agreement") pursuant to which, among other things, the Borrower agrees to issue to the Purchasers Senior Secured Notes due in 2024 in the maximum aggregate principal amount of One Hundred Million Dollars ($100,000,000.00) (the "Notes") and that certain Indenture dated as of the date hereof, executed by Borrower, the Guarantors and Wilmington Trust, National Association, as trustee (the "Trustee"), and Assignee (as supplemented, modified, amended, extended or restated from time to time) pursuant to which Borrower has authorized the issuance of the Notes (the "Indenture") to the registered holders thereof (the "Noteholders" or "Holders").

E.    All capitalized words and terms which are used herein (and which are not otherwise defined herein) shall have the respective meanings and be construed herein as provided in the Guaranty and any reference to a provision of the Indenture or the Guaranty shall be deemed to incorporate that provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.

F.    It is a condition of the Indenture that all of Assignor's present and future right, title and interest in and to:

(i)all assignable leases and purchase contracts which are now existing or are hereafter entered into, for furniture, fixtures, equipment, signs and other items of personal property which are used in connection with, or which relate to: (aa) the Real Property; (bb) activities to be conducted by, or on behalf of, Assignor on the Real Property including, without limitation, any gaming and/or hotel activities which may hereafter be conducted at the Real Property (collectively, the "Gaming Facilities"); or (cc) any other business activity now, or hereafter, conducted by, or on behalf of, Assignor on, or in connection with, the Real Property (collectively, the "Additional Business(es)"); all together with any and all modifications, extensions, or renewals thereof (collectively, the "Equipment Agreements");

(ii)all assignable space leases, subleases, licenses, concessions, franchises and other use or occupancy agreements which now exist or are hereafter entered into and which relate to any portion of the Real Property, and all guarantees, extensions, renewals, amendments and modifications thereof (collectively, the "Space Leases");

(iii)all assignable present and future rents, issues, profits, products, earnings, accounts, rights, benefits, income, proceeds, payments, revenue, receipts and deposits of any kind or nature (collectively, the "Proceeds") which relate to, or are derived from, the Real Property, the Gaming Facilities, or any Additional Business, including, without limitation, present and future Proceeds, of any nature whatsoever, derived from, or received with respect to, gaming operations, bars, restaurants, banquet facilities, convention facilities, retail premises and other facilities related to, or used in connection with, the Real Property, the Gaming Facilities, and or any Additional Business, and also including without limitation, Proceeds from any of the Space Leases (collectively, the "Rents and Revenues"); and
(iv) all present and future assignable permits, licenses, warranties, contracts and other entitlements, if any, which are issued, granted, agreed to, or entered into in connection with, or relating to, the Real Property, the Gaming Facilities or any Additional Business, together with any and all modifications, extensions or renewals thereof (collectively, the "Entitlements");
be presently assigned to Assignee in consideration of the Notes sold pursuant to the Indenture and Notes Purchase Agreement upon the terms and conditions set forth below. The foregoing assignment shall not include the Excluded Collateral (as defined in the Security Agreement).
NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, but subject to Gaming Laws and Liquor Laws, Assignor does hereby presently, absolutely and unconditionally assign to the Assignee all of its right, title and interest in and to the Equipment Agreements, the Space Leases, the Rents and Revenues and the Entitlements as follows:
1.    Assignor does hereby grant, assign and convey unto Assignee all the right, title, interest and privilege which Assignor has or may hereafter acquire, in or to: (i) all Equipment Agreements, Space Leases and Entitlements; and (ii) the Rents and Revenues. Without limiting the generality of the foregoing, and subject to the provisions of Sections 4 and 5 below, Assignee shall have the present and continuing right with full power and authority, in its own name, or in the name of Assignor, or otherwise: (aa) to do any and all things which Assignor may be or may become entitled to do under the Equipment Agreements, Space Leases, and/or Entitlements and the right to make all waivers and agreements, give all notices, consents and releases and other instruments and to do any and all other things whatsoever which Assignor may be or may become entitled to do under said

Equipment Agreements, Space Leases and/or Entitlements; and (bb) to make claim for, enforce, collect, receive and make receipt (in its own name, in the name of Assignor, or otherwise) for any and all of the Rents and Revenues and to do any and all things which Assignor is or may become entitled to do for the collection of the Rents and Revenues.

2.    The acceptance of this Assignment and the payment or performance under the Equipment Agreements, the Space Leases, the Rents and Revenues and/or Entitlements hereby assigned shall not constitute a waiver of any rights of the Noteholders, Assignee and Trustee under the terms of the Indenture or any other Bond Document for the benefit of any of the Noteholders.

3.    Assignor shall keep and perform the following with respect to the Equipment Agreements, the Space Lease and the Entitlements:

(a)    Except as may be permitted in the Indenture, Assignor will not further assign any interest in the Equipment Agreements, in the Space Leases, or in the Entitlements, or create or permit any lien, charge, or encumbrance upon its interests in the Equipment Agreements, in the Space Leases or in the Entitlements;

(b)    Except as may be permitted in the Indenture and subject to Gaming Laws and Liquor Laws, Assignor will not, without the prior written consent, which consent shall not be unreasonably withheld, of Assignee:

(i)cause, or consent to, any cancellation, termination or surrender of any Equipment Agreement, Space Lease or Entitlement if such cancellation, termination or surrender would be reasonably likely to materially and adversely affect either the Gaming Facilities or any Additional Business (except for any cancellation or termination of an Equipment Agreement, Space Lease or Entitlement which is caused by a default thereunder on the part of a party other than Assignor or one of its Affiliates);

(ii)permit any event to occur which would entitle any party to an Equipment Agreement, Space Lease or Entitlement to terminate or cancel said Equipment Agreement, Space Lease or Entitlement if such cancellation or termination would be reasonably likely to materially and adversely affect either the Gaming Facilities or any Additional Business (except any cancellation or termination of an Equipment Agreement, Space Lease or Entitlement which is caused by a default thereunder on the part of a party other than Assignor or one of its Affiliates);

(iii)amend or modify any of the Equipment Agreements or the Space Leases or any of the Entitlements if such amendment or modification would be reasonably likely to materially and adversely affect either the Gaming Facilities or any Additional Business;

(iv)waive any default under or breach of any Equipment Agreements, any Space Leases or any Entitlements except for any waiver that would not be reasonably likely to result in any material adverse effect on either the Gaming Facilities or any Additional Business; or

(v)give any consent, waiver or approval which would impair Assignor's interest in any of the Equipment Agreements, any of the Space Leases or any of the Entitlements if such consent, waiver or approval would be reasonably likely to materially and adversely affect either the Gaming Facilities or any Additional Business.
(c)    Assignor will promptly notify Assignee of the occurrence of any default under any of the Equipment Agreements, Space Leases and/or Entitlements, which, if left uncured, would be reasonably likely to materially and adversely affect either the Gaming Facilities or any Additional Business.

4.    Notwithstanding anything to the contrary contained in this Assignment, it is understood and agreed that so long as there shall exist no Event of Default under the Indenture there is reserved to Assignor a revocable license to retain, use and enjoy the Equipment Agreements, the Space Leases, the Entitlements and the properties and entitlements which are the subject thereof. Upon the occurrence and during the continuance of an Event of' Default, and subject to Gaming Laws and Liquor Laws, such license granted to Assignor may be immediately revoked by Assignee (except that, upon occurrence of an Event of Default under subsections 6.01(f) or (g) of the Indenture, such license granted to Assignor shall be automatically revoked) without further demand or notice and Assignee is hereby empowered, but shall not be obligated, to enter and take possession of the Real Property and to use, manage and operate the same and to do all acts required or permitted by the Equipment Agreements, the Space Leases and or the Entitlements, and perform such other acts in connection with the use, management and operation of the property and entitlements which are the subject of the Equipment Agreements, the Space Leases and the Entitlements as Assignee, in its

sole discretion, may deem proper (including, without limitation, such acts as are otherwise authorized under this Assignment). Assignee agrees that, until such license granted to Assignor has been revoked, as set forth above, Assignee shall refrain from exercising its rights and remedies which are granted with respect to the Equipment Agreements, the Space Leases, and/or the properties they concern under Section 1 of this Assignment or under this Section 4. Should the Event of Default which resulted in any such revocation be cured prior to foreclosure, deed-in-lieu of foreclosure, or a similar conveyance under that certain First Lien Leasehold Deed of Trust, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents which is executed concurrently, or substantially concurrent, herewith, by Assignor as trustor in favor of Assignee as beneficiary (as it may be renewed, extended, amended, restated, replaced, substituted or otherwise modified from time to time, the "Deed of Trust"), then such license granted to Assignor shall be immediately reinstated without further demand or notice and Assignee shall, as soon as reasonably possible, redeliver to Assignor possession of the Equipment Agreements, of the Space Leases and of the Entitlements (and, at the expense of Assignor, shall execute such notices to third parties as Assignor may reasonably request) and the parties hereto shall each be restored to, and be reinstated in, their respective rights and positions hereunder as if the Event of Default had not occurred (without impairment of or limitation on Assignee's right to proceed hereunder upon subsequent Events of Default).

5.    It is also understood and agreed that so long as there shall exist no Event of Default under the Indenture there is reserved to Assignor a revocable license to collect the Rents and Revenues as they become due, but not prior to accrual. Upon the occurrence and during the continuance of an Event of Default, such license granted to Assignor may be immediately revoked (except that, upon occurrence of an Event of Default under subsections 6.01(f) or (g) of the Indenture, such license granted to Assignor shall be automatically revoked) without further demand or notice and Assignee is hereby empowered, subject to Gaming Laws and Liquor Laws, but shall not be obligated, to do any, or all of the following: (i) enter and take possession of the Real Property; (ii) manage and operate all, or any portion of, the Real Property, the Gaming Facilities and/or the Additional Businesses (or any of them); (iii) demand payment of the Rents and Revenues from the appropriate party; (iv) give notice that further payments of Rents and Revenues are to be made as directed by Assignee; and (v) settle compromise, bring suit in respect of Rents and Revenues or otherwise deal with the person owing such Rents and Revenues, either in the name of Assignor or in its own name; all on its own behalf or through a receiver. If any such Rents and Revenues are collected by Assignor in violation of this Assignment, such Rents and Revenues shall be held in trust for the benefit of Assignee.

6.    No action taken by Assignee, or by a receiver, in exercising any of the rights and remedies hereunder shall cause any of them to be characterized as a "Mortgagee in Possession". This Assignment is intended to be and is an absolute present assignment from Assignor to Assignee and not merely the passing of a security interest. Assignee agrees that, until such license granted to Assignor has been revoked, as set forth above, Assignee shall refrain from exercising its rights and remedies which are granted with respect to the Rents and Revenues and/or the collection thereof under Section I of this Assignment or under this Section 6. Should the Event of Default which resulted in any such revocation be cured prior to foreclosure, deed-in-lieu of foreclosure, or a similar conveyance under the Deed of Trust, then such license granted to Assignor shall be immediately reinstated without further demand or notice and Assignee shall as soon as reasonably possible, execute, at the expense of Assignor, such notices to third parties as Assignor may reasonably request and the parties hereto shall each be restored to, and be reinstated in, their respective rights and positions hereunder as if the Event of Default had not occurred (without impairment of or limitation on Assignee's right to proceed hereunder upon subsequent Events of Default).

7.    Assignee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Assignor under the Equipment Agreements, the Space Leases, the Entitlements, and/or relating to the Rents and Revenues. This Assignment shall not place responsibility for the management, control, care, operation or repair of the Real Property, the Gaming Facilities or any Additional Business, upon the Assignee; nor shall this Assignment cause any of the Indemnified Parties to be responsible or liable for any negligence in the management, control, care, operation or repair of the Real Property, the Gaming Facilities or any Additional Business, which results in loss, injury or death to any tenant, guest, licensee, employee or stranger (provided that this Section 7 shall not act to relieve Assignee from liability which results from Assignee’s own gross negligence or willful misconduct).

8.    Assignor agrees to indemnify, protect, defend and hold harmless the Assignee, Trustee, Collateral Agent and any Noteholder and any of its directors, officers, employees, agents, attorneys or stockholders (collectively, the "Indemnified Parties") from and against any and all losses, damages, expenses or liabilities of any kind or nature from any suits, claims, demands or other proceedings, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with: (i) this Assignment; (ii) any of the Equipment Agreements, Space Leases, Entitlements, or Rents and Revenues; or (iii) the management, control, care, operation or repair of the Real Property, the Gaming Facilities and/or any Additional Business; all in accordance with Section 7.07 of the Indenture, which is incorporated by reference herein, as if fully set forth herein (provided that this Section 8 shall not act to relieve any Indemnified Party from liability which results from such Indemnified Party's own gross negligence or willful misconduct).

9.    Assignor agrees that this Assignment and the designation and directions herein set forth are irrevocable. Until the Indenture has been terminated, Assignor will not make any other assignment, designation or direction inconsistent herewith (except as otherwise permitted in the Indenture), and any such assignment, designation or direction which is inconsistent herewith shall be void. Assignor will, from time to time, execute all such instruments of further assurance and all such supplemental instruments as may be reasonably requested by Assignee.

10.    No action or inaction on the part of Assignee, or any of the Noteholders, shall constitute an assumption on the part of Assignee, or any of the Noteholders, of any obligations or duties under the Equipment Agreements, Space Leases and or the Entitlements, or relating to the Rents and Revenues. No action or inaction on the part of Assignor shall adversely affect or limit in any way the rights of Assignee under this Assignment or, through this Assignment, under the Equipment Agreements, the Space Leases and or the Entitlements, or relating to the Rents and Revenues.

11.    Assignor covenants and represents that it has the full right and title to assign the Equipment Agreements, the Space Leases, the Entitlements, the Rents and Revenues; that no other assignments of its interests in the Equipment Agreements, Space Leases and/or the Entitlements, or of its interests in the Rents and Revenues have been made; that no notice of termination has been served on it with respect to any Equipment Agreements, the Space Leases or the Entitlements, the termination of which would be reasonably likely to result in a Material Adverse Effect; and that there are presently no defaults existing under any of the Equipment Agreements, the Space Leases or the Entitlements, which defaults would be reasonably likely to result in a Material Adverse Effect if left uncured.

12.    The full payment of the monetary terms contained in the Indenture, Notes Purchase Agreement and the other Bond Documents and the due release and termination of the Security Documents encumbering the Real Property shall render this Assignment void. Upon such performance, release and termination, Assignee, at the written request and the expense of Assignor, will deliver either an instrument canceling this Assignment or assigning the rights of the Assignee hereunder, as Assignor shall direct.

13.    Assignor and Assignee intend that this Assignment shall be a present, absolute and unconditional assignment, subject to the license granted above, and not merely the passing of a security interest. During the term of this Assignment, neither the Equipment Agreements, the Space Leases, the Entitlements nor the Rents and Revenues shall constitute property of Assignor (or any estate of Assignor) within the meaning of 11 U.S.C. ß 541 (as it may be amended or recodified from time to time).

14.    This Assignment applies to, binds and inures to the benefit of, the parties hereto and their respective heirs, administrators, executors, successors and assigns. This Assignment must be modified or terminated in writing and may not be modified or terminated orally.

15.    All of the rights and remedies of Assignee hereunder are cumulative and not exclusive of any other right or remedy which may be provided for hereunder or under any other Bond Document. Nothing contained in this Assignment and no act done or omitted by Assignee, pursuant to its terms shall be deemed a waiver by Assignee, of any rights or remedies under the Bond Documents, and this Assignment is made and accepted without prejudice to any rights or remedies possessed by Assignee, or any of the Noteholders, under the terms of the Bond Documents. The right of the Assignee to collect the secured principal, interest, and other Indebtedness, and to enforce any security may be exercised by Assignee prior to, simultaneous with, or subsequent to any action taken under this Assignment.

16.    Upon the occurrence and during the continuance of an Event of Default, Assignor shall be deemed to have appointed and does hereby appoint Assignee the attorney-in-fact of Assignor to prepare, sign, file and or record such documents or instruments, or take such other actions, as may be reasonably necessary to perfect and preserve against third parties, the interest in the Equipment Agreements, the Space Leases, the Entitlements and Rents and Revenues which is granted to Assignee hereunder. This Assignment shall be governed, to the fullest extent permitted under applicable law, by the laws of the State of Mississippi, without regard to principles of conflict of law.

17.    This Assignment may be executed in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute one and the same document.

18.    The parties hereto confirm that Section 4.30 of the Indenture is applicable to this Assignment.

19.    In executing this Assignment and acting hereunder, the Assignee shall enjoy all the rights, protections, immunities and indemnities granted to it under the Indenture and other Collateral Documents.

20.    The invalidity or unenforceability of any provision of this Assignment will not affect the validity or enforceability of any other provision and all other provisions will remain in full force and effect.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed the foregoing instrument on the date of the acknowledgment of their respective signatures below, to be effective as of the date first above written.

ASSIGNOR:                        Silver Slipper Casino Venture LLC,
a Delaware limited liability company

By:
Name:
Title:

STATE OF ________________
COUNTY OF _____________
Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of ______________________, 2018, within my jurisdiction, the within named ______________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed in the above and foregoing instrument and acknowledged that he/she executed the same in his/her representative capacity, and that by his/her signature on the instrument, and as the act and deed of the entity(ies) upon behalf of which he/she acted, executed the above and foregoing instrument, after first having been duly authorized so to do.

Notary Public
My Commission Expires:

IN WITNESS WHEREOF, the parties have executed the foregoing instrument on the date of the acknowledgment of their respective signatures below, to be effective as of the date first above written.

ASSIGNEE:	WILMINGTON TRUST, NATIONAL ASSOCIATION
as Collateral Agent

By:
Name:
Title:

STATE OF MINNESOTA        )
) ss.
COUNTY OF HENNEPIN    )

Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of ______________________, 2018, within my jurisdiction, the within named ______________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed in the above and foregoing instrument and acknowledged that he/she executed the same in his/her representative capacity, and that by his/her signature on the instrument, and as the act and deed of the entity(ies) upon behalf of which he/she acted, executed the above and foregoing instrument, after first having been duly authorized so to do.

Notary Public
My Commission Expires:        ______________________

EXHIBIT "A"

LEGAL DESCRIPTION

PARCEL A Leasehold Interest

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), also being located in that portion of the NW 1/4 of the NW 1/4 lying north of Bayou Caddy, Section 29, Township 9 South, Range 14 West, Hancock County, Mississippi; and being more particularly described as follows:

Commence at an iron rod located at the intersection of the northwest right-of-way of Shipyard Road with the east line of Block 98, Gulfview Subdivision, said iron rod also being located at the following coordinates, N. 269352.04, E. 797139.03 (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 00° 11' 22" E 36.71 feet to the intersection of the east line of Block 98, Gulfview Subdivision, with the southeast right-of-way of Shipyard Road, said intersection being the Point of Beginning; thence N 54° 53' 02" E 36.68 feet along the southeast right-of-way of Shipyard Road; thence N 53° 55' 51" E 26.24 feet along the southeast right-of-way of Shipyard Road; thence N 47° 08' 34" E 66.03 feet along the new southeast right-of-way of Shipyard Road; thence N 45° 27' 37" E 165.84 feet along the new southeast right-of-way of Shipyard Road to the beginning of a curve to the left; thence northeasterly and northerly 92.72 feet along a curve of the new southeast and new east right-of-way of Shipyard Road, said curve having a central angle of 54° 12' 26" with a radius of 98.00 feet, also having a chord bearing and distance of N 18° 21' 24" E 89.30 feet to the end of said curve; thence N 08° 44' 49" W 343.72 feet along the new east right-of-way of Shipyard Road to the beginning of a curve to the right; thence northerly 50.85 feet along said curve of the new east right-of-way of Shipyard Road, said curve having a central angle of 18° 47' 54" with a radius of 155.00 feet, also having a chord bearing and distance of N 00° 39' 08" E 50.63 feet to the end of said curve; thence N 10° 03' 05" E 41.99 feet along the new east right-of-way of Shipyard Road to a point located on the now or former west right-of-way of Beach Boulevard; thence S 08° 44' 09" E 516.96 feet along said now or former west right-of-way of Beach Boulevard to a point located on the former south right-of-way of Shipyard Road; thence continue S 08° 44' 09" E 449.69 feet along said now or former west right-of-way of Beach Boulevard to a point located on the southerly edge of an existing bulkhead on the north side of Bayou Caddy; thence meander southwesterly 262.6 feet, more or less, along said south edge of and existing bulkhead to a point located at the following coordinates, N. 268971.14, E. 797247.61, said point also being located at the most easterly corner of a parcel of land with an existing water tower; thence along the boundary of the water tower parcel the following five courses, N 18° 21' 46" W 49.85 feet, N 75° 27' 27" W 20.25 feet, S 71° 38' 14" W 27.58 feet, thence S 00° 04' 51" E 17.29 feet, S 18° 21' 46" E 44.43 feet to a point located on said south edge of and existing bulkhead; thence meander southwesterly 348.1 feet, more or less, along said south edge of an existing bulkhead and along the south edge of an existing concrete dock to a point located at the corner of said dock, said point having the following coordinates, N. 268920.55, E. 796859.08; thence N 88° 38' 51" W 43.26 feet to a point in a canal; thence N 02° 59' 02" W 160.73 feet along the east line of property now or formerly to John Ladner & Terryl Ladner (W.D. Book X5, Page 14), to a point located on the southeast right-of-way of Shipyard Road; thence N 54° 53' 02" E 405.48 feet along said southeast right-of-way of Shipyard Road to the said Point of Beginning.

PARCEL B Leasehold Interest

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

For the Point of Beginning, Commence at an iron rod located at the intersection of the northwest right-of-way of Shipyard Road, with the east line of Block 98, Gulfview Subdivision, said iron rod also being located at the following coordinates, N. 269352.04, E. 797139.03 (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 54° 50' 16" W 407.80 feet along said northwest right-of-way of Shipyard Road to the intersection with the east line of property now or formerly to Terryl M. Ladner (W.D. Book BB23, Pages 240-241); thence N 02° 59' 02" W 111.76 feet, more or less, to a point on the southern bank of a canal, said point being the northeast corner of property now or formerly to Terryl M. Ladner; thence meander southwesterly 170 feet, more or less, along said southern bank of a canal to the northwest corner of property now or formerly to Terryl M. Ladner; thence S 02° 59' 02" E 57.53 feet, more or less, along the west line of said property now or formerly to Terryl M. Ladner, to a point having the following coordinates N 269077.62, E. 796663.60; thence S 89° 48' 38" W 245.10 feet to a point in a canal; thence N 00° 52' 43" E 237.79 feet to a point in a canal; thence N 00° 05' 36" E 243.76 feet to a point in a canal, said point also being located on the now or former south right-of-way of Featherston Avenue (not open/now vacated); thence S 89° 48' 38" W 604.20 feet along said now or former south right-of-way of Featherston Avenue to a point located on the now or former east right-of-way of Ann Street, said point also being the northwest corner of Lot 8, Block 76, Gulfview Subdivision, said point also being located at the following coordinates, N. 269556.34,

E. 795818.34; thence N 00° 11' 22" W 510.00 feet along the now or former east right-of-way of Ann Street to a point located on the now or former centerline of Waite Avenue (not open/now vacated); thence N 89° 48' 38" E 885.00 feet along said now or former centerline to the intersection of the now or former centerline of Michigan Street (not open/now vacated); thence N 00° 11' 22" W 480.00 feet along said former centerline of Michigan Street to the intersection of the now or former centerline of Lowry Avenue (not open/now vacated); thence N 89° 48' 38" E 561.21 feet along the now or former centerline of Lowry Avenue to a point located on the west right-of-way of Beach Boulevard, said point also being located 60 feet (measured at a right angle) westerly from the west side of the top of a concrete seawall being located east of and contiguous with said Beach Boulevard, said point having the following coordinates, N. 270551.12, E. 797261.27; thence S 07° 19' 28" E 30.23 feet along said west right-of-way of Beach Boulevard to a point located on the north line of Lot 1, Block 100, Gulfview Subdivision; thence S 08° 44' 36" E 323.60 feet along the west right-of-way of Beach Boulevard to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision; thence N 89° 48' 38" E 25.03 feet along the north line of said Lot 7 to a point, said point also being located at the south end of a right-of-way for Beach Boulevard, said point also being located on the new west right-of-way of Shipyard Road; thence southerly 19.34 feet along a curve of the new west right-of-way of Shipyard Road, said curve being concave to the west, having a central angle of 08° 12' 33" with a radius of 135.00 feet, also having a chord bearing and distance of S 05° 56' 49" W 19.33 feet to the end of said curve; thence S 10° 03' 05" W 191.64 feet along the new west right-of-way of Shipyard Road to the beginning of a curve to the left; thence southerly 60.70 feet along a curve of the new west right-of-way of Shipyard Road, said curve having a central angle of 18° 47' 54" with a radius of 185.00 feet, also having a chord bearing and distance of S 00° 39' 08" W 60.43 feet to the end of said curve; thence S 08° 44' 49" E 343.72 feet along the new west right-of-way of Shipyard Road to the beginning of a curve to the right; thence southerly and southwesterly 64.33 feet along a curve of the new west and new northwest right-of-way of Shipyard Road, said curve having a central angle of 54° 12' 26" with a radius of 68.00 feet, also having a chord bearing and distance of S 18° 21' 24" W 61.96 feet to the end of said curve; thence S 45° 27' 37" W 165.40 feet along the new northwest right-of-way of Shipyard Road; thence S 47° 09' 52" W 66.93 feet along the northwest right-of-way of Shipyard Road; thence S 55° 01' 25" W 36.53 feet along the northwest right-of-way of Shipyard Road to the said Point of Beginning.

PARCEL C Leasehold Interest

All that portion of Beach Boulevard (now abandoned) lying south of the north line of Lot 7, Block 100, Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

Commence at the intersection of the north line of Lot 1, Block 100, Gulfview Subdivision with the west right-of-way of Beach Boulevard, said point being located at the following coordinates, N. 270521.13 feet, E. 797265.13 feet (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 08° 44' 36" E 323.60 feet along the west right-of-way of Beach Boulevard to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision; thence N 89° 48' 38" E 55.05 feet along the north line of said Lot 7 to the Point of Beginning, said point also being located at the south end of right-of-way for Beach Boulevard, said point also being located on the new right-of-way of Shipyard Road; thence continue N 89° 48' 38" E 5.63 feet to the west side of the top of a concrete seawall, said seawall being located east of and contiguous with now or former Beach Boulevard; thence meander along the west side of the top of a concrete seawall the following ten courses, S 08° 39' 32" E 10.55 feet, S 08° 40' 35" E 100.06 feet, S 08° 42' 08" E 80.83 feet, S 08° 36' 24" E 18.82 feet, S 08° 45' 41" E 100.59 feet, S 08° 46' 04" E 99.96 feet, S 08° 44' 59" E 99.52 feet, S 08° 44' 47" E 99.70 feet, S 08° 40' 43" E 100.10 feet, S 08° 43' 50" E 88.77 feet; thence N 81 ° 11' 47" E 2.95 feet to the northwest corner of a Public Trust Tidelands Lease parcel; thence S 08° 48' 13" E 299.95 feet along the west line of a Public Trust Tidelands Lease parcel to a point located on the southerly edge of an existing bulkhead on the north side of Bayou Caddy, thence meander westerly and southerly along the edge of said bulkhead the following four courses, S 81° 26' 42" W 36.52 feet, S 06° 34' 36" E 32.37 feet, S 83° 24' 18" W 17.73 feet, S 73° 55' 30" W 7.67 feet to a point located on the now or formerly west right-of-way of Beach Boulevard; thence N 08° 44' 09" W 449.69 feet along said now or formerly west right-of-way of Beach Boulevard to a point located on the former south right-of-way of Shipyard Road; thence continue N 08° 44' 09" W 516.96 feet along said now or former west right-of-way of Beach Boulevard to a point located on the new west right-of-way of Shipyard Road; thence N 10° 03' 05" E 149.65 feet along the new east right-of-way of Shipyard Road to the beginning of a curve to the left; thence northerly 24.70 feet along said curve of the new east right-of-way of Shipyard Road, said curve having a central angle of 08° 34' 43" with a radius of 165.00 feet, also having a chord bearing and distance of N 05° 45' 43" E 24.68 feet to the said Point of Beginning.

PARCEL F Non-Exclusive Easement Interest

A parcel of land (easement) located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), also being located in that part of the NE 1/4 of the NE 1/4 lying north of Bayou Caddy in Section 30, Township 9 South, Range 14 West, Hancock County, Mississippi; and being more particularly described as follows:

For the Point of Beginning, Commence at an iron rod located at the southwest corner of Lot 9, Block 77, Gulfview Subdivision, said iron rod also being located at the following coordinates, N. 269050.32, E. 796270.02 (M.S.P.C.S.-East Zone/NAD 83 in feet);

thence N 76° 46' 38" W 133.64 feet; thence N 89° 48' 38" E 130.00 feet to the west line of said Lot 9, Block 77; thence S 80° 41' 59" E 50.69 feet; thence N 87° 51' 33" E 98.62 feet to a point in a canal; thence N 89° 48' 38" E 245.10 feet to a point located on the west line of property now or formerly to Terryl M. Ladner, said point having the following coordinates, N. 269077.62, E. 796663.60; thence S 02° 59' 02" E 37.58 feet along said west line of property now or formerly to Terryl M. Ladner (W.D. Book BB23, Pages 240-241), to a point located on the northwest right-of-way of Shipyard Road; thence S 66° 39' 08" W 27.82 feet along said northwest right-of-way of Shipyard Road to a point located on the east line of property now or formerly to Strong (W.D. Book AA5, Pages 33-35); thence N 02° 50' 06" W 10.18 feet along said east line of property now or formerly to Strong, to the southeast corner of a parcel of land conveyed by Strong to Cure, et al (W.D Book BB94, Pages 576-578); thence S 88° 53' 02" W 90.00 feet along the south line of said parcel of land conveyed by Strong to Cure, et al; thence N 74° 12' 03" W 22.44 feet; thence N 87° 11' 53" W 69.68 feet; thence S 87° 51' 33" W 150.40 feet; thence N 76° 46' 38" W 39.06 feet to the said Point of Beginning.

PARCEL G Leasehold Interest

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

Commence at an iron rod located at the southwest corner of Lot 9, Block 77, Gulfview Subdivision, said iron rod also being located at the following coordinates, N. 269050.32, E. 796270.02 (M.S.P.C.S.-East Zone/NAD 83 in feet); thence N 00° 11' 22" W 31.00 feet along the west line of Block 77 to the Point of Beginning; thence S 89° 48' 38" W 130.00 feet; thence N 81° 05' 57" W 50.64 feet; thence N 77° 18' 52" W 71.81 feet; thence N 85° 02' 49" W 100.40 feet; thence S 89° 48' 38" W 100.00 feet to the west line of Block 76, Gulfview Subdivision; thence N 00° 11' 22" W 443.51 feet along said west line of Block 76, to the northwest corner of Lot 8, Block 76, Gulfview Subdivision; thence N 89° 48' 38" E 450.00 feet along the north line of said Block 76 and the easterly projection thereof to the northwest corner of Lot 8, Block 77, Gulfview Subdivision; thence S 00° 11' 22" E 476.51 feet along the west line of said Block 77 to the said Point of Beginning.

PARCEL H Non-exclusive Easement Interest / a.k.a Water Tower Site

A parcel of land located in that portion of the NW 1/4 of the NW 1/4 lying north of Bayou Caddy in Section 29, Township 9 South, Range 14 West, Hancock County, Mississippi; and being more particularly described as follows:

Commence at an iron rod located at the intersection of the northwest right-of-way of Shipyard Road with the east line of Block 98 Gulfview Subdivision, said iron rod also being located at the following coordinates, N. 269352.04, E. 797139.03 (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 00° 11' 22" E 36.71 feet to the intersection of the east line of Block 98, Gulfview Subdivision with the southeast right-of-way of Shipyard Road; thence N 54° 53' 02" E 36.68 feet along the southeast right-of-way of Shipyard Road; thence N 53° 55' 51" E 20.43 feet along the southeast right-of-way of Shipyard Road; thence S 00° 04' 51" E 333.61 feet to the Point of Beginning; thence N 71° 38' 14" E 27.58 feet; thence S 75° 27' 27" E 20.25 feet; thence S 18° 21' 46" E 49.85 feet to a point located on the south edge of an existing bulkhead, said point being located at the following coordinates, N. 268971.14, E. 797247.61; thence S 71° 38' 14" W 50.00 feet along said south edge of an existing bulkhead; thence N 18° 21' 46" W 44.43 feet; thence N 00° 04' 51" W 17.29 feet to the said Point of Beginning.

PARCEL I (Intentionally Omitted.)

PARCEL J Leasehold Interest

Commencing at a concrete post which is the Southwest corner of Section 36, Tp.8S, R15W; thence East 828.5 feet along the Section line to an iron pipe, thence North 1037.5 feet, more or less, to an iron pipe on the South line of R.O.W. of U.S. Highway 90 as the point of beginning; thence North 88 degrees 7 minutes West 128 feet, more or less, along the South line of the above mentioned ROW to a point which is 43 feet East of the East Driveway; thence South 180 feet to a point; thence S 88 degrees 7 minutes E 128 feet, more or less, to a point which is due South of the point of beginning, thence N. 180 feet to the point of beginning; being a part of the S W 1/4 of the SW 1/4, Section 36, Township 8 S., Range 15W., Hancock County, Mississippi.

PARCEL "K" (Leasehold Interest)

ADDED TO DESCRIPTION OF THE PROPERTY

Abandoned Roadway Parcel (Leasehold Interest)

FORMER R.O.W. FOR SHIPYARD ROAD (2006)

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

Commence at the intersection of the north line of Lot 1, Block 100, Gulfview Subdivision with the west right-of-way of Beach Boulevard, said point being located at the following coordinates, N. 270521.13 feet, E. 797265.13 feet (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 08° 44' 36" E 323.60 feet along the west right-of-way of Beach Boulevard to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision; thence N 89° 48' 38" E 25.03 feet along the north line of said Lot 7 to the Point Of Beginning, said point also being located at the south end of right-of-way for Beach Boulevard, said point also being located on the now or former west right-of-way of Shipyard Road; thence continue N 89° 48' 38" E 30.02 feet along the north line of said Lot 7, also being along the south end of right-of-way for Beach Boulevard; thence southerly 24.70 feet along a curve concave to the west, having a central angle of 08° 34' 43" with a radius of 165.00 feet, also having a chord bearing and distance of S 05° 45' 43" W 24.68 feet to the end of said curve; thence S 10° 03' 05" W 191.64 feet to the beginning of a curve to the left; thence southerly 50.85 feet along said curve having a central angle of 18° 47' 54" with a radius of 155.00 feet, also having a chord bearing and distance of S 00° 39' 08" W 50.63 feet to the end of said curve; thence S 08° 44' 49" E 343.72 feet to the beginning of a curve to the right; thence southerly and southwesterly 92.72 feet along said curve having a central angle of 54° 12' 26" with a radius of 98.00 feet, also having a chord bearing and distance of S 18° 21' 24" W 89.30 feet to the end of said curve; thence S 45° 27' 37" W 165.84 feet; thence S 47° 08' 34" W 66.03 feet; thence S 53° 55' 51" W 26.24 feet; thence S 54° 53' 02" W 36.68 feet; thence S 54° 53' 02" W 405.48 feet to a point located at the northeast corner of property now or formerly to John Ladner & Terryl Ladner (W.D. Book X5, Page 14); thence N 02° 59' 02" W 35.15 feet to a point located at the southeast corner of property now or formerly to Terryl M. Ladner (W.D. Book BB23, Pages 240-241); thence N 54° 50' 16" E 407.80 feet; thence N 55° 01' 25" E 36.53 feet; thence N 47° 09' 52" E 66.93 feet; thence N 45° 27' 37" E 165.40 feet to the beginning of a curve to the left; thence northeasterly and northerly 64.33 feet along said curve having a central angle of 54° 12' 26" with a radius of 68.00 feet, also having a chord bearing and distance of N 18° 21' 24" E 61.96 feet to the end of said curve; thence N 08° 44' 49" W 343.72 feet to the beginning of a curve to the right; thence northerly 60.70 feet along said curve having a central angle of 18° 47' 54" with a radius of 185.00 feet, also having a chord bearing and distance of N 00° 39' 08" E 60.43 feet to the end of said curve; thence N 10° 03' 05" E 191.64 feet to the beginning of a curve to the left; thence northerly 19.34 feet along said curve having a central angle of 08° 12' 33" with a radius of 135.00 feet, also having a chord bearing and distance of N 05° 56' 49" E 19.33 feet to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision, said point also being located at the south end of right-of-way for Beach Boulevard, also said point being the said Point Of Beginning.

PARCEL L

LESS AND EXCEPTED FROM PARCELS A, B, C AND K:
RELOCATED ROADWAY PARCEL

NEW R.O.W. FOR SHIPYARD ROAD (2006)

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

Commence at the intersection of the north line of Lot 1, Block 100, Gulfview Subdivision with the west right-of-way of Beach Boulevard, said point being located at the following coordinates, N. 270521.13 feet, E. 797265.13 feet (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 08° 44' 36" E 323.60 feet along the west right-of-way of Beach Boulevard to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision; thence N 89° 48' 38" E 40.60 feet along the north line of said Lot 7, also being along the south end of right-of-way for Beach Boulevard; thence S 11° 36' 42" W 25.62 feet; thence S 10° 02' 59" W 190.35 feet to the beginning of a curve to left; thence southerly 54.43 feet along said curve having a central angle of 19° 00' 52" with a radius of 164.00 feet, also having a chord bearing and distance of S 00° 32' 33" W 54.18 feet to the end of said curve; thence S 08° 57' 53" E 96.61 feet; thence S 08° 44' 21" E 141.83 feet to the beginning of a curve to the right; thence southerly and southwesterly 65.31 feet along said curve having a central angle of 49° 53' 41" with a radius of 75.00 feet, also having a chord bearing and distance of S 16° 12' 30" W 63.27 feet to the end of said curve; thence S 41° 09' 20" W 137.98 feet to the beginning of a curve to the right; thence southwesterly and westerly 34.94 feet along said curve having a central angle of 40° 02' 27" with a radius of 50.00 feet, also having a chord bearing and distance of S 61° 10' 34" W 34.24 feet to the end of said curve; thence S 81° 11' 47" W 53.04 feet to the beginning of a curve to the left; thence westerly and southwesterly 49.90 feet along said curve having a central angle of 57° 10' 47" with a radius of 50.00 feet, also having a chord bearing and distance of S 52° 36' 23" W 47.85 feet to the end of said curve; thence S 24° 01' 00" W 90.89 feet to the beginning of a curve to the right; thence southerly and southwesterly 39.03 feet along said curve having a central angle of 30° 00' 50" with a radius of 74.50 feet, also having a chord bearing and distance of S 39° 01' 25" W 38.58 feet to the end of said curve; thence S 54° 01' 50" W 168.09 feet to the beginning of a curve to the left; thence southwesterly and southerly 27.52 feet along said curve having a central angle of 39° 55' 07" with a radius of 39.50 feet, also having a chord bearing and distance of S 34° 04' 16" W 26.97 feet to the end of said curve; thence S 14° 06' 43" W 78.39 feet to the beginning of a curve to the right; thence southerly and southwesterly 54.02 feet along said curve having a central angle of 40° 43' 33" with a radius of 76.00 feet, also having a chord bearing and distance of S 34° 28' 30" W 52.89 feet to the end of said curve; thence S 54° 50' 16" W 91.05 feet to a point located on the east line of property now or formerly to John Ladner & Terryl Ladner (W.D. Book X5, Page 14); thence N 02° 59' 02" W 42.53 feet to a point located on the east line of property now or formerly to Terryl M. Ladner (W.D. Book BB23J Pages 240-241); thence N 54° 50' 16" E 68.40 feet to the beginning of a curve to the left; thence northeasterly and northerly 28.43 feet along said curve having a central angle of 40° 43' 33" with a radius of 40.00 feet, also having a chord bearing and distance of N 34° 28' 30" E 27.84 feet to the end of said curve; thence N 14° 06' 43" E 78.39 feet to the beginning of a curve to the right; thence northerly and northeasterly 52.60 feet along said curve having a central angle of 39° 55' 07" with a radius of 75.50 feet, also having a chord bearing and distance of N 34° 04' 16" E 51.54 feet to the end of said curve; thence N 54° 01' 50" E 168.09 feet to the beginning of a curve to the left; thence northeasterly and northerly 20.17 feet along said curve having a central angle of 30° 00' 50" with a radius of 38.50 feet, also having a chord bearing and distance of N 39° 01' 25" E 19.94 feet to the end of said curve; thence N 24° 01' 00" E 121.25 feet to the beginning of a curve to the right; thence northeasterly and easterly 56.39 feet along said curve having a central angle of 57° 10' 47" with a radius of 56.50 feet, also having a chord bearing and distance of N 52° 36' 23" E 54.07 feet to the end of said curve; thence N 81° 11' 47" E 60.17 feet to the beginning of a curve to the left; thence easterly and northeasterly 39.48 feet along said curve having a central angle of 40° 02' 27" with a radius of 56.50 feet, also having a chord bearing and distance of N 61° 10' 34" E 38.69 feet to the end of said curve; thence N 41° 09' 20" E 103.84 feet to the beginning of a curve to the left; thence northeasterly and northerly 33.96 feet along said curve having a central angle of 49° 53' 41" with a radius of 39.00 feet, also having a chord bearing and distance of N 16° 12' 30" E 32.90 feet to the end of said curve; thence N 08° 44' 21" W 141.76 feet; thence N 08° 57' 53" W 96.54 feet to the beginning of a curve to the right; thence northerly 66.37 feet along said curve having a central angle of 19° 00' 52" with a radius of 200.00 feet, also having a chord bearing and distance of N 00° 32' 33" E 66.07 feet to the end of said curve; thence N 10° 02' 59" E 190.36 feet; thence North 18.68 feet to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision, said point also being located at the south end of right-of-way for Beach Boulevard, also said point being the said Point of Beginning.

EXHIBIT "B"

INDEXING INSTRUCTIONS

Prepared by and when recorded mail to:

Shearman & Sterling LLP
599 Lexington Ave
New York, New York 10022
Attn: Lisa M. Brill, Esq.

FIRST LIEN ASSIGNMENT OF ENTITLEMENTS,
CONTRACTS, RENTS AND REVENUES
(RISING STAR CASINO)
THIS FIRST LIEN ASSIGNMENT OF ENTITLEMENTS, CONTRACTS, RENTS AND REVENUES is dated as of February __, 2018 (as supplemented, modified, amended, extended and restated from time to time, the "Assignment"), by and between GAMING ENTERTAINMENT (INDIANA) LLC, a Nevada limited liability company ("Assignor"), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent for the benefit of the Noteholders (as defined below) (the "Assignee").
RECITALS:

A.    Assignor is the owner of the real property or is lessee of the leased property which is situated in the County of Ohio, State of Indiana and which is more particularly described on Exhibit A attached hereto (the "Land").

B.    All references herein to the "Real Property" shall be to: (i) the Land; (ii) all real property which is adjacent to, or used in connection with, the Land and in which Assignor now owns, or hereafter acquires, an interest (the "Adjacent Property"); and (iii) all improvements, tenements, hereditaments and appurtenances to the Land or the Adjacent Property.

C.    As of the date hereof, Assignor and others have executed that certain Guaranty Agreement for the benefit of Assignee (the "Guaranty"), which Guaranty guarantees the obligations of Full House Resorts, Inc. (the "Borrower"), an affiliate of Assignor, arising out of the Indenture and Notes Purchase Agreement (each as defined below).

D.    As of the date hereof, Borrower has executed that certain Notes Purchase Agreement among Borrower, Assignor, Guarantors (as defined therein) and the Purchasers party thereto from time to time (the "Purchasers") (as supplemented, modified, amended, extended or restated from time to time, the "Notes Purchase Agreement") pursuant to which, among other things, the Borrower agrees to issue to the Purchasers Senior Secured Notes due in 2024 in the maximum aggregate principal amount of One Hundred Million Dollars ($100,000,000.00) (the "Notes") and that certain Indenture dated as of the date hereof, executed by Borrower, the Guarantors and Wilmington Trust National Association, as trustee (the "Trustee"), and Assignee (as supplemented, modified, amended, extended or restated from time to time) pursuant to which Borrower has authorized the issuance of the Notes (the "Indenture") to the registered holders thereof (the "Noteholders" or "Holders").

E.    All capitalized words and terms which are used herein (and which are not otherwise defined herein) shall have the respective meanings and be construed herein as provided in the Guaranty and any reference to a provision of the Indenture or the Guaranty shall be deemed to incorporate that provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.

F.    It is a condition of the Indenture that all of Assignor's present and future right, title and interest in and to:
(i)all assignable leases and purchase contracts which are now existing or are hereafter entered into, for furniture, fixtures, equipment, signs and other items of personal property which are used in connection with, or which relate to: (aa) the Real Property; (bb) activities to be conducted by, or on behalf of, Assignor on the Real Property including, without limitation, any gaming and/or hotel activities which may hereafter be conducted at the Real Property (collectively, the "Gaming Facilities"); or (cc) any other business activity now, or hereafter, conducted by, or on behalf of, Assignor on, or in connection with, the Real Property (collectively, the "Additional Business(es)"); all together with any and all modifications, extensions, or renewals thereof (collectively, the "Equipment Agreements");

(ii)all assignable space leases, subleases, licenses, concessions, franchises and other use or occupancy agreements which now exist or are hereafter entered into and which relate to any portion of the Real

Property, and all guarantees, extensions, renewals, amendments and modifications thereof (collectively, the "Space Leases");

(iii)all assignable present and future rents, issues, profits, products, earnings, accounts, rights, benefits, income, proceeds, payments, revenue, receipts and deposits of any kind or nature (collectively, the "Proceeds") which relate to, or are derived from, the Real Property, the Gaming Facilities, or any Additional Business, including, without limitation, present and future Proceeds, of any nature whatsoever, derived from, or received with respect to, gaming operations, bars, restaurants, banquet facilities, convention facilities, retail premises and other facilities related to, or used in connection with, the Real Property, the Gaming Facilities, and or any Additional Business, and also including without limitation, Proceeds from any of the Space Leases (collectively, the "Rents and Revenues"); and

(iv)all present and future assignable permits, licenses, warranties, contracts and other entitlements, if any, which are issued, granted, agreed to, or entered into in connection with, or relating to, the Real Property, the Gaming Facilities or any Additional Business, together with any and all modifications, extensions or renewals thereof (collectively, the "Entitlements");

be presently assigned to Assignee in consideration of the Notes sold pursuant to the Indenture and Notes Purchase Agreement upon the terms and conditions set forth below. The foregoing assignment shall not include the Excluded Collateral (as defined in the Security Agreement).

NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, but subject to Gaming Laws and Liquor Laws, Assignor does hereby presently, absolutely and unconditionally assign to the Assignee all of its right, title and interest in and to the Equipment Agreements, the Space Leases, the Rents and Revenues and the Entitlements as follows:

1.    Assignor does hereby grant, assign and convey unto Assignee all the right, title, interest and privilege which Assignor has or may hereafter acquire, in or to: (i) all Equipment Agreements, Space Leases and Entitlements; and (ii) the Rents and Revenues. Without limiting the generality of the foregoing, and subject to the provisions of Sections 4 and 5 below, Assignee shall have the present and continuing right with full power and authority, in its own name, or in the name of Assignor, or otherwise: (aa) to do any and all things which Assignor may be or may become entitled to do under the Equipment Agreements, Space Leases, and/or Entitlements and the right to make all waivers and agreements, give all notices, consents and releases and other instruments and to do any and all other things whatsoever which Assignor may be or may become entitled to do under said Equipment Agreements, Space Leases and/or Entitlements; and (bb) to make claim for, enforce, collect, receive and make receipt (in its own name, in the name of Assignor, or otherwise) for any and all of the Rents and Revenues and to do any and all things which Assignor is or may become entitled to do for the collection of the Rents and Revenues.

2.    The acceptance of this Assignment and the payment or performance under the Equipment Agreements, the Space Leases, the Rents and Revenues and/or Entitlements hereby assigned shall not constitute a waiver of any rights of the Noteholders, Assignee and Trustee under the terms of the Indenture or any other Bond Document for the benefit of any of the Noteholders.

3.    Assignor shall keep and perform the following with respect to the Equipment Agreements, the Space Lease and the Entitlements:

(a)    Except as may be permitted in the Indenture, Assignor will not further assign any interest in the Equipment Agreements, in the Space Leases, or in the Entitlements, or create or permit any lien, charge, or encumbrance upon its interests in the Equipment Agreements, in the Space Leases or in the Entitlements;

(b)    Except as may be permitted in the Indenture and subject to Gaming Laws and Liquor Laws, Assignor will not, without the prior written consent, which consent shall not be unreasonably withheld, of Assignee:

(i)cause, or consent to, any cancellation, termination or surrender of any Equipment Agreement, Space Lease or Entitlement if such cancellation, termination or surrender would be reasonably likely to materially and adversely affect either the Gaming Facilities or any Additional Business (except for any cancellation or termination of an Equipment Agreement, Space Lease or Entitlement which is caused by a default thereunder on the part of a party other than Assignor or one of its Affiliates);

(ii)permit any event to occur which would entitle any party to an Equipment Agreement, Space Lease or Entitlement to terminate or cancel said Equipment Agreement, Space Lease or Entitlement if such cancellation or termination would be reasonably likely to materially and adversely affect either the Gaming Facilities or any Additional Business (except any cancellation or termination of an Equipment Agreement, Space Lease or Entitlement which is caused by a default thereunder on the part of a party other than Assignor or one of its Affiliates);

(iii)amend or modify any of the Equipment Agreements or the Space Leases or any of the Entitlements if such amendment or modification would be reasonably likely to materially and adversely affect either the Gaming Facilities or any Additional Business;

(iv)waive any default under or breach of any Equipment Agreements, any Space Leases or any Entitlements except for any waiver that would not be reasonably likely to result in any material adverse effect on either the Gaming Facilities or any Additional Business; or

(v)give any consent, waiver or approval which would impair Assignor's interest in any of the Equipment Agreements, any of the Space Leases or any of the Entitlements if such consent, waiver or approval would be reasonably likely to materially and adversely affect either the Gaming Facilities or any Additional Business.
(c)    Assignor will promptly notify Assignee of the occurrence of any default under any of the Equipment Agreements, Space Leases and/or Entitlements, which, if left uncured, would be reasonably likely to materially and adversely affect either the Gaming Facilities or any Additional Business.

4.    Notwithstanding anything to the contrary contained in this Assignment, it is understood and agreed that so long as there shall exist no Event of Default under the Indenture there is reserved to Assignor a revocable license to retain, use and enjoy the Equipment Agreements, the Space Leases, the Entitlements and the properties and entitlements which are the subject thereof. Upon the occurrence and during the continuance of an Event of' Default, and subject to Gaming Laws and Liquor Laws, such license granted to Assignor may be immediately revoked by Assignee (except that, upon occurrence of an Event of Default under subsections 6.01(f) or (g) of the Indenture, such license granted to Assignor shall be automatically revoked) without further demand or notice and Assignee is hereby empowered, but shall not be obligated, to enter and take possession of the Real Property and to use, manage and operate the same and to do all acts required or permitted by the Equipment Agreements, the Space Leases and or the Entitlements, and perform such other acts in connection with the use, management and operation of the property and entitlements which are the subject of the Equipment Agreements, the Space Leases and the Entitlements as Assignee, in its sole discretion, may deem proper (including, without limitation, such acts as are otherwise authorized under this Assignment). Assignee agrees that, until such license granted to Assignor has been revoked, as set forth above, Assignee shall refrain from exercising its rights and remedies which are granted with respect to the Equipment Agreements, the Space Leases, and/or the properties they concern under Section 1 of this Assignment or under this Section 4. Should the Event of Default which resulted in any such revocation be cured prior to foreclosure, deed-in-lieu of foreclosure, or a similar conveyance under that certain First Lien Mortgage, Leasehold Mortgage, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents which is executed concurrently, or substantially concurrent, herewith, by Assignor as trustor in favor of Assignee as beneficiary (as it may be renewed, extended, amended, restated, replaced, substituted or otherwise modified from time to time, the "Mortgage"), then such license granted to Assignor shall be immediately reinstated without further demand or notice and Assignee shall, as soon as reasonably possible, redeliver to Assignor possession of the Equipment Agreements, of the Space Leases and of the Entitlements (and, at the expense of Assignor, shall execute such notices to third parties as Assignor may reasonably request) and the parties hereto shall each be restored to, and be reinstated in, their respective rights and positions hereunder as if the Event of Default had not occurred (without impairment of or limitation on Assignee's right to proceed hereunder upon subsequent Events of Default).

5.    It is also understood and agreed that so long as there shall exist no Event of Default under the Indenture there is reserved to Assignor a revocable license to collect the Rents and Revenues as they become due, but not prior to accrual. Upon the occurrence and during the continuance of an Event of Default, such license granted to Assignor may be immediately revoked (except that, upon occurrence of an Event of Default under subsections 6.01(f) or (g) of the Indenture, such license granted to Assignor shall be automatically revoked) without further demand or notice and Assignee is hereby empowered, subject to Gaming Laws and Liquor Laws, but shall not be obligated, to do any, or all of the following: (i) enter and take possession of the Real Property; (ii) manage and operate all, or any portion of, the Real Property, the Gaming Facilities and/or the Additional Businesses (or any of them); (iii) demand payment of the Rents and Revenues from the appropriate party; (iv) give notice that further payments of Rents and Revenues are to be made as directed by Assignee; and (v) settle compromise, bring suit in respect of Rents and Revenues or otherwise deal with the person owing such Rents and Revenues, either in the name of Assignor or in its own name; all on its own behalf or through a receiver. If any such Rents and Revenues are collected by Assignor in violation of this Assignment, such Rents and Revenues shall be held in trust for the benefit of Assignee.

6.    No action taken by Assignee, or by a receiver, in exercising any of the rights and remedies hereunder shall cause any of them to be characterized as a "Mortgagee in Possession". This Assignment is intended to be and is an absolute present assignment from Assignor to Assignee and not merely the passing of a security interest. Assignee agrees that, until such license granted to Assignor has been revoked, as set forth above, Assignee shall refrain from exercising its rights and remedies which are granted with respect to the Rents and Revenues and/or the collection thereof under Section I of this Assignment or under this Section 6. Should the Event of Default which resulted in any such revocation be cured prior to foreclosure, deed-in-lieu of foreclosure, or a similar conveyance under the Mortgage, then such license granted to Assignor shall be immediately reinstated without further demand or notice and Assignee shall as soon as reasonably possible, execute, at the expense of Assignor, such notices to third parties as Assignor may reasonably request and the parties hereto shall each be restored to, and be reinstated in, their respective rights and positions hereunder as if the Event of Default had not occurred (without impairment of or limitation on Assignee's right to proceed hereunder upon subsequent Events of Default).

7.    Assignee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Assignor under the Equipment Agreements, the Space Leases, the Entitlements, and/or relating to the Rents and Revenues. This Assignment shall not place responsibility for the management, control, care, operation or repair of the Real Property, the Gaming Facilities or any Additional Business, upon the Assignee; nor shall this Assignment cause any of the Indemnified Parties to be responsible or liable for any negligence in the management, control, care, operation or repair of the Real Property, the Gaming Facilities or any Additional Business, which results in loss, injury or death to any tenant, guest, licensee, employee or stranger (provided that this Section 7 shall not act to relieve Assignee from liability which results from Assignee's own gross negligence or willful misconduct).

8.    Assignor agrees to indemnify, protect, defend and hold harmless the Assignee, Trustee, Collateral Agent and any Noteholder and any of its directors, officers, employees, agents, attorneys or stockholders (collectively, the "Indemnified Parties") from and against any and all losses, damages, expenses or liabilities of any kind or nature from any suits, claims, demands or other proceedings, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with: (i) this Assignment; (ii) any of the Equipment Agreements, Space Leases, Entitlements, or Rents and Revenues; or (iii) the management, control, care, operation or repair of the Real Property, the Gaming Facilities and/or any Additional Business; all in accordance with Section 7.07 of the Indenture, which is incorporated by reference herein, as if fully set forth herein (provided that this Section 8 shall not act to relieve any Indemnified Party from liability which results from such Indemnified Party's own gross negligence or willful misconduct).

9.    Assignor agrees that this Assignment and the designation and directions herein set forth are irrevocable. Until the Indenture has been terminated, Assignor will not make any other assignment, designation or direction inconsistent herewith (except as otherwise permitted in the Indenture), and any such assignment, designation or direction which is inconsistent herewith shall be void. Assignor will, from time to time, execute all such instruments of further assurance and all such supplemental instruments as may be reasonably requested by Assignee.

10.    No action or inaction on the part of Assignee, or any of the Noteholders, shall constitute an assumption on the part of Assignee, or any of the Noteholders, of any obligations or duties under the Equipment Agreements, Space Leases and or the Entitlements, or relating to the Rents and Revenues. No action or inaction on the part of Assignor shall adversely affect or limit in any way the rights of Assignee under this Assignment or, through this Assignment, under the Equipment Agreements, the Space Leases and or the Entitlements, or relating to the Rents and Revenues.

11.    Assignor covenants and represents that it has the full right and title to assign the Equipment Agreements, the Space Leases, the Entitlements, the Rents and Revenues; that no other assignments of its interests in the Equipment Agreements, Space Leases and/or the Entitlements, or of its interests in the Rents and Revenues have been made; that no notice of termination has been served on it with respect to any Equipment Agreements, the Space Leases or the Entitlements, the termination of which would be reasonably likely to result in a Material Adverse Effect; and that there are presently no defaults existing under any of the Equipment Agreements, the Space Leases or the Entitlements, which defaults would be reasonably likely to result in a Material Adverse Effect if left uncured.

12.    The full payment of the monetary terms contained in the Indenture, Notes Purchase Agreement and the other Bond Documents and the due release and termination of the Security Documents encumbering the Real Property shall render this Assignment void. Upon such performance, release and termination, Assignee, at the written request and the expense of Assignor, will deliver either an instrument canceling this Assignment or assigning the rights of the Assignee hereunder, as Assignor shall direct.

13.    Assignor and Assignee intend that this Assignment shall be a present, absolute and unconditional assignment, subject to the license granted above, and not merely the passing of a security interest. During the term of this Assignment, neither the Equipment Agreements, the Space Leases, the Entitlements nor the Rents and Revenues shall constitute property of Assignor (or any estate of Assignor) within the meaning of 11 U.S.C. ß 541 (as it may be amended or recodified from time to time).

14.    This Assignment applies to, binds and inures to the benefit of, the parties hereto and their respective heirs, administrators, executors, successors and assigns. This Assignment must be modified or terminated in writing and may not be modified or terminated orally.

15.    All of the rights and remedies of Assignee hereunder are cumulative and not exclusive of any other right or remedy which may be provided for hereunder or under any other Bond Document. Nothing contained in this Assignment and no act done or omitted by Assignee, pursuant to its terms shall be deemed a waiver by Assignee, of any rights or remedies under the Bond Documents, and this Assignment is made and accepted without prejudice to any rights or remedies possessed by Assignee, or any of the Noteholders, under the terms of the Bond Documents. The right of the Assignee to collect the secured principal, interest, and other Indebtedness, and to enforce any security may be exercised by Assignee prior to, simultaneous with, or subsequent to any action taken under this Assignment.

16.    Upon the occurrence and during the continuance of an Event of Default, Assignor shall be deemed to have appointed and does hereby appoint Assignee the attorney-in-fact of Assignor to prepare, sign, file and or record such documents or instruments, or take such other actions, as may be reasonably necessary to perfect and preserve against third parties, the interest in the Equipment Agreements, the Space Leases, the Entitlements and Rents and Revenues which is granted to Assignee hereunder. This Assignment shall be governed, to the fullest extent permitted under applicable law, by the laws of the State of Mississippi, without regard to principles of conflict of law.

17.    This Assignment may be executed in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute one and the same document.

18.    The parties hereto confirm that Section 4.30 of the Indenture is applicable to this Assignment.

19.    In executing this Assignment and acting hereunder, the Assignee shall enjoy all the rights, protections, immunities and indemnities granted to it under the Indenture and other Collateral Documents.

20.    The invalidity or unenforceability of any provision of this Assignment will not affect the validity or enforceability of any other provision and all other provisions will remain in full force and effect.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed the foregoing instrument as of the date first above written.

ASSIGNOR:
GAMING ENTERTAINMENT (INDIANA) LLC,
a Nevada limited liability company

By:
Name:
Title:

STATE OF ________    )
) SS:
COUNTY OF ________        )

On this ______ day of ______, 2018, before me, a Notary Public in and for said County and State, personally appeared _____________, the individual named in the foregoing instrument as the ____________ of __________________________, the entity which executed the foregoing instrument, and acknowledged that he did sign the foregoing instrument on behalf of said company and that such signing is the free act and deed of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and official seal.
(SEAL)

My commission expires: _____________
Notary Public

IN WITNESS WHEREOF, the parties have executed the foregoing instrument as of the date first above written.

ASSIGNEE:	WILMINGTON TRUST, NATIONAL ASSOCIATION
as Collateral Agent

By:
Name:
Title:

STATE OF MINNESOTA        )
) ss.
COUNTY OF HENNEPIN    )

Before me, a Notary Public in and for the state and county above, personally appeared ___________, the _____________ of __________, which is the ____________ of Wilmington Trust, National Association, who acknowledged execution of the foregoing Mortgage.

WITNESS my hand and Notarial Seal this ____ day of ___________, 2018.

My commission expires: ________________
Resident of ________ County, Minnesota            ______________________
NOTARY PUBLIC

This instrument prepared by Lisa M. Brill, Esq., 599 Lexington Avenue, New York, New York 10022. I affirm, under penalties for perjury, that I have taken reasonable care to redact each Social Security Number in this document, unless required by law.

Lisa M. Brill, Esq.

EXHIBIT "A"

LEGAL DESCRIPTION

PARCEL I:

TRACT A:
BEING PART OF THE SOUTH ONE-HALF OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST; THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST, 1679 FEET (DEED) TO A P.K. NAIL IN THE CENTER OF S.R. 56 AND THE POINT OF BEGINNING; THENCE NORTH 00 DEGREES 28 MINUTES 51 SECONDS EAST ALONG THE CENTERLINE OF SAID S.R. 56, 525.02 FEET TO THE SOUTHWEST CORNER OF A 3.000 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 3.000 ACRE TRACT OF LAND THE FOLLOWING THREE COURSES; THENCE SOUTH 89 DEGREES 25 MINUTES 33 SECONDS EAST, 450.74 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 34 MINUTES 27 SECONDS EAST, 296.73 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 25 MINUTES 33 SECONDS WEST, 415.33 FEET TO THE CENTER OF SAID S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE NORTH 15 DEGREES 01 MINUTES 26 SECONDS EAST, 216.13 FEET; THENCE NORTH 11 DEGREES 46 MINUTES 07 SECONDS EAST, 92.47 FEET; THENCE NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST, 9.89 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF 40 FEET WIDE MCCONNEL LANE (RELOCATED); THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE, 180.43 FEET TO A RE-BAR; THENCE ALONG THE BOUNDARY OF A TRACT OF LAND OWNED BY THE CITY OF RISING SUN (D.R. 17. P. 171) FOLLOWING THREE COURSES; THENCE SOUTH 10 DEGREES 12 MINUTES 32 SECONDS WEST, 110.00 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 200.00 FEET TO A RE-BAR; THENCE NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST, 99.86 FEET TO A RE-BAR IN THE SOUTH RIGHT-OF-WAY LINE OF 50 FEET WIDE MCCONNEL LANE (RELOCATED); THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF- WAY LINE OF SAID 50 FOOT WIDE MCCONNEL LANE (RELOCATED), 1450.93 FEET TO A RE- BAR; THENCE NORTH 02 DEGREES 17 MINUTES 32 SECONDS EAST ALONG THE EAST RIGHT-OF-WAY LINE OF SAID MCCONNEL LANE, 278.70 FEET TO A RE-BAR MARKING THE SOUTHWEST CORNER OF A 4.938 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 4.938 ACRE TRACT OF LAND THE FOLLOWING TWO COURSES; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 416.15 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 33 MINUTES 12 SECONDS EAST 637.20 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF ORIGINAL 30 FEET WIDE MCCONNEL LANE, 100.00 FEET TO A RE-BAR MARKING THE NORTHWEST CORNER OF 6.762 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 6.762 ACRE TRACT OF LAND THE FOLLOWING FIVE COURSES: THENCE SOUTH 00 DEGREES 33 MINUTES 12 SECONDS WEST, 637.20 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 561.86 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 28 MINUTES 29 SECONDS WEST, 107.61 FEET TO A RE-BAR; THENCE NORTH 07 DEGREES 13 MINUTES 39 SECONDS EAST, 330.81 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 26 MINUTES 48 SECONDS WEST, 147.39 FEET TO THE SOUTHEAST CORNER OF A 1.044 ACRE TRACT OF LAND; THENCE NORTH 03 DEGREES 03 MINUTES 51 SECONDS WEST ALONG THE EAST LINE OF SAID LOT, 201.44 FEET TO A RE-BAR IN THE SOUTH RIGHT-OF-WAY LINE OF SAID ORIGINAL MCCONNEL LANE; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF SAID ORIGINAL LANE, 323.12 FEET TO A RE-BAR IN THE WEST BANK OF A DRAINAGE DITCH; THENCE ALONG THE WEST BANK OF SAID DRAINAGE DITCH THE FOLLOWING SIX COURSES; THENCE SOUTH 00 DEGREES 20 MINUTES 03 SECONDS EAST, 128.24 FEET TO A RE-BAR; THENCE SOUTH 02 DEGREES 25 MINUTES 41 SECONDS WEST, 132.64 FEET TO A RE-BAR; THENCE SOUTH 04 DEGREES 23 MINUTES 32 SECONDS WEST, 307.98 FEET TO A RE-BAR; THENCE SOUTH 05 DEGREES 05 MINUTES 58 SECONDS WEST, 547.73 FEET TO A RE-BAR; THENCE SOUTH 06 DEGREES 53 MINUTES 48 SECONDS WEST, 472.38 FEET TO A RE-BAR; THENCE SOUTH 06 DEGREES 42 MINUTES 25 SECONDS WEST, 448.27 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 35 MINUTES 45 SECONDS WEST ALONG THE SOUTH LINE OF SAID SECTION 35, 3057.55 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM, THE FOLLOWING DESCRIBED TRACT:
BEING PART OF THE SOUTH ONE-HALF OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SECTION 35, T4N, R1 W; THENCE S 89 DEGREES 35' 45" E, 1679 FEET (DEED) TO A P.K. NAIL IN THE CENTER OF S.R. 56; THENCE N 00 DEGREES 28' 51"E ALONG THE CENTERLINE OF SAID S.R. 56, 525.02 FEET TO THE SOUTHWEST CORNER OF A 3.000 ACRE TRACT OF LAND; THENCE CONTINUING ALONG THE CENTERLINE OF SAID ROAD AND ALONG THE BOUNDARY OF SAID 3.000 ACRE TRACT OF LAND THE FOLLOWING FIVE COURSES: THENCE N 00 DEGREES 30' 25" E, 25.03 FEET TO A P.K NAIL; THENCE N 01 DEGREES 50' 05" E, 80.47 FEET TO A P.K. NAIL; THENCE N 05 DEGREES 37' 21" E, 71.69 FEET TO A P.K. NAIL; THENCE N 11 DEGREES 58' 14" E, 87.16 FEET TO A P.K. NAIL; THENCE N 15 DEGREES 01' 25" E, 35.65 FEET TO THE NORTHWEST CORNER OF SAID 3.000 ACRE TRACT OF LAND; THENCE CONTINUING ALONG THE CENTERLINE OF SAID ROAD THE FOLLOWING FOUR COURSES: THENCE N 15 DEGREES 01' 16" E, 216.13 FEET; THENCE N 11 DEGREES 46 07" E, 92.12 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING N 11 DEGREES 46' 07" E, 0.26 FEET; THENCE N 10 DEGREES 12' 32" E, 9.89 FEET; THENCE S 89 DEGREES 26' 48" E ALONG THE SOUTH RIGHT-OF-WAY LINE OF AN EASEMENT FOR INGRESS AND EGRESS (D.R. 17, P. 171), ALSO THE SOUTH LINE OF 40' RELOCATED MCCONNELL LANE, 180.43 FEET TO A RE-BAR; THENCE S 10 DEGREES 12' 32" W 10.14 FEET; THENCE N 89 DEGREES 26' 48" W, 180.44 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM, A PART OF THE SOUTHWEST QUARTER OF SECTION 35 TOWNSHIP 4 NORTH RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN, RANDOLPH TOWNSHIP, OHIO COUNTY, INDIANA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHWEST QUARTER OF SAID SECTION 35 THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST ALONG THE SOUTH LINE OF SAID SOUTHWEST QUARTER 1679' (DEED) TO A POINT ON THE CENTERLINE OF STATE ROUTE 56; THENCE THE FOLLOWING EIGHT (8) COURSES ALONG THE CENTERLINE OF STATE ROUTE 56 (1) NORTH 00 DEGREES 28 MINUTES 51 SECONDS EAST 252.02 FEET (2) NORTH 00 DEGREES 30 MINUTES 25 SECONDS EAST 25.03 FEET (3) NORTH 01 DEGREES 50 MINUTES 05 SECONDS EAST 80.47 FEET (4) NORTH 06 DEGREES 37 MINUTES 21 SECONDS EAST 71.69 FEET (5) NORTH 11 DEGREES 58 MINUTES 14 SECONDS EAST 87.16 FEET (6) NORTH 15 DEGREES 01 MINUTES 26 SECONDS EAST 251.78 FEET (7) NORTH 11 DEGREES 46 MINUTES 07 SECONDS EAST 92.47 FEET (8) NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST 9.89 FEET TO A POINT ON THE SOUTH LINE OF AN EASEMENT FOR INGRESS & EGRESS RECORDED IN DEED RECORD 17, PG 171; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH LINE OF SAID DEED RECORD 180.43 FEET TO THE NORTHWEST CORNER OF A PARCEL OF GROUND RECORDED IN DEED RECORD 17 PAGE 171 THENCE THE FOLLOWING THREE (3) COURSES ALONG THE WEST, SOUTH, AND EAST BOUNDARY OF SAID PARCEL (1) SOUTH 10 DEGREES 12 MINUTES 32 SECONDS WEST 110.00 FEET (2) SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST 200.00 FEET TO THE POINT OF BEGINNING (3) NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST 99.86 TO A POINT ON THE SOUTH LINE OF SAID EASEMENT FOR INGRESS AND EGRESS; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST 200.00 FEET ALONG THE SAID SOUTH LINE; THENCE SOUTH 10 DEGREES 12 MINUTES 32 SECONDS WEST 99.86 FEET THENCE NORTH 89 DEGREES 26 MINUTES 48 SECONDS WEST 200.00 FEET TO THE POINT OF BEGINNING CONTAINING 0.45 ACRES MORE OR LESS.

ALSO EXCEPTING THEREFROM, A PART OF THE SOUTHWEST QUARTER OF SECTION 35 TOWNSHIP 4 NORTH RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN RANDOLPH TOWNSHIP, OHIO COUNTY, INDIANA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHWEST QUARTER OF SAID SECTION 35 THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST ALONG THE SOUTH LINE OF SAID SOUTHWEST QUARTER 1679' (DEED) TO A POINT ON THE CENTERLINE OF STATE ROUTE 56; THENCE THE FOLLOWING EIGHT (8) COURSES ALONG THE CENTERLINE OF STATE ROUTE 56 (1) NORTH 00 DEGREES 28 MINUTES 51 SECONDS EAST 252.02 FEET (2) NORTH 00 DEGREES 30 MINUTES 25 SECONDS EAST 25.03 FEET (3) NORTH 01 DEGREES 50 MINUTES 05 SECONDS EAST 80.47 FEET (4) NORTH 06 DEGREES 37 MINUTES 21 SECONDS EAST 71.69 FEET (5) NORTH 11 DEGREES 58 MINUTES 14 SECONDS EAST 87.16 FEET (6) NORTH 15 DEGREES 01 MINUTES 26 SECONDS EAST 251.78 FEET (7) NORTH 11 DEGREES 46 MINUTES 07 SECONDS EAST 92.47 FEET(8) NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST 9.89 FEET TO A POINT ON THE SOUTH LINE OF AN EASEMENT FOR INGRESS & EGRESS RECORDED IN DEED RECORD 17, PA; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH LINE OF SAID DEED RECORD 180.43 FEET TO THE NORTHWEST CORNER OF A PARCEL OF GROUND RECORDED IN DEED RECORD 17 PAGE 171; THENCE SOUTH 10 DEGREES 12 MINUTES 32 SECONDS WEST ALONG THE WEST LINE OF SAID PARCEL 10.14 FEET; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST 433.60 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST 100.42 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST 111.09 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 100.42; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST 112.06 FEET TO THE POINT OF BEGINNING CONTAINING 0.26 ACRES MORE OR LESS.

TRACT B:
BEING PART OF THE SOUTH ONE-HALF OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF SECTION 35, T4N, R1W, THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST, 1679 FEET (DEED) TO A P.K. NAIL IN THE CENTER OF S.R. 56; THENCE NORTH 00 DEGREES 28 MINUTES 51 SECONDS EAST ALONG THE CENTERLINE OF SAID S.R. 56, 525.02 FEET TO THE SOUTHWEST CORNER OF A 3.000 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 3.000 ACRE TRACT OF LAND THE
FOLLOWING THREE COURSES; THENCE SOUTH 89 DEGREES 25 MINUTES 33 SECONDS EAST, 450.74 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 34 MINUTES 27 SECONDS EAST, 296.73 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 25 MINUTES 33 SECONDS WEST, 415.33 FEET TO THE CENTER OF SAID S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE NORTH 15 DEGREES 01 MINUTES 26 SECONDS EAST, 216.13 FEET; THENCE NORTH 11 DEGREES 46 MINUTES 07 SECONDS EAST, 92.47 FEET; THENCE NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST, 9.89 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF 40 FEET WIDE MCCONNEL LAND (RELOCATED); THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE, 180.43 FEET TO A RE-BAR; THENCE ALONG THE BOUNDARY OF A TRACT OF LAND OWNED BY THE CITY OF RISING SUN (D.R. 17, P 171) FOLLOWING THREE COURSES: THENCE SOUTH 10 DEGREES 12 MINUTES 32 SECONDS WEST, 110.00 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 200.00 FEET TO A RE-BAR; THENCE NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST, 99.86 FEET TO A RE-BAR IN THE SOUTH RIGHT-OF-WAY LINE OF 50 FEET WIDE MCCONNEL LANE (RELOCATED); THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF SAID 50 FOOT WIDE MCCONNEL LANE (RELOCATED), 1450.93 FEET TO A RE-BAR; THENCE NORTH 02 DEGREES 17 MINUTES 32 SECONDS EAST ALONG THE EAST RIGHT-OF-WAY LINE OF SAID MCCONNEL LANE, 278.70 FEET TO A RE-BAR AND THE POINT OF BEGINNING; THENCE CONTINUING NORTH 02 DEGREES 17 MINUTES 32 SECONDS EAST, 637.49 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF ORIGINAL 30 FEET WIDE MCCONNEL LANE, 43.33 FEET TO A RE-BAR MARKING THE NORTHWEST CORNER OF A 1.007 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 1.007 ACRE TRACT OF LAND THE FOLLOWING THREE COURSES; THENCE SOUTH 00 DEGREES 33 MINUTES 12 SECONDS WEST 325.00 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 135.00 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 33 MINUTES 12 SECONDS EAST, 325.00 FOOT TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH LINE OF SAID 30 FEET WIDE MCCONNEL LANE, 218.48 FEET TO A RE-BAR; THENCE SOUTH 00 DEGREES 33 MINUTES 12 SECONDS WEST, 637.20 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 26 MINUTES 48 SECONDS WEST, 416.15 FEET TO THE POINT OF BEGINNING.

TRACT C:
BEING PART OF THE SOUTH ONE-HALF OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST, OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF SECTION 35, T4N, R1W; THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST, 1679 FEET (DEED) TO A P.K. NAIL IN THE CENTER OF S.R. 56; THENCE NORTH 00 DEGREES 28 MINUTES 51 SECONDS EAST ALONG THE CENTERLINE OF SAID S.R. 56, 525.02 FEET TO THE SOUTHWEST CORNER OF A 3.000 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 3.000 ACRE TRACT OF LAND THE FOLLOWING THREE COURSES; THENCE SOUTH 89 DEGREES 25 MINUTES 33 SECONDS EAST, 450.74 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 34 MINUTES 27 SECONDS EAST, 296.73 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 25 MINUTES 33 SECONDS WEST, 415.33 FEET TO THE CENTER OF SAID S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE NORTH 15 DEGREES 01 MINUTES 26 SECONDS EAST, 216.13 FEET; THENCE NORTH 11 DEGREES 46 MINUTES 07 SECONDS EAST, 92.47 FEET; THENCE NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST, 9.89 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF 40 FEET WIDE MCCONNEL LANE (RELOCATED); THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE, 180.43 FEET TO A RE-BAR; THENCE ALONG THE BOUNDARY OF A TRACT OF LAND OWNED BY THE CITY OF RISING SUN (D.R. 17, P.171) FOLLOWING THREE COURSES; THENCE SOUTH 10 DEGREES 12 MINUTES 32 SECONDS WEST, 110.00 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 200.00 FEET TO A RE-BAR; THENCE NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST, 99.86 FEET TO A RE-BAR IN THE SOUTH

RIGHT-OF-WAY LINE OF 50 FEET WIDE MCCONNEL LANE (RELOCATED); THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF SAID 50 FEET WIDE MCCONNEL LANE (RELOCATED), 1450.93 FEET TO A RE-BAR; THENCE NORTH 02 DEGREES 17 MINUTES 32 SECONDS EAST ALONG THE EAST RIGHT-OF-WAY LINE OF SAID MCCONNEL LANE, 278.70 FEET TO A RE-BAR MARKING THE SOUTHWEST CORNER OF A 4.938 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 4.938 ACRE TRACT OF LAND THE FOLLOWING TWO COURSES; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 416.15 FEET TO A RE- BAR; THENCE NORTH 00 DEGREES 33 MINUTES 12 SECONDS EAST, 637.20 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF ORIGINAL 30 FEET WIDE MCCONNEL LANE, 100.00 FEET TO A RE-BAR AND THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF SAID ORIGINAL MCCONNEL LANE, 218.48 FEET TO A RE-BAR MARKING THE NORTHWEST CORNER OF A 1.044 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 1.044 ACRE TRACT OF LAND THE FOLLOWING TWO COURSES: THENCE SOUTH 00 DEGREES 33 MINUTES 12 SECONDS WEST, 201.04 FEET; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 379.90 FEET TO A RE-BAR; THENCE SOUTH 07 DEGREES 13 MINUTES 39 SECONDS WEST, 330.81 FEET TO A RE-BAR; THENCE SOUTH 00 DEGREES 28 MINUTES 29 SECONDS EAST, 107.61 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 26 MINUTES 48 SECONDS WEST, 561.86 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 33 MINUTES 12 SECONDS EAST, 637.20 FEET TO THE POINT OF BEGINNING.

TRACT D:
BEING PART OF THE NORTH ONE-HALF OF SECTION 2 AND PART OF THE NORTHWEST QUARTER OF SECTION 1, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF SECTION 2, T3N, R1W; THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST ALONG THE NORTH LINE OF SAID SECTION 2, 1679 + /- FEET (DEED) TO THE CENTER OF S.R. 56 AND THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST ALONG SAID SECTION LINE 4830.42 FEET TO THE INDIANA-KENTUCKY BORDER IN THE OHIO RIVER; THENCE ALONG SAID INDIANA-KENTUCKY BORDER THE FOLLOWING TWELVE COURSES: SOUTH 33 DEGREES 52 MINUTES 05 SECONDS WEST, 275.89 FEET; SOUTH 40 DEGREES 00 MINUTES 00 SECONDS WEST, 457.19 FEET; SOUTH 45 DEGREES 32 MINUTES 47 SECONDS WEST, 493.77 FEET; SOUTH 50 DEGREES 00 MINUTES 09 SECONDS WEST, 188.26 FEET; SOUTH 45 DEGREES 01 MINUTES 33 SECONDS WEST, 210.94 FEET; SOUTH 47 DEGREES 32 MINUTES 14 SECONDS WEST, 226.52 FEET; SOUTH 51 DEGREES 55 MINUTES 30 SECONDS WEST, 241.36 FEET; SOUTH 52 DEGREES 34 MINUTES 03 SECONDS WEST, 212.45 FEET; SOUTH 56 DEGREES 55 MINUTES 05 SECONDS WEST, 177.71 FEET; SOUTH 48 DEGREES 21 MINUTES 24 SECONDS WEST, 131.52 FEET; SOUTH 32 DEGREES 36 MINUTES 56 SECONDS WEST, 94.74 FEET; SOUTH 28 DEGREES 00 MINUTES 21 SECONDS WEST, 67.59 FEET TO THE MOST SOUTHEASTERLY CORNER LANDS OWNED BY GREGORY H. ANDERSON AND BARBARA A. ANDERSON (D.R. 24, P. 195); THENCE ALONG SAID ANDERSONS' BOUNDARY THE FOLLOWING FIVE COURSES: NORTH 48 DEGREES 02 MINUTES 03 SECONDS WEST, 492.80 FEET TO A RE-BAR; NORTH 20 DEGREES 18 MINUTES 57 SECONDS EAST, 353.90 FEET TO A RE-BAR; NORTH 68 DEGREES 46 MINUTES 03 SECONDS WEST, 34.53 FEET TO A RE-BAR; NORTH 16 DEGREES 05 MINUTES 27 SECONDS EAST, 237.36 FEET TO A RE-BAR; NORTH 19 DEGREES 07 MINUTES 17 SECONDS EAST, 265.01 FEET TO A RE-BAR MARKING THE MOST SOUTHEASTERLY CORNER OF LANDS OF DAVID H. HAMILTON AND DELBERTA A. HAMILTON (D.R. 18, P. 59); THENCE ALONG SAID HAMILTONS' BOUNDARY THE FOLLOWING THREE COURSES: NORTH 20 DEGREES 04 MINUTES 27 SECONDS EAST, 380.42 FEET TO A RE-BAR; NORTH 89 DEGREES 51 MINUTES 13 SECONDS WEST, 373.43 FEET TO A RE-BAR; SOUTH 20 DEGREES 04 MINUTES 27 SECONDS WEST, 380.42 FEET TO AN IRON PIPE MARKING SAID HAMILTONS' MOST SOUTHWESTERLY CORNER; THENCE CONTINUING ALONG SAID ANDERSONS' BOUNDARY THE FOLLOWING TWO COURSES: NORTH 89 DEGREES 51 MINUTES 14 SECONDS WEST, 299.09 FEET TO A RE-BAR; SOUTH 02 DEGREES 08 MINUTES 02 SECONDS WEST, 838.95 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 56 MINUTES 53 SECONDS WEST ALONG THE BOUNDARY OF LANDS OF THE DETMER FAMILY LIMITED PARTNERSHIP AND THE CENTERLINE OF FORMERLY RABB'S LANE 1350.69 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 28 MINUTES 40 SECONDS EAST, 847.33 FEET TO THE SOUTHERLY BOUNDARY OF A 1.15 ACRE TRACT OF LAND (D. R. 19, P.598) AND THE SOUTH RIGHT-OF-WAY LINE OF INDUSTRIAL DRIVE; THENCE SOUTH 89 DEGREES 40 MINUTES 20 SECONDS EAST ALONG SAID 1.15 ACRE TRACT OF LAND AND THE EXTENDED RIGHT-OF-WAY LINE 280.00 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 19 MINUTES 40 SECONDS EAST, 50.00 FEET TO THE NORTHEASTERLY CORNER OF SAID 1.15 ACRE TRACT; THENCE NORTH 89 DEGREES 40 MINUTES 20 SECONDS WEST ALONG THE NORTHERLY LINE OF SAID 1.15 ACRE TRACT AND THE EXTENDED RIGHT-OF-WAY LINE OF SAID INDUSTRIAL DRIVE 730.00 FEET TO A RE-BAR; THENCE NORTH 00

DEGREES 19 MINUTES 40 SECONDS EAST, 150.00 FEET TO A RE- BAR; THENCE NORTH 89 DEGREES 40 MINUTES 20 SECONDS WEST, 269.05 FEET TO A P.K. NAIL IN THE CENTER OF SAID S.R. 56; THENCE ALONG THE CENTERLINE OF SAID ROAD NORTH 00 DEGREES 41 MINUTES 30 SECONDS EAST, 615.73 FEET TO THE POINT OF BEGINNING.

PARCEL II:
BEING PART OF THE SOUTH ONE-HALF OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN RANDOLPH TOWNSHIP, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF SECTION 35, T4N, R1W; THENCE NORTH 00 DEGREES 00 MINUTES EAST ALONG THE WEST LINE OF SAID SECTION 35, 1178.10 FEET (DEED); THENCE SOUTH 89 DEGREES 30 MINUTES 00 EAST, 1732.20 FEET TO THE CENTER OF S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE SOUTH 10 DEGREES 15 MINUTES 44 SECONDS WEST, 50.74 FEET; THENCE SOUTH 11 DEGREES 41 MINUTES 40 SECONDS WEST, 92.47 FEET TO A P.K. NAIL; THENCE SOUTH 14 DEGREES 56 MINUTES 59 SECONDS WEST, 216.13 FEET TO THE POINT OF BEGINNING; THENCE LEAVING SAID ROAD SOUTH 89 DEGREES 30 MINUTES 00 SECONDS EAST, 415.33 FEET TO A RE-BAR; THENCE SOUTH 00 DEGREES 30 MINUTES 00 SECONDS WEST, 296.73 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 30 MINUTES 00 SECONDS WEST, 450.74 FEET TO THE CENTER OF SAID S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING FIVE COURSES; THENCE NORTH 00 DEGREES 25 MINUTES 58 SECONDS EAST, 25.03 FEET TO A P.K. NAIL; THENCE NORTH 01 DEGREES 45 MINUTES 38 SECONDS EAST, 80.47 FEET TO A P.K. NAIL; THENCE NORTH 06 DEGREES 32 MINUTES 54 SECONDS EAST, 71.69 FEET TO A P.K. NAIL; THENCE NORTH 11 DEGREES 53 MINUTES 47 SECONDS EAST, 87.16 FEET TO A P. K. NAIL; THENCE NORTH 14 DEGREES 56 MINUTES 59 SECONDS EAST, 35.65 FEET TO THE POINT OF BEGINNING.

ALSO DESCRIBED IN A SURVEY DATED SEPTEMBER 8, 1995, AND PREPARED BY HOOSIER VALLEY SURVEY CO. MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEING PART OF THE SOUTH ONE-HALF OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF SECTION 35, T4N, R1W; THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST, 1679 FEET (DEED) TO A P.K. NAIL IN THE CENTER OF S.R. 56; THENCE NORTH 00 DEGREES 28 MINUTES 51 SECONDS EAST ALONG THE CENTERLINE OF SAID S.R. 56, 525.02 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG THE CENTERLINE OF SAID ROAD THE FOLLOWING FIVE COURSES; THENCE NORTH 00 DEGREES 30 MINUTES 25 MINUTES EAST, 25.03 FEET TO A P.K. NAIL; THENCE NORTH 01 DEGREES 50 MINUTES 05 SECONDS EAST, 80.47 FEET TO A P.K. NAIL; THENCE NORTH 06 DEGREES 37 MINUTES 21 SECONDS EAST, 71.69 FEET TO A P.K. NAIL; THENCE NORTH 11 DEGREES 58 MINUTES 14 SECONDS EAST, 87.16 FEET TO A P.K. NAIL; THENCE NORTH 15 DEGREES 01 MINUTES 26 SECONDS EAST, 35.65 FEET; THENCE SOUTH 89 DEGREES 25 MINUTES 33 SECONDS EAST, 415.33 FEET TO A RE-BAR; THENCE SOUTH 00 DEGREES 34 MINUTES 27 SECONDS WEST, 296.73 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 25 MINUTES 33 SECONDS WEST, 450.74 FEET TO THE POINT OF BEGINNING.

PARCEL III:
BEING PART OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT AN IRON PIN IN THE SOUTHERLY RIGHT-OF-WAY LINE OF SIXTH STREET MARKING THE MOST NORTHERLY CORNER OF PINKNEY JAMES ADDITION TO THE CITY OF RISING SUN; THENCE NORTH 36 DEGREES 12 MINUTES 52 SECONDS EAST ALONG THE WESTERLY LINE OF SAID PINKNEY JAMES ADDITION 82.50 FEET TO A RAILROAD SPIKE IN THE NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET; THENCE NORTH 53 DEGREES 47 MINUTES 08 SECONDS WEST ALONG THE EXTENDED RIGHT-OF-WAY LINE OF SAID SIXTH STREET, 41.04 FEET TO THE CENTER OF S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE NORTH 35 DEGREES 51 MINUTES 08 SECONDS EAST, 553.55 FEET TO A P.K. NAIL; THENCE NORTH 32 DEGREES 15 MINUTES 46 SECONDS EAST, 112.99 FEET TO A P.K. NAIL; THENCE NORTH 22 DEGREES 02 MINUTES 46 SECONDS EAST, 56.08 FEET TO A P.K. A NAIL; THENCE LEAVING SAID ROAD SOUTH 89 DEGREES 39 MINUTES 00 SECONDS EAST ALONG THE EXTENDED SOUTHERLY LINE OF A 0.42 ACRE TRACT OF LAND 285.87 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 56 MINUTES 53 SECONDS EAST ALONG A LINE FORMERLY KNOWN AS THE CENTER OF RABB'S LANE, ALSO BEING THE EXTENDED SOUTHERLY LINE OF A 128.249 ACRE TRACT OF LAND 1801.12 FEET TO A RE-BAR; THENCE SOUTH 50

DEGREES 51 MINUTES 37 SECONDS EAST ALONG THE BOUNDARY OF A 10.21 +/- ACRE TRACT OF LAND OWNED BY GREGORY H. ANDERSON AND BARBARA ANDERSON (D.R. 24, P. 195-196), 395.74 FEET TO THE EDGE OF THE OHIO RIVER AND THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 50 DEGREES 51 MINUTES 37 SECONDS EAST, 490.67 FEET TO THE INDIANA-KENTUCKY BORDER IN THE OHIO RIVER; THENCE ALONG SAID INDIANA-KENTUCKY BORDER THE FOLLOWING SEVEN COURSES; THENCE SOUTH 35 DEGREES 39 MINUTES 30 SECONDS WEST, 178.10 FEET; THENCE SOUTH 41 DEGREES 57 MINUTES 54 SECONDS WEST, 267.61 FEET; THENCE SOUTH 45 DEGREES 39 MINUTES 22 SECONDS WEST, 236.12 FEET; THENCE SOUTH 52 DEGREES 10 MINUTES 43 SECONDS WEST, 58.09 FEET; THENCE SOUTH 43 DEGREES 14 MINUTES 30 SECONDS WEST, 76.63 FEET; THENCE SOUTH 49 DEGREES 29 MINUTES 45 SECONDS WEST, 241.34 FEET; THENCE SOUTH 54 DEGREES 20 MINUTES 17 SECONDS WEST, 780.32 FEET; THENCE LEAVING SAID STATE BORDER NORTH 53 DEGREES 47 MINUTES 08 SECONDS WEST, 562.26 FEET TO A RE-BAR AT THE EDGE OF SAID OHIO RIVER MARKING THE MOST EASTERLY CORNER OF LANDS OWNED BY JOHN D. MITCHELL AND JANET C. MITCHELL (D.R. 25, P. 312); THENCE ALONG THE EDGE OF SAID RIVER AND THE BOUNDARY OF A 57.820 ACRE TRACT OF LAND THE FOLLOWING FOUR COURSES: THENCE NORTH 59 DEGREES 00 MINUTES 00 SECONDS EAST, 154.19 FEET; THENCE NORTH 53 DEGREES 29 MINUTES 16 SECONDS EAST, 458.01 FEET; THENCE NORTH 47 DEGREES 06 MINUTES 00 SECONDS EAST, 362.74 FEET; THENCE NORTH 48 DEGREES 48 MINUTES 00 SECONDS EAST, 896.54 FEET TO THE POINT OF BEGINNING.

PARCEL IV:
BEING PART OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN RANDOLPH TOWNSHIP AND PARTLY IN THE CITY OF RISING, SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT AN IRON PIN IN THE SOUTHERLY RIGHT-OF-WAY LINE OF SIXTH STREET MARKING THE MOST NORTHERLY CORNER OF PINKNEY JAMES ADDITION TO THE CITY OF RISING SUN; THENCE NORTH 36 DEGREES 12 MINUTES 52 SECONDS EAST ALONG THE WESTERLY LINE OF SAID PINKNEY JAMES ADDITION, 82.50 FEET TO A RAILROAD SPIKE IN THE NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET AND THE POINT OF BEGINNING; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE 459.26 FEET TO A RE-BAR; THENCE ALONG THE BOUNDARY OF A 0.466 +/- ACRE TRACT OF LAND OWNED BY JOHN RICHARDS (D.R. 18, P 460) THE FOLLOWING NINE COURSES; THENCE NORTH 41 DEGREES 14 MINUTES 03 SECONDS EAST, 106.67 FEET TO A RE-BAR; THENCE SOUTH 55 DEGREES 33 MINUTES 57 SECONDS EAST, 113.00 FEET TO AN IRON PIN; THENCE SOUTH 35 DEGREES 41 MINUTES 02 SECONDS WEST, 32.45 FEET TO A RE-BAR; THENCE NORTH 55 DEGREES 46 MINUTES 17 SECONDS WEST, 44.55 FEET TO A RE-BAR; THENCE SOUTH 34 DEGREES 13 MINUTES 43 SECONDS WEST, 35.00 FEET TO A RE-BAR; THENCE SOUTH 55 DEGREES 46 MINUTES 17 SECONDS EAST, 44.55 FEET TO A REBAR; THENCE SOUTH 34 DEGREES 13 MINUTES 43 SECONDS WEST, 19.95 FEET TO A RE-BAR; THENCE SOUTH 49 DEGREES 09 MINUTES 17 SECONDS EAST, 32.80 FEET TO A RE-BAR; THENCE SOUTH 40 DEGREES 50 MINUTES 43 SECONDS WEST, 19.82 FEET IN A RE-BAR IN SAID NORTHERLY RIGHT-OF-WAY OF SIXTH STREET; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE 890.16 FEET TO THE EDGE OF THE OHIO RIVER; THENCE ALONG THE EDGE OF SAID RIVER THE FOLLOWING FOUR COURSES; THENCE NORTH 59 DEGREES 00 MINUTES 00 SECONDS EAST, 284.34 FEET; THENCE NORTH 53 DEGREES 29 MINUTES 16 SECONDS EAST, 458.01 FEET; THENCE NORTH 47 DEGREES 06 MINUTES 00 SECONDS EAST, 362.74 FEET; THENCE NORTH 48 DEGREES 48 MINUTES 00 SECONDS EAST, 896.54 FEET; THENCE LEAVING SAID RIVER NORTH 50 DEGREES 51 MINUTES 37 SECONDS WEST ALONG THE BOUNDARY OF A 10.21 + /- ACRE TRACT OF LAND OWNED BY GREGORY H. ANDERSON AND BARBARA A. ANDERSON (D.R. 24, PAGE 195-196), 395.74 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 56 MINUTES 53 SECONDS WEST ALONG A LINE FORMERLY KNOWN AS THE CENTER OF RABB'S LANE, 1801.12 FEET TO A RE- BAR; THENCE NORTH 89 DEGREES 39 MINUTES 00 SECONDS WEST ALONG THE EXTENDED SOUTHERLY LINE OF A 0.42 ACRE TRACT OF LAND, 285.87 FEET TO THE CENTER OF S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE SOUTH 22 DEGREES 02 MINUTES 46 SECONDS WEST, 56.08 FEET TO A P.K. NAIL; THENCE SOUTH 32 DEGREES 15 MINUTES 46 SECONDS WEST, 112.99 FEET TO A P.K. NAIL; THENCE SOUTH 35 DEGREES 51 MINUTES 08 SECONDS WEST, 553.55 FEET TO THE INTERSECTION OF SAID CENTERLINE WITH THE EXTENDED NORTHERLY RIGHT-OF-WAY OF SAID SIXTH STREET; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE, 41.04 FEET TO THE POINT OF BEGINNING.

EXCEPT FOR THAT PART OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT AN IRON PIN IN THE SOUTHERLY RIGHT-OF-WAY LINE OF SIXTH STREET MARKING THE MOST NORTHERLY CORNER OF PINKNEY JAMES ADDITION TO THE CITY OF RISING SUN; THENCE NORTH 36

DEGREES 12 MINUTES 52 SECONDS EAST ALONG THE WESTERLY LINE OF SAID PINKNEY JAMES ADDITION, 82.50 FEET TO A RAILROAD SPIKE IN THE NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE 1196.25 FEET TO A RE-BAR AND THE POINT OF BEGINNING, SAID POINT BEING THE EXTENSION OF THE EAST LINE OF SHORT STREET; THENCE LEAVING SAID STREET NORTH 36 DEGREES 12 MINUTES 52 SECONDS EAST, 120.00 FEET TO A RE-BAR; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST, 359.14 FEET TO THE EDGE OF THE OHIO RIVER; THENCE SOUTH 59 DEGREES 00 MINUTES 00 SECONDS WEST ALONG THE EDGE OF SAID RIVER 130.15 FEET TO THE EXTENDED NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET; THENCE LEAVING SAID RIVER NORTH 53 DEGREES 47 MINUTES 08 SECONDS WEST ALONG SAID RIGHT-OF-WAY LINE 308.74 FEET TO THE POINT OF BEGINNING, CONTAINING 0.920 ACRES PREVIOUSLY DEEDED TO JOHN D. MITCHELL AND JANET C. MITCHELL, HUSBAND AND WIFE IN WARRANTY DEED DATED JULY 28, 1993 AND RECORDED AS INSTRUMENT NO. 054369.

THE ABOVE REAL ESTATE IS ALSO DESCRIBED IN A SURVEY DATED SEPTEMBER 26, 1995, AND PREPARED BY HOOSIER VALLEY SURVEY CO., MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEING PART OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT AN IRON PIN IN THE SOUTHERLY RIGHT-OF-WAY LINE OF SIXTH STREET MARKING THE MOST NORTHERLY CORNER OF PINKNEY JAMES ADDITION TO THE CITY OF RISING SUN; THENCE NORTH 36 DEGREES 12 MINUTES 52 SECONDS EAST ALONG THE WESTERLY LINE OF SAID PINKNEY JAMES ADDITION 82.50 FEET TO A RAILROAD SPIKE IN THE NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET AND THE POINT OF BEGINNING; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE 459.26 FEET TO A RE-BAR; THENCE ALONG THE BOUNDARY OF A 0.466 + ACRE TRACT OF LAND OWNED BY JOHN RICHARDS (D.R. 18, P. 460) THE FOLLOWING NINE COURSES; THENCE NORTH 41 DEGREES 14 MINUTES 03 SECONDS EAST, 106.67 FEET TO A RE-BAR; THENCE SOUTH 55 DEGREES 33 MINUTES 57 SECONDS EAST, 113.00 FEET TO AN IRON PIN; THENCE SOUTH 35 DEGREES 41 MINUTES 02 SECONDS WEST, 32.45 FEET TO A RE-BAR; THENCE NORTH 55 DEGREES 46 MINUTES 17 SECONDS WEST, 44.55 FEET TO A RE-BAR; THENCE SOUTH 34 DEGREES 13 MINUTES 43 SECONDS WEST, 35.00 FEET TO A RE-BAR; THENCE SOUTH 55 DEGREES 46 MINUTES 17 SECONDS EAST, 44.55 FEET TO A RE-BAR; THENCE SOUTH 34 DEGREES 13 MINUTES 43 SECONDS WEST, 19.95 FEET TO A REBAR; THENCE SOUTH 49 DEGREES 09 MINUTES 17 SECONDS EAST, 32.80 FEET TO A RE-BAR; THENCE SOUTH 40 DEGREES 50 MINUTES 43 SECONDS WEST, 19.82 FEET TO A RE-BAR IN SAID NORTHERLY RIGHT-OF-WAY OF SIXTH STREET; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE 581.42 FEET TO A RE-BAR; THENCE ALONG THE BOUNDARY OF A 0.920 ACRE TRACT OF LAND OWNED BY JOHN D. AND JANET C. MITCHELL (D.R. 25, P. 312) THE FOLLOWING TWO COURSES; THENCE NORTH 36 DEGREES 12 MINUTES 52 SECONDS EAST, 120.00 FEET TO A RE-BAR; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST, 359.14 FEET TO A RE-BAR AT THE EDGE OF THE OHIO RIVER; THENCE ALONG THE EDGE OF SAID RIVER THE FOLLOWING FOUR COURSES; THENCE NORTH 59 DEGREES 00 MINUTES 00 SECONDS EAST, 154.19 FEET; THENCE NORTH 53 DEGREES 29 MINUTES 16 SECONDS EAST, 458.01 FEET; THENCE NORTH 47 DEGREES 06 MINUTES 00 SECONDS EAST, 362.74 FEET; THENCE NORTH 48 DEGREES 48 MINUTES 00 EAST, 896.54 FEET; THENCE LEAVING SAID RIVER NORTH 50 DEGREES 51 MINUTES 37 SECONDS WEST ALONG THE BOUNDARY OF A 10.21 + ACRE TRACT OF LAND OWNED BY GREGORY H. ANDERSON AND BARBARA ANDERSON (D.R. 24, P. 195-196), 395.74 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 56 MINUTES 53 SECONDS WEST ALONG A LINE FORMERLY KNOWN AS THE CENTER OF RABB'S LANE, 1801.12 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 39 MINUTES 00 SECONDS WEST ALONG THE EXTENDED SOUTHERLY LINE OF A 0.42 ACRE TRACT OF LAND, 285.87 FEET TO THE CENTER OF S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE SOUTH 22 DEGREES 02 MINUTES 46 SECONDS WEST, 56.08 FEET TO A P.K. NAIL; THENCE SOUTH 32 DEGREES 15 MINUTES 46 SECONDS WEST, 112.99 FEET TO A P.K. NAIL; THENCE SOUTH 35 DEGREES 51 MINUTES 08 SECONDS WEST, 553.55 FEET TO THE INTERSECTION OF SAID CENTERLINE WITH THE EXTENDED NORTHERLY RIGHT-OF-WAY OF SAID SIXTH STREET; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE, 41.04 FEET TO THE POINT OF BEGINNING.

PARCEL V:
A PART OF THE NORTHEAST QUARTER OF FRACTIONAL SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST, MORE FULLY DESCRIBED AS FOLLOWS:
COMMENCING AT AN IRON PIN 233.15 FEET S 56"00' EAST OF THE INTERSECTION OF WALNUT STREET AND SIXTH STREET IN SAID TOWN: THENCE N 56" 00' WEST ALONG THE CENTERLINE OF SIXTH STREET 50.00

FEET TO A P.K. NAIL, WHICH IS THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG THE CENTERLINE OF SIXTH STREET N 56" 00' WEST 156.65 FEET TO A P.K. NAIL, THENCE N 34" 15' EAST 153.65 FEET TO A STAKE; THENCE S 62" 33' EAST, 113.00 FEET TO A STAKE, THENCE S 27" 23' WEST 32.45 FEET, THENCE N 62" 37' WEST 44.55 FEET, THENCE S 27" 33' WEST 35.00 FEET, THENCE S 62" 37' EAST 44.55 FEET, THENCE S 27" 23' WEST 19.95 FEET; THENCE S 56" 00' EAST 32.80 FEET, THENCE S 34"00' WEST 78.50 FEET TO THE TRUE POINT OF BEGINNING AND CONTAINING 0.466 ACRES, MORE OR LESS.

EXCEPTING FROM PARCELS IV AND V THE FOLLOWING DESCRIBED TRACTS:

(1) BEING A PART OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT AN IRON PIN IN THE SOUTHERLY RIGHT-OF-WAY LINE OF SIXTH STREET MARKING THE MOST NORTHERLY CORNER OF PINKNEY JAMES ADDITION TO THE CITY OF RISING SUN; THENCE NORTH 36 DEGREES 12 MINUTES 52 SECONDS EAST ALONG THE WESTERLY LINE OF SAID PINKNEY JAMES ADDITION 82.50 FEET TO THE NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET, THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE AND ALONG THE BOUNDARY OF A 57.820 ACRE TRACT OF LAND 529.26 FEET TO A RE-BAR AND THE POINT OF BEGINNING; THENCE NORTH 34 DEGREES 47 MINUTES 10 SECONDS EAST 108.10 FEET TO A RE-BAR; THENCE SOUTH 55 DEGREES 33 MINUTES 55 SECONDS EAST 191.79 FEET TO A RE-BAR; THENCE SOUTH 36 DEGREES, 12 MINUTES 52 SECONDS WEST 114.02 FEET TO A RE-BAR IN THE NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET; THENCE NORTH 53 DEGREES 47 MINUTES 08 SECONDS WEST ALONG SAID RIGHT-OF-WAY 189.00 FEET TO THE POINT OF BEGINNING. CONTAINING 0.485 ACRES.

(2) BEING PART OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN, LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS (BEARINGS IN THIS DESCRIPTION ARE BASED ON 57.820 ACRE SURVEY, A 0.920 ACRE SURVEY AND A 0.485 ACRE SURVEY ALL COMPLETED BY DAVID T. CROUCH, L.S. ON AUGUST 8, 1994, JUNE 14, 1993 AND OCTOBER 8, 1997): COMMENCING AT A RE-BAR MARKING THE NORTHEASTERLY CORNER OF LOT 7 IN PINKNEY JAMES ADDITION TO THE CITY OF RISING SUN; THENCE N 36° 12' 52" E, 82.50 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SIXTH STREET; THENCE N 53° 47' 08" W, ALONG THE SAID RIGHT-OF-WAY, ALSO BEING THE SOUTHERLY LINE OF 0.516 ACRE TRACT OF LAND, 227.67 FEET TO A RE-BAR AND THE POINT OF BEGINNING; THENCE CONTINUING N 53° 47' 08" W, ALONG SAID RIGHT-OF-WAY, 185.93 FEET TO A RE-BAR; THENCE NORTH 36° 12' 52" E ALONG THE SOUTHERLY LINE OF A 0.485 ACRE TRACT OF LAND, 90.50 FEET TO A RE-BAR; THENCE S 51° 19' 46" E, 181.00 FEET TO A RE-BAR; THENCE S 32° 41' 33" W ALONG THE WESTERLY BOUNDARY OF SAID 0.518 ACRE TRACT OF LAND, 82.90 FEET TO THE POINT OF BEGINNING.

(3) The property conveyed to RISING SUN/OHIO COUNTY FIRST, INC., an Indiana nonprofit corporation, by General Warranty Deed dated October 4, 2012 and recorded November 9, 2012 as Instrument No. 20120976, described as follows:
Being part of Section 2, Township 3 North, Range 1 West, of the First Principal Meridian located in the City of Rising Sun, Ohio County, Indiana, described as follows:
Commencing at the Southerly right-of-way line of Sixth Street at the most Northerly corner of Pinkney James Addition to the City of Rising Sun; thence N 36°12'52" E along the Westerly line of said Pinkney James Addition 82.50 feet to the Northerly right-of-way line of said Sixth Street; thence N 53°47'08" E along said right-of-way line 1172.92 feet to the centerline of High Street (S.R. 56); thence along said centerline the following three courses and distances: N 35°51'08" E, 553.55 feet; thence N 32°15'46" E, 112.99 feet; thence N 22°0246" E, 2.26 feet to a magnetic nail at the Point of Beginning; Thence continuing N 22°02'46" E, 53.82 feet to a magnetic nail; thence leaving said centerline S 89°39'00" E along the South line of Aurora Flavors, LLC (# 20051465), 285.87 feet to a re-bar; thence S 89°56'53" E along the South line of City of Rising Sun (D.R. 29, P. 480, then D.R. 29, P. 390), 374.92 feet to a re-bar; thence severing the parent lands the following six courses and distances: S 44°0606" E, 163.93 feet to a magnetic nail; thence S 45°59'48" W along a private road, 366.77 feet to a magnetic nail; thence S 58°58'41" W along a private road, 18.46 feet to a magnetic nail; thence N 44°00'12" W, 313.63 feet to a magnetic nail; thence N 45°59'48" E, 152.94 feet to a magnetic nail; thence N 89°3947" W, 407.58 feet to the Point of Beginning. Containing 3.010 acres from the lands of Gaming Entertainment (Indiana) LLC (# 20110253).

PARCEL VI:
BEING PART OF THE NORTHEAST QUARTER OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN RANDOLPH TOWNSHIP, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHWEST CORNER OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST; THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST 1679 FEET TO THE CENTER OF STATE ROAD 56;

THENCE SOUTH 00 DEGREES 41 MINUTES 30 SECONDS WEST ALONG THE CENTERLINE OF SAID STATE ROAD 56, 765.73 FEET; THENCE SOUTH 89 DEGREES 40 MINUTES 20 SECONDS EAST ALONG THE NORTH LINE OF INDUSTRIAL DRIVE AND THEN ALONG THE NORTH LINE OF A 1.830 ACRE EASEMENT 2412.42 FEET TO THE POINT OF BEGINNING; THENCE NORTH 20 DEGREES 04 MINUTES 27 SECONDS EAST 325.86 FEET TO A REBAR; THENCE SOUTH 89 DEGREES 51 MINUTES 13 SECONDS EAST 373.43 FEET TO A REBAR; THENCE SOUTH 20 DEGREES 04 MINUTES 27 SECONDS WEST 380.42 FEET TO A REBAR; THENCE NORTH 89 DEGREES 51 MINUTES 13 SECONDS WEST 373.43 FEET TO AN IRON PIPE; THENCE NORTH 20 DEGREES 04 MINUTES 27 SECONDS EAST 54.56 FEET TO THE POINT OF BEGINNING, CONTAINING 3.065 ACRES.

PARCEL VII: LEASEHOLD
The property conveyed to RISING SUN/OHIO COUNTY FIRST, INC., an Indiana nonprofit corporation, by General Warranty Deed dated October 4, 2012 and recorded November 9, 2012 as Instrument No. 20120976, described as follows:
Being part of Section 2, Township 3 North, Range 1 West, of the First Principal Meridian located in the City of Rising Sun, Ohio County, Indiana, described as follows:
Commencing at the Southerly right-of-way line of Sixth Street at the most Northerly corner of Pinkney James Addition to the City of Rising Sun; thence N 36°12'52" E along the Westerly line of said Pinkney James Addition 82.50 feet to the Northerly right-of-way line of said Sixth Street; thence N 53°47'08" E along said right-of-way line 1172.92 feet to the centerline of High Street (S.R. 56); thence along said centerline the following three courses and distances: N 35°51'08" E, 553.55 feet; thence N 32°15'46" E, 112.99 feet; thence N 22°0246" E, 2.26 feet to a magnetic nail at the Point of Beginning; Thence continuing N 22°02'46" E, 53.82 feet to a magnetic nail; thence leaving said centerline S 89°39'00" E along the South line of Aurora Flavors, LLC (# 20051465), 285.87 feet to a re-bar; thence S 89°56'53" E along the South line of City of Rising Sun (D.R. 29, P. 480, then D.R. 29, P. 390), 374.92 feet to a re-bar; thence severing the parent lands the following six courses and distances: S 44°0606" E, 163.93 feet to a magnetic nail; thence S 45°59'48" W along a private road, 366.77 feet to a magnetic nail; thence S 58°58'41" W along a private road, 18.46 feet to a magnetic nail; thence N 44°00'12" W, 313.63 feet to a magnetic nail; thence N 45°59'48" E, 152.94 feet to a magnetic nail; thence N 89°3947" W, 407.58 feet to the Point of Beginning. Containing 3.010 acres from the lands of Gaming Entertainment (Indiana) LLC (# 20110253).

APN(s):001-231-72
001-231-74

Prepared by and when recorded return to:
Shearman & Sterling LLP
599 Lexington Ave
New York, New York 10022
Attn: Lisa M. Brill, Esq.

The undersigned hereby affirms that this
document submitted for recording does not
contain the personal information of any person
or persons (Pursuant to NRS 239B.030)

FIRST LIEN ASSIGNMENT OF ENTITLEMENTS,
CONTRACTS, RENTS AND REVENUES
(STOCKMAN’S CASINO)

THIS FIRST LIEN ASSIGNMENT OF ENTITLEMENTS, CONTRACTS, RENTS AND REVENUES is dated as of February __, 2018 (as supplemented, modified, amended, extended and restated from time to time, the "Assignment"), by and between STOCKMAN’S CASINO, a Nevada corporation ("Assignor"), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent for the benefit of the Noteholders (as defined below) (the "Assignee").

RECITALS:

A.    Assignor is the owner of the property which is situated in the County of Churchill, State of Nevada and which is more particularly described on Exhibit A attached hereto (the "Land").

B.    All references herein to the "Real Property" shall be to: (i) the Land; (ii) all real property which is adjacent to, or used in connection with, the Land and in which Assignor now owns, or hereafter acquires, an interest (the "Adjacent Property"); and (iii) all improvements, tenements, hereditaments and appurtenances to the Land or the Adjacent Property.

C.    As of the date hereof, Assignor and others have executed that certain Guaranty Agreement for the benefit of Assignee (the "Guaranty"), which Guaranty guarantees the obligations of Full House Resorts, Inc. (the "Borrower"), an affiliate of Assignor, arising out of the Indenture and Notes Purchase Agreement (each as defined below).

D.    As of the date hereof, Borrower has executed that certain Notes Purchase Agreement among Borrower, Assignor, Guarantors (as defined therein) and the Purchasers party thereto from time to time (the "Purchasers") (as supplemented, modified, amended, extended or restated from time to time, the "Notes Purchase Agreement") pursuant to which, among other things, the Borrower agrees to issue to the Purchasers Senior Secured Notes due in 2024 in the maximum aggregate principal amount of One Hundred Million Dollars ($100,000,000.00) (the "Notes") and that certain Indenture dated as of the date hereof, executed by Borrower, the Guarantors and Wilmington Trust, National Association, as trustee (the "Trustee"), and Assignee (as supplemented, modified, amended, extended or restated from time to time) pursuant to which Borrower has authorized the issuance of the Notes (the "Indenture") to the registered holders thereof (the "Noteholders" or "Holders").

E.    All capitalized words and terms which are used herein (and which are not otherwise defined herein) shall have the respective meanings and be construed herein as provided in the Guaranty and any reference to a provision of the Indenture or the Guaranty shall be deemed to incorporate that provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.

F.    It is a condition of the Indenture that all of Assignor's present and future right, title and interest in and to:

(i)    all assignable leases and purchase contracts which are now existing or are hereafter entered into, for furniture, fixtures, equipment, signs and other items of personal property which are used in connection with, or which relate to: (aa) the Real Property; (bb) activities to be conducted by, or on behalf of, Assignor on the Real Property including, without limitation, any gaming and/or hotel activities which may hereafter be conducted at the Real Property (collectively, the "Gaming Facilities"); or (cc) any other business activity now, or hereafter, conducted by, or on behalf of, Assignor on, or in connection with, the Real Property (collectively, the "Additional Business(es)"); all together with any and all modifications, extensions, or renewals thereof (collectively, the "Equipment Agreements");

(ii)    all assignable space leases, subleases, licenses, concessions, franchises and other use or occupancy agreements which now exist or are hereafter entered into and which relate to any portion of the Real Property, and all guarantees, extensions, renewals, amendments and modifications thereof (collectively, the "Space Leases");

(iii)    all assignable present and future rents, issues, profits, products, earnings, accounts, rights, benefits, income, proceeds, payments, revenue, receipts and deposits of any kind or nature (collectively, the "Proceeds") which relate to, or are derived from, the Real Property, the Gaming Facilities, or any Additional Business, including, without limitation, present and future Proceeds, of any nature whatsoever, derived from, or received with respect to, gaming operations, bars, restaurants, banquet facilities, convention facilities, retail premises and other facilities related to, or used in connection with, the Real Property, the Gaming Facilities, and or any Additional Business, and also including without limitation, Proceeds from any of the Space Leases (collectively, the "Rents and Revenues"); and

(iv)     all present and future assignable permits, licenses, warranties, contracts and other entitlements, if any, which are issued, granted, agreed to, or entered into in connection with, or relating to, the Real Property, the Gaming Facilities or any Additional Business, together with any and all modifications, extensions or renewals thereof (collectively, the "Entitlements");

be presently assigned to Assignee in consideration of the Notes sold pursuant to the Indenture and Notes Purchase Agreement upon the terms and conditions set forth below. The foregoing assignment shall not include the Excluded Collateral (as defined in the Security Agreement).

NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, but subject to Gaming Laws and Liquor Laws, Assignor does hereby presently, absolutely and unconditionally assign to the Assignee all of its right, title and interest in and to the Equipment Agreements, the Space Leases, the Rents and Revenues and the Entitlements as follows:

1.    Assignor does hereby grant, assign and convey unto Assignee all the right, title, interest and privilege which Assignor has or may hereafter acquire, in or to: (i) all Equipment Agreements, Space Leases and Entitlements; and (ii) the Rents and Revenues. Without limiting the generality of the foregoing, and subject to the provisions of Sections 4 and 5 below, Assignee shall have the present and continuing right with full power and authority, in its own name, or in the name of Assignor, or otherwise: (aa) to do any and all things which Assignor may be or may become entitled to do under the Equipment Agreements, Space Leases, and/or Entitlements and the right to make all waivers and agreements, give all notices, consents and releases and other instruments and to do any and all other things whatsoever which Assignor may be or may become entitled to do under said Equipment Agreements, Space Leases and/or Entitlements; and (bb) to make claim for, enforce, collect, receive and make receipt (in its own name, in the name of Assignor, or otherwise) for any and all of the Rents and Revenues and to do any and all things which Assignor is or may become entitled to do for the collection of the Rents and Revenues.

2.    The acceptance of this Assignment and the payment or performance under the Equipment Agreements, the Space Leases, the Rents and Revenues and/or Entitlements hereby assigned shall not constitute a waiver of any rights of the Noteholders, Assignee and Trustee under the terms of the Indenture or any other Bond Document for the benefit of any of the Noteholders.

3.    Assignor shall keep and perform the following with respect to the Equipment Agreements, the Space Lease and the Entitlements:

(a)    Except as may be permitted in the Indenture, Assignor will not further assign any interest in the Equipment Agreements, in the Space Leases, or in the Entitlements, or create or permit any lien, charge, or encumbrance upon its interests in the Equipment Agreements, in the Space Leases or in the Entitlements;

(b)    Except as may be permitted in the Indenture and subject to Gaming Laws and Liquor Laws, Assignor will not, without the prior written consent, which consent shall not be unreasonably withheld, of Assignee:

(i)    cause, or consent to, any cancellation, termination or surrender of any Equipment Agreement, Space Lease or Entitlement if such cancellation, termination or surrender would be reasonably likely to materially and adversely affect either the Gaming Facilities or any Additional Business (except for any cancellation or termination of an Equipment Agreement, Space Lease or Entitlement which is caused by a default thereunder on the part of a party other than Assignor or one of its Affiliates);

(ii)    permit any event to occur which would entitle any party to an Equipment Agreement, Space Lease or Entitlement to terminate or cancel said Equipment Agreement, Space Lease or Entitlement if such cancellation or termination would be reasonably likely to materially and adversely affect either the Gaming Facilities or any Additional Business (except any cancellation or termination of an Equipment Agreement, Space Lease or Entitlement which is caused by a default thereunder on the part of a party other than Assignor or one of its Affiliates);

(iii)    amend or modify any of the Equipment Agreements or the Space Leases or any of the Entitlements if such amendment or modification would be reasonably likely to materially and adversely affect either the Gaming Facilities or any Additional Business;

(iv)    waive any default under or breach of any Equipment Agreements, any Space Leases or any Entitlements except for any waiver that would not be reasonably likely to result in any material adverse effect on either the Gaming Facilities or any Additional Business; or

(v)    give any consent, waiver or approval which would impair Assignor's interest in any of the Equipment Agreements, any of the Space Leases or any of the Entitlements if such consent, waiver or approval would be reasonably likely to materially and adversely affect either the Gaming Facilities or any Additional Business.

(c)    Assignor will promptly notify Assignee of the occurrence of any default under any of the Equipment Agreements, Space Leases and/or Entitlements, which, if left uncured, would be reasonably likely to materially and adversely affect either the Gaming Facilities or any Additional Business.

4.    Notwithstanding anything to the contrary contained in this Assignment, it is understood and agreed that so long as there shall exist no Event of Default under the Indenture there is reserved to Assignor a revocable license to retain, use and enjoy the Equipment Agreements, the Space Leases, the Entitlements and the properties and entitlements which are the subject thereof. Upon the occurrence and during the continuance of an Event of' Default, and subject to Gaming Laws and Liquor Laws, such license granted to Assignor may be immediately revoked by Assignee (except that, upon occurrence of an Event of Default under subsections 6.01(f) or (g) of the Indenture, such license granted to Assignor shall be automatically revoked) without further demand or notice and Assignee is hereby empowered, but shall not be obligated, to enter and take possession of the Real Property and to use, manage and operate the same and to do all acts required or permitted by the Equipment Agreements, the Space Leases and or the Entitlements, and perform such other acts in connection with the use, management and operation of the property and entitlements which are the subject of the Equipment Agreements, the Space Leases and the Entitlements as Assignee, in its sole discretion, may deem proper (including, without limitation, such acts as are otherwise authorized under this Assignment). Assignee agrees that, until such license granted to Assignor has been revoked, as set forth above, Assignee shall refrain from exercising its rights and remedies which are granted with respect to the Equipment Agreements, the Space Leases, and/or the properties they concern under Section 1 of this Assignment or under this Section 4. Should the Event of Default which resulted in any such revocation be cured prior to foreclosure, deed-in-lieu of foreclosure, or a similar conveyance under that certain First Lien Deed of Trust, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents which is executed concurrently, or substantially concurrent, herewith, by Assignor as trustor in favor of Assignee as beneficiary (as it may be renewed, extended, amended, restated, replaced, substituted or otherwise modified from time to time, the "Deed of Trust"), then such license granted to Assignor shall be immediately reinstated without further demand or notice and Assignee shall, as soon as reasonably possible, redeliver to Assignor possession of the Equipment Agreements, of the Space Leases and of the Entitlements (and, at the expense of Assignor, shall execute such notices to third parties as Assignor may reasonably request) and the parties hereto shall each be restored to, and be reinstated in, their respective rights and positions hereunder as if the Event of Default had not occurred (without impairment of or limitation on Assignee's right to proceed hereunder upon subsequent Events of Default).

5.    It is also understood and agreed that so long as there shall exist no Event of Default under the Indenture there is reserved to Assignor a revocable license to collect the Rents and Revenues as they become due, but not prior to accrual. Upon the occurrence and during the continuance of an Event of Default, such license granted to Assignor may be immediately revoked (except that, upon occurrence of an Event of Default under subsections 6.01(f) or (g) of the Indenture, such license granted to Assignor shall be automatically revoked) without further demand or notice and Assignee is hereby empowered, subject to Gaming Laws and Liquor Laws, but shall not be obligated, to do any, or all of the following: (i) enter and take possession of the Real Property; (ii) manage and operate all, or any portion of, the Real Property, the Gaming Facilities and/or the Additional

Businesses (or any of them); (iii) demand payment of the Rents and Revenues from the appropriate party; (iv) give notice that further payments of Rents and Revenues are to be made as directed by Assignee; and (v) settle compromise, bring suit in respect of Rents and Revenues or otherwise deal with the person owing such Rents and Revenues, either in the name of Assignor or in its own name; all on its own behalf or through a receiver. If any such Rents and Revenues are collected by Assignor in violation of this Assignment, such Rents and Revenues shall be held in trust for the benefit of Assignee.

6.    No action taken by Assignee, or by a receiver, in exercising any of the rights and remedies hereunder shall cause any of them to be characterized as a "Mortgagee in Possession". This Assignment is intended to be and is an absolute present assignment from Assignor to Assignee and not merely the passing of a security interest. Assignee agrees that, until such license granted to Assignor has been revoked, as set forth above, Assignee shall refrain from exercising its rights and remedies which are granted with respect to the Rents and Revenues and/or the collection thereof under Section I of this Assignment or under this Section 6. Should the Event of Default which resulted in any such revocation be cured prior to foreclosure, deed-in-lieu of foreclosure, or a similar conveyance under the Deed of Trust, then such license granted to Assignor shall be immediately reinstated without further demand or notice and Assignee shall as soon as reasonably possible, execute, at the expense of Assignor, such notices to third parties as Assignor may reasonably request and the parties hereto shall each be restored to, and be reinstated in, their respective rights and positions hereunder as if the Event of Default had not occurred (without impairment of or limitation on Assignee's right to proceed hereunder upon subsequent Events of Default).

7.    Assignee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Assignor under the Equipment Agreements, the Space Leases, the Entitlements, and/or relating to the Rents and Revenues. This Assignment shall not place responsibility for the management, control, care, operation or repair of the Real Property, the Gaming Facilities or any Additional Business, upon the Assignee; nor shall this Assignment cause any of the Indemnified Parties to be responsible or liable for any negligence in the management, control, care, operation or repair of the Real Property, the Gaming Facilities or any Additional Business, which results in loss, injury or death to any tenant, guest, licensee, employee or stranger (provided that this Section 7 shall not act to relieve any Assignee from liability which results from Assignee's own gross negligence or willful misconduct).

8.    Assignor agrees to indemnify, protect, defend and hold harmless the Assignee, Trustee, Collateral Agent and any Noteholder and any of its directors, officers, employees, agents, attorneys or stockholders (collectively, the "Indemnified Parties") from and against any and all losses, damages, expenses or liabilities of any kind or nature from any suits, claims, demands or other proceedings, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with: (i) this Assignment; (ii) any of the Equipment Agreements, Space Leases, Entitlements, or Rents and Revenues; or (iii) the management, control, care, operation or repair of the Real Property, the Gaming Facilities and/or any Additional Business; all in accordance with Section 7.07 of the Indenture, which is incorporated by reference herein, as if fully set forth herein (provided that this Section 8 shall not act to relieve any Indemnified Party from liability which results from such Indemnified Party's own gross negligence or willful misconduct).

9.    Assignor agrees that this Assignment and the designation and directions herein set forth are irrevocable. Until the Indenture has been terminated, Assignor will not make any other assignment, designation or direction inconsistent herewith (except as otherwise permitted in the Indenture), and any such assignment, designation or direction which is inconsistent herewith shall be void. Assignor will, from time to time, execute all such instruments of further assurance and all such supplemental instruments as may be reasonably requested by Assignee.

10.    No action or inaction on the part of Assignee, or any of the Noteholders, shall constitute an assumption on the part of Assignee, or any of the Noteholders, of any obligations or duties under the Equipment Agreements, Space Leases and or the Entitlements, or relating to the Rents and Revenues. No action or inaction on the part of Assignor shall adversely affect or limit in any way the rights of Assignee under this Assignment or, through this Assignment, under the Equipment Agreements, the Space Leases and or the Entitlements, or relating to the Rents and Revenues.

11.    Assignor covenants and represents that it has the full right and title to assign the Equipment Agreements, the Space Leases, the Entitlements, the Rents and Revenues; that no other assignments of its interests in the Equipment Agreements, Space Leases and/or the Entitlements, or of its interests in the Rents and Revenues have been made; that no notice of termination has been served on it with respect to any Equipment Agreements, the Space Leases or the Entitlements, the termination of which would be reasonably likely to result in a Material Adverse Effect; and that there are presently no defaults existing under any of the Equipment Agreements, the Space Leases or the Entitlements, which defaults would be reasonably likely to result in a Material Adverse Effect if left uncured.

12.    The full payment of the monetary terms contained in the Indenture, Notes Purchase Agreement and the other Bond Documents and the due release and termination of the Security Documents encumbering the Real Property shall render this Assignment void. Upon such performance, release and termination, Assignee, at the written request and the expense of Assignor, will deliver either an instrument canceling this Assignment or assigning the rights of the Assignee hereunder, as Assignor shall direct.

13.    Assignor and Assignee intend that this Assignment shall be a present, absolute and unconditional assignment, subject to the license granted above, and not merely the passing of a security interest. During the term of this Assignment, neither the Equipment Agreements, the Space Leases, the Entitlements nor the Rents and Revenues shall constitute property of Assignor (or any estate of Assignor) within the meaning of 11 U.S.C. ß 541 (as it may be amended or recodified from time to time).

14.    This Assignment applies to, binds and inures to the benefit of, the parties hereto and their respective heirs, administrators, executors, successors and assigns. This Assignment must be modified or terminated in writing and may not be modified or terminated orally.

15.    All of the rights and remedies of Assignee hereunder are cumulative and not exclusive of any other right or remedy which may be provided for hereunder or under any other Bond Document. Nothing contained in this Assignment and no act done or omitted by Assignee, pursuant to its terms shall be deemed a waiver by Assignee, of any rights or remedies under the Bond Documents, and this Assignment is made and accepted without prejudice to any rights or remedies possessed by Assignee, or any of the Noteholders, under the terms of the Bond Documents. The right of the Assignee to collect the secured principal, interest, and other Indebtedness, and to enforce any security may be exercised by Assignee prior to, simultaneous with, or subsequent to any action taken under this Assignment.

16.    Upon the occurrence and during the continuance of an Event of Default, Assignor shall be deemed to have appointed and does hereby appoint Assignee the attorney-in-fact of Assignor to prepare, sign, file and or record such documents or instruments, or take such other actions, as may be reasonably necessary to perfect and preserve against third parties, the interest in the Equipment Agreements, the Space Leases, the Entitlements and Rents and Revenues which is granted to Assignee hereunder. This Assignment shall be governed, to the fullest extent permitted under applicable law, by the laws of the State of Nevada, without regard to principles of conflict of law.

17.    This Assignment may be executed in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute one and the same document.

18.    The parties hereto confirm that Section 4.30 of the Indenture is applicable to this Assignment and the other Bond Documents.

19.    In executing this Assignment and acting hereunder, the Assignee shall enjoy all the rights, protections, immunities and indemnities granted to it under the Indenture and other Collateral Documents.

20.    The invalidity or unenforceability of any provision of this Assignment will not affect the validity or enforceability of any other provision and all other provisions will remain in full force and effect.

21.    Notwithstanding anything herein to the contrary, this Assignment is subject to the Uniform Assignment of Rents Act, Nevada Revised Statutes ("NRS") Chapter 107A, and the Uniform Power of Attorney Act, NRS 162A.200, et seq.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed the foregoing instrument on the date of the acknowledgment of their respective signatures below, to be effective as of the date first above written.

ASSIGNOR:                        STOCKMAN’S CASINO,
a Nevada corporation

By:
Name:
Title:

STATE OF ________________
COUNTY OF _____________

Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of ______________________, 2018, within my jurisdiction, the within named ______________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed in the above and foregoing instrument and acknowledged that he/she executed the same in his/her representative capacity, and that by his/her signature on the instrument, and as the act and deed of the entity(ies) upon behalf of which he/she acted, executed the above and foregoing instrument, after first having been duly authorized so to do.

Notary Public
My Commission Expires:

IN WITNESS WHEREOF, the parties have executed the foregoing instrument on the date of the acknowledgment of their respective signatures below, to be effective as of the date first above written.

ASSIGNEE:	WILMINGTON TRUST, NATIONAL ASSOCIATION
as Collateral Agent

By:
Name:
Title:

STATE OF MINNESOTA        )
) ss.
COUNTY OF HENNEPIN    )

Before me, a Notary Public in and for the state and county above, personally appeared ___________, the _____________ of __________, which is the ____________ of Wilmington Trust, National Association, who acknowledged execution of the foregoing Mortgage.

WITNESS my hand and Notarial Seal this ____ day of ___________, 2018.

My commission expires: ________________
Resident of ________ County, Minnesota            ______________________
NOTARY PUBLIC

EXHIBIT "A"

LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF CHURCHILL, STATE OF NEVADA, AND IS DESCRIBED AS FOLLOWS:

Parcel 1:

Parcels One (1) and Two (2) of the Parcel Map for James R. Peters, as trustee under the James R. Peters Family Trust Agreement recorded on March 1, 2005, under Document No. 368694, Official Records, Churchill County, Nevada.

Parcel 2:

An easement for the operation, maintenance, repair and replacement of an existing outdoor advertising structure as set forth in a Grant of Easement recorded February 20, 2008 as Document No. 398393 of Official Records.

Parcel 3:

A non-exclusive reciprocal easement for access and parking purposes as set forth in that certain Grant of Reciprocal Easements recorded February 20, 2008 as Document No. 398394 of Official Records.

APN(s): 001-231-72, 001-231-74

Exhibit H to Notes Purchase Agreement

Environmental Indemnity Agreements

FIRST LIEN ENVIRONMENTAL AGREEMENT
(BRONCO BILLY'S CASINO)

THIS FIRST LIEN ENVIRONMENTAL AGREEMENT, dated as of February __, 2018 (as supplemented, modified, amended, extended and restated from time to time, the "Agreement") by FHR-COLORADO LLC, a Nevada limited liability company ("Indemnitor"), for the benefit of WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent (the "Collateral Agent").

RECITALS

A.    Indemnitor is the owner or lessee of the real property which is situated in the County of Teller, State of Colorado and which is more particularly described on Exhibit A and Exhibit A-1 attached hereto (the "Land").

B.    All references herein to the "Real Property" shall be to: (i) the Land; (ii) all buildings and improvements located on or adjacent to, or used in connection with, the Land and in which Indemnitor now owns, or hereafter acquires, an interest (the "Adjacent Property"); and (iii) all tenements, hereditaments and appurtenances to the Land or the Adjacent Property.

C.    As of the date hereof, Indemnitor and others have executed that certain Guaranty Agreement for the benefit of Assignee (the "Guaranty"), which Guaranty guarantees the obligations of Full House Resorts, Inc. (the "Borrower"), an affiliate of Indemnitor, arising out of the Indenture and Notes Purchase Agreement (each as defined below).

D.    As of the date hereof, Borrower has executed that certain Notes Purchase Agreement among Borrower, Guarantors (as defined therein) and the Purchasers party thereto from time to time (the "Purchasers") (as supplemented, modified, amended, extended or restated from time to time, the "Notes Purchase Agreement") pursuant to which, among other things, the Borrower agrees to issue to the Purchasers Senior Secured Notes due in 2024 in the maximum aggregate principal amount of One Hundred Million Dollars ($100,000,000.00) (the "Notes") and that certain Indenture dated as of the date hereof, executed by Borrower, the Guarantors, Wilmington Trust, National Association, as trustee, and Collateral Agent (as supplemented, modified, amended, extended or restated from time to time) pursuant to which Borrower has authorized the issuance of the Notes (the "Indenture") to the registered holders thereof.

E.    To secure all obligations arising under the Guaranty, Indemnitor has executed that certain First Lien Deed of Trust, Leasehold Deed of Trust, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents which is executed concurrently, or substantially concurrent, herewith, by Indemnitor as trustor in favor of Collateral Agent as beneficiary (as supplemented, modified, amended, extended and restated from time to time, the "Deed of Trust") encumbering certain property owned by Indemnitor.

1.    DEFINITIONS:

1.1    In this Agreement all capitalized words and terms shall have the respective meanings and be construed herein as provided in the Indenture, and any reference to a provision of the Indenture shall be deemed to incorporate that provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.

1.2    The term "Environmental Laws" shall mean the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976. 42 U.S.C. Section 6901 et seq.; the Comprehensive Environment Response, Compensation and Liability Act of 1980 (including the Superfund Amendments and Reauthorization Act of 1986, "CERCLA"), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, 29 U.S.C. Section 651; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; and all other governmental rules relating to the protection of human health and safety and the environment, including all governmental rules pertaining to the reporting, Licensing, permitting, transportation, storage, disposal, investigation or remediation of emissions, discharges, Releases, or threatened Releases of Hazardous Materials into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of Hazardous Materials.

1.3    The term "Hazardous Material" or "Hazardous Materials" shall mean all pollutants, contaminants and other materials, substances and wastes which are hazardous, toxic or caustic to the environment, including petroleum and petroleum products and byproducts, radioactive materials, asbestos, polychlorinated biphenyls and all materials, substances and wastes which are classified or regulated as "hazardous," "toxic" or similar descriptions under any Environmental Law.

1.4    The term "Release" shall mean any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including, without limitation, the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), or into or out of any Real Property, structure, vessel or vehicle, including, without limitation, the movement of any Hazardous Materials into or through the air, soil, surface water, groundwater or other property.

2.    INDEMNITOR'S REPRESENTATIONS.

2.1    To the best of Indemnitor's knowledge, (i) there has been no Release onto, under, into or from the Real Property; (ii) there are no Hazardous Materials in, on, under or from the Real Property and there is no facility or underground storage tanks in, on or under the Real Property which is used for the generation, manufacture, treatment, storage, placing or disposal of any Hazardous Material except for cleaning solvents, gasoline and other petroleum products, pesticides and other chemicals and materials, all of which is: (a) used in the normal maintenance and operation of the Indemnitor's business as contemplated under the Indenture; and (b) properly stored and utilized in accordance with all Environmental Laws; and (iii) to Indemnitor's knowledge, no toxic mold is located in the improvements on the Real Property which requires any material remediation by environmental or industrial hygiene professionals.

2.2    Indemnitor has not received any written summons, claim, citation, directive, letter or other written communication from any third party alleging any material liability or obligation in respect of the Real Property arising under Environmental Law. There has been no actual or threatened litigation, or written claims of any kind by any Person or Governmental Authority relating to the Real Property and threat of any Release of Hazardous Materials migrating to the Real Property or violation of Environmental Laws.

2.3    All improvements on the Real Property were developed and constructed in compliance with all applicable Environmental Laws.

3.    COVENANTS.

3.1    Compliance with Environmental Laws. Indemnitor shall comply and cause all uses and operations on or of the Real Property to comply, in all material respects, with all Environmental Laws and orders of any Governmental Authorities having jurisdiction over the Real Property with respect to administration or enforcement of any Environmental Laws and shall obtain, keep in effect and comply with all governmental permits and authorizations required by Environmental Laws with respect to any of its operations at, and use by it, of the Real Property. Upon the request of Collateral Agent, Indemnitor shall furnish Collateral Agent with copies of all such permits and authorizations and any amendments or renewals thereof that are in possession or control of the Indemnitor or are reasonably available to the Indemnitor and shall notify Collateral Agent of any expiration or revocation of such permits or authorizations; unless such permits and authorizations are timely renewed. Indemnitor shall also furnish Collateral Agent with all material citations, notices, summonses, or other communications which are received by it from any Governmental Authority pursuant to, or in connection with the enforcement of, any Environmental Law.

3.2    Investigatory and Remedial Action. Indemnitor, at its expense, shall undertake any and all preventative, investigatory or remedial action (including emergency response, removal, containment and other remedial action): (a) that it is required to undertake by any applicable Environmental Laws or orders of any Governmental Authority having jurisdiction over the Real Property with respect to administration or enforcement of any Environmental Laws (unless the enforceability of any such order has been stayed by a court or Governmental Authority of competent jurisdiction and such stay remains in effect, or such requirement is being contested in good faith by Indemnitor and Indemnitor maintains adequate reserves determined in accordance with GAAP, for the required undertaking); or (b) that is reasonably necessary to minimize material property damage (including damage to Indemnitor's own property), material personal injury or material damage to the environment, or the threat of any such damage or injury, by Releases of or exposure to Hazardous Materials in connection with the occupation or operation of the Real Property to the extent required by Environmental Laws. In the event Indemnitor fails to perform any of its obligations under this Section 3.2, after reasonable demand by Collateral Agent, Collateral Agent may (but shall not be required or under any obligation or duty to) perform such obligations at Indemnitor's expense, and except as limited by Gaming Laws, Indemnitor shall permit the Collateral Agent to enter into and upon the Real Property for the purpose of performing such obligations of Indemnitor. All such reasonable costs and expenses incurred by Collateral Agent under this section and otherwise under this Agreement shall be reimbursed by Indemnitor to Collateral Agent upon Collateral Agent submitting an accounting of such costs and expenses and making demand for the payment thereof with interest at the Applicable Rate specified in the Indenture. In performing any such obligations of Indemnitor, Collateral Agent shall not by reason of such performance be deemed to be assuming any responsibility of Indemnitor under any Environmental Law or to any third party. If Indemnitor fails to act after reasonable demand by Collateral Agent, Indemnitor shall be deemed to and does hereby irrevocably appoint Collateral Agent as its attorney-in-fact with full power to perform such of Indemnitor's obligations under this Section 3.2 as Collateral Agent deems necessary and appropriate.

4.    NOTICES. REPORTS AND INSPECTIONS

4.1    Notices. Indemnitor shall provide all notices required under this Agreement in the manner, and within the time period(s), which are set forth in the Indenture.

4.2    Access to Records. Indemnitor shall deliver to Collateral Agent, at the written request of Collateral Agent, non-privileged, non-confidential, final copies of any and all documents in its possession or to which it has access relating to: (i) Hazardous Materials or Environmental Laws; and (ii) the Real Property or operations conducted on the Real Property; including, without limitation results of laboratory analysis, site assessments or studies, environmental audit reports and other consultants' studies and reports.

4.3    Inspections. Except as limited by Gaming Laws and Indemnitor's approved system of internal controls governing mandatory count procedures and the persons who may participate therein, Collateral Agent reserves the right to inspect and investigate the Real Property and the operations conducted thereon at Indemnitor's expense and subject to the reasonable rights of Indemnitor's tenants, subtenants and other occupants of the Real Property, from time to time upon reasonable prior written notice to Indemnitor and to perform such tests as would be reasonable under the circumstances, and Indemnitor shall cooperate fully with Collateral Agent in such inspection, investigations and tests. All such inspections, investigations and tests shall be: (i) conducted in a manner which does not unreasonably interfere with the businesses and the operations at the Real Property; and (ii) for Collateral Agent's purposes only and shall not be construed to create any liability or responsibility on the part of Collateral Agent to Indemnitor or to any other Person. If Collateral Agent at any time reasonably believes that Indemnitor or any tenants or other occupants of the Real Property are failing to comply in any material respect with the requirements of this Agreement or requirements of Environmental Laws, or that a material Release of Hazardous Materials has occurred onto, under, into or from the Real Property, Collateral Agent may require Indemnitor to furnish Collateral Agent at Indemnitor's expense an environmental audit or a site assessment related reasonably to the failure or Release. Such audit or assessment shall be performed at Indemnitor's expense by a qualified consultant reasonably approved by Collateral Agent and shall be delivered to both Indemnitor and Collateral Agent upon completion.

5.    INDEMNIFICATION. Indemnitor agrees to and does hereby indemnify, protect, defend and save harmless each of the Trustee, Collateral Agent and Noteholders and their respective trustees, officers, employees, agents, attorneys and shareholders (individually an "Indemnified Party" and collectively the "Indemnified Parties") from and against any and all losses, damages, expenses or liabilities of any kind or nature from any investigations, suits, claims, demands or other proceedings, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with:

(a)    any investigatory or remedial action instituted under or required by Environmental Laws or by orders of any Governmental Authority having jurisdiction under any Environmental Laws: (i) involving presently existing or future contamination of any of the Real Property with Hazardous Materials; or (ii) involving past, present or future operations conducted on the Real Property; or

(b)    any claims of any Person or Governmental Authority (including, without limitation any Person or Governmental Authority responsible for environmental remediation), for injury to any Person whatsoever or for damage to any property or waterway or natural resource arising out of, in connection with or in any way relating to: (i) the breach of any covenants of Indemnitor contained in this Agreement; (ii) any past, present or future violation of any Environmental Laws, by any Person, on any of the Real Property, or in connection with operation of any of the Real Property; (iii) any condition or circumstance, the existence of which causes any representation by Indemnitor under this Agreement to be materially incorrect; (iv) any past, present or future use, treatment, storage, generation, manufacture, Release, or transport of Hazardous Materials by any Person, onto, under, into or from or to any of the Real Property; (v) any past, present or future Release (regardless of which Person, if any, may be responsible for such Release) onto, under, into or from, any of the Real Property; or (vi) the use, treatment, storage, generation, manufacture, Release, or transport of Hazardous Materials or Release at, onto, under, into or from or to any of the Real Property; or

(c)    any presently existing, or future contamination of any of the Real Property by Hazardous Materials by any means whatsoever or the contamination of any Real Property or waterway as a result of any past, present or future Release from or in connection with the operation of, any of the Real Property;

provided, however, Indemnitor shall not be obligated to indemnify, protect, defend or save harmless an Indemnified Party if, and to the extent, the loss, damage, expense or liability was caused by: (a) the gross negligence or willful misconduct of such Indemnified Party as determined by the final judgement of a court of competent jurisdiction, no longer subject to appeal or review. In case any action shall be brought by a third party against any Indemnified Party based upon any of the above and in respect to which indemnity may be sought against Indemnitor, Collateral Agent shall promptly notify Indemnitor in writing (provided that failure to so notify shall not relieve Indemnitor of its obligations hereunder), and Indemnitor may, subject to the approval of the Collateral Agent (which approval shall not be unreasonably withheld) assume the defense thereof. The Trustee and Collateral Agent shall have the right to employ separate counsel in any such action and to participate in the defense thereof at Indemnitor's expense. Indemnitor shall not be liable for any settlement of any such action effected without its consent (which consent shall not be unreasonably withheld), but if settled with Indemnitor's consent, or if there is a final judgment for the claimant in any such action, Indemnitor agrees to indemnify, defend and save harmless such Indemnified Parties from and against any loss or liability by reason of such settlement or judgment.

6.    PAYMENT; FULL RECOURSE TO INDEMNITOR. The Indemnified Parties shall have full recourse to Indemnitor for those liabilities, losses, claims, damages and expenses for which said Indemnified Parties are indemnified under this Agreement. Indemnified Parties and Indemnitor intend that Indemnified Parties shall have full recourse to Indemnitor for any sum at any time due to Indemnified Parties under this Agreement. In addition to any remedy available for failure to pay such amounts, such amounts shall bear interest from the date due until payment in full at the Applicable Rate as set forth in the Indenture.

7.    ACCEPTANCE; NO WAIVER. Indemnitor waives any acceptance of this Agreement by Collateral Agent or any of the other Indemnified Parties. The failure of Collateral Agent, or any other Indemnified Party, to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against Collateral Agent or any of the other Indemnified Parties, nor excuse Indemnitor from its obligations hereunder. Any waiver of such right or remedy must be in writing and signed by Collateral Agent and the applicable Indemnified Party. This indemnity may be enforced at law and/or in equity. Remedies include, but are not limited to, actions for damages and/or specific performance.

8.    SURVIVAL. Indemnitor's obligations and liability, with respect to any breach of its covenants under this Agreement and with respect to indemnification under Section 5 hereof shall survive: (i) complete satisfaction of all of Indemnitor's obligations under the Bond Documents (other than this Agreement); (ii) any foreclosure, whether judicial or nonjudicial, of the Real Property; and (iii) any deed or other conveyance of the Real Property, in lieu of such foreclosure. Such obligations and liability of Indemnitor shall be for the benefit of Collateral Agent and all Indemnified Parties including, without limitation: (i) any successor to Collateral Agent as holder of any security interest in any of the Real Property or in any portion thereof, or as the holder of any of the indebtedness secured thereby; and (ii) any successor to Collateral Agent as owner of the Real Property, or any portion thereof, following foreclosure or a deed or other conveyance in lieu of foreclosure.

9.    OBLIGATIONS SEPARATE AND UNSECURED. It is expressly intended that none of the obligations of Indemnitor hereunder are to be secured by the Deed of Trust, or any of the other Security Documentation. The obligations of Indemnitor under this Agreement are separate from and in addition to the obligations under the Guaranty and the obligations under the Deed of Trust and other Bond Documents. The liability of Indemnitor under this Agreement shall not be limited to or measured by the amount of such indebtedness or obligations; nor shall it be limited to, or measured by, the value of the Real Property. Indemnitor shall be fully and personally jointly and severally liable for all obligations of Indemnitor under this Agreement and a separate action may be brought and prosecuted against Indemnitor under this Agreement. Indemnitor waives the right to assert any statute of limitations as a bar to the enforcement of this Agreement or to an action brought to enforce this Agreement. This Agreement shall not affect, impair or waive any rights or remedies of Collateral Agent or any obligations of Indemnitor with respect to Hazardous Materials, where such rights, remedies or obligations are created or imposed by Environmental Laws (including. without limitation, Collateral Agent's rights of reimbursement or contribution under Environmental Laws). The remedies in this Agreement are cumulative and in addition to all remedies provided by law.

10.    CHOICE OF LAW. The terms of this Agreement shall be governed, in all respects, by the internal laws of the State of Colorado without regard to the principles of conflicts of law.

11.    BOND DOCUMENT. This Agreement is a Bond Document under the Indenture.

12.    SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision and all other provisions will remain in full force and effect.

13.    APPLICATION OF GAMING LAWS. The parties hereto confirm that Section 4.30 of the Indenture is applicable to this Agreement and the other Bond Documents.

[Signature on following page]

IN WITNESS WHEREOF, Indemnitor has executed the foregoing instrument as of the date first above written.

INDEMNITOR:                        FHR-COLORADO LLC,
a Nevada limited liability company

By:
Name:
Title:

EXHIBIT A

LEGAL DESCRIPTION

Parcel One:

The surface only of: Lot 34R, Block 17,
Fremont, now known as Cripple Creek, (Exemption Plat recorded September 12, 1991 at Reception No. 0389288) County of Teller, State of Colorado

Parcel Two:

Lots 36, 37, 38, 39 and 40, Block 17,
Fremont, now known as Cripple Creek,
County of Teller, State of Colorado

Parcel Three:

Lot 1, Bronco Billy's Subdivision, Filing No. 1, recorded August 28, 2008 at Reception No. 520305, Surveyors Statement recorded June 30, 2009 at Reception No. 627720
County of Teller,
State of Colorado

Parcel Four:

Lots 5, 6, 7 and 8 and Lots 55, 56, 57, 58, 59 and 60, Block 7, except the easterly 65 feet of said Lots 57, 58, 59 and 60, First Addition to Cripple Creek, Teller County, State of Colorado, together with the Easterly half of the vacated alley adjacent to said Lots 5, 6, 7 and 8, and Westerly half of vacated alley adjacent to said Lots 55 and 56, as shown in Ordinance No. 1987-3 recorded March 8, 1991 in Book 547 at Page 327

And

The surface only of: The East 65 feet of Lots 57, 58, 59 and 60, Block 7, First Addition to Cripple Creek, Teller County, State of Colorado, together with the Westerly half of vacated alley adjacent to said Lots 55 and 56, as shown in Ordinance No. 1987-3 recorded March 8, 1991 in Book 547 at Page 327

Parcel Five:

Intentionally Deleted

Parcel Six:

The South 25 feet of Lot 8, Block 16,
Fremont, now known as Cripple Creek,
County of Teller,
State of Colorado

EXHIBIT A-1

LEGAL DESCRIPTION OF GROUND LEASED PROPERTY

Parcel Seven:

A Leasehold Estate created by Lease created by and between Cripple Creek Development Co., a Colorado corporation and Blue Building Development, Inc., a Wyoming corporation, as lessor and The Pioneer Group Inc., a Colorado corporation, as lessee recorded February 2, 2015 at Reception No. 677136, Assignment and Assumption Agreement (Brokley Ground Lease) as Recorded May13, 2016 at Reception No. 688123, upon and subject to all of the conditions therein contained, leasing the following described property:

Parcel A:
Lots 29 and 30, Block 8,
Fremont (now Cripple Creek),
County of Teller, State of Colorado.

Parcel B:
Lots 31 through 34, Block 8,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel C:
Lots 35 and 36, Block 8,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel D:
Lots 8 and 9, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel E:
The West 12 1/2 feet of Lot 5 and all of Lot 6, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel F:
The North 46 feet of Lots 1, 2, and 3,
The North 46 feet of the East 8 feet of Lot 4,
The North 50 feet of the West 17 feet of Lot 4,
The North 50 feet of the East 12 1/2 feet of Lot 5,
Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel G:
The South 29 feet of the North 75 feet of Lots 1, 2, and 3;
The South 29 feet of the North 75 feet of the East 8 feet of Lot 4;
The South 25 feet of the North 75 feet of the West 17 feet of Lot 4;
The South 25 feet of the North 75 feet of the East 12 1/2 feet of Lot 5;
All in Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel H:
The South 50 feet of Lots 1 through 4, and
The South 50 feet of the East 12 1/2 feet of Lot 5,

Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel I:
Lot 7, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel J:
Lot 10, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel K:
Lot 11, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel L:
Lot 12, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel M:
Lot 13, Block 17,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel N:
Lot 21R, Block 16,
Fremont (now Cripple Creek), Amended February 27, 1992 in Plat Book L at Page 39,
County of Teller, State of Colorado

Parcel O:
Lot 17R, Block 16,
Fremont (now Cripple Creek) Replat No. 1, according to the Map recorded May 24, 1994 in Plat Book M at Page 65,
County of Teller, State of Colorado.

Parcel P:
Lot 25, Block 16,
Fremont (now Cripple Creek),
County of Teller, State of Colorado

Parcel Eight

Lots 25 through 33, inclusive, Block 9,
Fremont (now Cripple Creek)
County of Teller, State of Colorado

FIRST LIEN ENVIRONMENTAL AGREEMENT
(RISING STAR CASINO)

THIS FIRST LIEN ENVIRONMENTAL AGREEMENT, dated as of February __, 2018 (as supplemented, modified, amended, extended and restated from time to time, the "Agreement") by GAMING ENTERTAINMENT (INDIANA) LLC, a Nevada limited liability company ("Indemnitor"), for the benefit of WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent (the "Collateral Agent").
RECITALS
A.Indemnitor is the owner or lessee of the real property which is situated in the County of Ohio, State of Indiana and which is more particularly described on Exhibit A attached hereto (the "Land").

B.All references herein to the "Real Property" shall be to: (i) the Land; (ii) all buildings and improvements located on or adjacent to, or used in connection with, the Land and in which Indemnitor now owns, or hereafter acquires, an interest (the "Adjacent Property"); and (iii) all tenements, hereditaments and appurtenances to the Land or the Adjacent Property.

C.As of the date hereof, Indemnitor and others have executed that certain Guaranty Agreement for the benefit of Assignee (the "Guaranty"), which Guaranty guarantees the obligations of Full House Resorts, Inc. (the "Borrower"), an affiliate of Indemnitor, arising out of the Indenture and Notes Purchase Agreement (each as defined below).

D.As of the date hereof, Borrower has executed that certain Notes Purchase Agreement among Borrower, Guarantors (as defined therein) and the Purchasers party thereto from time to time (the "Purchasers") (as supplemented, modified, amended, extended or restated from time to time, the "Notes Purchase Agreement") pursuant to which, among other things, the Borrower agrees to issue to the Purchasers Senior Secured Notes due in 2023 in the maximum aggregate principal amount of One Hundred Million Dollars ($100,000,000.00) (the "Notes") and that certain Indenture dated as of the date hereof, executed by Borrower, the Guarantors, Wilmington Trust, National Association, as trustee and Collateral Agent (as supplemented, modified, amended, extended or restated from time to time) pursuant to which Borrower has authorized the issuance of the Notes (the "Indenture") to the registered holders thereof.

E.To secure all obligations arising under the Guaranty, Indemnitor has executed that certain First Lien Mortgage, Leasehold Mortgage, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents which is executed concurrently, or substantially concurrent, herewith, by Indemnitor as trustor in favor of Collateral Agent as beneficiary (as supplemented, modified, amended, extended and restated from time to time, the "Mortgage") encumbering certain property owned by Indemnitor.

1.	DEFINITIONS:

1.1    In this Agreement all capitalized words and terms shall have the respective meanings and be construed herein as provided in the Indenture, and any reference to a provision of the Indenture shall be deemed to incorporate that provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.
1.2    The term "Environmental Laws" shall mean the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976. 42 U.S.C. Section 6901 et seq.; the Comprehensive Environment Response, Compensation and Liability Act of 1980 (including the Superfund Amendments and Reauthorization Act of 1986, "CERCLA"), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, 29 U.S.C. Section 651; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; and all other governmental rules relating to the protection of human health and safety and the environment, including all governmental rules pertaining to the reporting, Licensing, permitting, transportation, storage, disposal, investigation or remediation of emissions, discharges, Releases, or threatened Releases of Hazardous Materials into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of Hazardous Materials.

1.3    The term "Hazardous Material" or "Hazardous Materials" shall mean all pollutants, contaminants and other materials, substances and wastes which are hazardous, toxic or caustic to the environment, including petroleum and petroleum products and byproducts, radioactive materials, asbestos, polychlorinated biphenyls and all materials, substances and wastes which are classified or regulated as "hazardous," "toxic" or similar descriptions under any Environmental Law.
1.4    The term "Release" shall mean any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including, without limitation, the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), or into or out of any Real Property, structure, vessel or vehicle, including, without limitation, the movement of any Hazardous Materials into or through the air, soil, surface water, groundwater or other property.
2.    INDEMNITOR’S REPRESENTATIONS.

2.1    (i) There has been no Release onto, under, into or from the Real Property; (ii) there are no Hazardous Materials in, on, under or from the Real Property and there is no facility or underground storage tanks in, on or under the Real Property which is used for the generation, manufacture, treatment, storage, placing or disposal of any Hazardous Material except for cleaning solvents, gasoline and other petroleum products, pesticides and other chemicals and materials, all of which is: (a) used in the normal maintenance and operation of the Indemnitor's business as contemplated under the Indenture; and (b) properly stored and utilized in accordance with all Environmental Laws; and (iii) to Indemnitor’s knowledge, no toxic mold is located in the improvements on the Real Property which requires any material remediation by environmental or industrial hygiene professionals.
2.2    Indemnitor has not received any written summons, claim, citation, directive, letter or other written communication from any third party alleging any material liability or obligation in respect of the Real Property arising under Environmental Law. There has been no actual or threatened litigation, or written claims of any kind by any Person or Governmental Authority relating to the Real Property and threat of any Release of Hazardous Materials migrating to the Real Property or violation of Environmental Laws.
2.3    All improvements on the Real Property were developed and constructed in compliance with all applicable Environmental Laws.
3.    COVENANTS.
3.1    Compliance with Environmental Laws. Indemnitor shall comply and cause all uses and operations on or of the Real Property to comply with all Environmental Laws and orders of any Governmental Authorities having jurisdiction over the Real Property with respect to administration or enforcement of any Environmental Laws and shall obtain, keep in effect and comply with all governmental permits and authorizations required by Environmental Laws with respect to any of its operations at, and use by it, of the Real Property. Upon the request of Collateral Agent, Indemnitor shall furnish Collateral Agent with copies of all such permits and authorizations and any amendments or renewals thereof that are in possession or control of the Indemnitor or are reasonably available to the Indemnitor and shall notify Collateral Agent of any expiration or revocation of such permits or authorizations; unless such permits and authorizations are timely renewed. Indemnitor shall also furnish Collateral Agent with all material citations, notices, summonses, or other communications which are received by it from any Governmental Authority pursuant to, or in connection with the enforcement of, any Environmental Law.
3.2    Investigatory and Remedial Action. Indemnitor, at its expense, shall undertake any and all preventative, investigatory or remedial action (including emergency response, removal, containment and other remedial action): (a) that it is required to undertake by any applicable Environmental Laws or orders of any Governmental Authority having jurisdiction over the Real Property with respect to administration or enforcement of any Environmental Laws or (b) that is reasonably necessary to minimize material property damage (including damage to Indemnitor's own property), material personal injury or material damage to the environment, or the threat of any such damage or injury, by Releases of or exposure to Hazardous Materials in connection with the occupation or operation of the Real Property to the extent required by Environmental Laws. In the event Indemnitor fails to perform any of its obligations under this Section 3.2, after reasonable demand by Collateral Agent, Collateral Agent may (but shall not be required or under any obligation or duty to) perform such obligations at Indemnitor's expense, and except as limited by Gaming Laws, Indemnitor shall permit the Collateral Agent to enter into and upon the Real Property for the purpose of performing such obligations of Indemnitor. All such reasonable costs and expenses incurred by Collateral Agent under this section and otherwise under this Agreement shall be reimbursed by Indemnitor to Collateral Agent upon Collateral Agent submitting an accounting of such costs and expenses and making demand for the payment thereof with interest at the Applicable Rate specified in the Indenture. In performing any such obligations of Indemnitor, Collateral Agent shall not by reason of such performance be deemed to be assuming any responsibility of Indemnitor under any Environmental Law or to any third party. If Indemnitor fails to act after reasonable demand by Collateral Agent, Indemnitor shall be deemed to and does hereby irrevocably appoint Collateral Agent as its attorney-in-fact with full power to perform such of Indemnitor’s obligations under this Section 3.2 as Collateral Agent deems necessary and appropriate.
4.    NOTICES. REPORTS AND INSPECTIONS

4.1    Notices. Indemnitor shall provide all notices required under this Agreement in the manner, and within the time period(s), which are set forth in the Indenture.

4.2    Access to Records. Indemnitor shall deliver to Collateral Agent, at the written request of Collateral Agent, non-privileged, non-confidential, final copies of any and all documents in its possession or to which it has access relating to: (i) Hazardous Materials or Environmental Laws; and (ii) the Real Property or operations conducted on the Real Property; including, without limitation results of laboratory analysis, site assessments or studies, environmental audit reports and other consultants' studies and reports.
4.3    Inspections. Except as limited by Gaming Laws and Indemnitor's approved system of internal controls governing mandatory count procedures and the persons who may participate therein, Collateral Agent reserves the right to inspect and investigate the Real Property and the operations conducted thereon at Indemnitor’s expense and subject to the reasonable rights of Indemnitor's tenants, subtenants and other occupants of the Real Property, from time to time upon reasonable prior written notice to Indemnitor and to perform such tests as would be reasonable under the circumstances, and Indemnitor shall cooperate fully with Collateral Agent in such inspection, investigations and tests. All such inspections, investigations and tests shall be: (i) conducted in a manner which does not unreasonably interfere with the businesses and the operations at the Real Property; and (ii) for Collateral Agent's purposes only and shall not be construed to create any liability or responsibility on the part of Collateral Agent to Indemnitor or to any other Person. If Collateral Agent at any time reasonably believes that Indemnitor or any tenants or other occupants of the Real Property are failing to comply with the requirements of this Agreement or requirements of Environmental Laws, or that a Release of Hazardous Materials has occurred onto, under, into or from the Real Property, Collateral Agent may require Indemnitor to furnish Collateral Agent at Indemnitor's expense an environmental audit or a site assessment related reasonably to the failure or Release. Such audit or assessment shall be performed at Indemnitor's expense by a qualified consultant reasonably approved by Collateral Agent and shall be delivered to both Indemnitor and Collateral Agent upon completion.
5.    INDEMNIFICATION. Indemnitor agrees to and does hereby indemnify, protect, defend and save harmless each of the Trustee, Collateral Agent and Noteholders and their respective trustees, officers, employees, agents, attorneys and shareholders (individually an "Indemnified Party" and collectively the "Indemnified Parties") from and against any and all losses, damages, expenses or liabilities of any kind or nature from any investigations, suits, claims, demands or other proceedings, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with:
(a)    any investigatory or remedial action instituted under or required by Environmental Laws or by orders of any Governmental Authority having jurisdiction under any Environmental Laws: (i) involving presently existing or future contamination of any of the Real Property with Hazardous Materials; or (ii) involving past, present or future operations conducted on the Real Property; or
(b)    any claims of any Person or Governmental Authority (including, without limitation any Person or Governmental Authority responsible for environmental remediation), for injury to any Person whatsoever or for damage to any property or waterway or natural resource arising out of, in connection with or in any way relating to: (i) the breach of any covenants of Indemnitor contained in this Agreement; (ii) any past, present or future violation of any Environmental Laws, by any Person, on any of the Real Property, or in connection with operation of any of the Real Property; (iii) any condition or circumstance, the existence of which causes any representation by Indemnitor under this Agreement to be incorrect; (iv) any past, present or future use, treatment, storage, generation, manufacture, Release, or transport of Hazardous Materials by any Person, onto, under, into or from or to any of the Real Property; (v) any past, present or future Release (regardless of which Person, if any, may be responsible for such Release) onto, under, into or from, any of the Real Property; or (vi) the use, treatment, storage, generation, manufacture, Release, or transport of Hazardous Materials or Release at, onto, under, into or from or to any of the Real Property; or
(c)    any presently existing, or future contamination of any of the Real Property by Hazardous Materials by any means whatsoever or the contamination of any Real Property or waterway as a result of any past, present or future Release from or in connection with the operation of, any of the Real Property;

provided, however, Indemnitor shall not be obligated to indemnify, protect, defend or save harmless an Indemnified Party if, and to the extent, the loss, damage, expense or liability was caused by: (a) the gross negligence or willful misconduct of such Indemnified Party as determined by the final judgement of a court of competent jurisdiction, no longer subject to appeal or review. In case any action shall be brought by a third party against any Indemnified Party based upon any of the above and in respect to which indemnity may be sought against Indemnitor, Collateral Agent shall promptly notify Indemnitor in writing (provided that failure to so notify shall not relieve Indemnitor of its obligations hereunder, and Indemnitor may, subject to the approval of the Collateral Agent (which approval shall not be unreasonably withheld) assume the defense thereof. The Trustee and Collateral Agent shall have the right to employ separate counsel in any such action and to participate in the defense thereof at Indemnitor’s expense. Indemnitor shall not be liable for any settlement of any such action effected without its consent (which consent shall not be unreasonably withheld), but if settled with Indemnitor's consent, or if there is a final judgment for the claimant in any such action, Indemnitor agrees to indemnify, defend and save harmless such Indemnified Parties from and against any loss or liability by reason of such settlement or judgment.
6.    PAYMENT; FULL RECOURSE TO INDEMNITOR. The Indemnified Parties shall have full recourse to Indemnitor for those liabilities, losses, claims, damages and expenses for which said Indemnified Parties are indemnified under this Agreement. Indemnified Parties and Indemnitor intend that Indemnified Parties shall have full recourse to Indemnitor for any sum at any time due to Indemnified Parties under this Agreement. In addition to any remedy available for failure to pay such amounts, such amounts shall bear interest from the date due until payment in full at the Applicable Rate as set forth in the Indenture.

7.    ACCEPTANCE; NO WAIVER. Indemnitor waives any acceptance of this Agreement by Collateral Agent or any of the other Indemnified Parties. The failure of Collateral Agent, or any other Indemnified Party, to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against Collateral Agent or any of the other Indemnified Parties, nor excuse Indemnitor from its obligations hereunder. Any waiver of such right or remedy must be in writing and signed by Collateral Agent and the applicable Indemnified Party. This indemnity may be enforced at law and/or in equity. Remedies include, but are not limited to, actions for damages and/or specific performance.

8.    SURVIVAL. Indemnitor's obligations and liability, with respect to any breach of its covenants under this Agreement and with respect to indemnification under Section 5 hereof shall survive: (i) complete satisfaction of all of Indemnitor's obligations under the Bond Documents (other than this Agreement); (ii) any foreclosure, whether judicial or nonjudicial, of the Real Property; and (iii) any deed or other conveyance of the Real Property, in lieu of such foreclosure. Such obligations and liability of Indemnitor shall be for the benefit of Collateral Agent and all Indemnified Parties including, without limitation: (i) any successor to Collateral Agent as holder of any security interest in any of the Real Property or in any portion thereof, or as the holder of any of the indebtedness secured thereby; and (ii) any successor to Collateral Agent as owner of the Real Property, or any portion thereof, following foreclosure or a deed or other conveyance in lieu of foreclosure.

9.    OBLIGATIONS SEPARATE AND UNSECURED. It is expressly intended that none of the obligations of Indemnitor hereunder are to be secured by the Mortgage, or any of the other Security Documentation. The obligations of Indemnitor under this Agreement are separate from and in addition to the obligations under the Guaranty and the obligations under the Mortgage and other Bond Documents. The liability of Indemnitor under this Agreement shall not be limited to or measured by the amount of such indebtedness or obligations; nor shall it be limited to, or measured by, the value of the Real Property. Indemnitor shall be fully and personally jointly and severally liable for all obligations of Indemnitor under this Agreement and a separate action may be brought and prosecuted against Indemnitor under this Agreement. Indemnitor waives the right to assert any statute of limitations as a bar to the enforcement of this Agreement or to an action brought to enforce this Agreement. This Agreement shall not affect, impair or waive any rights or remedies of Collateral Agent or any obligations of Indemnitor with respect to Hazardous Materials, where such rights, remedies or obligations are created or imposed by Environmental Laws (including. without limitation, Collateral Agent's rights of reimbursement or contribution under Environmental Laws). The remedies in this Agreement are cumulative and in addition to all remedies provided by law.

10.    CHOICE OF LAW. The terms of this Agreement shall be governed, in all respects, by the internal laws of the State of Indiana without regard to the principles of conflicts of law.
11.    BOND DOCUMENT. This Agreement is a Bond Document under the Indenture.
12.    SEVERABILITY. The invalidity or unenforceability of any provision of this Assignment will not affect the validity or enforceability of any other provision and all other provisions will remain in full force and effect.
13.    APPLICATION OF GAMING LAWS. The parties hereto confirm that Section 4.30 of the Indenture is applicable to this Agreement and the other Bond Documents.

[Signature on following page]

IN WITNESS WHEREOF, Indemnitor has executed the foregoing instrument as of the date first above written.
INDEMNITOR:                    GAMING ENTERTAINMENT (INDIANA) LLC,
a Nevada limited liability company

By:
Name:
Title:

EXHIBIT A

LEGAL DESCRIPTION

PARCEL I:

TRACT A:
BEING PART OF THE SOUTH ONE-HALF OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST; THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST, 1679 FEET (DEED) TO A P.K. NAIL IN THE CENTER OF S.R. 56 AND THE POINT OF BEGINNING; THENCE NORTH 00 DEGREES 28 MINUTES 51 SECONDS EAST ALONG THE CENTERLINE OF SAID S.R. 56, 525.02 FEET TO THE SOUTHWEST CORNER OF A 3.000 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 3.000 ACRE TRACT OF LAND THE FOLLOWING THREE COURSES; THENCE SOUTH 89 DEGREES 25 MINUTES 33 SECONDS EAST, 450.74 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 34 MINUTES 27 SECONDS EAST, 296.73 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 25 MINUTES 33 SECONDS WEST, 415.33 FEET TO THE CENTER OF SAID S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE NORTH 15 DEGREES 01 MINUTES 26 SECONDS EAST, 216.13 FEET; THENCE NORTH 11 DEGREES 46 MINUTES 07 SECONDS EAST, 92.47 FEET; THENCE NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST, 9.89 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF 40 FEET WIDE MCCONNEL LANE (RELOCATED); THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE, 180.43 FEET TO A RE-BAR; THENCE ALONG THE BOUNDARY OF A TRACT OF LAND OWNED BY THE CITY OF RISING SUN (D.R. 17. P. 171) FOLLOWING THREE COURSES; THENCE SOUTH 10 DEGREES 12 MINUTES 32 SECONDS WEST, 110.00 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 200.00 FEET TO A RE-BAR; THENCE NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST, 99.86 FEET TO A RE-BAR IN THE SOUTH RIGHT-OF-WAY LINE OF 50 FEET WIDE MCCONNEL LANE (RELOCATED); THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF- WAY LINE OF SAID 50 FOOT WIDE MCCONNEL LANE (RELOCATED), 1450.93 FEET TO A RE- BAR; THENCE NORTH 02 DEGREES 17 MINUTES 32 SECONDS EAST ALONG THE EAST RIGHT-OF-WAY LINE OF SAID MCCONNEL LANE, 278.70 FEET TO A RE-BAR MARKING THE SOUTHWEST CORNER OF A 4.938 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 4.938 ACRE TRACT OF LAND THE FOLLOWING TWO COURSES; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 416.15 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 33 MINUTES 12 SECONDS EAST 637.20 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF ORIGINAL 30 FEET WIDE MCCONNEL LANE, 100.00 FEET TO A RE-BAR MARKING THE NORTHWEST CORNER OF 6.762 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 6.762 ACRE TRACT OF LAND THE FOLLOWING FIVE COURSES: THENCE SOUTH 00 DEGREES 33 MINUTES 12 SECONDS WEST, 637.20 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 561.86 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 28 MINUTES 29 SECONDS WEST, 107.61 FEET TO A RE-BAR; THENCE NORTH 07 DEGREES 13 MINUTES 39 SECONDS EAST, 330.81 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 26 MINUTES 48 SECONDS WEST, 147.39 FEET TO THE SOUTHEAST CORNER OF A 1.044 ACRE TRACT OF LAND; THENCE NORTH 03 DEGREES 03 MINUTES 51 SECONDS WEST ALONG THE EAST LINE OF SAID LOT, 201.44 FEET TO A RE-BAR IN THE SOUTH RIGHT-OF-WAY LINE OF SAID ORIGINAL MCCONNEL LANE; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF SAID ORIGINAL LANE, 323.12 FEET TO A RE-BAR IN THE WEST BANK OF A DRAINAGE DITCH; THENCE ALONG THE WEST BANK OF SAID DRAINAGE DITCH THE FOLLOWING SIX COURSES; THENCE SOUTH 00 DEGREES 20 MINUTES 03 SECONDS EAST, 128.24 FEET TO A RE-BAR; THENCE SOUTH 02 DEGREES 25 MINUTES 41 SECONDS WEST, 132.64 FEET TO A RE-BAR; THENCE SOUTH 04 DEGREES 23 MINUTES 32 SECONDS WEST, 307.98 FEET TO A RE-BAR; THENCE SOUTH 05 DEGREES 05 MINUTES 58 SECONDS WEST, 547.73 FEET TO A RE-BAR; THENCE SOUTH 06 DEGREES 53 MINUTES 48 SECONDS WEST, 472.38 FEET TO A RE-BAR; THENCE SOUTH 06 DEGREES 42 MINUTES 25 SECONDS WEST, 448.27 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 35 MINUTES 45 SECONDS WEST ALONG THE SOUTH LINE OF SAID SECTION 35, 3057.55 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM, THE FOLLOWING DESCRIBED TRACT:
BEING PART OF THE SOUTH ONE-HALF OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF SECTION 35, T4N, R1 W; THENCE S 89 DEGREES 35' 45" E, 1679 FEET (DEED) TO A P.K. NAIL IN THE CENTER OF S.R. 56; THENCE N 00 DEGREES 28' 51"E ALONG THE CENTERLINE OF SAID S.R. 56, 525.02 FEET TO THE SOUTHWEST CORNER OF A 3.000 ACRE TRACT OF LAND; THENCE CONTINUING ALONG THE CENTERLINE OF SAID ROAD AND ALONG THE BOUNDARY OF SAID 3.000 ACRE TRACT OF LAND THE FOLLOWING FIVE COURSES: THENCE N 00 DEGREES 30' 25" E, 25.03 FEET TO A P.K NAIL; THENCE N 01 DEGREES 50' 05" E, 80.47 FEET TO A P.K. NAIL; THENCE N 05 DEGREES 37' 21" E, 71.69 FEET TO A P.K. NAIL; THENCE N 11 DEGREES 58' 14" E, 87.16 FEET TO A P.K. NAIL; THENCE N 15 DEGREES 01' 25" E, 35.65 FEET TO THE NORTHWEST CORNER OF SAID 3.000 ACRE TRACT OF LAND; THENCE CONTINUING ALONG THE CENTERLINE OF SAID ROAD THE FOLLOWING FOUR COURSES: THENCE N 15 DEGREES 01' 16" E, 216.13 FEET; THENCE N 11 DEGREES 46 07" E, 92.12 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING N 11 DEGREES 46' 07" E, 0.26 FEET; THENCE N 10 DEGREES 12' 32" E, 9.89 FEET; THENCE S 89 DEGREES 26' 48" E ALONG THE SOUTH RIGHT-OF-WAY LINE OF AN EASEMENT FOR INGRESS AND EGRESS (D.R. 17, P. 171), ALSO THE SOUTH LINE OF 40' RELOCATED MCCONNELL LANE, 180.43 FEET TO A RE-BAR; THENCE S 10 DEGREES 12' 32" W 10.14 FEET; THENCE N 89 DEGREES 26' 48" W, 180.44 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM, A PART OF THE SOUTHWEST QUARTER OF SECTION 35 TOWNSHIP 4 NORTH RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN, RANDOLPH TOWNSHIP, OHIO COUNTY, INDIANA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHWEST QUARTER OF SAID SECTION 35 THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST ALONG THE SOUTH LINE OF SAID SOUTHWEST QUARTER 1679' (DEED) TO A POINT ON THE CENTERLINE OF STATE ROUTE 56; THENCE THE FOLLOWING EIGHT (8) COURSES ALONG THE CENTERLINE OF STATE ROUTE 56 (1) NORTH 00 DEGREES 28 MINUTES 51 SECONDS EAST 252.02 FEET (2) NORTH 00 DEGREES 30 MINUTES 25 SECONDS EAST 25.03 FEET (3) NORTH 01 DEGREES 50 MINUTES 05 SECONDS EAST 80.47 FEET (4) NORTH 06 DEGREES 37 MINUTES 21 SECONDS EAST 71.69 FEET (5) NORTH 11 DEGREES 58 MINUTES 14 SECONDS EAST 87.16 FEET (6) NORTH 15 DEGREES 01 MINUTES 26 SECONDS EAST 251.78 FEET (7) NORTH 11 DEGREES 46 MINUTES 07 SECONDS EAST 92.47 FEET (8) NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST 9.89 FEET TO A POINT ON THE SOUTH LINE OF AN EASEMENT FOR INGRESS & EGRESS RECORDED IN DEED RECORD 17, PG 171; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH LINE OF SAID DEED RECORD 180.43 FEET TO THE NORTHWEST CORNER OF A PARCEL OF GROUND RECORDED IN DEED RECORD 17 PAGE 171 THENCE THE FOLLOWING THREE (3) COURSES ALONG THE WEST, SOUTH, AND EAST BOUNDARY OF SAID PARCEL (1) SOUTH 10 DEGREES 12 MINUTES 32 SECONDS WEST 110.00 FEET (2) SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST 200.00 FEET TO THE POINT OF BEGINNING (3) NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST 99.86 TO A POINT ON THE SOUTH LINE OF SAID EASEMENT FOR INGRESS AND EGRESS; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST 200.00 FEET ALONG THE SAID SOUTH LINE; THENCE SOUTH 10 DEGREES 12 MINUTES 32 SECONDS WEST 99.86 FEET THENCE NORTH 89 DEGREES 26 MINUTES 48 SECONDS WEST 200.00 FEET TO THE POINT OF BEGINNING CONTAINING 0.45 ACRES MORE OR LESS.

ALSO EXCEPTING THEREFROM, A PART OF THE SOUTHWEST QUARTER OF SECTION 35 TOWNSHIP 4 NORTH RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN RANDOLPH TOWNSHIP, OHIO COUNTY, INDIANA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHWEST QUARTER OF SAID SECTION 35 THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST ALONG THE SOUTH LINE OF SAID SOUTHWEST QUARTER 1679' (DEED) TO A POINT ON THE CENTERLINE OF STATE ROUTE 56; THENCE THE FOLLOWING EIGHT (8) COURSES ALONG THE CENTERLINE OF STATE ROUTE 56 (1) NORTH 00 DEGREES 28 MINUTES 51 SECONDS EAST 252.02 FEET (2) NORTH 00 DEGREES 30 MINUTES 25 SECONDS EAST 25.03 FEET (3) NORTH 01 DEGREES 50 MINUTES 05 SECONDS EAST 80.47 FEET (4) NORTH 06 DEGREES 37 MINUTES 21 SECONDS EAST 71.69 FEET (5) NORTH 11 DEGREES 58 MINUTES 14 SECONDS EAST 87.16 FEET (6) NORTH 15 DEGREES 01 MINUTES 26 SECONDS EAST 251.78 FEET (7) NORTH 11 DEGREES 46 MINUTES 07 SECONDS EAST 92.47 FEET(8) NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST 9.89 FEET TO A POINT ON THE SOUTH LINE OF AN EASEMENT FOR INGRESS & EGRESS RECORDED IN DEED RECORD 17, PA; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH LINE OF SAID DEED RECORD 180.43 FEET TO THE NORTHWEST CORNER OF A PARCEL OF GROUND RECORDED IN DEED RECORD 17 PAGE 171; THENCE SOUTH 10 DEGREES 12 MINUTES 32 SECONDS WEST ALONG THE WEST LINE OF SAID PARCEL 10.14 FEET; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST 433.60 FEET TO THE POINT OF BEGINNING; THENCE

CONTINUING SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST 100.42 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST 111.09 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 100.42; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST 112.06 FEET TO THE POINT OF BEGINNING CONTAINING 0.26 ACRES MORE OR LESS.

TRACT B:
BEING PART OF THE SOUTH ONE-HALF OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF SECTION 35, T4N, R1W, THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST, 1679 FEET (DEED) TO A P.K. NAIL IN THE CENTER OF S.R. 56; THENCE NORTH 00 DEGREES 28 MINUTES 51 SECONDS EAST ALONG THE CENTERLINE OF SAID S.R. 56, 525.02 FEET TO THE SOUTHWEST CORNER OF A 3.000 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 3.000 ACRE TRACT OF LAND THE
FOLLOWING THREE COURSES; THENCE SOUTH 89 DEGREES 25 MINUTES 33 SECONDS EAST, 450.74 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 34 MINUTES 27 SECONDS EAST, 296.73 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 25 MINUTES 33 SECONDS WEST, 415.33 FEET TO THE CENTER OF SAID S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE NORTH 15 DEGREES 01 MINUTES 26 SECONDS EAST, 216.13 FEET; THENCE NORTH 11 DEGREES 46 MINUTES 07 SECONDS EAST, 92.47 FEET; THENCE NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST, 9.89 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF 40 FEET WIDE MCCONNEL LAND (RELOCATED); THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE, 180.43 FEET TO A RE-BAR; THENCE ALONG THE BOUNDARY OF A TRACT OF LAND OWNED BY THE CITY OF RISING SUN (D.R. 17, P 171) FOLLOWING THREE COURSES: THENCE SOUTH 10 DEGREES 12 MINUTES 32 SECONDS WEST, 110.00 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 200.00 FEET TO A RE-BAR; THENCE NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST, 99.86 FEET TO A RE-BAR IN THE SOUTH RIGHT-OF-WAY LINE OF 50 FEET WIDE MCCONNEL LANE (RELOCATED); THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF SAID 50 FOOT WIDE MCCONNEL LANE (RELOCATED), 1450.93 FEET TO A RE-BAR; THENCE NORTH 02 DEGREES 17 MINUTES 32 SECONDS EAST ALONG THE EAST RIGHT-OF-WAY LINE OF SAID MCCONNEL LANE, 278.70 FEET TO A RE-BAR AND THE POINT OF BEGINNING; THENCE CONTINUING NORTH 02 DEGREES 17 MINUTES 32 SECONDS EAST, 637.49 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF ORIGINAL 30 FEET WIDE MCCONNEL LANE, 43.33 FEET TO A RE-BAR MARKING THE NORTHWEST CORNER OF A 1.007 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 1.007 ACRE TRACT OF LAND THE FOLLOWING THREE COURSES; THENCE SOUTH 00 DEGREES 33 MINUTES 12 SECONDS WEST 325.00 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 135.00 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 33 MINUTES 12 SECONDS EAST, 325.00 FOOT TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH LINE OF SAID 30 FEET WIDE MCCONNEL LANE, 218.48 FEET TO A RE-BAR; THENCE SOUTH 00 DEGREES 33 MINUTES 12 SECONDS WEST, 637.20 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 26 MINUTES 48 SECONDS WEST, 416.15 FEET TO THE POINT OF BEGINNING.

TRACT C:
BEING PART OF THE SOUTH ONE-HALF OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST, OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF SECTION 35, T4N, R1W; THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST, 1679 FEET (DEED) TO A P.K. NAIL IN THE CENTER OF S.R. 56; THENCE NORTH 00 DEGREES 28 MINUTES 51 SECONDS EAST ALONG THE CENTERLINE OF SAID S.R. 56, 525.02 FEET TO THE SOUTHWEST CORNER OF A 3.000 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 3.000 ACRE TRACT OF LAND THE FOLLOWING THREE COURSES; THENCE SOUTH 89 DEGREES 25 MINUTES 33 SECONDS EAST, 450.74 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 34 MINUTES 27 SECONDS EAST, 296.73 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 25 MINUTES 33 SECONDS WEST, 415.33 FEET TO THE CENTER OF SAID S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE NORTH 15 DEGREES 01 MINUTES 26 SECONDS EAST, 216.13 FEET; THENCE NORTH 11 DEGREES 46 MINUTES 07 SECONDS EAST, 92.47 FEET; THENCE NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST, 9.89 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF 40 FEET WIDE MCCONNEL LANE (RELOCATED); THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE, 180.43 FEET

TO A RE-BAR; THENCE ALONG THE BOUNDARY OF A TRACT OF LAND OWNED BY THE CITY OF RISING SUN (D.R. 17, P.171) FOLLOWING THREE COURSES; THENCE SOUTH 10 DEGREES 12 MINUTES 32 SECONDS WEST, 110.00 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 200.00 FEET TO A RE-BAR; THENCE NORTH 10 DEGREES 12 MINUTES 32 SECONDS EAST, 99.86 FEET TO A RE-BAR IN THE SOUTH RIGHT-OF-WAY LINE OF 50 FEET WIDE MCCONNEL LANE (RELOCATED); THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF SAID 50 FEET WIDE MCCONNEL LANE (RELOCATED), 1450.93 FEET TO A RE-BAR; THENCE NORTH 02 DEGREES 17 MINUTES 32 SECONDS EAST ALONG THE EAST RIGHT-OF-WAY LINE OF SAID MCCONNEL LANE, 278.70 FEET TO A RE-BAR MARKING THE SOUTHWEST CORNER OF A 4.938 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 4.938 ACRE TRACT OF LAND THE FOLLOWING TWO COURSES; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 416.15 FEET TO A RE- BAR; THENCE NORTH 00 DEGREES 33 MINUTES 12 SECONDS EAST, 637.20 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF ORIGINAL 30 FEET WIDE MCCONNEL LANE, 100.00 FEET TO A RE-BAR AND THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF SAID ORIGINAL MCCONNEL LANE, 218.48 FEET TO A RE-BAR MARKING THE NORTHWEST CORNER OF A 1.044 ACRE TRACT OF LAND; THENCE ALONG THE BOUNDARY OF SAID 1.044 ACRE TRACT OF LAND THE FOLLOWING TWO COURSES: THENCE SOUTH 00 DEGREES 33 MINUTES 12 SECONDS WEST, 201.04 FEET; THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, 379.90 FEET TO A RE-BAR; THENCE SOUTH 07 DEGREES 13 MINUTES 39 SECONDS WEST, 330.81 FEET TO A RE-BAR; THENCE SOUTH 00 DEGREES 28 MINUTES 29 SECONDS EAST, 107.61 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 26 MINUTES 48 SECONDS WEST, 561.86 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 33 MINUTES 12 SECONDS EAST, 637.20 FEET TO THE POINT OF BEGINNING.

TRACT D:
BEING PART OF THE NORTH ONE-HALF OF SECTION 2 AND PART OF THE NORTHWEST QUARTER OF SECTION 1, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF SECTION 2, T3N, R1W; THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST ALONG THE NORTH LINE OF SAID SECTION 2, 1679 + /- FEET (DEED) TO THE CENTER OF S.R. 56 AND THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST ALONG SAID SECTION LINE 4830.42 FEET TO THE INDIANA-KENTUCKY BORDER IN THE OHIO RIVER; THENCE ALONG SAID INDIANA-KENTUCKY BORDER THE FOLLOWING TWELVE COURSES: SOUTH 33 DEGREES 52 MINUTES 05 SECONDS WEST, 275.89 FEET; SOUTH 40 DEGREES 00 MINUTES 00 SECONDS WEST, 457.19 FEET; SOUTH 45 DEGREES 32 MINUTES 47 SECONDS WEST, 493.77 FEET; SOUTH 50 DEGREES 00 MINUTES 09 SECONDS WEST, 188.26 FEET; SOUTH 45 DEGREES 01 MINUTES 33 SECONDS WEST, 210.94 FEET; SOUTH 47 DEGREES 32 MINUTES 14 SECONDS WEST, 226.52 FEET; SOUTH 51 DEGREES 55 MINUTES 30 SECONDS WEST, 241.36 FEET; SOUTH 52 DEGREES 34 MINUTES 03 SECONDS WEST, 212.45 FEET; SOUTH 56 DEGREES 55 MINUTES 05 SECONDS WEST, 177.71 FEET; SOUTH 48 DEGREES 21 MINUTES 24 SECONDS WEST, 131.52 FEET; SOUTH 32 DEGREES 36 MINUTES 56 SECONDS WEST, 94.74 FEET; SOUTH 28 DEGREES 00 MINUTES 21 SECONDS WEST, 67.59 FEET TO THE MOST SOUTHEASTERLY CORNER LANDS OWNED BY GREGORY H. ANDERSON AND BARBARA A. ANDERSON (D.R. 24, P. 195); THENCE ALONG SAID ANDERSONS' BOUNDARY THE FOLLOWING FIVE COURSES: NORTH 48 DEGREES 02 MINUTES 03 SECONDS WEST, 492.80 FEET TO A RE-BAR; NORTH 20 DEGREES 18 MINUTES 57 SECONDS EAST, 353.90 FEET TO A RE-BAR; NORTH 68 DEGREES 46 MINUTES 03 SECONDS WEST, 34.53 FEET TO A RE-BAR; NORTH 16 DEGREES 05 MINUTES 27 SECONDS EAST, 237.36 FEET TO A RE-BAR; NORTH 19 DEGREES 07 MINUTES 17 SECONDS EAST, 265.01 FEET TO A RE-BAR MARKING THE MOST SOUTHEASTERLY CORNER OF LANDS OF DAVID H. HAMILTON AND DELBERTA A. HAMILTON (D.R. 18, P. 59); THENCE ALONG SAID HAMILTONS' BOUNDARY THE FOLLOWING THREE COURSES: NORTH 20 DEGREES 04 MINUTES 27 SECONDS EAST, 380.42 FEET TO A RE-BAR; NORTH 89 DEGREES 51 MINUTES 13 SECONDS WEST, 373.43 FEET TO A RE-BAR; SOUTH 20 DEGREES 04 MINUTES 27 SECONDS WEST, 380.42 FEET TO AN IRON PIPE MARKING SAID HAMILTONS' MOST SOUTHWESTERLY CORNER; THENCE CONTINUING ALONG SAID ANDERSONS' BOUNDARY THE FOLLOWING TWO COURSES: NORTH 89 DEGREES 51 MINUTES 14 SECONDS WEST, 299.09 FEET TO A RE-BAR; SOUTH 02 DEGREES 08 MINUTES 02 SECONDS WEST, 838.95 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 56 MINUTES 53 SECONDS WEST ALONG THE BOUNDARY OF LANDS OF THE DETMER FAMILY LIMITED PARTNERSHIP AND THE CENTERLINE OF FORMERLY RABB'S LANE 1350.69 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 28 MINUTES 40 SECONDS EAST, 847.33 FEET TO THE SOUTHERLY BOUNDARY OF A 1.15 ACRE TRACT OF LAND (D. R. 19, P.598) AND THE SOUTH RIGHT-OF-WAY LINE OF INDUSTRIAL DRIVE; THENCE SOUTH 89 DEGREES 40 MINUTES 20 SECONDS EAST ALONG SAID 1.15 ACRE TRACT OF LAND AND THE

EXTENDED RIGHT-OF-WAY LINE 280.00 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 19 MINUTES 40 SECONDS EAST, 50.00 FEET TO THE NORTHEASTERLY CORNER OF SAID 1.15 ACRE TRACT; THENCE NORTH 89 DEGREES 40 MINUTES 20 SECONDS WEST ALONG THE NORTHERLY LINE OF SAID 1.15 ACRE TRACT AND THE EXTENDED RIGHT-OF-WAY LINE OF SAID INDUSTRIAL DRIVE 730.00 FEET TO A RE-BAR; THENCE NORTH 00 DEGREES 19 MINUTES 40 SECONDS EAST, 150.00 FEET TO A RE- BAR; THENCE NORTH 89 DEGREES 40 MINUTES 20 SECONDS WEST, 269.05 FEET TO A P.K. NAIL IN THE CENTER OF SAID S.R. 56; THENCE ALONG THE CENTERLINE OF SAID ROAD NORTH 00 DEGREES 41 MINUTES 30 SECONDS EAST, 615.73 FEET TO THE POINT OF BEGINNING.

PARCEL II:
BEING PART OF THE SOUTH ONE-HALF OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN RANDOLPH TOWNSHIP, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF SECTION 35, T4N, R1W; THENCE NORTH 00 DEGREES 00 MINUTES EAST ALONG THE WEST LINE OF SAID SECTION 35, 1178.10 FEET (DEED); THENCE SOUTH 89 DEGREES 30 MINUTES 00 EAST, 1732.20 FEET TO THE CENTER OF S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE SOUTH 10 DEGREES 15 MINUTES 44 SECONDS WEST, 50.74 FEET; THENCE SOUTH 11 DEGREES 41 MINUTES 40 SECONDS WEST, 92.47 FEET TO A P.K. NAIL; THENCE SOUTH 14 DEGREES 56 MINUTES 59 SECONDS WEST, 216.13 FEET TO THE POINT OF BEGINNING; THENCE LEAVING SAID ROAD SOUTH 89 DEGREES 30 MINUTES 00 SECONDS EAST, 415.33 FEET TO A RE-BAR; THENCE SOUTH 00 DEGREES 30 MINUTES 00 SECONDS WEST, 296.73 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 30 MINUTES 00 SECONDS WEST, 450.74 FEET TO THE CENTER OF SAID S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING FIVE COURSES; THENCE NORTH 00 DEGREES 25 MINUTES 58 SECONDS EAST, 25.03 FEET TO A P.K. NAIL; THENCE NORTH 01 DEGREES 45 MINUTES 38 SECONDS EAST, 80.47 FEET TO A P.K. NAIL; THENCE NORTH 06 DEGREES 32 MINUTES 54 SECONDS EAST, 71.69 FEET TO A P.K. NAIL; THENCE NORTH 11 DEGREES 53 MINUTES 47 SECONDS EAST, 87.16 FEET TO A P. K. NAIL; THENCE NORTH 14 DEGREES 56 MINUTES 59 SECONDS EAST, 35.65 FEET TO THE POINT OF BEGINNING.

ALSO DESCRIBED IN A SURVEY DATED SEPTEMBER 8, 1995, AND PREPARED BY HOOSIER VALLEY SURVEY CO. MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEING PART OF THE SOUTH ONE-HALF OF SECTION 35, TOWNSHIP 4 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF SECTION 35, T4N, R1W; THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST, 1679 FEET (DEED) TO A P.K. NAIL IN THE CENTER OF S.R. 56; THENCE NORTH 00 DEGREES 28 MINUTES 51 SECONDS EAST ALONG THE CENTERLINE OF SAID S.R. 56, 525.02 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG THE CENTERLINE OF SAID ROAD THE FOLLOWING FIVE COURSES; THENCE NORTH 00 DEGREES 30 MINUTES 25 MINUTES EAST, 25.03 FEET TO A P.K. NAIL; THENCE NORTH 01 DEGREES 50 MINUTES 05 SECONDS EAST, 80.47 FEET TO A P.K. NAIL; THENCE NORTH 06 DEGREES 37 MINUTES 21 SECONDS EAST, 71.69 FEET TO A P.K. NAIL; THENCE NORTH 11 DEGREES 58 MINUTES 14 SECONDS EAST, 87.16 FEET TO A P.K. NAIL; THENCE NORTH 15 DEGREES 01 MINUTES 26 SECONDS EAST, 35.65 FEET; THENCE SOUTH 89 DEGREES 25 MINUTES 33 SECONDS EAST, 415.33 FEET TO A RE-BAR; THENCE SOUTH 00 DEGREES 34 MINUTES 27 SECONDS WEST, 296.73 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 25 MINUTES 33 SECONDS WEST, 450.74 FEET TO THE POINT OF BEGINNING.

PARCEL III:
BEING PART OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT AN IRON PIN IN THE SOUTHERLY RIGHT-OF-WAY LINE OF SIXTH STREET MARKING THE MOST NORTHERLY CORNER OF PINKNEY JAMES ADDITION TO THE CITY OF RISING SUN; THENCE NORTH 36 DEGREES 12 MINUTES 52 SECONDS EAST ALONG THE WESTERLY LINE OF SAID PINKNEY JAMES ADDITION 82.50 FEET TO A RAILROAD SPIKE IN THE NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET; THENCE NORTH 53 DEGREES 47 MINUTES 08 SECONDS WEST ALONG THE EXTENDED RIGHT-OF-WAY LINE OF SAID SIXTH STREET, 41.04 FEET TO THE CENTER OF S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE NORTH 35 DEGREES 51 MINUTES 08 SECONDS EAST, 553.55 FEET TO A P.K. NAIL; THENCE NORTH 32 DEGREES 15 MINUTES 46 SECONDS EAST, 112.99 FEET TO A P.K. NAIL; THENCE NORTH 22 DEGREES 02 MINUTES 46 SECONDS EAST, 56.08 FEET TO A P.K. A NAIL; THENCE LEAVING SAID

ROAD SOUTH 89 DEGREES 39 MINUTES 00 SECONDS EAST ALONG THE EXTENDED SOUTHERLY LINE OF A 0.42 ACRE TRACT OF LAND 285.87 FEET TO A RE-BAR; THENCE SOUTH 89 DEGREES 56 MINUTES 53 SECONDS EAST ALONG A LINE FORMERLY KNOWN AS THE CENTER OF RABB'S LANE, ALSO BEING THE EXTENDED SOUTHERLY LINE OF A 128.249 ACRE TRACT OF LAND 1801.12 FEET TO A RE-BAR; THENCE SOUTH 50 DEGREES 51 MINUTES 37 SECONDS EAST ALONG THE BOUNDARY OF A 10.21 +/- ACRE TRACT OF LAND OWNED BY GREGORY H. ANDERSON AND BARBARA ANDERSON (D.R. 24, P. 195-196), 395.74 FEET TO THE EDGE OF THE OHIO RIVER AND THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 50 DEGREES 51 MINUTES 37 SECONDS EAST, 490.67 FEET TO THE INDIANA-KENTUCKY BORDER IN THE OHIO RIVER; THENCE ALONG SAID INDIANA-KENTUCKY BORDER THE FOLLOWING SEVEN COURSES; THENCE SOUTH 35 DEGREES 39 MINUTES 30 SECONDS WEST, 178.10 FEET; THENCE SOUTH 41 DEGREES 57 MINUTES 54 SECONDS WEST, 267.61 FEET; THENCE SOUTH 45 DEGREES 39 MINUTES 22 SECONDS WEST, 236.12 FEET; THENCE SOUTH 52 DEGREES 10 MINUTES 43 SECONDS WEST, 58.09 FEET; THENCE SOUTH 43 DEGREES 14 MINUTES 30 SECONDS WEST, 76.63 FEET; THENCE SOUTH 49 DEGREES 29 MINUTES 45 SECONDS WEST, 241.34 FEET; THENCE SOUTH 54 DEGREES 20 MINUTES 17 SECONDS WEST, 780.32 FEET; THENCE LEAVING SAID STATE BORDER NORTH 53 DEGREES 47 MINUTES 08 SECONDS WEST, 562.26 FEET TO A RE-BAR AT THE EDGE OF SAID OHIO RIVER MARKING THE MOST EASTERLY CORNER OF LANDS OWNED BY JOHN D. MITCHELL AND JANET C. MITCHELL (D.R. 25, P. 312); THENCE ALONG THE EDGE OF SAID RIVER AND THE BOUNDARY OF A 57.820 ACRE TRACT OF LAND THE FOLLOWING FOUR COURSES: THENCE NORTH 59 DEGREES 00 MINUTES 00 SECONDS EAST, 154.19 FEET; THENCE NORTH 53 DEGREES 29 MINUTES 16 SECONDS EAST, 458.01 FEET; THENCE NORTH 47 DEGREES 06 MINUTES 00 SECONDS EAST, 362.74 FEET; THENCE NORTH 48 DEGREES 48 MINUTES 00 SECONDS EAST, 896.54 FEET TO THE POINT OF BEGINNING.

PARCEL IV:
BEING PART OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN RANDOLPH TOWNSHIP AND PARTLY IN THE CITY OF RISING, SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT AN IRON PIN IN THE SOUTHERLY RIGHT-OF-WAY LINE OF SIXTH STREET MARKING THE MOST NORTHERLY CORNER OF PINKNEY JAMES ADDITION TO THE CITY OF RISING SUN; THENCE NORTH 36 DEGREES 12 MINUTES 52 SECONDS EAST ALONG THE WESTERLY LINE OF SAID PINKNEY JAMES ADDITION, 82.50 FEET TO A RAILROAD SPIKE IN THE NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET AND THE POINT OF BEGINNING; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE 459.26 FEET TO A RE-BAR; THENCE ALONG THE BOUNDARY OF A 0.466 +/- ACRE TRACT OF LAND OWNED BY JOHN RICHARDS (D.R. 18, P 460) THE FOLLOWING NINE COURSES; THENCE NORTH 41 DEGREES 14 MINUTES 03 SECONDS EAST, 106.67 FEET TO A RE-BAR; THENCE SOUTH 55 DEGREES 33 MINUTES 57 SECONDS EAST, 113.00 FEET TO AN IRON PIN; THENCE SOUTH 35 DEGREES 41 MINUTES 02 SECONDS WEST, 32.45 FEET TO A RE-BAR; THENCE NORTH 55 DEGREES 46 MINUTES 17 SECONDS WEST, 44.55 FEET TO A RE-BAR; THENCE SOUTH 34 DEGREES 13 MINUTES 43 SECONDS WEST, 35.00 FEET TO A RE-BAR; THENCE SOUTH 55 DEGREES 46 MINUTES 17 SECONDS EAST, 44.55 FEET TO A REBAR; THENCE SOUTH 34 DEGREES 13 MINUTES 43 SECONDS WEST, 19.95 FEET TO A RE-BAR; THENCE SOUTH 49 DEGREES 09 MINUTES 17 SECONDS EAST, 32.80 FEET TO A RE-BAR; THENCE SOUTH 40 DEGREES 50 MINUTES 43 SECONDS WEST, 19.82 FEET IN A RE-BAR IN SAID NORTHERLY RIGHT-OF-WAY OF SIXTH STREET; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE 890.16 FEET TO THE EDGE OF THE OHIO RIVER; THENCE ALONG THE EDGE OF SAID RIVER THE FOLLOWING FOUR COURSES; THENCE NORTH 59 DEGREES 00 MINUTES 00 SECONDS EAST, 284.34 FEET; THENCE NORTH 53 DEGREES 29 MINUTES 16 SECONDS EAST, 458.01 FEET; THENCE NORTH 47 DEGREES 06 MINUTES 00 SECONDS EAST, 362.74 FEET; THENCE NORTH 48 DEGREES 48 MINUTES 00 SECONDS EAST, 896.54 FEET; THENCE LEAVING SAID RIVER NORTH 50 DEGREES 51 MINUTES 37 SECONDS WEST ALONG THE BOUNDARY OF A 10.21 + /- ACRE TRACT OF LAND OWNED BY GREGORY H. ANDERSON AND BARBARA A. ANDERSON (D.R. 24, PAGE 195-196), 395.74 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 56 MINUTES 53 SECONDS WEST ALONG A LINE FORMERLY KNOWN AS THE CENTER OF RABB'S LANE, 1801.12 FEET TO A RE- BAR; THENCE NORTH 89 DEGREES 39 MINUTES 00 SECONDS WEST ALONG THE EXTENDED SOUTHERLY LINE OF A 0.42 ACRE TRACT OF LAND, 285.87 FEET TO THE CENTER OF S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE SOUTH 22 DEGREES 02 MINUTES 46 SECONDS WEST, 56.08 FEET TO A P.K. NAIL; THENCE SOUTH 32 DEGREES 15 MINUTES 46 SECONDS WEST, 112.99 FEET TO A P.K. NAIL; THENCE SOUTH 35 DEGREES 51 MINUTES 08 SECONDS WEST, 553.55 FEET TO THE INTERSECTION OF SAID CENTERLINE WITH THE EXTENDED NORTHERLY RIGHT-OF-WAY OF SAID SIXTH STREET; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE, 41.04 FEET TO THE POINT OF BEGINNING.

EXCEPT FOR THAT PART OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT AN IRON PIN IN THE SOUTHERLY RIGHT-OF-WAY LINE OF SIXTH STREET MARKING THE MOST NORTHERLY CORNER OF PINKNEY JAMES ADDITION TO THE CITY OF RISING SUN; THENCE NORTH 36 DEGREES 12 MINUTES 52 SECONDS EAST ALONG THE WESTERLY LINE OF SAID PINKNEY JAMES ADDITION, 82.50 FEET TO A RAILROAD SPIKE IN THE NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE 1196.25 FEET TO A RE-BAR AND THE POINT OF BEGINNING, SAID POINT BEING THE EXTENSION OF THE EAST LINE OF SHORT STREET; THENCE LEAVING SAID STREET NORTH 36 DEGREES 12 MINUTES 52 SECONDS EAST, 120.00 FEET TO A RE-BAR; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST, 359.14 FEET TO THE EDGE OF THE OHIO RIVER; THENCE SOUTH 59 DEGREES 00 MINUTES 00 SECONDS WEST ALONG THE EDGE OF SAID RIVER 130.15 FEET TO THE EXTENDED NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET; THENCE LEAVING SAID RIVER NORTH 53 DEGREES 47 MINUTES 08 SECONDS WEST ALONG SAID RIGHT-OF-WAY LINE 308.74 FEET TO THE POINT OF BEGINNING, CONTAINING 0.920 ACRES PREVIOUSLY DEEDED TO JOHN D. MITCHELL AND JANET C. MITCHELL, HUSBAND AND WIFE IN WARRANTY DEED DATED JULY 28, 1993 AND RECORDED AS INSTRUMENT NO. 054369.

THE ABOVE REAL ESTATE IS ALSO DESCRIBED IN A SURVEY DATED SEPTEMBER 26, 1995, AND PREPARED BY HOOSIER VALLEY SURVEY CO., MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEING PART OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT AN IRON PIN IN THE SOUTHERLY RIGHT-OF-WAY LINE OF SIXTH STREET MARKING THE MOST NORTHERLY CORNER OF PINKNEY JAMES ADDITION TO THE CITY OF RISING SUN; THENCE NORTH 36 DEGREES 12 MINUTES 52 SECONDS EAST ALONG THE WESTERLY LINE OF SAID PINKNEY JAMES ADDITION 82.50 FEET TO A RAILROAD SPIKE IN THE NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET AND THE POINT OF BEGINNING; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE 459.26 FEET TO A RE-BAR; THENCE ALONG THE BOUNDARY OF A 0.466 + ACRE TRACT OF LAND OWNED BY JOHN RICHARDS (D.R. 18, P. 460) THE FOLLOWING NINE COURSES; THENCE NORTH 41 DEGREES 14 MINUTES 03 SECONDS EAST, 106.67 FEET TO A RE-BAR; THENCE SOUTH 55 DEGREES 33 MINUTES 57 SECONDS EAST, 113.00 FEET TO AN IRON PIN; THENCE SOUTH 35 DEGREES 41 MINUTES 02 SECONDS WEST, 32.45 FEET TO A RE-BAR; THENCE NORTH 55 DEGREES 46 MINUTES 17 SECONDS WEST, 44.55 FEET TO A RE-BAR; THENCE SOUTH 34 DEGREES 13 MINUTES 43 SECONDS WEST, 35.00 FEET TO A RE-BAR; THENCE SOUTH 55 DEGREES 46 MINUTES 17 SECONDS EAST, 44.55 FEET TO A RE-BAR; THENCE SOUTH 34 DEGREES 13 MINUTES 43 SECONDS WEST, 19.95 FEET TO A REBAR; THENCE SOUTH 49 DEGREES 09 MINUTES 17 SECONDS EAST, 32.80 FEET TO A RE-BAR; THENCE SOUTH 40 DEGREES 50 MINUTES 43 SECONDS WEST, 19.82 FEET TO A RE-BAR IN SAID NORTHERLY RIGHT-OF-WAY OF SIXTH STREET; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE 581.42 FEET TO A RE-BAR; THENCE ALONG THE BOUNDARY OF A 0.920 ACRE TRACT OF LAND OWNED BY JOHN D. AND JANET C. MITCHELL (D.R. 25, P. 312) THE FOLLOWING TWO COURSES; THENCE NORTH 36 DEGREES 12 MINUTES 52 SECONDS EAST, 120.00 FEET TO A RE-BAR; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST, 359.14 FEET TO A RE-BAR AT THE EDGE OF THE OHIO RIVER; THENCE ALONG THE EDGE OF SAID RIVER THE FOLLOWING FOUR COURSES; THENCE NORTH 59 DEGREES 00 MINUTES 00 SECONDS EAST, 154.19 FEET; THENCE NORTH 53 DEGREES 29 MINUTES 16 SECONDS EAST, 458.01 FEET; THENCE NORTH 47 DEGREES 06 MINUTES 00 SECONDS EAST, 362.74 FEET; THENCE NORTH 48 DEGREES 48 MINUTES 00 EAST, 896.54 FEET; THENCE LEAVING SAID RIVER NORTH 50 DEGREES 51 MINUTES 37 SECONDS WEST ALONG THE BOUNDARY OF A 10.21 + ACRE TRACT OF LAND OWNED BY GREGORY H. ANDERSON AND BARBARA ANDERSON (D.R. 24, P. 195-196), 395.74 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 56 MINUTES 53 SECONDS WEST ALONG A LINE FORMERLY KNOWN AS THE CENTER OF RABB'S LANE, 1801.12 FEET TO A RE-BAR; THENCE NORTH 89 DEGREES 39 MINUTES 00 SECONDS WEST ALONG THE EXTENDED SOUTHERLY LINE OF A 0.42 ACRE TRACT OF LAND, 285.87 FEET TO THE CENTER OF S.R. 56; THENCE ALONG THE CENTERLINE OF SAID S.R. 56 THE FOLLOWING THREE COURSES; THENCE SOUTH 22 DEGREES 02 MINUTES 46 SECONDS WEST, 56.08 FEET TO A P.K. NAIL; THENCE SOUTH 32 DEGREES 15 MINUTES 46 SECONDS WEST, 112.99 FEET TO A P.K. NAIL; THENCE SOUTH 35 DEGREES 51 MINUTES 08 SECONDS WEST, 553.55 FEET TO THE INTERSECTION OF SAID CENTERLINE WITH THE EXTENDED NORTHERLY RIGHT-OF-WAY OF SAID SIXTH STREET; THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE, 41.04 FEET TO THE POINT OF BEGINNING.

PARCEL V:
A PART OF THE NORTHEAST QUARTER OF FRACTIONAL SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST, MORE FULLY DESCRIBED AS FOLLOWS:
COMMENCING AT AN IRON PIN 233.15 FEET S 56"00' EAST OF THE INTERSECTION OF WALNUT STREET AND SIXTH STREET IN SAID TOWN: THENCE N 56" 00' WEST ALONG THE CENTERLINE OF SIXTH STREET 50.00 FEET TO A P.K. NAIL, WHICH IS THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG THE CENTERLINE OF SIXTH STREET N 56" 00' WEST 156.65 FEET TO A P.K. NAIL, THENCE N 34" 15' EAST 153.65 FEET TO A STAKE; THENCE S 62" 33' EAST, 113.00 FEET TO A STAKE, THENCE S 27" 23' WEST 32.45 FEET, THENCE N 62" 37' WEST 44.55 FEET, THENCE S 27" 33' WEST 35.00 FEET, THENCE S 62" 37' EAST 44.55 FEET, THENCE S 27" 23' WEST 19.95 FEET; THENCE S 56" 00' EAST 32.80 FEET, THENCE S 34"00' WEST 78.50 FEET TO THE TRUE POINT OF BEGINNING AND CONTAINING 0.466 ACRES, MORE OR LESS.

EXCEPTING FROM PARCELS IV AND V THE FOLLOWING DESCRIBED TRACTS:

(1) BEING A PART OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS:
COMMENCING AT AN IRON PIN IN THE SOUTHERLY RIGHT-OF-WAY LINE OF SIXTH STREET MARKING THE MOST NORTHERLY CORNER OF PINKNEY JAMES ADDITION TO THE CITY OF RISING SUN; THENCE NORTH 36 DEGREES 12 MINUTES 52 SECONDS EAST ALONG THE WESTERLY LINE OF SAID PINKNEY JAMES ADDITION 82.50 FEET TO THE NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET, THENCE SOUTH 53 DEGREES 47 MINUTES 08 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE AND ALONG THE BOUNDARY OF A 57.820 ACRE TRACT OF LAND 529.26 FEET TO A RE-BAR AND THE POINT OF BEGINNING; THENCE NORTH 34 DEGREES 47 MINUTES 10 SECONDS EAST 108.10 FEET TO A RE-BAR; THENCE SOUTH 55 DEGREES 33 MINUTES 55 SECONDS EAST 191.79 FEET TO A RE-BAR; THENCE SOUTH 36 DEGREES, 12 MINUTES 52 SECONDS WEST 114.02 FEET TO A RE-BAR IN THE NORTHERLY RIGHT-OF-WAY LINE OF SAID SIXTH STREET; THENCE NORTH 53 DEGREES 47 MINUTES 08 SECONDS WEST ALONG SAID RIGHT-OF-WAY 189.00 FEET TO THE POINT OF BEGINNING. CONTAINING 0.485 ACRES.

(2) BEING PART OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN, LOCATED IN THE CITY OF RISING SUN, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS (BEARINGS IN THIS DESCRIPTION ARE BASED ON 57.820 ACRE SURVEY, A 0.920 ACRE SURVEY AND A 0.485 ACRE SURVEY ALL COMPLETED BY DAVID T. CROUCH, L.S. ON AUGUST 8, 1994, JUNE 14, 1993 AND OCTOBER 8, 1997): COMMENCING AT A RE-BAR MARKING THE NORTHEASTERLY CORNER OF LOT 7 IN PINKNEY JAMES ADDITION TO THE CITY OF RISING SUN; THENCE N 36° 12' 52" E, 82.50 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SIXTH STREET; THENCE N 53° 47' 08" W, ALONG THE SAID RIGHT-OF-WAY, ALSO BEING THE SOUTHERLY LINE OF 0.516 ACRE TRACT OF LAND, 227.67 FEET TO A RE-BAR AND THE POINT OF BEGINNING; THENCE CONTINUING N 53° 47' 08" W, ALONG SAID RIGHT-OF-WAY, 185.93 FEET TO A RE-BAR; THENCE NORTH 36° 12' 52" E ALONG THE SOUTHERLY LINE OF A 0.485 ACRE TRACT OF LAND, 90.50 FEET TO A RE-BAR; THENCE S 51° 19' 46" E, 181.00 FEET TO A RE-BAR; THENCE S 32° 41' 33" W ALONG THE WESTERLY BOUNDARY OF SAID 0.518 ACRE TRACT OF LAND, 82.90 FEET TO THE POINT OF BEGINNING.

(3) The property conveyed to RISING SUN/OHIO COUNTY FIRST, INC., an Indiana nonprofit corporation, by General Warranty Deed dated October 4, 2012 and recorded November 9, 2012 as Instrument No. 20120976, described as follows:
Being part of Section 2, Township 3 North, Range 1 West, of the First Principal Meridian located in the City of Rising Sun, Ohio County, Indiana, described as follows:
Commencing at the Southerly right-of-way line of Sixth Street at the most Northerly corner of Pinkney James Addition to the City of Rising Sun; thence N 36°12'52" E along the Westerly line of said Pinkney James Addition 82.50 feet to the Northerly right-of-way line of said Sixth Street; thence N 53°47'08" E along said right-of-way line 1172.92 feet to the centerline of High Street (S.R. 56); thence along said centerline the following three courses and distances: N 35°51'08" E, 553.55 feet; thence N 32°15'46" E, 112.99 feet; thence N 22°0246" E, 2.26 feet to a magnetic nail at the Point of Beginning; Thence continuing N 22°02'46" E, 53.82 feet to a magnetic nail; thence leaving said centerline S 89°39'00" E along the South line of Aurora Flavors, LLC (# 20051465), 285.87 feet to a re-bar; thence S 89°56'53" E along the South line of City of Rising Sun (D.R. 29, P. 480, then D.R. 29, P. 390), 374.92 feet to a re-bar; thence severing the parent lands the following six courses and distances: S 44°0606" E, 163.93 feet to a magnetic nail; thence S 45°59'48" W along a private road, 366.77 feet to a magnetic nail; thence S 58°58'41" W along a private road, 18.46 feet to a magnetic nail; thence N 44°00'12" W, 313.63 feet to a magnetic nail; thence N 45°59'48" E, 152.94 feet to a magnetic nail; thence N 89°3947" W, 407.58 feet to the Point of Beginning. Containing 3.010 acres from the lands of Gaming Entertainment (Indiana) LLC (# 20110253).

PARCEL VI:
BEING PART OF THE NORTHEAST QUARTER OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN RANDOLPH TOWNSHIP, OHIO COUNTY, INDIANA, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHWEST CORNER OF SECTION 2, TOWNSHIP 3 NORTH, RANGE 1 WEST; THENCE SOUTH 89 DEGREES 35 MINUTES 45 SECONDS EAST 1679 FEET TO THE CENTER OF STATE ROAD 56; THENCE SOUTH 00 DEGREES 41 MINUTES 30 SECONDS WEST ALONG THE CENTERLINE OF SAID STATE ROAD 56, 765.73 FEET; THENCE SOUTH 89 DEGREES 40 MINUTES 20 SECONDS EAST ALONG THE NORTH LINE OF INDUSTRIAL DRIVE AND THEN ALONG THE NORTH LINE OF A 1.830 ACRE EASEMENT 2412.42 FEET TO THE POINT OF BEGINNING; THENCE NORTH 20 DEGREES 04 MINUTES 27 SECONDS EAST 325.86 FEET TO A REBAR; THENCE SOUTH 89 DEGREES 51 MINUTES 13 SECONDS EAST 373.43 FEET TO A REBAR; THENCE SOUTH 20 DEGREES 04 MINUTES 27 SECONDS WEST 380.42 FEET TO A REBAR; THENCE NORTH 89 DEGREES 51 MINUTES 13 SECONDS WEST 373.43 FEET TO AN IRON PIPE; THENCE NORTH 20 DEGREES 04 MINUTES 27 SECONDS EAST 54.56 FEET TO THE POINT OF BEGINNING, CONTAINING 3.065 ACRES.

PARCEL VII: LEASEHOLD
The property conveyed to RISING SUN/OHIO COUNTY FIRST, INC., an Indiana nonprofit corporation, by General Warranty Deed dated October 4, 2012 and recorded November 9, 2012 as Instrument No. 20120976, described as follows:
Being part of Section 2, Township 3 North, Range 1 West, of the First Principal Meridian located in the City of Rising Sun, Ohio County, Indiana, described as follows:
Commencing at the Southerly right-of-way line of Sixth Street at the most Northerly corner of Pinkney James Addition to the City of Rising Sun; thence N 36°12'52" E along the Westerly line of said Pinkney James Addition 82.50 feet to the Northerly right-of-way line of said Sixth Street; thence N 53°47'08" E along said right-of-way line 1172.92 feet to the centerline of High Street (S.R. 56); thence along said centerline the following three courses and distances: N 35°51'08" E, 553.55 feet; thence N 32°15'46" E, 112.99 feet; thence N 22°0246" E, 2.26 feet to a magnetic nail at the Point of Beginning; Thence continuing N 22°02'46" E, 53.82 feet to a magnetic nail; thence leaving said centerline S 89°39'00" E along the South line of Aurora Flavors, LLC (# 20051465), 285.87 feet to a re-bar; thence S 89°56'53" E along the South line of City of Rising Sun (D.R. 29, P. 480, then D.R. 29, P. 390), 374.92 feet to a re-bar; thence severing the parent lands the following six courses and distances: S 44°0606" E, 163.93 feet to a magnetic nail; thence S 45°59'48" W along a private road, 366.77 feet to a magnetic nail; thence S 58°58'41" W along a private road, 18.46 feet to a magnetic nail; thence N 44°00'12" W, 313.63 feet to a magnetic nail; thence N 45°59'48" E, 152.94 feet to a magnetic nail; thence N 89°3947" W, 407.58 feet to the Point of Beginning. Containing 3.010 acres from the lands of Gaming Entertainment (Indiana) LLC (# 20110253).

FIRST LIEN ENVIRONMENTAL AGREEMENT
(STOCKMAN’S CASINO)

THIS FIRST LIEN ENVIRONMENTAL AGREEMENT, dated as of February __, 2018 (as supplemented, modified, amended, extended and restated from time to time, the "Agreement") by STOCKMAN’S CASINO, a Nevada corporation ("Indemnitor"), for the benefit of WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent (the "Collateral Agent").
RECITALS
A.Indemnitor is the owner of the real property which is situated in the County of Churchill, State of Nevada and which is more particularly described on Exhibit A attached hereto (the "Land").

B.All references herein to the "Real Property" shall be to: (i) the Land; (ii) all buildings and improvements located on or adjacent to, or used in connection with, the Land and in which Indemnitor now owns, or hereafter acquires, an interest (the "Adjacent Property"); and (iii) all tenements, hereditaments and appurtenances to the Land or the Adjacent Property.

C.As of the date hereof, Indemnitor and others have executed that certain Guaranty Agreement for the benefit of Assignee (the "Guaranty"), which Guaranty guarantees the obligations of Full House Resorts, Inc. (the "Borrower"), an affiliate of Indemnitor, arising out of the Indenture and Notes Purchase Agreement (each as defined below).

D.As of the date hereof, Borrower has executed that certain Notes Purchase Agreement among Borrower, Guarantors (as defined therein) and the Purchasers party thereto from time to time (the "Purchasers") (as supplemented, modified, amended, extended or restated from time to time, the "Notes Purchase Agreement") pursuant to which, among other things, the Borrower agrees to issue to the Purchasers Senior Secured Notes due in 2024 in the maximum aggregate principal amount of One Hundred Million Dollars ($100,000,000.00) (the "Notes") and that certain Indenture dated as of the date hereof, executed by Borrower, the Guarantors, Wilmington Trust, National Association, as trustee, and Collateral Agent (as supplemented, modified, amended, extended or restated from time to time) pursuant to which Borrower has authorized the issuance of the Notes (the "Indenture") to the registered holders thereof.

E.To secure all obligations arising under the Guaranty, Indemnitor has executed that certain First Lien Deed of Trust, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents which is executed concurrently, or substantially concurrent, herewith, by Indemnitor as trustor in favor of Collateral Agent as beneficiary (as supplemented, modified, amended, extended and restated from time to time, the "Deed of Trust") encumbering certain property owned by Indemnitor.

1.	DEFINITIONS:

1.1    In this Agreement all capitalized words and terms shall have the respective meanings and be construed herein as provided in the Indenture, and any reference to a provision of the Indenture shall be deemed to incorporate that provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.
1.2    The term "Environmental Laws" shall mean the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976. 42 U.S.C. Section 6901 et seq.; the Comprehensive Environment Response, Compensation and Liability Act of 1980 (including the Superfund Amendments and Reauthorization Act of 1986, "CERCLA"), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, 29 U.S.C. Section 651; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; and all other governmental rules relating to the protection of human health and safety and the environment, including all governmental rules pertaining to the reporting, Licensing, permitting, transportation, storage, disposal, investigation or remediation of emissions, discharges, Releases, or threatened Releases of Hazardous Materials into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of Hazardous Materials.

1.3    The term "Hazardous Material" or "Hazardous Materials" shall mean all pollutants, contaminants and other materials, substances and wastes which are hazardous, toxic or caustic to the environment, including petroleum and petroleum products and byproducts, radioactive materials, asbestos, polychlorinated biphenyls and all materials, substances and wastes which are classified or regulated as "hazardous," "toxic" or similar descriptions under any Environmental Law.
1.4    The term "Release" shall mean any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including, without limitation, the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), or into or out of any Real Property, structure, vessel or vehicle, including, without limitation, the movement of any Hazardous Materials into or through the air, soil, surface water, groundwater or other property.
2.    INDEMNITOR’S REPRESENTATIONS.

2.1    To the best of Indemnitor’s knowledge, (i) there has been no Release onto, under, into or from the Real Property; (ii) there are no Hazardous Materials in, on, under or from the Real Property and there is no facility or underground storage tanks in, on or under the Real Property which is used for the generation, manufacture, treatment, storage, placing or disposal of any Hazardous Material except for cleaning solvents, gasoline and other petroleum products, pesticides and other chemicals and materials, all of which is: (a) used in the normal maintenance and operation of the Indemnitor's business as contemplated under the Indenture; and (b) properly stored and utilized in accordance with all Environmental Laws; and (iii) to Indemnitor’s knowledge, no toxic mold is located in the improvements on the Real Property which requires any material remediation by environmental or industrial hygiene professionals.
2.2    Indemnitor has not received any written summons, claim, citation, directive, letter or other written communication from any third party alleging any material liability or obligation in respect of the Real Property arising under Environmental Law. There has been no actual or threatened litigation, or written claims of any kind by any Person or Governmental Authority relating to the Real Property and threat of any Release of Hazardous Materials migrating to the Real Property or violation of Environmental Laws.
2.3    All improvements on the Real Property were developed and constructed in compliance with all applicable Environmental Laws.
3.    COVENANTS.
3.1    Compliance with Environmental Laws. Indemnitor shall comply and cause all uses and operations on or of the Real Property to comply, in all material respects, with all Environmental Laws and orders of any Governmental Authorities having jurisdiction over the Real Property with respect to administration or enforcement of any Environmental Laws and shall obtain, keep in effect and comply with all governmental permits and authorizations required by Environmental Laws with respect to any of its operations at, and use by it, of the Real Property. Upon the request of Collateral Agent, Indemnitor shall furnish Collateral Agent with copies of all such permits and authorizations and any amendments or renewals thereof that are in possession or control of the Indemnitor or are reasonably available to the Indemnitor and shall notify Collateral Agent of any expiration or revocation of such permits or authorizations; unless such permits and authorizations are timely renewed. Indemnitor shall also furnish Collateral Agent with all material citations, notices, summonses, or other communications which are received by it from any Governmental Authority pursuant to, or in connection with the enforcement of, any Environmental Law.
3.2    Investigatory and Remedial Action. Indemnitor, at its expense, shall undertake any and all preventative, investigatory or remedial action (including emergency response, removal, containment and other remedial action): (a) that it is required to undertake by any applicable Environmental Laws or orders of any Governmental Authority having jurisdiction over the Real Property with respect to administration or enforcement of any Environmental Laws (unless the enforceability of any such order has been stayed by a court or Governmental Authority of competent jurisdiction and such stay remains in effect, or such requirement is being contested in good faith by Indemnitor and Indemnitor maintains adequate reserves determined in accordance with GAAP, for the required undertaking); or (b) that is reasonably necessary to minimize material property damage (including damage to Indemnitor’s own property), material personal injury or material damage to the environment, or the threat of any such damage or injury, by Releases of or exposure to Hazardous Materials in connection with the occupation or operation of the Real Property to the extent required by Environmental Laws. In the event Indemnitor fails to perform any of its obligations under this Section 3.2, after reasonable demand by Collateral Agent, Collateral Agent may (but shall not be required or under any obligation or duty to) perform such obligations at Indemnitor's expense, and except as limited by Gaming Laws, Indemnitor shall permit the Collateral Agent to enter into and upon the Real Property for the purpose of performing such obligations of Indemnitor. All such reasonable costs and expenses incurred by Collateral Agent under this section and otherwise under this Agreement shall be reimbursed by Indemnitor to Collateral Agent upon Collateral Agent submitting an accounting of such costs and expenses and making demand for the payment thereof with interest at the Applicable Rate specified in the Indenture. In performing any such obligations of Indemnitor, Collateral Agent shall not by reason of such performance be deemed to be assuming any responsibility of Indemnitor under any Environmental Law or to any third party. If Indemnitor fails to act after reasonable demand by Collateral Agent, Indemnitor shall be deemed to and does hereby irrevocably appoint Collateral Agent as its attorney-in-fact with full power to perform such of Indemnitor’s obligations under this Section 3.2 as Collateral Agent deems necessary and appropriate.
4.    NOTICES. REPORTS AND INSPECTIONS

4.1    Notices. Indemnitor shall provide all notices required under this Agreement in the manner, and within the time period(s), which are set forth in the Indenture.

4.2    Access to Records. Indemnitor shall deliver to Collateral Agent, at the written request of Collateral Agent, non-privileged, non-confidential, final copies of any and all documents in its possession or to which it has access relating to: (i) Hazardous Materials or Environmental Laws; and (ii) the Real Property or operations conducted on the Real Property; including, without limitation results of laboratory analysis, site assessments or studies, environmental audit reports and other consultants' studies and reports.
4.3    Inspections. Except as limited by Gaming Laws and Indemnitor's approved system of internal controls governing mandatory count procedures and the persons who may participate therein, Collateral Agent reserves the right to inspect and investigate the Real Property and the operations conducted thereon at Indemnitor’s expense and subject to the reasonable rights of Indemnitor’s tenants, subtenants and other occupants of the Real Property, from time to time upon reasonable prior written notice to Indemnitor and to perform such tests as would be reasonable under the circumstances, and Indemnitor shall cooperate fully with Collateral Agent in such inspection, investigations and tests. All such inspections, investigations and tests shall be: (i) conducted in a manner which does not unreasonably interfere with the businesses and the operations at the Real Property; and (ii) for Collateral Agent's purposes only and shall not be construed to create any liability or responsibility on the part of Collateral Agent to Indemnitor or to any other Person. If Collateral Agent at any time reasonably believes that Indemnitor or any tenants or other occupants of the Real Property are failing to comply in any material respect with the requirements of this Agreement or requirements of Environmental Laws, or that a material Release of Hazardous Materials has occurred onto, under, into or from the Real Property, Collateral Agent may require Indemnitor to furnish Collateral Agent at Indemnitor's expense an environmental audit or a site assessment related reasonably to the failure or Release. Such audit or assessment shall be performed at Indemnitor’s expense by a qualified consultant reasonably approved by Collateral Agent and shall be delivered to both Indemnitor and Collateral Agent upon completion.
5.    INDEMNIFICATION. Indemnitor agrees to and does hereby indemnify, protect, defend and save harmless each of the Trustee, Collateral Agent and Noteholders and their respective trustees, officers, employees, agents, attorneys and shareholders (individually an "Indemnified Party" and collectively the "Indemnified Parties") from and against any and all losses, damages, expenses or liabilities of any kind or nature from any investigations, suits, claims, demands or other proceedings, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with:
(a)    any investigatory or remedial action instituted under or required by Environmental Laws or by orders of any Governmental Authority having jurisdiction under any Environmental Laws: (i) involving presently existing or future contamination of any of the Real Property with Hazardous Materials; or (ii) involving past, present or future operations conducted on the Real Property; or
(b)    any claims of any Person or Governmental Authority (including, without limitation any Person or Governmental Authority responsible for environmental remediation), for injury to any Person whatsoever or for damage to any property or waterway or natural resource arising out of, in connection with or in any way relating to: (i) the breach of any covenants of Indemnitor contained in this Agreement; (ii) any past, present or future violation of any Environmental Laws, by any Person, on any of the Real Property, or in connection with operation of any of the Real Property; (iii) any condition or circumstance, the existence of which causes any representation by Indemnitor under this Agreement to be materially incorrect; (iv) any past, present or future use, treatment, storage, generation, manufacture, Release, or transport of Hazardous Materials by any Person, onto, under, into or from or to any of the Real Property; (v) any past, present or future Release (regardless of which Person, if any, may be responsible for such Release) onto, under, into or from, any of the Real Property; or (vi) the use, treatment, storage, generation, manufacture, Release, or transport of Hazardous Materials or Release at, onto, under, into or from or to any of the Real Property; or

(c)    any presently existing, or future contamination of any of the Real Property by Hazardous Materials by any means whatsoever or the contamination of any Real Property or waterway as a result of any past, present or future Release from or in connection with the operation of, any of the Real Property;
provided, however, Indemnitor shall not be obligated to indemnify, protect, defend or save harmless an Indemnified Party if, and to the extent, the loss, damage, expense or liability was caused by: (a) the gross negligence or willful misconduct of such Indemnified Party as determined by the final judgement of a court of competent jurisdiction, no longer subject to appeal or review. In case any action shall be brought by a third party against any Indemnified Party based upon any of the above and in respect to which indemnity may be sought against Indemnitor, Collateral Agent shall promptly notify Indemnitor in writing (provided that failure to so notify shall not relieve Indemnitor of its obligations hereunder, and Indemnitor may, subject to the approval of the Collateral Agent (which approval shall not be unreasonably withheld) assume the defense thereof. The Trustee and Collateral Agent shall have the right to employ separate counsel in any such action and to participate in the defense thereof at Indemnitor’s Expense. Indemnitor shall not be liable for any settlement of any such action effected without its consent (which consent shall not be unreasonably withheld, but if settled with Indemnitor's consent, or if there is a final judgment for the claimant in any such action, Indemnitor agrees to indemnify, defend and save harmless such Indemnified Parties from and against any loss or liability by reason of such settlement or judgment.
6.    PAYMENT; FULL RECOURSE TO INDEMNITOR. The Indemnified Parties shall have full recourse to Indemnitor for those liabilities, losses, claims, damages and expenses for which said Indemnified Parties are indemnified under this Agreement. Indemnified Parties and Indemnitor intend that Indemnified Parties shall have full recourse to Indemnitor for any sum at any time due to Indemnified Parties under this Agreement. In addition to any remedy available for failure to pay such amounts, such amounts shall bear interest from the date due until payment in full at the Applicable Rate as set forth in the Indenture.

7.    ACCEPTANCE; NO WAIVER. Indemnitor waives any acceptance of this Agreement by Collateral Agent or any of the other Indemnified Parties. The failure of Collateral Agent, or any other Indemnified Party, to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against Collateral Agent or any of the other Indemnified Parties, nor excuse Indemnitor from its obligations hereunder. Any waiver of such right or remedy must be in writing and signed by Collateral Agent and the applicable Indemnified Party. This indemnity may be enforced at law and/or in equity. Remedies include, but are not limited to, actions for damages and/or specific performance.

8.    SURVIVAL. Indemnitor's obligations and liability, with respect to any breach of its covenants under this Agreement and with respect to indemnification under Section 5 hereof shall survive: (i) complete satisfaction of all of Indemnitor's obligations under the Bond Documents (other than this Agreement); (ii) any foreclosure, whether judicial or nonjudicial, of the Real Property; and (iii) any deed or other conveyance of the Real Property, in lieu of such foreclosure. Such obligations and liability of Indemnitor shall be for the benefit of Collateral Agent and all Indemnified Parties including, without limitation: (i) any successor to Collateral Agent as holder of any security interest in any of the Real Property or in any portion thereof, or as the holder of any of the indebtedness secured thereby; and (ii) any successor to Collateral Agent as owner of the Real Property, or any portion thereof, following foreclosure or a deed or other conveyance in lieu of foreclosure.

9.    OBLIGATIONS SEPARATE AND UNSECURED. It is expressly intended that none of the obligations of Indemnitor hereunder are to be secured by the Deed of Trust, or any of the other Security Documentation. The obligations of Indemnitor under this Agreement are separate from and in addition to the obligations under the Guaranty and the obligations under the Deed of Trust and other Bond Documents. The liability of Indemnitor under this Agreement shall not be limited to or measured by the amount of such indebtedness or obligations; nor shall it be limited to, or measured by, the value of the Real Property. Indemnitor shall be fully and personally jointly and severally liable for all obligations of Indemnitor under this Agreement and a separate action may be brought and prosecuted against Indemnitor under this Agreement. Indemnitor waives the right to assert any statute of limitations as a bar to the enforcement of this Agreement or to an action brought to enforce this Agreement. This Agreement shall not affect, impair or waive any rights or remedies of Collateral Agent or any obligations of Indemnitor with respect to Hazardous Materials, where such rights, remedies or obligations are created or imposed by Environmental Laws (including. without limitation, Collateral Agent's rights of reimbursement or contribution under Environmental Laws). The remedies in this Agreement are cumulative and in addition to all remedies provided by law.

10.    CHOICE OF LAW. The terms of this Agreement shall be governed, in all respects, by the internal laws of the State of Nevada without regard to the principles of conflicts of law.

11.    BOND DOCUMENT. This Agreement is a Bond Document under the Indenture.

12.    SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision and all other provisions will remain in full force and effect.
13.    UNIFORM ACT. Notwithstanding anything herein to the contrary, this Agreement is subject to the Uniform Power of Attorney Act, Nevada Revised Statutes 162A.200, et seq.
14.    APPLICATION OF GAMING LAWS. The parties hereto confirm that Section 4.30 of the Indenture is applicable to this Agreement and the other Bond Documents.

[Signature on following page]

IN WITNESS WHEREOF, Indemnitor has executed the foregoing instrument as of the date first above written.
INDEMNITOR:                    STOCKMAN’S CASINO,
a Nevada corporation

By:
Name:
Title:

EXHIBIT A

LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF CHURCHILL, STATE OF NEVADA, AND IS DESCRIBED AS FOLLOWS:

Parcel 1:

Parcels One (1) and Two (2) of the Parcel Map for James R. Peters, as trustee under the James R. Peters Family Trust Agreement recorded on March 1, 2005, under Document No. 368694, Official Records, Churchill County, Nevada.

Parcel 2:

An easement for the operation, maintenance, repair and replacement of an existing outdoor advertising structure as set forth in a Grant of Easement recorded February 20, 2008 as Document No. 398393 of Official Records.

Parcel 3:

A non-exclusive reciprocal easement for access and parking purposes as set forth in that certain Grant of Reciprocal Easements recorded February 20, 2008 as Document No. 398394 of Official Records.

APN(s): 001-231-72, 001-231-74

FIRST LIEN ENVIRONMENTAL AGREEMENT
(SILVER SLIPPER CASINO)

THIS FIRST LIEN ENVIRONMENTAL AGREEMENT, dated as of February __, 2018 (as supplemented, modified, amended, extended and restated from time to time, the "Agreement") by SILVER SLIPPER CASINO VENTURE LLC, a Delaware limited liability company ("Indemnitor"), for the benefit of WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent (the "Collateral Agent").
RECITALS
A.Indemnitor is the lessee of the real property which is situated in the County of Hancock, State of Mississippi and which is more particularly described on Exhibit A attached hereto (the "Land").

B.All references herein to the "Real Property" shall be to: (i) the Land; (ii) all buildings and improvements located on or adjacent to, or used in connection with, the Land and in which Indemnitor now owns, or hereafter acquires, an interest (the "Adjacent Property"); and (iii) all tenements, hereditaments and appurtenances to the Land or the Adjacent Property.

C.As of the date hereof, Indemnitor and others have executed that certain Guaranty Agreement for the benefit of Assignee (the "Guaranty"), which Guaranty guarantees the obligations of Full House Resorts, Inc. (the "Borrower"), an affiliate of Indemnitor, arising out of the Indenture and Notes Purchase Agreement (each as defined below).

D.As of the date hereof, Borrower has executed that certain Notes Purchase Agreement among Borrower, Guarantors (as defined therein) and the Purchasers party thereto from time to time (the "Purchasers") (as supplemented, modified, amended, extended or restated from time to time, the "Notes Purchase Agreement") pursuant to which, among other things, the Borrower agrees to issue to the Purchasers Senior Secured Notes due in 2023 in the maximum aggregate principal amount of One Hundred Million Dollars ($100,000,000.00) (the "Notes") and that certain Indenture dated as of the date hereof, executed by Borrower, the Guarantors, Wilmington Trust, National Association, as trustee, and Collateral Agent (as supplemented, modified, amended, extended or restated from time to time) pursuant to which Borrower has authorized the issuance of the Notes (the "Indenture") to the registered holders thereof.

E.To secure all obligations arising under the Guaranty, Indemnitor has executed that certain First Lien Deed of Trust, Leasehold Deed of Trust, Fixture Filing and Security Agreement with Absolute Assignment of Leases and Rents which is executed concurrently, or substantially concurrent, herewith, by Indemnitor as trustor in favor of Collateral Agent as beneficiary (as supplemented, modified, amended, extended and restated from time to time, the "Deed of Trust") encumbering certain property owned by Indemnitor.

1.	DEFINITIONS:

1.1    In this Agreement all capitalized words and terms shall have the respective meanings and be construed herein as provided in the Indenture, and any reference to a provision of the Indenture shall be deemed to incorporate that provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.
1.2    The term "Environmental Laws" shall mean the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976. 42 U.S.C. Section 6901 et seq.; the Comprehensive Environment Response, Compensation and Liability Act of 1980 (including the Superfund Amendments and Reauthorization Act of 1986, "CERCLA"), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, 29 U.S.C. Section 651; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; and all other governmental rules relating to the protection of human health and safety and the environment, including all governmental rules pertaining to the reporting, Licensing, permitting, transportation, storage, disposal, investigation or remediation of emissions, discharges, Releases, or threatened Releases of Hazardous Materials into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of Hazardous Materials.

1.3    The term "Hazardous Material" or "Hazardous Materials" shall mean all pollutants, contaminants and other materials, substances and wastes which are hazardous, toxic or caustic to the environment, including petroleum and petroleum products and byproducts, radioactive materials, asbestos, polychlorinated biphenyls and all materials, substances and wastes which are classified or regulated as "hazardous," "toxic" or similar descriptions under any Environmental Law.
1.4    The term "Release" shall mean any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including, without limitation, the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), or into or out of any Real Property, structure, vessel or vehicle, including, without limitation, the movement of any Hazardous Materials into or through the air, soil, surface water, groundwater or other property.
2.    INDEMNITOR’S REPRESENTATIONS.

2.1    (i) There has been no Release onto, under, into or from the Real Property; (ii) there are no Hazardous Materials in, on, under or from the Real Property and there is no facility or underground storage tanks in, on or under the Real Property which is used for the generation, manufacture, treatment, storage, placing or disposal of any Hazardous Material except for cleaning solvents, gasoline and other petroleum products, pesticides and other chemicals and materials, all of which is: (a) used in the normal maintenance and operation of the Indemnitor's business as contemplated under the Indenture; and (b) properly stored and utilized in accordance with all Environmental Laws; and (iii) to Indemnitor’s knowledge, no toxic mold is located in the improvements on the Real Property which requires any material remediation by environmental or industrial hygiene professionals.
2.2    Indemnitor has not received any written summons, claim, citation, directive, letter or other written communication from any third party alleging any material liability or obligation in respect of the Real Property arising under Environmental Law. There has been no actual or threatened litigation, or written claims of any kind by any Person or Governmental Authority relating to the Real Property and threat of any Release of Hazardous Materials migrating to the Real Property or violation of Environmental Laws.
2.3    All improvements on the Real Property were developed and constructed in compliance with all applicable Environmental Laws.
3.    COVENANTS.
3.1    Compliance with Environmental Laws. Indemnitor shall comply and cause all uses and operations on or of the Real Property to comply with all Environmental Laws and orders of any Governmental Authorities having jurisdiction over the Real Property with respect to administration or enforcement of any Environmental Laws and shall obtain, keep in effect and comply with all governmental permits and authorizations required by Environmental Laws with respect to any of its operations at, and use by it, of the Real Property. Upon the request of Collateral Agent, Indemnitor shall furnish Collateral Agent with copies of all such permits and authorizations and any amendments or renewals thereof that are in possession or control of the Indemnitor or are reasonably available to the Indemnitor and shall notify Collateral Agent of any expiration or revocation of such permits or authorizations; unless such permits and authorizations are timely renewed. Indemnitor shall also furnish Collateral Agent with all material citations, notices, summonses, or other communications which are received by it from any Governmental Authority pursuant to, or in connection with the enforcement of, any Environmental Law.
3.2    Investigatory and Remedial Action. Indemnitor, at its expense, shall undertake any and all preventative, investigatory or remedial action (including emergency response, removal, containment and other remedial action): (a) that it is required to undertake by any applicable Environmental Laws or orders of any Governmental Authority having jurisdiction over the Real Property with respect to administration or enforcement of any Environmental Laws or (b) that is reasonably necessary to minimize material property damage (including damage to Indemnitor's own property), material personal injury or material damage to the environment, or the threat of any such damage or injury, by Releases of or exposure to Hazardous Materials in connection with the occupation or operation of the Real Property to the extent required by Environmental Laws. In the event Indemnitor fails to perform any of its obligations under this Section 3.2, after reasonable demand by Collateral Agent, Collateral Agent may (but shall not be required or under any obligation or duty to) perform such obligations at Indemnitor's expense, and except as limited by Gaming Laws, Indemnitor shall permit the Collateral Agent to enter into and upon the Real Property for the purpose of performing such obligations of Indemnitor. All such reasonable costs and expenses incurred by Collateral Agent under this section and otherwise under this Agreement shall be reimbursed by Indemnitor to Collateral Agent upon Collateral Agent submitting an accounting of such costs and expenses and making demand for the payment thereof with interest at the Applicable Rate specified in the Indenture. In performing any such obligations of Indemnitor, Collateral Agent shall not by reason of such performance be deemed to be assuming any responsibility of Indemnitor under any Environmental Law or to any third party. If Indemnitor fails to act after reasonable demand by Collateral Agent, Indemnitor shall be deemed to and does hereby irrevocably appoint Collateral Agent as its attorney-in-fact with full power to perform such of Indemnitor’s obligations under this Section 3.2 as Collateral Agent deems necessary and appropriate.
4.    NOTICES. REPORTS AND INSPECTIONS

4.1    Notices. Indemnitor shall provide all notices required under this Agreement in the manner, and within the time period(s), which are set forth in the Indenture.

4.2    Access to Records. Indemnitor shall deliver to Collateral Agent, at the written request of Collateral Agent, non-privileged, non-confidential, final copies of any and all documents in its possession or to which it has access relating to: (i) Hazardous Materials or Environmental Laws; and (ii) the Real Property or operations conducted on the Real Property; including, without limitation results of laboratory analysis, site assessments or studies, environmental audit reports and other consultants' studies and reports.
4.3    Inspections. Except as limited by Gaming Laws and Indemnitor's approved system of internal controls governing mandatory count procedures and the persons who may participate therein, Collateral Agent reserves the right to inspect and investigate the Real Property and the operations conducted thereon at Indemnitor’s expense and subject to the reasonable rights of Indemnitor's tenants, subtenants and other occupants of the Real Property, from time to time upon reasonable prior written notice to Indemnitor and to perform such tests as would be reasonable under the circumstances, and Indemnitor shall cooperate fully with Collateral Agent in such inspection, investigations and tests. All such inspections, investigations and tests shall be: (i) conducted in a manner which does not unreasonably interfere with the businesses and the operations at the Real Property; and (ii) for Collateral Agent's purposes only and shall not be construed to create any liability or responsibility on the part of Collateral Agent to Indemnitor or to any other Person. If Collateral Agent at any time reasonably believes that Indemnitor or any tenants or other occupants of the Real Property are failing to comply with the requirements of this Agreement or requirements of Environmental Laws, or that a Release of Hazardous Materials has occurred onto, under, into or from the Real Property, Collateral Agent may require Indemnitor to furnish Collateral Agent at Indemnitor's expense an environmental audit or a site assessment related reasonably to the failure or Release. Such audit or assessment shall be performed at Indemnitor's expense by a qualified consultant reasonably approved by Collateral Agent and shall be delivered to both Indemnitor and Collateral Agent upon completion.
5.    INDEMNIFICATION. Indemnitor agrees to and does hereby indemnify, protect, defend and save harmless each of the Trustee, Collateral Agent and Noteholders and their respective trustees, officers, employees, agents, attorneys and shareholders (individually an "Indemnified Party" and collectively the "Indemnified Parties") from and against any and all losses, damages, expenses or liabilities of any kind or nature from any investigations, suits, claims, demands or other proceedings, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with:
(a)    any investigatory or remedial action instituted under or required by Environmental Laws or by orders of any Governmental Authority having jurisdiction under any Environmental Laws: (i) involving presently existing or future contamination of any of the Real Property with Hazardous Materials; or (ii) involving past, present or future operations conducted on the Real Property; or
(b)    any claims of any Person or Governmental Authority (including, without limitation any Person or Governmental Authority responsible for environmental remediation), for injury to any Person whatsoever or for damage to any property or waterway or natural resource arising out of, in connection with or in any way relating to: (i) the breach of any covenants of Indemnitor contained in this Agreement; (ii) any past, present or future violation of any Environmental Laws, by any Person, on any of the Real Property, or in connection with operation of any of the Real Property; (iii) any condition or circumstance, the existence of which causes any representation by Indemnitor under this Agreement to be incorrect; (iv) any past, present or future use, treatment, storage, generation, manufacture, Release, or transport of Hazardous Materials by any Person, onto, under, into or from or to any of the Real Property; (v) any past, present or future Release (regardless of which Person, if any, may be responsible for such Release) onto, under, into or from, any of the Real Property; or (vi) the use, treatment, storage, generation, manufacture, Release, or transport of Hazardous Materials or Release at, onto, under, into or from or to any of the Real Property; or
(c)    any presently existing, or future contamination of any of the Real Property by Hazardous Materials by any means whatsoever or the contamination of any Real Property or waterway as a result of any past, present or future Release from or in connection with the operation of, any of the Real Property;

provided, however, Indemnitor shall not be obligated to indemnify, protect, defend or save harmless an Indemnified Party if, and to the extent, the loss, damage, expense or liability was caused by: (a) the gross negligence or willful misconduct of such Indemnified Party as determined by the final judgement of a court of competent jurisdiction, no longer subject to appeal or review. In case any action shall be brought by a third party against any Indemnified Party based upon any of the above and in respect to which indemnity may be sought against Indemnitor, Collateral Agent shall promptly notify Indemnitor in writing (provided that failure to so notify shall not relieve Indemnitor of its obligations hereunder, and Indemnitor may, subject to the approval of the Collateral Agent (which approval shall not be unreasonably withheld) assume the defense thereof. The Trustee and Collateral Agent shall have the right to employ separate counsel in any such action and to participate in the defense thereof at Indemnitor’s expense. Indemnitor shall not be liable for any settlement of any such action effected without its consent (which consent shall not be unreasonably withheld), but if settled with Indemnitor's consent, or if there is a final judgment for the claimant in any such action, Indemnitor agrees to indemnify, defend and save harmless such Indemnified Parties from and against any loss or liability by reason of such settlement or judgment.
6.    PAYMENT; FULL RECOURSE TO INDEMNITOR. The Indemnified Parties shall have full recourse to Indemnitor for those liabilities, losses, claims, damages and expenses for which said Indemnified Parties are indemnified under this Agreement. Indemnified Parties and Indemnitor intend that Indemnified Parties shall have full recourse to Indemnitor for any sum at any time due to Indemnified Parties under this Agreement. In addition to any remedy available for failure to pay such amounts, such amounts shall bear interest from the date due until payment in full at the Applicable Rate as set forth in the Indenture.

7.    ACCEPTANCE; NO WAIVER. Indemnitor waives any acceptance of this Agreement by Collateral Agent or any of the other Indemnified Parties. The failure of Collateral Agent, or any other Indemnified Party, to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against Collateral Agent or any of the other Indemnified Parties, nor excuse Indemnitor from its obligations hereunder. Any waiver of such right or remedy must be in writing and signed by Collateral Agent and the applicable Indemnified Party. This indemnity may be enforced at law and/or in equity. Remedies include, but are not limited to, actions for damages and/or specific performance.

8.    SURVIVAL. Indemnitor's obligations and liability, with respect to any breach of its covenants under this Agreement and with respect to indemnification under Section 5 hereof shall survive: (i) complete satisfaction of all of Indemnitor's obligations under the Bond Documents (other than this Agreement); (ii) any foreclosure, whether judicial or nonjudicial, of the Real Property; and (iii) any deed or other conveyance of the Real Property, in lieu of such foreclosure. Such obligations and liability of Indemnitor shall be for the benefit of Collateral Agent and all Indemnified Parties including, without limitation: (i) any successor to Collateral Agent as holder of any security interest in any of the Real Property or in any portion thereof, or as the holder of any of the indebtedness secured thereby; and (ii) any successor to Collateral Agent as owner of the Real Property, or any portion thereof, following foreclosure or a deed or other conveyance in lieu of foreclosure.

9.    OBLIGATIONS SEPARATE AND UNSECURED. It is expressly intended that none of the obligations of Indemnitor hereunder are to be secured by the Deed of Trust, or any of the other Security Documentation. The obligations of Indemnitor under this Agreement are separate from and in addition to the obligations under the Guaranty and the obligations under the Deed of Trust and other Bond Documents. The liability of Indemnitor under this Agreement shall not be limited to or measured by the amount of such indebtedness or obligations; nor shall it be limited to, or measured by, the value of the Real Property. Indemnitor shall be fully and personally jointly and severally liable for all obligations of Indemnitor under this Agreement and a separate action may be brought and prosecuted against Indemnitor under this Agreement. Indemnitor waives the right to assert any statute of limitations as a bar to the enforcement of this Agreement or to an action brought to enforce this Agreement. This Agreement shall not affect, impair or waive any rights or remedies of Collateral Agent or any obligations of Indemnitor with respect to Hazardous Materials, where such rights, remedies or obligations are created or imposed by Environmental Laws (including. without limitation, Collateral Agent's rights of reimbursement or contribution under Environmental Laws). The remedies in this Agreement are cumulative and in addition to all remedies provided by law.

10.    CHOICE OF LAW. The terms of this Agreement shall be governed, in all respects, by the internal laws of the State of Mississippi without regard to the principles of conflicts of law.

11.    BOND DOCUMENT. This Agreement is a Bond Document under the Indenture.

12.    SEVERABILITY. The invalidity or unenforceability of any provision of this Assignment will not affect the validity or enforceability of any other provision and all other provisions will remain in full force and effect.

13.    APPLICATION OF GAMING LAWS. The parties hereto confirm that Section 4.30 of the Indenture is applicable to this Agreement and the other Bond Documents.

[Signature on following page]

IN WITNESS WHEREOF, Indemnitor has executed the foregoing instrument as of the date first above written.
INDEMNITOR:                    SILVER SLIPPER CASINO VENTURE LLC,
a Delaware limited liability company

By:
Name:
Title:

EXHIBIT A

LEGAL DESCRIPTION

PARCEL A Leasehold Interest

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), also being located in that portion of the NW 1/4 of the NW 1/4 lying north of Bayou Caddy, Section 29, Township 9 South, Range 14 West, Hancock County, Mississippi; and being more particularly described as follows:

Commence at an iron rod located at the intersection of the northwest right-of-way of Shipyard Road with the east line of Block 98, Gulfview Subdivision, said iron rod also being located at the following coordinates, N. 269352.04, E. 797139.03 (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 00° 11' 22" E 36.71 feet to the intersection of the east line of Block 98, Gulfview Subdivision, with the southeast right-of-way of Shipyard Road, said intersection being the Point of Beginning; thence N 54° 53' 02" E 36.68 feet along the southeast right-of-way of Shipyard Road; thence N 53° 55' 51" E 26.24 feet along the southeast right-of-way of Shipyard Road; thence N 47° 08' 34" E 66.03 feet along the new southeast right-of-way of Shipyard Road; thence N 45° 27' 37" E 165.84 feet along the new southeast right-of-way of Shipyard Road to the beginning of a curve to the left; thence northeasterly and northerly 92.72 feet along a curve of the new southeast and new east right-of-way of Shipyard Road, said curve having a central angle of 54° 12' 26" with a radius of 98.00 feet, also having a chord bearing and distance of N 18° 21' 24" E 89.30 feet to the end of said curve; thence N 08° 44' 49" W 343.72 feet along the new east right-of-way of Shipyard Road to the beginning of a curve to the right; thence northerly 50.85 feet along said curve of the new east right-of-way of Shipyard Road, said curve having a central angle of 18° 47' 54" with a radius of 155.00 feet, also having a chord bearing and distance of N 00° 39' 08" E 50.63 feet to the end of said curve; thence N 10° 03' 05" E 41.99 feet along the new east right-of-way of Shipyard Road to a point located on the now or former west right-of-way of Beach Boulevard; thence S 08° 44' 09" E 516.96 feet along said now or former west right-of-way of Beach Boulevard to a point located on the former south right-of-way of Shipyard Road; thence continue S 08° 44' 09" E 449.69 feet along said now or former west right-of-way of Beach Boulevard to a point located on the southerly edge of an existing bulkhead on the north side of Bayou Caddy; thence meander southwesterly 262.6 feet, more or less, along said south edge of and existing bulkhead to a point located at the following coordinates, N. 268971.14, E. 797247.61, said point also being located at the most easterly corner of a parcel of land with an existing water tower; thence along the boundary of the water tower parcel the following five courses, N 18° 21' 46" W 49.85 feet, N 75° 27' 27" W 20.25 feet, S 71° 38' 14" W 27.58 feet, thence S 00° 04' 51" E 17.29 feet, S 18° 21' 46" E 44.43 feet to a point located on said south edge of and existing bulkhead; thence meander southwesterly 348.1 feet, more or less, along said south edge of an existing bulkhead and along the south edge of an existing concrete dock to a point located at the corner of said dock, said point having the following coordinates, N. 268920.55, E. 796859.08; thence N 88° 38' 51" W 43.26 feet to a point in a canal; thence N 02° 59' 02" W 160.73 feet along the east line of property now or formerly to John Ladner & Terryl Ladner (W.D. Book X5, Page 14), to a point located on the southeast right-of-way of Shipyard Road; thence N 54° 53' 02" E 405.48 feet along said southeast right-of-way of Shipyard Road to the said Point of Beginning.

PARCEL B Leasehold Interest

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

For the Point of Beginning, Commence at an iron rod located at the intersection of the northwest right-of-way of Shipyard Road, with the east line of Block 98, Gulfview Subdivision, said iron rod also being located at the following coordinates, N. 269352.04, E. 797139.03 (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 54° 50' 16" W 407.80 feet along said northwest right-of-way of Shipyard Road to the intersection with the east line of property now or formerly to Terryl M. Ladner (W.D. Book BB23, Pages 240-241); thence N 02° 59' 02" W 111.76 feet, more or less, to a point on the southern bank of a canal, said point being the northeast corner of property now or formerly to Terryl M. Ladner; thence meander southwesterly 170 feet, more or less, along said southern bank of a canal to the northwest corner of property now or formerly to Terryl M. Ladner; thence S 02° 59' 02" E 57.53 feet, more or less, along the west line of said property now or formerly to Terryl M. Ladner, to a point having the following coordinates N 269077.62, E. 796663.60; thence S 89° 48' 38" W 245.10 feet to a point in a canal; thence N 00° 52' 43" E 237.79 feet to a point in a canal; thence N 00° 05' 36" E 243.76 feet to a point in a canal, said point also being located on the now or former south right-of-way of Featherston Avenue (not open/now vacated); thence S 89° 48' 38" W 604.20 feet along said now or former south right-of-way of Featherston Avenue to a point located on the now or former east right-of-way of Ann Street, said point also being the northwest corner of Lot 8, Block 76, Gulfview Subdivision, said point also being located at the following coordinates, N. 269556.34,

E. 795818.34; thence N 00° 11' 22" W 510.00 feet along the now or former east right-of-way of Ann Street to a point located on the now or former centerline of Waite Avenue (not open/now vacated); thence N 89° 48' 38" E 885.00 feet along said now or former centerline to the intersection of the now or former centerline of Michigan Street (not open/now vacated); thence N 00° 11' 22" W 480.00 feet along said former centerline of Michigan Street to the intersection of the now or former centerline of Lowry Avenue (not open/now vacated); thence N 89° 48' 38" E 561.21 feet along the now or former centerline of Lowry Avenue to a point located on the west right-of-way of Beach Boulevard, said point also being located 60 feet (measured at a right angle) westerly from the west side of the top of a concrete seawall being located east of and contiguous with said Beach Boulevard, said point having the following coordinates, N. 270551.12, E. 797261.27; thence S 07° 19' 28" E 30.23 feet along said west right-of-way of Beach Boulevard to a point located on the north line of Lot 1, Block 100, Gulfview Subdivision; thence S 08° 44' 36" E 323.60 feet along the west right-of-way of Beach Boulevard to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision; thence N 89° 48' 38" E 25.03 feet along the north line of said Lot 7 to a point, said point also being located at the south end of a right-of-way for Beach Boulevard, said point also being located on the new west right-of-way of Shipyard Road; thence southerly 19.34 feet along a curve of the new west right-of-way of Shipyard Road, said curve being concave to the west, having a central angle of 08° 12' 33" with a radius of 135.00 feet, also having a chord bearing and distance of S 05° 56' 49" W 19.33 feet to the end of said curve; thence S 10° 03' 05" W 191.64 feet along the new west right-of-way of Shipyard Road to the beginning of a curve to the left; thence southerly 60.70 feet along a curve of the new west right-of-way of Shipyard Road, said curve having a central angle of 18° 47' 54" with a radius of 185.00 feet, also having a chord bearing and distance of S 00° 39' 08" W 60.43 feet to the end of said curve; thence S 08° 44' 49" E 343.72 feet along the new west right-of-way of Shipyard Road to the beginning of a curve to the right; thence southerly and southwesterly 64.33 feet along a curve of the new west and new northwest right-of-way of Shipyard Road, said curve having a central angle of 54° 12' 26" with a radius of 68.00 feet, also having a chord bearing and distance of S 18° 21' 24" W 61.96 feet to the end of said curve; thence S 45° 27' 37" W 165.40 feet along the new northwest right-of-way of Shipyard Road; thence S 47° 09' 52" W 66.93 feet along the northwest right-of-way of Shipyard Road; thence S 55° 01' 25" W 36.53 feet along the northwest right-of-way of Shipyard Road to the said Point of Beginning.

PARCEL C Leasehold Interest

All that portion of Beach Boulevard (now abandoned) lying south of the north line of Lot 7, Block 100, Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

Commence at the intersection of the north line of Lot 1, Block 100, Gulfview Subdivision with the west right-of-way of Beach Boulevard, said point being located at the following coordinates, N. 270521.13 feet, E. 797265.13 feet (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 08° 44' 36" E 323.60 feet along the west right-of-way of Beach Boulevard to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision; thence N 89° 48' 38" E 55.05 feet along the north line of said Lot 7 to the Point of Beginning, said point also being located at the south end of right-of-way for Beach Boulevard, said point also being located on the new right-of-way of Shipyard Road; thence continue N 89° 48' 38" E 5.63 feet to the west side of the top of a concrete seawall, said seawall being located east of and contiguous with now or former Beach Boulevard; thence meander along the west side of the top of a concrete seawall the following ten courses, S 08° 39' 32" E 10.55 feet, S 08° 40' 35" E 100.06 feet, S 08° 42' 08" E 80.83 feet, S 08° 36' 24" E 18.82 feet, S 08° 45' 41" E 100.59 feet, S 08° 46' 04" E 99.96 feet, S 08° 44' 59" E 99.52 feet, S 08° 44' 47" E 99.70 feet, S 08° 40' 43" E 100.10 feet, S 08° 43' 50" E 88.77 feet; thence N 81 ° 11' 47" E 2.95 feet to the northwest corner of a Public Trust Tidelands Lease parcel; thence S 08° 48' 13" E 299.95 feet along the west line of a Public Trust Tidelands Lease parcel to a point located on the southerly edge of an existing bulkhead on the north side of Bayou Caddy, thence meander westerly and southerly along the edge of said bulkhead the following four courses, S 81° 26' 42" W 36.52 feet, S 06° 34' 36" E 32.37 feet, S 83° 24' 18" W 17.73 feet, S 73° 55' 30" W 7.67 feet to a point located on the now or formerly west right-of-way of Beach Boulevard; thence N 08° 44' 09" W 449.69 feet along said now or formerly west right-of-way of Beach Boulevard to a point located on the former south right-of-way of Shipyard Road; thence continue N 08° 44' 09" W 516.96 feet along said now or former west right-of-way of Beach Boulevard to a point located on the new west right-of-way of Shipyard Road; thence N 10° 03' 05" E 149.65 feet along the new east right-of-way of Shipyard Road to the beginning of a curve to the left; thence northerly 24.70 feet along said curve of the new east right-of-way of Shipyard Road, said curve having a central angle of 08° 34' 43" with a radius of 165.00 feet, also having a chord bearing and distance of N 05° 45' 43" E 24.68 feet to the said Point of Beginning.

PARCEL F Non-Exclusive Easement Interest

A parcel of land (easement) located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), also being located in that part of the NE 1/4 of the NE 1/4 lying north of Bayou Caddy in Section 30, Township 9 South, Range 14 West, Hancock County, Mississippi; and being more particularly described as follows:

For the Point of Beginning, Commence at an iron rod located at the southwest corner of Lot 9, Block 77, Gulfview Subdivision, said iron rod also being located at the following coordinates, N. 269050.32, E. 796270.02 (M.S.P.C.S.-East Zone/NAD 83 in feet);

thence N 76° 46' 38" W 133.64 feet; thence N 89° 48' 38" E 130.00 feet to the west line of said Lot 9, Block 77; thence S 80° 41' 59" E 50.69 feet; thence N 87° 51' 33" E 98.62 feet to a point in a canal; thence N 89° 48' 38" E 245.10 feet to a point located on the west line of property now or formerly to Terryl M. Ladner, said point having the following coordinates, N. 269077.62, E. 796663.60; thence S 02° 59' 02" E 37.58 feet along said west line of property now or formerly to Terryl M. Ladner (W.D. Book BB23, Pages 240-241), to a point located on the northwest right-of-way of Shipyard Road; thence S 66° 39' 08" W 27.82 feet along said northwest right-of-way of Shipyard Road to a point located on the east line of property now or formerly to Strong (W.D. Book AA5, Pages 33-35); thence N 02° 50' 06" W 10.18 feet along said east line of property now or formerly to Strong, to the southeast corner of a parcel of land conveyed by Strong to Cure, et al (W.D Book BB94, Pages 576-578); thence S 88° 53' 02" W 90.00 feet along the south line of said parcel of land conveyed by Strong to Cure, et al; thence N 74° 12' 03" W 22.44 feet; thence N 87° 11' 53" W 69.68 feet; thence S 87° 51' 33" W 150.40 feet; thence N 76° 46' 38" W 39.06 feet to the said Point of Beginning.

PARCEL G Leasehold Interest

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

Commence at an iron rod located at the southwest corner of Lot 9, Block 77, Gulfview Subdivision, said iron rod also being located at the following coordinates, N. 269050.32, E. 796270.02 (M.S.P.C.S.-East Zone/NAD 83 in feet); thence N 00° 11' 22" W 31.00 feet along the west line of Block 77 to the Point of Beginning; thence S 89° 48' 38" W 130.00 feet; thence N 81° 05' 57" W 50.64 feet; thence N 77° 18' 52" W 71.81 feet; thence N 85° 02' 49" W 100.40 feet; thence S 89° 48' 38" W 100.00 feet to the west line of Block 76, Gulfview Subdivision; thence N 00° 11' 22" W 443.51 feet along said west line of Block 76, to the northwest corner of Lot 8, Block 76, Gulfview Subdivision; thence N 89° 48' 38" E 450.00 feet along the north line of said Block 76 and the easterly projection thereof to the northwest corner of Lot 8, Block 77, Gulfview Subdivision; thence S 00° 11' 22" E 476.51 feet along the west line of said Block 77 to the said Point of Beginning.

PARCEL H Non-exclusive Easement Interest / a.k.a Water Tower Site

A parcel of land located in that portion of the NW 1/4 of the NW 1/4 lying north of Bayou Caddy in Section 29, Township 9 South, Range 14 West, Hancock County, Mississippi; and being more particularly described as follows:

Commence at an iron rod located at the intersection of the northwest right-of-way of Shipyard Road with the east line of Block 98 Gulfview Subdivision, said iron rod also being located at the following coordinates, N. 269352.04, E. 797139.03 (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 00° 11' 22" E 36.71 feet to the intersection of the east line of Block 98, Gulfview Subdivision with the southeast right-of-way of Shipyard Road; thence N 54° 53' 02" E 36.68 feet along the southeast right-of-way of Shipyard Road; thence N 53° 55' 51" E 20.43 feet along the southeast right-of-way of Shipyard Road; thence S 00° 04' 51" E 333.61 feet to the Point of Beginning; thence N 71° 38' 14" E 27.58 feet; thence S 75° 27' 27" E 20.25 feet; thence S 18° 21' 46" E 49.85 feet to a point located on the south edge of an existing bulkhead, said point being located at the following coordinates, N. 268971.14, E. 797247.61; thence S 71° 38' 14" W 50.00 feet along said south edge of an existing bulkhead; thence N 18° 21' 46" W 44.43 feet; thence N 00° 04' 51" W 17.29 feet to the said Point of Beginning.

PARCEL I (Intentionally Omitted.)

PARCEL J Leasehold Interest

Commencing at a concrete post which is the Southwest corner of Section 36, Tp.8S, R15W; thence East 828.5 feet along the Section line to an iron pipe, thence North 1037.5 feet, more or less, to an iron pipe on the South line of R.O.W. of U.S. Highway 90 as the point of beginning; thence North 88 degrees 7 minutes West 128 feet, more or less, along the South line of the above mentioned ROW to a point which is 43 feet East of the East Driveway; thence South 180 feet to a point; thence S 88 degrees 7 minutes E 128 feet, more or less, to a point which is due South of the point of beginning, thence N. 180 feet to the point of beginning; being a part of the S W 1/4 of the SW 1/4, Section 36, Township 8 S., Range 15W., Hancock County, Mississippi.

PARCEL "K" (Leasehold Interest)

ADDED TO DESCRIPTION OF THE PROPERTY

Abandoned Roadway Parcel (Leasehold Interest)

FORMER R.O.W. FOR SHIPYARD ROAD (2006)

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

Commence at the intersection of the north line of Lot 1, Block 100, Gulfview Subdivision with the west right-of-way of Beach Boulevard, said point being located at the following coordinates, N. 270521.13 feet, E. 797265.13 feet (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 08° 44' 36" E 323.60 feet along the west right-of-way of Beach Boulevard to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision; thence N 89° 48' 38" E 25.03 feet along the north line of said Lot 7 to the Point Of Beginning, said point also being located at the south end of right-of-way for Beach Boulevard, said point also being located on the now or former west right-of-way of Shipyard Road; thence continue N 89° 48' 38" E 30.02 feet along the north line of said Lot 7, also being along the south end of right-of-way for Beach Boulevard; thence southerly 24.70 feet along a curve concave to the west, having a central angle of 08° 34' 43" with a radius of 165.00 feet, also having a chord bearing and distance of S 05° 45' 43" W 24.68 feet to the end of said curve; thence S 10° 03' 05" W 191.64 feet to the beginning of a curve to the left; thence southerly 50.85 feet along said curve having a central angle of 18° 47' 54" with a radius of 155.00 feet, also having a chord bearing and distance of S 00° 39' 08" W 50.63 feet to the end of said curve; thence S 08° 44' 49" E 343.72 feet to the beginning of a curve to the right; thence southerly and southwesterly 92.72 feet along said curve having a central angle of 54° 12' 26" with a radius of 98.00 feet, also having a chord bearing and distance of S 18° 21' 24" W 89.30 feet to the end of said curve; thence S 45° 27' 37" W 165.84 feet; thence S 47° 08' 34" W 66.03 feet; thence S 53° 55' 51" W 26.24 feet; thence S 54° 53' 02" W 36.68 feet; thence S 54° 53' 02" W 405.48 feet to a point located at the northeast corner of property now or formerly to John Ladner & Terryl Ladner (W.D. Book X5, Page 14); thence N 02° 59' 02" W 35.15 feet to a point located at the southeast corner of property now or formerly to Terryl M. Ladner (W.D. Book BB23, Pages 240-241); thence N 54° 50' 16" E 407.80 feet; thence N 55° 01' 25" E 36.53 feet; thence N 47° 09' 52" E 66.93 feet; thence N 45° 27' 37" E 165.40 feet to the beginning of a curve to the left; thence northeasterly and northerly 64.33 feet along said curve having a central angle of 54° 12' 26" with a radius of 68.00 feet, also having a chord bearing and distance of N 18° 21' 24" E 61.96 feet to the end of said curve; thence N 08° 44' 49" W 343.72 feet to the beginning of a curve to the right; thence northerly 60.70 feet along said curve having a central angle of 18° 47' 54" with a radius of 185.00 feet, also having a chord bearing and distance of N 00° 39' 08" E 60.43 feet to the end of said curve; thence N 10° 03' 05" E 191.64 feet to the beginning of a curve to the left; thence northerly 19.34 feet along said curve having a central angle of 08° 12' 33" with a radius of 135.00 feet, also having a chord bearing and distance of N 05° 56' 49" E 19.33 feet to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision, said point also being located at the south end of right-of-way for Beach Boulevard, also said point being the said Point Of Beginning.

PARCEL L

LESS AND EXCEPTED FROM PARCELS A, B, C AND K:
RELOCATED ROADWAY PARCEL

NEW R.O.W. FOR SHIPYARD ROAD (2006)

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

Commence at the intersection of the north line of Lot 1, Block 100, Gulfview Subdivision with the west right-of-way of Beach Boulevard, said point being located at the following coordinates, N. 270521.13 feet, E. 797265.13 feet (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 08° 44' 36" E 323.60 feet along the west right-of-way of Beach Boulevard to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision; thence N 89° 48' 38" E 40.60 feet along the north line of said Lot 7, also being along the south end of right-of-way for Beach Boulevard; thence S 11° 36' 42" W 25.62 feet; thence S 10° 02' 59" W 190.35 feet to the beginning of a curve to left; thence southerly 54.43 feet along said curve having a central angle of 19° 00' 52" with a radius of 164.00 feet, also having a chord bearing and distance of S 00° 32' 33" W 54.18 feet to the end of said curve; thence S 08° 57' 53" E 96.61 feet; thence S 08° 44' 21" E 141.83 feet to the beginning of a curve to the right; thence southerly and southwesterly 65.31 feet along said curve having a central angle of 49° 53' 41" with a radius of 75.00 feet, also having a chord bearing and distance of S 16° 12' 30" W 63.27 feet to the end of said curve; thence S 41° 09' 20" W 137.98 feet to the beginning of a curve to the right; thence southwesterly and westerly 34.94 feet along said curve having a central angle of 40° 02' 27" with a radius of 50.00 feet, also having a chord bearing and distance of S 61° 10' 34" W 34.24 feet to the end of said curve; thence S 81° 11' 47" W 53.04 feet to the beginning of a curve to the left; thence westerly and southwesterly 49.90 feet along said curve having a central angle of 57° 10' 47" with a radius of 50.00 feet, also having a chord bearing and distance of S 52° 36' 23" W 47.85 feet to the end of said curve; thence S 24° 01' 00" W 90.89 feet to the beginning of a curve to the right; thence southerly and southwesterly 39.03 feet along said curve having a central angle of 30° 00' 50" with a radius of 74.50 feet, also having a chord bearing and distance of S 39° 01' 25" W 38.58 feet to the end of said curve; thence S 54° 01' 50" W 168.09 feet to the beginning of a curve to the left; thence southwesterly and southerly 27.52 feet along said curve having a central angle of 39° 55' 07" with a radius of 39.50 feet, also having a chord bearing and distance of S 34° 04' 16" W 26.97 feet to the end of said curve; thence S 14° 06' 43" W 78.39 feet to the beginning of a curve to the right; thence southerly and southwesterly 54.02 feet along said curve having a central angle of 40° 43' 33" with a radius of 76.00 feet, also having a chord bearing and distance of S 34° 28' 30" W 52.89 feet to the end of said curve; thence S 54° 50' 16" W 91.05 feet to a point located on the east line of property now or formerly to John Ladner & Terryl Ladner (W.D. Book X5, Page 14); thence N 02° 59' 02" W 42.53 feet to a point located on the east line of property now or formerly to Terryl M. Ladner (W.D. Book BB23J Pages 240-241); thence N 54° 50' 16" E 68.40 feet to the beginning of a curve to the left; thence northeasterly and northerly 28.43 feet along said curve having a central angle of 40° 43' 33" with a radius of 40.00 feet, also having a chord bearing and distance of N 34° 28' 30" E 27.84 feet to the end of said curve; thence N 14° 06' 43" E 78.39 feet to the beginning of a curve to the right; thence northerly and northeasterly 52.60 feet along said curve having a central angle of 39° 55' 07" with a radius of 75.50 feet, also having a chord bearing and distance of N 34° 04' 16" E 51.54 feet to the end of said curve; thence N 54° 01' 50" E 168.09 feet to the beginning of a curve to the left; thence northeasterly and northerly 20.17 feet along said curve having a central angle of 30° 00' 50" with a radius of 38.50 feet, also having a chord bearing and distance of N 39° 01' 25" E 19.94 feet to the end of said curve; thence N 24° 01' 00" E 121.25 feet to the beginning of a curve to the right; thence northeasterly and easterly 56.39 feet along said curve having a central angle of 57° 10' 47" with a radius of 56.50 feet, also having a chord bearing and distance of N 52° 36' 23" E 54.07 feet to the end of said curve; thence N 81° 11' 47" E 60.17 feet to the beginning of a curve to the left; thence easterly and northeasterly 39.48 feet along said curve having a central angle of 40° 02' 27" with a radius of 56.50 feet, also having a chord bearing and distance of N 61° 10' 34" E 38.69 feet to the end of said curve; thence N 41° 09' 20" E 103.84 feet to the beginning of a curve to the left; thence northeasterly and northerly 33.96 feet along said curve having a central angle of 49° 53' 41" with a radius of 39.00 feet, also having a chord bearing and distance of N 16° 12' 30" E 32.90 feet to the end of said curve; thence N 08° 44' 21" W 141.76 feet; thence N 08° 57' 53" W 96.54 feet to the beginning of a curve to the right; thence northerly 66.37 feet along said curve having a central angle of 19° 00' 52" with a radius of 200.00 feet, also having a chord bearing and distance of N 00° 32' 33" E 66.07 feet to the end of said curve; thence N 10° 02' 59" E 190.36 feet; thence North 18.68 feet to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision, said point also being located at the south end of right-of-way for Beach Boulevard, also said point being the said Point of Beginning.